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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

Information Required In Proxy Statement Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Neose Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction: $43,000,000 (estimated solely for the purpose of calculating the filing fee)
	(5)	Total fee paid: $1,689.90
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 NEOSE TECHNOLOGIES, INC.
102 Rock Road
Horsham, Pennsylvania
(215) 315-9000

SPECIAL MEETING OF STOCKHOLDERS—YOUR VOTE IS IMPORTANT

Dear Neose Stockholder:

        You are cordially invited to attend a special meeting (the "Special Meeting") of the stockholders of Neose Technologies, Inc. (the "Company") to be held on                        , 2008 at         a.m., local time at the Company's offices at 102 Rock Road, Horsham, Pennsylvania 19044. The telephone number at that location is (215) 315-9000. At the Special Meeting, the Company is seeking your approval for:

  (1)
  the sale of certain of the Company's assets to BioGeneriX AG for a cash purchase price of $22.0 million (the "BGX Asset Sale"); pursuant to and on the terms set forth in an Asset Purchase Agreement dated September 17, 2008 (the "BGX Asset Purchase Agreement");

  (2)
  the sale of certain of the Company's assets to Novo Nordisk A/S for a cash purchase price of $21.0 million (the "Novo Asset Sale" and together with the BGX Asset Sale, the "Asset Sales"); pursuant to and on the terms set forth in an Asset Purchase Agreement dated September 17, 2008 (the "Novo Asset Purchase Agreement" and together with the BGX Asset Purchase Agreement, the "Asset Purchase Agreements");

  (3)
  the Plan of Complete Liquidation and Dissolution of the Company (the "Plan of Liquidation"), subsequent to the consummation of the Asset Sales;

  (4)
  the grant of discretionary authority to the Company's Board of Directors to adjourn the Special Meeting, regardless of whether a quorum is present, if necessary to solicit additional votes in favor of approval of: (i) the BGX Asset Sale, (ii) the Novo Asset Sale, and/or (iii) the Plan of Liquidation; and

  (5)
  consideration and transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

        The Company's Board of Directors has carefully reviewed and considered the terms and conditions of the Asset Purchase Agreements, the Asset Sales and the Plan of Liquidation and has concluded that the Asset Purchase Agreements, the Asset Sales, the liquidation and dissolution of the Company pursuant to the Plan of Liquidation, subject to consummation of the Asset Sales, are all in the best interests of the Company and its stockholders. The Company's Board of Directors therefore has approved these proposals and recommends that you vote FOR each of the proposals set forth in the accompanying Proxy Statement.

        Assuming stockholder approval of the Asset Sales and the Plan of Liquidation, liquidating distributions, in an amount to be determined, are expected to begin no earlier than 30 days following the closing of the Asset Sales. The Company's current estimate is that there will be between $17,400,000 and $27,600,000, or $0.32 to $0.51 per share of the Company's common stock, available for distribution over time to the Company's stockholders with the final distribution amount to be determined and the final distribution made after settlement and satisfaction of all of the Company's liabilities. However, if certain contingent liabilities are not able to be settled within the currently estimated range, the amount available for distribution could fall outside the estimated distribution range.

        In addition to distributions to holders of the Company's common stock and in accordance with the terms of certain common stock purchase warrants issued in connection with the Company's March 2007 equity financing, each warrant holder has an option to receive a cash payment within 30 days of the closing of the Asset Sales in exchange for such holder's warrants. The aggregate cash payment amount, which will be determined according to the terms of the warrants, is expected to be up to $4,600,000 or up to $0.48 per warrant share, depending on the trading volatility of the Company's common stock prior to, and common stock price at the time of, valuing the warrants. These amounts have been factored into the estimated aggregate distribution per share of common stock.

        The Company urges you to read the accompanying Proxy Statement in its entirety and consider it carefully. Please pay particular attention to (i) the "Risk Factors" beginning on page 18 for a discussion of the risks related to the Asset Sales and the Plan of Liquidation, and (ii) Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution—Liquidating Distributions; Nature; Amount; Timing, which reflects the Company's current estimate of the amounts that may be ultimately available for liquidating distributions to stockholders.

        It is important that your shares be represented at the Special Meeting, regardless of the size of your holdings. Accordingly, whether or not you expect to attend the Special Meeting, the Company urges you to vote promptly by returning the enclosed proxy card. You may revoke your proxy at any time before it has been voted.

        Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Special Meeting.

Sincerely,
George J. Vergis, Ph.D. President and Chief Executive Officer

        Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Asset Sales or the Plan of Liquidation, passed upon the merits or fairness of the Asset Sales or the Plan of Liquidation nor passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

THE ACCOMPANYING PROXY STATEMENT IS DATED                        , 2008
AND IS FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT                        , 2008.

 NEOSE TECHNOLOGIES, INC.
102 ROCK ROAD
HORSHAM, PENNSYLVANIA
(215) 315-9000

 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD                                    , 2008

Dear Stockholder:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Neose Technologies, Inc. (the "Company") will be held on                        , 2008 at              a.m., local time at the Company's offices at 102 Rock Road, Horsham, Pennsylvania, for the following purposes:

  (1)
  to approve the Asset Purchase Agreement, attached as Annex A to the accompanying Proxy Statement (the "BGX Asset Purchase Agreement"), and the sale of certain of the Company's assets to BioGeneriX AG for a cash purchase price of $22.0 million pursuant thereto, as described in more detail in the accompanying Proxy Statement (collectively, the "BGX Asset Sale");

  (2)
  to approve the Asset Purchase Agreement, attached as Annex B to the Proxy Statement (the "Novo Asset Purchase Agreement" and together with the BGX Asset Purchase Agreement, the "Asset Purchase Agreements"), and the sale of certain of the Company's assets to Novo Nordisk A/S for a cash purchase price of $21.0 million pursuant thereto, as described in more detail in the accompanying Proxy Statement (collectively, the "Novo Asset Sale" and together with the BGX Asset Sale, the "Asset Sales");

  (3)
  to approve and adopt the Plan of Complete Liquidation and Dissolution attached as Annex C to the accompanying Proxy Statement, including the dissolution of the Company contemplated thereby, which is subject to the Company's stockholders' approval of the Asset Sales and the subsequent consummation of the Asset Sales;

  (4)
  to adjourn the Special Meeting, regardless of whether a quorum is present, if necessary to solicit additional votes in favor of approval of: (i) the BGX Asset Sale, (ii) the Novo Asset Sale, and/or (iii) the Plan of Complete Liquidation and Dissolution; and

  (5)
  to consider and transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

        The foregoing items of business are more fully described in the accompanying Proxy Statement accompanying this Notice.

        The Company's Board of Directors recommends that you vote: (i) FOR the approval of the BGX Asset Purchase Agreement and the BGX Asset Sale described therein, (ii) FOR the approval of the Novo Asset Purchase Agreement and the Novo Asset Sale described therein, (iii) FOR the approval and adoption of the Plan of Complete Liquidation and Dissolution, and (iv) FOR the proposal to adjourn the Special Meeting, regardless of whether a quorum is present, if necessary to solicit additional votes in favor of (a) the approval of the BGX Asset Sale, (b) the approval of the Novo Asset Sale, and/or (c) the approval and adoption of the Plan of Complete Liquidation and Dissolution.

        The Company's independent financial advisor, RBC Capital Markets Corporation, rendered (i) an opinion to the Company's Board of Directors that the consideration to be received by the Company pursuant to the BGX Asset Purchase Agreement is fair, from a financial point of view, to the Company, and (ii) an opinion to the Company's Board of Directors that the consideration to be received by the Company pursuant to the Novo Asset Purchase Agreement is fair, from a financial point of view, to the Company.

        If the Asset Purchase Agreements are not consummated, whether due to lack of stockholder approval or other reasons, the Company will attempt to secure additional financing and if the Company is unsuccessful, the Company may seek further stockholder approval to dissolve or the Company may file for, or will be forced to resort to, bankruptcy protection and, in either case, there may not be funds available for a distribution to stockholders.

        Only stockholders of record at the close of business on                        , 2008 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. The stock transfer books of the Company will remain open between the Record Date and the date of the Special Meeting.

        To ensure your representation at the Special Meeting and the presence of a quorum at the Special Meeting, please vote as soon as possible, even if you plan to attend the Special Meeting. If a quorum is not reached, the Company may have the added expense of re-issuing these proxy materials. The Company urges you to date, sign and return the enclosed proxy card promptly. A reply envelope is enclosed for your convenience. You may also vote by telephone or through the Internet by following the instructions on your proxy card. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed, dated and returned to ensure that all of your shares will be voted. If you hold your shares through a broker, bank or other nominee, promptly return the voting instruction card you receive; you may also be able to vote electronically via the Internet or by telephone if your broker, bank or other nominee offers such a program. Submitting your instructions by any of these methods will not affect your right to attend the Special Meeting to vote your shares in person. However, if you hold your shares through a broker, bank or other nominee, you must obtain a proxy from the record holder of your shares in order to vote in person at the Special Meeting. Your proxy is revocable in accordance with the procedures set forth in the accompanying Proxy Statement.

By Order of the Board of Directors,
George J. Vergis, Ph.D. President and Chief Executive Officer

Horsham, Pennsylvania
                        , 2008

        IMPORTANT—PLEASE VOTE YOUR PROXY PROMPTLY. After reading the accompanying proxy statement, please mark, sign, date and return the enclosed proxy card in the accompanying reply envelope, or call the toll-free number or use the Internet by following the instructions included with your proxy card, whether or not you plan to attend the Special Meeting in person. Please vote as promptly as possible. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, VOTE VIA TELEPHONE OR INTERNET OR ATTEND THE SPECIAL MEETING IN PERSON.

        If you have any questions or need assistance in voting your shares, please call the Company's proxy solicitor, Georgeson Inc. at (800) 261-1054.

i

ii

iii

 NEOSE TECHNOLOGIES, INC.
102 ROCK ROAD
HORSHAM, PENNSYLVANIA 19044

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD                        , 2008

General

        This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Neose Technologies, Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Special Meeting of Stockholders (the "Special Meeting") to be held on            , 2008 at             a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at our offices at 102 Rock Road, Horsham, Pennsylvania 19044. The telephone number at that location is (215) 315-9000. As used herein, the terms "we," "us," "our" and similar terms refer to the Company.

        These proxy solicitation materials are being mailed on or about            , 2008 to all stockholders entitled to vote at the Special Meeting.

        The first proposal to be acted upon at the Special Meeting is the approval of the Asset Purchase Agreement, dated as of September 17, 2008 (the "BGX Asset Purchase Agreement"), by and between us and BioGeneriX AG, a company organized under the laws of the Federal Republic of Germany ("BGX"), and the sale of certain of our assets to BGX described therein (collectively, the "BGX Asset Sale"). A copy of the BGX Asset Purchase Agreement, which provides for a sale of certain assets to BGX for a purchase price of $22,000,000 in cash, is attached as Annex A to this Proxy Statement. We encourage you to read the BGX Asset Purchase Agreement in its entirety. Pursuant to the BGX Asset Purchase Agreement, we will sell to BGX certain intellectual property. The assets being sold in the BGX Asset Sale are referred to as the "BGX Purchased Assets" (See "Proposal No. 1: Approval of the BGX Asset Sale" for a more complete description of the BGX Asset Purchase Agreement). BGX has a principal place of business at High-Tech-Park Neckarau, Janderstrasse 3, D-68199 Mannheim, Germany.

        The second proposal to be acted upon at the Special Meeting is the approval of the Asset Purchase Agreement, dated as of September 17, 2008 (the "Novo Asset Purchase Agreement"), by and between us and Novo Nordisk A/S, a company organized under the laws of Denmark ("Novo"), and the sale of certain of our assets to Novo described therein (collectively, the "Novo Asset Sale"). A copy of the Novo Asset Purchase Agreement, which provides for a sale of certain assets to Novo for a purchase price of $21,000,000 in cash, is attached as Annex B to this Proxy Statement. We encourage you to read the Novo Asset Purchase Agreement in its entirety. Pursuant to the Novo Asset Purchase Agreement, we will sell to Novo certain intellectual property. The assets being sold in the Novo Asset Sale are referred to as the "Novo Purchased Assets" (See "Proposal No. 2: Approval of the Novo Asset Sale" for a more complete description of the Novo Asset Purchase Agreement). Novo has a principal place of business at Novo Alle, 2880 Bagsvaerd, Denmark.

        BGX and Novo are referred to jointly in this Proxy Statement as the "Purchasers." The BGX Asset Sale and the Novo Asset Sale are referred to jointly in this Proxy Statement as the "Asset Sales." The BGX Purchased Assets and Novo Purchased Assets are referred to jointly in this Proxy Statement as the "Purchased Assets." The BGX Asset Purchase Agreement and the Novo Asset Purchase Agreement are referred to jointly in this Proxy Statement as the "Asset Purchase Agreements."

        The third proposal to be acted upon at the Special Meeting is the approval and adoption of the Plan of Complete Liquidation and Dissolution of the Company (the "Plan of Liquidation"), which is subject to our stockholders' approval of the Asset Sales and the subsequent consummation of the Asset Sales. A copy of the Plan of Liquidation is attached as Annex C to this Proxy Statement. We encourage you to read the Plan of Liquidation in its entirety.

        Each Asset Sale is conditioned upon the consummation of the other Asset Sale, but neither Asset Sale is conditioned upon the approval of the Plan of Liquidation. Our Plan of Liquidation is conditioned upon the consummation of the Asset Sales.

        If our stockholders do not approve and adopt the Plan of Liquidation, we will complete the Asset Sales if they are approved by our stockholders and the other conditions to closing are met. In this case, we will have transferred substantially all of our assets to BGX and Novo. With no material assets and no Plan of Liquidation approved and adopted, we intend to declare and pay to our stockholders a cash dividend, but the amount is uncertain. If a cash dividend is paid, any cash in excess of such cash dividend will be retained to fund ongoing operating expenses. We would have no business or operations after the Asset Sales, and will retain only those employees required to maintain our corporate existence. We have no plans for our operations in such a scenario, and would evaluate all available options.

        If the Asset Sales are not approved by our stockholders, we will attempt to secure additional financing. It is uncertain whether we can secure sufficient financing to fund our ongoing operations on terms acceptable to us, if at all, within a time frame necessary to continue our ongoing operations. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may seek further stockholder approval to dissolve or we may file for, or be forced to resort to, bankruptcy protection (See "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution" for a more complete description of the Plan of Liquidation).

        If we do not have a quorum at the Special Meeting or if we do not have sufficient affirmative votes in favor of the foregoing three proposals, we may, subject to stockholder approval as described below, adjourn the Special Meeting to a later time to permit further solicitation of proxies, if necessary, to obtain additional votes in favor of the foregoing proposals. We may adjourn the Special Meeting without notice, other than by the announcement made at the Special Meeting. Under our bylaws, we can adjourn the Special Meeting by approval of the holders of a majority of our common stock having voting power present in person or represented by proxy. We are soliciting proxies to vote in favor of adjournment of the Special Meeting, regardless of whether a quorum is present, if necessary to provide additional time to solicit votes in favor of approval of the Asset Sales and/or approval and adoption of the Plan of Liquidation. Our Board of Directors recommends that you vote FOR the proposal to adjourn the Special Meeting.

        Except as described in this Proxy Statement, our Board of Directors does not know of any other matters that may be brought before the Special Meeting. In the event that any other matter should come before the Special Meeting, the persons named on the proxy card will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment. A proxy may be revoked at any time before being voted by written notice to such effect received by us at the address set forth above, Attn: A. Brian Davis, our Senior Vice President and Chief Financial Officer, by delivery of a subsequently dated proxy or by a vote cast in person at the Special Meeting. Presence at the Special Meeting does not, by itself, revoke the proxy.

Record Date; Voting Securities

        Our Board of Directors has fixed the close of business on            , 2008 as the record date for the Special Meeting (the "Record Date"). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting. As of the close of business on the Record Date, we had             shares of common stock issued and outstanding. Our common stock is currently traded on NASDAQ under the symbol "NTEC." On August 20, 2008, we received a letter from NASDAQ indicating that we failed to regain compliance with NASDAQ's minimum bid price requirement and that our common stock would be delisted from NASDAQ's Global Market on August 29, 2008. We previously announced on August 21, 2008, that we were appealing the NASDAQ determination and that an appeal hearing was scheduled for October 16, 2008. On October 7, 2008, we received an additional letter from NASDAQ indicating that the announcement of the Asset Sales and the Plan of Liquidation, constituted an additional basis for the delisting our common stock. Following an evaluation of our ability to regain compliance with NASDAQ listing requirements in light of the Asset Sales and the Plan of Liquidation, we advised NASDAQ on October 14, 2008 that we were withdrawing our appeal. On October 16, 2008, we received a notice from NASDAQ stating that our common stock will be delisted from NASDAQ effective at the open of business on October 20, 2008. We have been advised by the Pink OTC Markets Inc. (the "Pink Sheets") that we will be eligible for trading on the Pink Sheets contemporaneously with the delisting of our common stock from NASDAQ. We are also in discussions with market makers to quote our common stock on the OTC Bulletin Board (the "OTC BB"). Our common stock will not be eligible for trading on the OTC BB until at least one market maker quotes our common stock.

        A list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours, at our offices, 102 Rock Road, Horsham, Pennsylvania 19044, for a period of 10 days prior to the Special Meeting and will also be available at the Special Meeting. Our telephone number is (215) 315-9000.

Solicitation

        We will pay all costs for soliciting proxies. These costs will include the expenses of preparing and mailing proxy materials for the Special Meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Special Meeting to beneficial owners of our common stock. We have retained Georgeson Inc. as our proxy solicitor for a fee of $15,000 plus out-of-pocket costs and expenses, such as telephone calls to stockholders. We may conduct further solicitation personally, telephonically, by Internet, by e-mail or by facsimile through our officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation of proxies.

Voting Procedures

        You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to your broker, bank or other nominee. You can also vote at the Special Meeting. You can vote by the following methods:

  Proxies

        You may submit your proxy by any one of the following methods:

        By Mail—You may submit your proxy by mail by signing and dating your proxy card and mailing it in the enclosed pre-addressed envelope. Proxy cards properly executed, duly returned to us and not revoked will be voted in accordance with the specifications made in the proxy card.

        By Internet—Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the website at www.proxyvote.com. You will be prompted to enter your 12-digit Control Number, which is located below the voting instructions on your proxy card, to obtain your records and create an electronic proxy card for your voting instructions.

        By Phone—Use any touch tone telephone to transmit your voting instructions by dialing telephone number (800) 690-6903. Have your proxy card in hand when you call.

  Voting Instruction Cards

        If you hold your shares through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Most of these organizations offer voting by telephone or Internet.

  In Person at the Special Meeting

        We will pass out written ballots to anyone who wants to vote at the Special Meeting. If your shares are held in "street name" and you wish to attend and vote at the Special Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Special Meeting.

  Revocability of Proxies

        You can change your vote at any time before proxies are voted at the Special Meeting. Proxies may be revoked by any of the following actions:

  •
  delivering a written notice to A. Brian Davis, our Senior Vice President and Chief Financial Officer, at 102 Rock Road, Horsham, PA 19044, that you are revoking your proxy;

  •
  submitting new voting instructions using any of the methods described above; or

  •
  attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy).

        If your shares are held in "street name" by your broker, bank or other nominee, you must submit new voting instructions to your broker, bank or other nominee, or obtain the proper documentation from your broker, bank or other nominee to vote your shares at the Special Meeting.

Voting and Quorum; Broker Non-Votes

        Each share of our common stock is entitled to one vote on all matters. A majority of our common stock issued and outstanding and entitled to vote as of the Record Date, or            shares, must be present at the Special Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions will be counted as present for purposes of determining whether the quorum requirement is satisfied.

        Brokers who hold our common stock in "street name" for customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval on non-routine matters, such as the approval of the Asset Sales and approval and adoption of the Plan of Liquidation and, as a result, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote those shares, referred to generally as "broker non-votes." Broker non-votes will be considered as "present" for purposes of determining a quorum but will have the effect of a vote against each of the Asset Sales and the Plan of Liquidation and will have no effect on the proposal to adjourn the Special Meeting, regardless of whether a quorum is present, if necessary to provide additional time to solicit votes in favor of approval of the Asset Sales and/or approval and adoption of the Plan of Liquidation. Your broker will send you information regarding how to instruct it on how to vote on your behalf. If you do not receive a voting instruction card from your broker, please contact your broker to get a voting instruction card. YOUR VOTE IS CRITICAL TO THE SUCCESS OF OUR PROPOSALS. We encourage all stockholders whose shares of our common stock are held in "street name" to provide their brokers with instructions on how to vote.

        The affirmative vote of the holders of a majority of our common stock issued and outstanding and entitled to vote as of the Record Date is required for approval of each of the Asset Sales and for approval and adoption of the Plan of Liquidation. Accordingly, abstentions and broker non-votes have the effect of negative votes on the proposals to approve each of the Asset Sales and to approve and adopt the Plan of Liquidation. Abstentions and broker non-votes will have no effect on the proposal to adjourn the Special Meeting.

        If we do not have a quorum at the Special Meeting or if we do not have sufficient affirmative votes in favor of the proposals to approve the Asset Sales and approve and adopt the Plan of Liquidation, we may adjourn the Special Meeting to a later time to permit further solicitation of proxies, if necessary, to obtain additional votes in favor of the foregoing proposals. We may, subject to stockholder approval, adjourn the Special Meeting without notice, other than by the announcement made at the Special Meeting. Under our bylaws, we can adjourn the Special Meeting by approval of the holders of a majority of our common stock having voting power present in person or represented by proxy at the Special Meeting. We are soliciting proxies to vote in favor of adjournment of the Special Meeting, regardless of whether a quorum is present, if necessary to provide additional time to solicit votes in favor of approval of the Asset Sales and/or approval and adoption of the Plan of Liquidation.

        All proxies duly executed and received will be voted on all matters presented at the Special Meeting in accordance with the specifications made in such proxies. In the absence of specified instructions, proxies so received will be voted: (i) FOR the proposal to approve the BGX Asset Sale, (ii) FOR the proposal to approve the Novo Asset Sale, (iii) FOR the proposal to approve and adopt the Plan of Liquidation, (iv) FOR the proposal to vote to adjourn the Special Meeting, regardless of whether a quorum is present, if necessary in order to solicit additional affirmative votes in favor of the approval of the Asset Sales and the Plan of Liquidation, and (v) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Special Meeting.

 SUMMARY TERM SHEET

        The following is a brief summary of information contained elsewhere in this Proxy Statement. This summary is not a complete statement of all information, facts or materials to be voted on at the Special Meeting. This summary should only be read in conjunction with, and is qualified in its entirety by reference to, the more detailed information contained in this Proxy Statement and the annexes hereto.

BGX Asset Sale

        We are seeking stockholder approval for the BGX Asset Sale. Below is a summary of the BGX Asset Purchase Agreement and the BGX Asset Sale. For more detailed information regarding the principal provisions of the BGX Asset Purchase Agreement, see "Proposal No. 1: Approval of the BGX Asset Sale—Principal Provisions of the BGX Asset Purchase Agreement."

The Parties to the BGX Asset Purchase Agreement

        We are a company organized under the laws of the State of Delaware. We are a clinical-stage biopharmaceutical company, focused on the development of next-generation therapeutic proteins using our enzymatic pegylation technology, GlycoPEGylation™. GlycoPEGylation can improve the drug properties of therapeutic proteins by building out, and attaching polyethylene glycol (PEG) to, carbohydrate structures at specific sites on the therapeutic proteins. Such modifications are expected to offer significant advantages, including less frequent dosing and possibly improved efficacy, over the original versions of the therapeutic proteins.

        BGX is a company organized under the laws of the Federal Republic of Germany. BGX, a subsidiary of ratiopharm GmbH ("ratiopharm"), was founded in June 2000 to develop biopharmaceutical drugs with known modes of action and established drug markets. Ratiopharm is Europe's leading generics producer and in its home country, Germany, the top selling and most commonly prescribed pharmaceutical brand.

        BGX's principal executive offices are located at High-Tech Park Neckarau, Janderstrasse 3, D-68199 Mannheim, Germany, and its primary telephone number is +49 621 875 5610. Ratiopharm's principal executive offices are located at Graf-Arco-Strasse 3, D-89079 Ulm, Germany, and its primary telephone number is +49 731 402 02. In addition to its headquarters in Germany, ratiopharm has branches located in 25 countries.

        As more fully discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as amended, we are a party to an agreement with BGX to use our proprietary GlycoPEGylation technology to develop a long-acting version of granulocyte colony stimulating factor, or G-CSF.

The BGX Asset Sale

        On September 17, 2008, we entered into the BGX Asset Purchase Agreement with BGX providing for the sale to BGX of: (i) certain intellectual property assets that relate to the discovery, research, development, commercialization or other exploitation of any compound or product developed relating to G-CSF, and certain intellectual property assets used to modify peptides and proteins for all indications, except for the right to use such intellectual property for use in the prevention or treatment of acquired or hereditary hemorrhagic disorders, (ii) our books, records, files and documents related to such assets, and (iii) our inventory of materials related to the use of such assets, for $22,000,000 in cash.

        The BGX Asset Purchase Agreement also contemplates that we and BGX will enter into a license agreement and a sublicense agreement immediately prior to the closing of the Asset Sales, pursuant to which we will license or sublicense to BGX certain intellectual property to be acquired by Novo from us pursuant to the Novo Asset Purchase Agreement. At the closing of the Novo Asset Sale, we will assign such license agreement and sublicense agreement to Novo.

The BGX Asset Purchase Agreement

  BGX Assumed Liabilities

        BGX has agreed to assume our liabilities relating to performance obligations arising: (i) after the closing date of the BGX Asset Sale in connection with the regulatory documentation included in the assets purchased by BGX (but excluding any such obligations arising out of or resulting from any breach or violation of such regulatory documentation or any related requirement of applicable law by us on or prior to the closing date of the BGX Asset Sale), or (ii) under the contracts assigned to BGX accruing with respect to the period commencing, as applicable, after the closing date of the BGX Asset Sale (or if consent to assignment is required, the date such consent is obtained and such contracts are assigned to BGX), other than liabilities or obligations attributable to any failure by us to comply with the terms of such contracts (collectively, the "BGX Assumed Liabilities"). Other than the BGX Assumed Liabilities and the Novo Assumed Liabilities (as defined below), all of our other liabilities and obligations will be retained by us (See "Proposal No. 1: Approval of the BGX Asset Sale—Principal Provisions of the BGX Asset Purchase Agreement—BGX Assumed Liabilities" and "Proposal No. 2: Approval of the Novo Asset Sale—Principal Provisions of the Novo Asset Purchase Agreement—Novo Assumed Liabilities").

  BGX Excluded Liabilities

        Other than the BGX Assumed Liabilities and the Novo Assumed Liabilities, all of our other liabilities and obligations will be retained by us, which liabilities and obligations we refer to as the "BGX Excluded Liabilities," and include, but are not limited to: (i) all of our liabilities and obligations, or the liabilities and obligations of any member of any consolidated, affiliated, combined or unitary group of which we are a member or have been a member, for taxes, except transfer taxes, the handling of which is separately set forth in the BGX Asset Purchase Agreement, (ii) all our liabilities and obligations relating to employee benefits or compensation arrangements, whether relating or attributable to, or arising during, the period before or after the closing of the BGX Asset Sale, including all liabilities or obligations under any employee benefit agreements, plans or other arrangements, (iii) all liabilities and obligations arising from any action relating to us, the BGX Purchased Assets or the Licensed Assets (as defined below) or pending before any arbitrator or governmental authority, (iv) all liabilities and obligations relating to or arising from any asset, property or business of ours that is not a BGX Purchased Asset or a Licensed Asset, whether relating or attributable to, or arising during, the period before or after the closing of the BGX Asset Sale, and (v) all liabilities and obligations relating or attributable to any owned, leased or operated BGX Purchased Asset or Licensed Asset prior to the closing of the BGX Asset Sale, including in relation to any contract, agreement, lease, license, commitment, sales or purchase order or other instrument or in relation to Magnolia Nutritionals LLC.

  BGX Conditions to the Closing

        The obligations of the parties to complete the BGX Asset Sale are subject to certain conditions, including:

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  approval of the BGX Asset Sale by our stockholders;

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  the absence of any law or pending action by a governmental authority prohibiting the consummation of all or part of the BGX Asset Sale and no action shall be pending or threatened by any governmental authority or other person seeking a writ, judgment, decree, injunction or similar order or seeking to recover any damages or obtain other relief as a result of the consummation of the BGX Asset Sale; and

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  completion of all notifications and filings with governmental authorities and expiration or termination of any waiting periods required by governmental authorities.

        The obligations of BGX to complete the BGX Asset Sale are subject to certain additional conditions, including, but not limited to:

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  the accuracy of the representations and warranties made by us to BGX;

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  the performance of our obligations under the BGX Asset Purchase Agreement;

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  the absence of any event or development of a state of circumstances that, individually or in the aggregate, has had or could reasonably be expected to result in a "Material Adverse Effect," as that term is defined in the BGX Asset Purchase Agreement;

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  the simultaneous closing of the BGX Asset Sale and the Novo Asset Sale without any waiver or amendment by Novo of any of the conditions precedent to the Novo Asset Purchase Agreement that would reasonably be expected to have a material adverse effect on the rights or interests of BGX under the BGX Asset Purchase Agreement;

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  the issuance and effectiveness of the representation and warranty insurance policy and the clinical trial liability tail policy as required by the BGX Asset Purchase Agreement and the payment by us of the premiums thereunder; and

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  the receipt by us of an acknowledgment of assignment of certain third party license agreements.

        Our obligation to complete the BGX Asset Sale is subject to certain additional conditions, including, but not limited to:

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  the accuracy of the representations and warranties made by BGX to us; and

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  the performance of BGX's obligations under the BGX Asset Purchase Agreement.

  No Solicitation of Transactions; Superior Proposal

        The BGX Asset Purchase Agreement contains a "no shop" restriction on our ability to solicit third party proposals and on our ability to provide information and engage in discussions and negotiations with unsolicited third parties. The no shop provision is subject to a "fiduciary out" provision that allows us to provide information and participate in discussions and negotiations with respect to unsolicited third party acquisition proposals submitted after the date of the BGX Asset Purchase Agreement that our Board of Directors determines in good faith are reasonably likely to result in a "Superior Acquisition Proposal," as that term is defined in the BGX Asset Purchase Agreement, provided that any such third party would be subject to confidentiality restrictions and that BGX would be afforded an opportunity to counter any such proposal (See "Proposal No. 1: Approval of the BGX Asset Sale—Additional Agreements and Obligations—Standstill Agreement" and "Proposal No. 1: Approval of the BGX Asset Sale—Additional Agreements and Obligations—No Solicitation of Alternative Proposals").

  Termination of the BGX Asset Purchase Agreement

        The BGX Asset Purchase Agreement may be terminated and the transactions contemplated thereby abandoned at any time prior to the closing of the BGX Asset Sale, whether before or after the BGX Asset Purchase Agreement has been approved by our stockholders, as follows:

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  by BGX or us:
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  upon mutual written agreement;

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    if our stockholders do not approve the BGX Asset Sale;

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    if the closing of the BGX Asset Sale shall not have occurred prior to January 31, 2009 (the "End Date") other than due to a breach of any representation or warranty of the party seeking termination, or as a result of the failure of such party to comply with its obligations; or

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    if there shall be in effect any applicable law that prohibits the closing of the BGX Asset Sale or if the closing of the BGX Asset Sale would violate any non-appealable order.

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  by BGX if:
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  any of the conditions precedent to the obligations of both parties, or any of the conditions precedent to BGX's obligations to complete the BGX Asset Sale shall become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by BGX; or

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  if our Board of Directors effects a BGX Change in Recommendation (as defined below).

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  by us if:
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  any of the conditions precedent to the obligations of both parties, or any of the conditions precedent to our obligation to complete the BGX Asset Sale shall become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by us; or

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  provided that we comply with the conditions and procedures set forth in the BGX Asset Purchase Agreement with respect to a Superior Acquisition Proposal, immediately prior to our entering into a definitive agreement with a third party with respect to such Superior Acquisition Proposal.

  Termination Fee and Payment of Expenses

        We have agreed to pay BGX the sum of $1,000,000 (the "BGX Termination Fee") if the BGX Asset Purchase Agreement is terminated under the circumstances set forth below:

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  by BGX or us if:
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  our stockholders do not approve the BGX Asset Sale and prior to our Special Meeting: (i) an acquisition proposal is publicly announced or is communicated to our Board of Directors, or any person has publicly announced an intention, whether or not conditional, to make an acquisition proposal, and (ii) within 12 months after termination of the BGX Asset Purchase Agreement, we enter into a definitive agreement with respect to an acquisition proposal or an acquisition proposal is otherwise consummated.

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  by BGX if:
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  our Board of Directors effects a BGX Change in Recommendation.

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  by us if:
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  we enter into a definitive agreement with a third party with respect to a Superior Acquisition Proposal.

        We have also agreed to reimburse BGX for up to an aggregate of $500,000 of out-of-pocket expenses (including, but not limited to, fees paid to third party advisors) if the BGX Asset Purchase Agreement is terminated: (i) under any circumstance that would trigger the payment of the BGX Termination Fee (such out-of-pocket expenses shall be payable by us to BGX in addition to the BGX Termination Fee), or (ii) if our stockholders do not approve the BGX Asset Sale, but without the occurrence of such additional conditions that would trigger our obligation to pay BGX the BGX Termination Fee.

  Non-Survival of Representations, Warranties and Agreements

        From and after the closing of the BGX Asset Sale, we will have no liability to BGX with respect to any inaccuracy or breach of any of the representations or warranties made by us in the BGX Asset Purchase Agreement or any related documents, and BGX's sole recourse and remedy with respect to any such inaccuracy or breach will be to assert a claim or claims for coverage pursuant to a representation and warranty insurance policy purchased by us on behalf of BGX.

Fairness Opinion of RBC Capital Markets Corporation

        RBC Capital Markets Corporation ("RBC") delivered its oral opinion to our Board of Directors on September 17, 2008 as to the fairness of the consideration to be paid to us by BGX in the BGX Asset Sale. RBC's opinion is that, as of September 17, 2008 and based upon and subject to the factors and assumptions set forth therein, the BGX Consideration (as defined below) to be paid to us by BGX is fair, from a financial point of view, to us. Such oral opinion was followed by delivery of the written fairness opinion, dated September 17, 2008, to our Board of Directors to the same effect (See "Proposal No. 1: Approval of the BGX Asset Sale—Fairness Opinions of RBC Capital Markets Corporation").

Certain Income Tax Consequences of the BGX Asset Sale

        We believe that we will not incur any federal or state income taxes as a result of the BGX Asset Sale because our basis in the assets being sold exceeds the sale proceeds that will be received from BGX.

        The payment of the BGX Consideration is subject to tax withholding of approximately $3,500,000 in Germany if BGX has not received a Certificate of Exemption from German tax. We and BGX have submitted the application to the German General Tax Office for the Certificate of Exemption. If the Certificate of Exemption is not received prior to the closing of the BGX Asset Sale, the tax will be withheld and we will have to file for a refund of the tax. The timing of receiving a refund is uncertain.

Required Vote

        The affirmative vote of the holders of a majority of our common stock issued and outstanding and entitled to vote is required for approval of the BGX Asset Sale.

Novo Asset Sale

        We are seeking stockholder approval for the Novo Asset Sale. Below is a summary of the Novo Asset Purchase Agreement and the Novo Asset Sale. For more detailed information regarding the principal provisions of the Novo Asset Purchase Agreement, see "Proposal No. 2: Approval of the Novo Asset Sale—Principal Provisions of the Novo Asset Purchase Agreement."

The Parties to the Novo Asset Purchase Agreement

        Novo Nordisk is a company organized under the laws of the Denmark. Novo is a healthcare company and a world leader in diabetes care. In addition, Novo has a leading position within areas such as hemostasis management, growth hormone therapy and hormone replacement therapy. With headquarters in Denmark, Novo employs approximately 26,300 employees in 80 countries, and markets its products in 179 countries.

        As more fully discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as amended, we are a party to three agreements with Novo under which Novo is licensed to use our GlycoPEGylation technology to develop and commercialize next-generation versions of recombinant Factors VIIa, VIII and IX, one of which, Factor VIIa, is currently marketed by Novo.

The Novo Asset Sale

        On September 17, 2008, we entered into the Novo Asset Purchase Agreement with Novo providing for the sale of: (i) substantially all of our intellectual property assets to Novo, including substantially all of our intellectual property which relates to the discovery, research, development, commercialization or other exploitation of any compound or product developed for the use in the prevention or treatment of acquired or hereditary hemorrhagic disorders, (ii) our books, records, files and documents related to such assets, and (iii) our inventory of reagents related to the use of such assets or manufactured by us in connection with our collaboration with Novo, for $21,000,000 in cash.

The Novo Asset Purchase Agreement

  Novo Assumed Liabilities

        Novo has agreed to assume our liabilities relating to: (i) performance obligations arising under the contracts assigned to Novo accruing with respect to the period commencing, as applicable, after the closing date of the Novo Asset Sale (or if consent to assignment is required, the date such consent is obtained and such contracts are assigned to Novo), other than liabilities or obligations attributable to any failure by us to comply with the terms of such contracts, or (ii) all other liabilities related to the assets purchased by Novo to the extent incurred after the closing date (collectively, the "Novo Assumed Liabilities"). Other than the Novo Assumed Liabilities and the BGX Assumed Liabilities, all of our other liabilities and obligations will be retained by us (See "Proposal No. 1: Approval of the BGX Asset Sale—Principal Provisions of the BGX Asset Purchase Agreement—BGX Assumed Liabilities" and "Proposal No. 2: Approval of the Novo Asset Sale—Principal Provisions of the Novo Asset Purchase Agreement—Novo Assumed Liabilities").

  Novo Excluded Liabilities

        Other than the BGX Assumed Liabilities and the Novo Assumed Liabilities, all of our other liabilities and obligations will be retained by us, which liabilities and obligations we refer to as "Novo Excluded Liabilities," and include, but are not limited to: (i) all of our liabilities and obligations, or the liabilities and obligations of any member of any consolidated, affiliated, combined or unitary group of which we are a member or have been a member, for taxes, (ii) all of our liabilities and obligations relating to employee benefits or compensation arrangements, whether relating or attributable to, or arising during, the period before or after the closing of the Novo Asset Sale; including all liabilities or obligations under any employee benefit agreements, plans or other arrangements, (iii) all liabilities and obligations arising from any action relating to us, our business or the Novo Purchased Assets pending before any arbitrator or governmental authority, (iv) all liabilities and obligations relating to or arising from any presently or formerly owned, operated or leased asset, property or business of ours that is not a Novo Purchased Asset, whether relating or attributable to, or arising during, the period before or after the closing of the Novo Asset Sale, and (v) all liabilities and obligations relating or attributable to, or arising during, the operation of our business and any owned, leased or operated Novo Purchased Asset prior to the closing of the Novo Asset Sale, including in relation to any contract, agreement, lease, license, commitment, sales or purchase order or other instrument or in relation to Magnolia Nutritionals LLC.

  Novo Conditions to the Closing

        The obligations of the parties to complete the Novo Asset Sale are subject to certain conditions, including:

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  approval of the Novo Asset Sale by our stockholders;

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  the absence of any law or pending action by a governmental authority or writ, judgment, decree, injunction or similar order of a governmental authority prohibiting the consummation of all or part of the Novo Asset Sale, and no action shall be pending or threatened by any governmental authority or other person seeking any such writ, judgment, decree, injunction or similar order or seeking to recover any damages or obtain other relief as a result of the consummation of the Novo Asset Sale; and

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  completion of all notifications and filings with governmental authorities and expiration or termination of any waiting periods required by governmental authorities.

        The obligations of Novo to complete the Novo Asset Sale are subject to certain additional conditions, including, but not limited to:

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  the accuracy of the representations and warranties made by us to Novo;

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  the absence of any event or development of a state of circumstances that, individually or in the aggregate, has had or could reasonably be expected to result in a "Material Adverse Effect" on us, as that term is defined in the Novo Asset Purchase Agreement;

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  the simultaneous closing of the Novo Asset Sale and the BGX Asset Sale; and

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  the receipt by us of an acknowledgment of or consent to assignment, as applicable, of certain third party license agreements.

        Our obligation to complete the Novo Asset Sale is subject to certain additional conditions, including, but not limited to:

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  the accuracy of the representations and warranties made by Novo to us; and

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  the performance of Novo's obligations under the Novo Asset Purchase Agreement.

  No Solicitation of Transactions; Superior Proposal

        The Novo Asset Purchase Agreement contains a "no shop" restriction on our ability to solicit third party proposals and on our ability to provide information and engage in discussions and negotiations with unsolicited third parties. The no shop provision is subject to a "fiduciary out" provision that allows us to provide information and participate in discussions and negotiations with respect to unsolicited third party acquisition proposals submitted after the date of the Novo Asset Purchase Agreement that our Board of Directors determines in good faith are reasonably likely to result in a "Superior Acquisition Proposal," as that term is defined in the Novo Asset Purchase Agreement provided that any such third party would be subject to confidentiality restrictions and that Novo would be afforded an opportunity to counter any such proposal (See "Proposal No. 2: Approval of the Novo Asset Sale—Additional Agreements and Obligations—Standstill Agreement" and "Proposal No. 2: Approval of the Novo Asset Sale—Additional Agreements and Obligations—No Solicitation of Alternative Proposals").

  Termination of the Novo Asset Purchase Agreement

        The Novo Asset Purchase Agreement may be terminated and the transactions contemplated thereby abandoned at any time prior to the closing of the Novo Asset Sale, whether before or after the Novo Asset Purchase Agreement has been approved by our stockholders, as follows:

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  by either Novo or us:
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  upon mutual written agreement;

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  if our stockholders do not approve the Novo Asset Sale;

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    if the closing of the Novo Asset Sale shall not have occurred prior to the End Date other than due to a breach of any representation or warranty of the party seeking termination, or as a result of the failure of such party to comply with its obligations; or

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    if there shall be in effect any applicable law that prohibits the closing of the Novo Asset Sale or if the closing of the Novo Asset Sale would violate any non-appealable order.

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  by Novo if:
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  any of the conditions precedent to the obligations of both parties, or any of the conditions precedent to Novo's obligations to complete the Novo Asset Sale shall become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by Novo; or

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  if our Board of Directors effects a Novo Change in Recommendation (as defined below).

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  by us if:
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  any of the conditions precedent to the obligations of both parties, or any of the conditions precedent to our obligation to complete the Novo Asset Sale shall become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by us; or

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  provided that we comply with the conditions and procedures set forth in the Novo Asset Purchase Agreement with respect to a Superior Acquisition Proposal, immediately prior to our entering into a definitive agreement with a third party with respect to such Superior Acquisition Proposal.

  Termination Fee and Payment of Expenses

        We have agreed to pay Novo the sum of $1,000,000 (the "Novo Termination Fee") if the Novo Asset Purchase Agreement is terminated under the circumstances set forth below:

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  by Novo or us if:
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  our stockholders do not approve the Novo Asset Sale and prior to our Special Meeting: (i) an acquisition proposal is publicly announced or is communicated to our Board of Directors, or any person has publicly announced an intention, whether or not conditional, to make an acquisition proposal, and (ii) within 12 months after termination of the Novo Asset Purchase Agreement, we enter into a definitive agreement with respect to an acquisition proposal or an acquisition proposal is otherwise consummated.

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  by Novo if:
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  our Board of Directors effects a Novo Change in Recommendation.

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  by us if:
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  we enter into a definitive agreement with a third party with respect to a Superior Acquisition Proposal.

        We have also agreed to reimburse Novo for up to an aggregate of $500,000 of out-of-pocket expenses (including, but not limited to, fees paid to third party advisors) if the Novo Asset Purchase Agreement is terminated: (i) under any circumstance that would trigger the payment of the Novo Termination Fee (such out-of-pocket expenses shall be payable by us to Novo in addition to the Novo Termination Fee), or (ii) if our stockholders do not approve the Novo Asset Sale, but without the occurrence of such additional conditions that would trigger our obligation to pay Novo the Novo Termination Fee.

  Non-Survival of Representations, Warranties and Agreements

        From and after the closing of the Novo Asset Sale, we will have no liability to Novo with respect to any inaccuracy or breach of any of the representations or warranties made by us in the Novo Asset Purchase Agreement or any related documents.

Fairness Opinion of RBC Capital Markets Corporation

        RBC delivered its oral opinion to our Board of Directors on September 17, 2008 as to the fairness of the consideration to be paid to us by Novo in the Novo Asset Sale. RBC's opinion is that, as of September 17, 2008 and based upon and subject to the factors and assumptions set forth therein, the consideration to be paid to us by Novo is fair, from a financial point of view, to us. Such oral opinion was followed by delivery of the written fairness opinion, dated September 17, 2008, to our Board of Directors to the same effect (See "Proposal No. 2: Approval of the Novo Asset Sale—Fairness Opinions of RBC Capital Markets Corporation").

Certain Income Tax Consequences of the Novo Asset Sale

        We believe that we will not incur any federal or state income taxes as a result of the Novo Asset Sale because our basis in the assets being sold exceeds the sale proceeds that will be received from Novo.

        Novo has informed us that it will not be required to withhold any taxes from the payment of the sale proceeds to us.

Required Vote

        The affirmative vote of the holders of a majority of our common stock issued and outstanding and entitled to vote is required for approval of the Novo Asset Sale.

The Plan of Liquidation and Complete Dissolution

        We are seeking stockholder approval for the Plan of Liquidation. Below is a summary of the Plan of Liquidation. For more detailed information regarding the Plan of Liquidation, see "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution—Principal Provisions of the Plan of Liquidation." For more detailed information regarding the nature, amount and timing of distributions see "Proposal No. 3: Approval of the Plan of Complete Liquidation—Liquidating Distributions; Nature; Amount; Timing."

The Liquidation

        The Plan of Liquidation is contingent upon the approval and consummation of the Asset Sales. Assuming stockholder approval of the Asset Sales and the Plan of Liquidation, we anticipate that, following the closing of the Asset Sales, our principal activities would be winding down our business. Liquidating distributions, in an amount to be determined, are expected to begin shortly following the completion of the Asset Sales, but in no event earlier than 30 days after the closing of the Asset Sales. Our current estimate is that there will be between $17,400,000 and $27,600,000, or $0.32 to $0.51 per share of our common stock, available for distribution over time to our stockholders with the final distribution amount to be determined and the final distribution made after settlement and satisfaction of all of our liabilities. However, if certain contingent liabilities are not able to be settled within the currently estimated range, the amount available for distribution could fall outside the estimated distribution range. For more detailed information regarding the estimated range of the amounts available for distribution see "Proposal No. 3: Approval of the Plan of Complete Liquidation—Liquidating Distributions; Nature; Amount; Timing—Estimated Distribution to Stockholders."

        In addition to distributions to holders of our common stock and in accordance with the terms of certain common stock purchase warrants issued in connection with our March 2007 equity financing, each warrant holder has an option to receive a cash payment within 30 days of the closing of the Asset Sales in exchange for such holder's warrants. The aggregate cash payment amount, which will be determined according to the terms of the warrants, is expected to be up to $4,600,000 or up to $0.48 per warrant share, depending on the trading volatility of our common stock prior to, and common stock price at the time of, valuing the warrants. Various estimates of the aggregate cash payment amount for the warrants have been factored into the estimated aggregate distribution per share of common stock. For more detailed information regarding the estimated aggregate payment related to the warrants see "Proposal No. 3: Approval of the Plan of Complete Liquidation—Liquidating Distributions; Nature; Amount; Timing—Estimated Distribution to Stockholders."

        We also lease office space for our corporate headquarters and operations at 102 Rock Road in Horsham, Pennsylvania, consisting of approximately 40,000 square feet. We entered into the lease agreement for the facility in February 2002. The initial term of the lease ends in July 2022. In addition, in January 2007, we entered into a five-year lease agreement for approximately 6,800 square feet of office and warehouse space in Horsham, Pennsylvania. As of March 31, 2009, the anticipated date to vacate our facilities assuming the Asset Sales are consummated and the Plan of Liquidation is implemented, the remaining rental expense under the leases through the end of their respective initial terms is $10,700,000. We have initiated negotiations to terminate the leases with our landlord. We currently do not know the amount of money we will be required to pay if terminations of the leases are negotiated with our landlord. Various estimates of the remaining rental expense under the leases have been factored into the estimated aggregate distribution per share of our common stock. If we are unable to negotiate terminations of our facility leases at acceptable terms, we may seek to sublease our corporate headquarters facility. Any sublease would require landlord consent, which may not be unreasonably withheld, conditioned or delayed pursuant to the lease agreement. We do not know whether we would be successful in identifying a subtenant and negotiating a sublease on acceptable terms, or if successful, how long it would take to complete such a transaction. In this scenario, it is possible for payment of a final liquidating distribution to be significantly delayed, perhaps for years. For more detailed information regarding the remaining rental expense under the leases see "Proposal No. 3: Approval of the Plan of Complete Liquidation—Liquidating Distributions; Nature; Amount; Timing—Estimated Distribution to Stockholders."

        Uncertainties as to the precise value of our remaining non-cash assets after the Asset Sales and the ultimate amount of our liabilities make it impracticable to predict with certainty the aggregate net value ultimately distributable to our stockholders.

        Such amount and timing will depend on a number of factors, several of which cannot be determined at this time, including, but not limited to:

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  the ultimate amount of our known, unknown and contingent debts and liabilities;

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  the costs of operations incurred through the date of dissolution; and

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  the fees and expenses incurred by us in the liquidation of our assets and the dissolution of our company.

        As a result, the amount of cash remaining following completion of our liquidation and dissolution could vary significantly from our current estimates (See "Caution Regarding Forward-Looking Statements").

Required Vote

        The affirmative vote of the holders of a majority of our common stock issued and outstanding and entitled to vote is required for approval of the Plan of Liquidation.

 Adjournment of the Special Meeting

        We may ask our stockholders to vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, in order to allow for the solicitation of additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of Proposal Nos. 1, 2 or 3.

        If our stockholders do not approve and adopt the Plan of Liquidation, we will complete the Asset Sales if they are approved by our stockholders and the other conditions to closing are met. In this case, we will have transferred substantially all of our assets to BGX and Novo. With no material assets and no Plan of Liquidation approved, we intend to declare and pay to our stockholders a cash dividend, but the amount is uncertain. If a cash dividend is paid, any cash in excess of such cash dividend will be retained to fund ongoing operating expenses. We would have no business or operations after the Asset Sales, and will retain only those employees required to maintain our corporate existence. We have no plans for our operations in such a scenario, and would evaluate all available options.

Required Vote

        The approval of the adjournment proposal requires the approval of the holders of a majority of the shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote.

 CAUTION REGARDING FORWARD-LOOKING STATEMENTS

        This Proxy Statement contains certain forward-looking statements, including, but not limited to, statements concerning the timing and amount of cash distributions of liquidation proceeds to stockholders, contractual liability claims related to our real estate leases, the cash payment value for warrants issued in connection with our March 2007 equity financing, the ability to satisfy our obligations without resorting to protection under the bankruptcy laws, estimates of ongoing expenses and the ability of holders of our common stock to trade our common stock after our delisting from NASDAQ. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by such forward-looking statements. These risks include, but are not limited to, the risk that the Asset Sales will not be completed, that we will incur significant costs in connection with the Asset Sales, whether or not they are completed, that the Asset Sales may not be approved, that certain of our executive officers have interests in the Asset Sales and the Plan of Liquidation other than or in addition to their interests as stockholders generally, that our stockholders could approve one of the Asset Sales, but vote against the other Asset Sale, that our stockholders could approve the Asset Sales, but vote against the Plan of Liquidation, that if we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each of our stockholders could be held liable for payment to our creditors for amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to each such stockholder, that we cannot assure the amount, if any, of the distribution to our stockholders under the Plan of Liquidation, that we will continue to incur claims, liabilities and expenses that will reduce the amount available for distribution to our stockholders, that distributions of assets, if any, to our stockholders could be delayed, that our stock transfer books will close on the date we file the certificate of dissolution with the Delaware Secretary of State, after which we will discontinue recording transfers of shares of our common stock, that we will continue to incur the expenses of complying with public company reporting requirements, and that, if we fail to retain the services of certain employees, the Plan of Liquidation may not succeed.

        In particular, the estimated liquidation value per share information is based substantially on various values assigned to the contractual liability claims related to our real estate leases and the cash payment value for warrants issued in connection with our March 2007 equity financing. These estimates could prove to be materially inaccurate. The actual amount, if any, to be received by our stockholders in liquidation will depend significantly upon the actual costs associated with such contractual liability claims.

        Although we believe that the expectations reflected in any forward-looking statements are reasonable, we cannot guarantee future events or results. Except as may be required under federal law, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

        The estimates of our liabilities are subject to numerous uncertainties beyond our control. We cannot assure you that the amount, if any, you will receive in liquidation will equal or exceed the price or prices at which you bought our common stock or the price or prices at which our common stock has generally traded or is expected to trade in the future.

 RISK FACTORS

Risks Related to the Asset Sales

We cannot be sure if or when the Asset Sales will be completed.

        The consummation of the Asset Sales is subject to the satisfaction of various conditions, many of which are beyond our control, including, but not limited to, the approval of the Asset Sales by our stockholders, the receipt of various consents, and a termination right by either party if the Asset Sales are not completed by January 31, 2009. We cannot guarantee that we will be able to satisfy the closing conditions set forth in the Asset Purchase Agreements. If we are unable to satisfy the closing conditions in the BGX Asset Purchase Agreement, BGX will not be obligated to complete the BGX Asset Sale. If we are unable to satisfy the closing conditions in the Novo Asset Purchase Agreement, Novo will not be obligated to complete the Novo Asset Sale.

        If the Asset Sales do not close, we will attempt to secure additional financing. It is uncertain whether we can secure sufficient financing to fund our ongoing operations on terms acceptable to us, if at all, within a time frame necessary to continue our ongoing operations. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may seek further stockholder approval to dissolve or we may file for, or be forced to resort to, bankruptcy protection (See "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution" for a more complete description of the Plan of Liquidation).

We will incur significant costs in connection with the Asset Sales, whether or not we complete them.

        We expect to incur significant costs related to the Asset Sales. These expenses include, but are not limited to, financial advisory, legal and accounting fees and expenses, employee expenses, filing fees, printing expenses, proxy solicitation and other related charges. We may also incur additional unanticipated expenses in connection with the Asset Sales. A considerable portion of the costs related to the Asset Sales, such as legal, financial advisory and accounting fees, will be incurred regardless of whether it is completed. If the Asset Sales are not approved by the stockholders, we are required to reimburse BGX and Novo for up to an aggregate of $500,000 each for out-of-pocket expenses (including, but not limited to, fees paid to third-party advisers) ("Potential Expense Reimbursements"). These expenses will decrease the remaining cash available for eventual distribution to stockholders in connection with our dissolution and liquidation or for use in connection with any future deployment in the business.

The Asset Sales may not be approved.

        As of June 30, 2008, we had $11,400,000 of cash and cash equivalents. If the Asset Sales are not approved by our stockholders, we believe that our existing cash and cash equivalents, expected proceeds from collaborations and license arrangements, and interest income would be sufficient to meet our operating and capital requirements (including payment of all costs and Potential Expense Reimbursements related to the Asset Sales) through the second quarter of 2009, although changes in our collaborative relationships or our business, whether or not initiated by us, may affect the rate at which we deplete our cash and cash equivalents. Assuming neither Asset Sale is consummated, we must obtain substantial additional financing in order to continue our operations beyond the second quarter of 2009. There are no assurances that funding will be available when we need it on terms that we find favorable, if at all. In the event that we determine that we are unable to secure additional funding when required, we expect to downsize or wind down our operations through liquidation or bankruptcy. Any decision to downsize or wind down our operations may occur at any point on or before the second quarter of 2009. Accordingly, if the Asset Sales are not completed, whether due to our stockholders not approving the transactions or due to all closing conditions not being satisfied or waived, we will attempt to secure additional financing and if we are unsuccessful, we may seek further stockholder approval to wind up operations. It is unclear whether there would be funds available for distribution to stockholders if we seek further stockholder approval to wind up our operations.

Our executive officers have interests in the Asset Sales and the Plan of Liquidation other than or in addition to their interests as Company stockholders generally.

        Certain of our executive officers have employment and change in control agreements that provide for severance payments, continuation of medical benefits, outplacement services and full vesting of all unvested stock options if any such executive officer's employment is terminated by us without "cause" or due to the executive officer's resignation with "good reason" in connection with a "change in control." The consummation of the Asset Sales will be deemed a "change of control" under these agreements. The employment of each of these executive officers will be terminated by us either prior to or during the wind down of our activities. In either case, such terminations will likely be deemed terminations without cause in connection with a change in control. The cost for the severance payments, continuation of medical benefits and outplacement services for all executive officers is approximately $4,100,000, assuming no excise tax gross-up payments are due (See "Proposal No. 1: Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation").

After completion of the Asset Sales, BGX and Novo will not be obligated to make any future royalty or other payments to us or our stockholders, and our stockholders will not have any other right to participate in any value derived from the intellectual property sold by us pursuant to the Asset Purchase Agreements.

        Our agreements with BGX and Novo do not provide for the payment of any future royalties or other amounts to us or our stockholders based on the economic value derived by BGX, Novo or other parties from the intellectual property sold by us pursuant to the Asset Purchase Agreements. Accordingly, our stockholders will not have the right to participate, directly or indirectly, in any such value. The amount of the economic value that may be derived from BGX, Novo or other parties from the use of such intellectual property may be significant and may substantially exceed the amount of cash we receive from the Asset Sales. We and our stockholders will not have any right or recourse against BGX, Novo or any other party with respect to any portion of the economic value that may be derived from their use of such intellectual property.

Our stockholders could approve one of the Asset Sales, but vote against the other Asset Sale.

        We are requesting that our stockholders separately approve each Asset Sale. Neither Asset Sale is conditioned upon the approval by our stockholders of the other Asset Sale. However, each Asset Purchase Agreement includes a condition that provides that the Purchaser is not obligated to close its Asset Sale unless a closing occurs under the Asset Purchase Agreement with the other Purchaser. Therefore, if only one of the Asset Sales is approved by our stockholders, the Purchaser in such approved Asset Sale has the right, but not the obligation to close on its Asset Sale. For the Purchaser in the Asset Sale not approved by our stockholders, we are required to reimburse such Purchaser for up to an aggregate of $500,000 of out-of-pocket expenses (including, but not limited to, fees paid to third-party advisers).

        If only one of the Asset Sales is completed, we would evaluate all of our available options, including but limited to attempting to secure additional financing. It is uncertain whether we can secure sufficient financing to fund our ongoing operations on terms acceptable to us, if at all, within a time frame necessary to continue our ongoing operations. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may seek further stockholder approval to dissolve or we may file for, or be forced to resort to, bankruptcy protection (See "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution" for a more complete description of the Plan of Liquidation). Even if we are able to secure additional financing on terms acceptable to us after completing one of the Asset Sales, it is uncertain whether our remaining intellectual property assets would be sufficient for us to continue operating as an ongoing business.

Risks Related to the Liquidation and Dissolution

Our stockholders could approve the Asset Sales, but vote against the Plan of Liquidation.

        The Plan of Liquidation is subject to the approval by our stockholders and subsequent consummation of the Asset Sales. If the Asset Sales are approved by our stockholders and subsequently consummated, but the Plan of Liquidation is not approved and adopted by our stockholders, we will still complete the Asset Sales. In that case, we will have transferred substantially all of our assets to the Purchasers. With no material assets and no Plan of Liquidation approved, we intend to declare and pay to our stockholders a cash dividend, but the amount is uncertain. If a cash dividend is paid, any cash in excess of such cash dividend will be retained to fund ongoing operating expenses. We would have no business or operations after the Asset Sales, and will retain only those employees required to maintain our corporate existence. We have no plans for our operations in such a scenario, and would evaluate all available options.

If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each of our stockholders could be held liable for payment to our creditors for amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to each such stockholder.

        Under Delaware law, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each stockholder could be held liable for the payment to our creditors of amounts received by such stockholder from our liquidating distributions. No stockholder will be liable for more than such stockholder's pro rata share of any such claim. Accordingly, in such event a stockholder could be required to return all distributions previously received from us in liquidation, and thus, would receive nothing from us as a result of the Plan of Liquidation. Moreover, in the event a stockholder has paid taxes on amounts theretofore received, a repayment of all or a portion of such amount could result in a situation in which a stockholder may incur a net tax cost if the repayment of the amount distributed does not cause a reduction in taxes payable in an amount equal to the amount of the taxes paid on amounts previously distributed (See "Certain U.S. Federal Income Tax Consequences of the Plan of Liquidation"). While we cannot be certain, after a review of our assets and liabilities, we believe that the Contingency Reserve (as defined below) will be adequate and that a return of amounts previously distributed will not be required.

We cannot assure you of the amount, if any, of the distribution to our stockholders under the Plan of Liquidation.

        Liquidation and dissolution may not create value to our stockholders or result in any remaining capital for distribution to our stockholders. Our current estimate is that there will be between $17,400,000 and $27,600,000, or $0.32 to $0.51 per share of our common stock, available for distribution over time to our stockholders. However, we cannot assure you of the precise amount available for distribution to our stockholders pursuant to the Plan of Liquidation. Uncertainties regarding contractual liability claims related to our real estate leases and to warrants issued in connection with our March 2007 equity financing make it difficult to predict with certainty the amount available for distribution, if any, to our stockholders.

We will continue to incur claims, liabilities and expenses that will reduce the amount available for distribution to our stockholders.

        Claims, liabilities and expenses from operations (including, but not limited to, operating costs such as salaries, directors' fees, directors' and officers' insurance, payroll and local taxes, legal and accounting fees and miscellaneous office expenses) will continue to be incurred as we seek to close the Asset Sales and wind down operations in dissolution.

        We anticipate that the total amount of employee severance costs will be $5,600,000, of which $4,100,000 will be paid to executive officers (assuming no excise tax gross-up payments are due (See "Proposal No. 1: Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation.")), $1,300,000 will be paid to other employees and $200,000 relates to associated payroll taxes. We have also guaranteed the payment of $300,000 of 2008 bonuses to certain employees below the level of vice president if the employment of those individuals is terminated prior to the awarding of 2008 bonuses by the Compensation Committee of the Board of Directors. In addition, the Compensation Committee will decide whether to award 2008 employee bonuses to our executive officers and certain other employees ("Other Bonus Pool Employees"). The target amount of 2008 bonuses that may be awarded to the Other Bonus Pool Employees by the Compensation Committee is $800,000. The actual amount paid with respect to 2008 employee bonuses may be more or less than the target amount depending on the Compensation Committee's evaluation of both our and our employees' performance during 2008.

        We also estimate that salary, directors' fees, and related benefits payable to employees after the closing of the Asset Sales would be approximately $400,000, of which $300,000 would be incurred during the initial 30 days following closing of the Asset Sales. These expenses will reduce the amount of assets available for ultimate distribution to stockholders. If available cash and amounts received on the sale of non-cash assets are not adequate to provide for our obligations, liabilities, expenses and claims, we may not be able to distribute meaningful cash, or any cash at all, to our stockholders.

Distribution of assets, if any, to our stockholders could be delayed.

        Subject to the consummation of the Asset Sales and to stockholder approval of the Plan of Liquidation, we anticipate that an initial distribution of liquidation proceeds, if any, will be made to our stockholders no earlier than 30 days after the closing of the Asset Sales. As we liquidate our remaining assets and payoff our outstanding liabilities, we will distribute additional liquidation proceeds, if any, to our stockholders as our Board of Directors deems appropriate. Additionally, a creditor could seek an injunction against the making of distributions to our stockholders on the ground that the amounts to be distributed were needed to provide for the payment of our liabilities and expenses. Any action of this type could delay or substantially diminish the amount available for distribution to our stockholders.

Our stock transfer books will close on the date we file the certificate of dissolution with the Secretary of State of the State of Delaware, after which we will discontinue recording transfers of shares of our common stock.

        We intend to close our stock transfer books and discontinue recording transfers of shares of our common stock at the close of business on the date we file the certificate of dissolution with the Secretary of State of the State of Delaware (the "Final Record Date"). Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books. The proportionate interests of all of our stockholders will be fixed on the basis of their respective stock holdings at the close of business on the Final Record Date, and, after the Final Record Date, any distributions made by us will be made solely to stockholders of record at the close of business on the Final Record Date.

We will continue to incur the expenses of complying with public company reporting requirements.

        We have an obligation to continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act") even though compliance with such reporting requirements is economically burdensome. In order to curtail expenses, contemporaneously with filing the certificate of dissolution with the Secretary of State of the State of Delaware, we intend to seek termination of the registration of our common stock and suspend our reporting obligations under the Exchange Act. To the extent that we are unable to terminate the registration of our common stock, we would be obligated to continue complying with the applicable reporting requirements of the Exchange Act.

If we fail to retain the services of certain employees, the Plan of Liquidation may not succeed.

        The success of the Plan of Liquidation depends in large part upon our ability to retain the services of certain of our employees. For instance, we have had preliminary discussions with A. Brian Davis, our Senior Vice President and Chief Financial Officer, about entering into a consulting arrangement following the termination of his employment, but no definitive arrangements have been reached. Failure to retain Mr. Davis could delay the implementation of the Plan of Liquidation. If we fail to retain Mr. Davis, we will need to hire others to oversee our liquidation and dissolution, which could involve additional compensation expenses, if such other personnel are available at all.

 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The Proposals to Be Voted On

Q:
What proposals will be voted on at the Special Meeting?

A:
The following four proposals will be voted on at the Special Meeting:
•
to approve the BGX Asset Purchase Agreement and the BGX Asset Sale (See "Proposal No. 1: Approval of the BGX Asset Sale" for a more detailed description of the transaction with BGX).

•
to approve the Novo Asset Purchase Agreement and the Novo Asset Sale (See "Proposal No. 2: Approval of the Novo Asset Sale" for a more detailed description of the transaction with Novo).

•
to approve and adopt the Plan of Liquidation (See "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution" for a more detailed description of the proposed liquidation and dissolution of the Company).

•
to adjourn the Special Meeting, regardless of whether a quorum is present. The fourth proposal will be voted on only if necessary to solicit additional votes in favor of approval of the BGX Asset Sale, the Novo Asset Sale and/or the approval and adoption of the Plan of Liquidation.

  See "Notice of Special Meeting of Stockholders."

Recommendation of the Board of Directors

Q:
What is the Board of Directors' recommendation with respect to the BGX Asset Sale proposal, the Novo Asset Sale proposal and the Plan of Liquidation proposal?

A:
Our Board has unanimously:
•
determined that the BGX Asset Sale, the Novo Asset Sale and the other transactions contemplated by the Asset Sales, are fair to, advisable and in the best interests of the Company and our stockholders;

•
adopted the opinion of RBC that the consideration to be received by us from BGX upon the closing of the BGX Asset Sale is fair to us from a financial point of view and adopted the opinion of RBC that the consideration to be received by us from Novo upon the closing of the Novo Asset Sale is fair to us from a financial point of view;

•
approved in all respects the BGX Asset Sale, the Novo Asset Sale and the other transactions contemplated by the Asset Sales; and

•
recommended that our stockholders vote "FOR" the approval of the BGX Asset Sale and "FOR" the approval of the Novo Asset Sale.

  One member of our Board of Directors abstained from voting on the Plan of Liquidation, due to a potential conflict of interest arising out of his affiliation with an investment fund that participated in our March 2007 equity financing. Other than the abstaining member, each member of our Board of Directors has:

  •
  determined that the Plan of Liquidation, and the other transactions contemplated thereby, are fair to, advisable and in the best interests of the Company and our stockholders;

  •
  subject to the approval of the Asset Sales by our stockholders and the subsequent consummation of the Asset Sales, approved and adopted in all respects the Plan of Liquidation and the other transactions contemplated thereby; and

  •
  recommended that our stockholders vote "FOR" the approval and adoption of the Plan of Liquidation.

  Accordingly, our Board of Directors recommends a vote "FOR" approval of the BGX Asset Sale, "FOR" approval of the Novo Asset Sale, "FOR" approval and adoption of the Plan of Liquidation and "FOR" the adjournment of the Special Meeting, regardless of whether a quorum is present, if necessary to solicit additional votes in favor of the BGX Asset Sale, the Novo Asset Sale and/or the Plan of Liquidation.

 The Asset Sales

Q:
What will happen if the BGX Asset Sale and the Novo Asset Sale are approved?

A:
If the BGX Asset Sale and the Novo Asset Sale are approved, we will consummate the Asset Sales subject to satisfaction of the closing conditions set forth in the Asset Purchase Agreements. We anticipate that the transactions will close shortly after the Special Meeting.

Q:
Why did we enter into the Asset Purchase Agreements?

A:
After due consideration of all other alternatives reasonably available to us, our Board of Directors concluded that the completion of the sale of substantially all of our assets to BGX and Novo for an aggregate of $43,000,000 in cash was the only alternative reasonably likely to enable us to satisfy our outstanding obligations and to maximize value to our stockholders.

Q:
Who are the Purchasers?

A:
BioGeneriX AG

  Since 2004, we have collaborated with BGX to use our proprietary GlycoPEGylation technology to co-develop a long-acting version of granulocyte colony stimulating factor, or G-CSF. BGX, a subsidiary of ratiopharm, was founded in June 2000 to develop biopharmaceutical drugs with known modes of action and established drug markets. Ratiopharm is Europe's leading generics producer and in its home country, Germany, the top selling and most commonly prescribed pharmaceutical brand.

  Novo Nordisk A/S

  Since 2003, we have collaborated with Novo to use our GlycoPEGylation technology to develop next-generation versions of recombinant Factors VIIa, VIII and IX, one of which, Factor VIIa, is currently marketed by Novo. Novo is a healthcare company and a world leader in diabetes care. In addition, Novo has a leading position within areas such as hemostasis management, growth hormone therapy and hormone replacement therapy. With headquarters in Denmark, Novo employs approximately 26,300 employees in 80 countries, and markets its products in 179 countries.

Q:
What is the purchase price for the assets being sold in the Asset Sales?

A:
The Purchasers will pay us an aggregate amount of $43,000,000 in cash for the assets to be sold.

Q:
What assets are being sold to the Purchasers?

A:
The assets we propose to sell to Novo consist of substantially all of our intellectual property assets, including substantially all of our intellectual property assets that relate to the discovery, research, development, commercialization or other exploitation of any compound or product developed for the use in the prevention or treatment of acquired or hereditary hemorrhagic disorders, our books, records, files and documents related to such assets and our inventory of reagents related to the use of such assets or manufactured by us in connection with our collaboration with Novo. The assets we propose to sell to BGX consist of certain intellectual property assets that relate to the discovery, research, development, commercialization or other exploitation of any compound or product developed relating to G-CSF and to any other peptide or protein not otherwise purchased by Novo, our books, records, files and documents related to such assets and our inventory of materials related to the use of such assets.

Q:
What assets are not being sold to the Purchasers?

A:
We are not selling our cash, cash equivalents and investments, accounts receivable, potential tax refunds, property, plant and equipment, our real estate leases and certain other assets, including our intellectual property related to the exploitation of non-GlycoPEGylated glycolipids or oligosaccharides not attached to a peptide or protein.

Q:
What liabilities will be assumed by the Purchasers?

A:
Each Purchaser will assume only certain specified liabilities related to the assets purchased by such Purchaser. All other liabilities will remain our obligation, including, but not limited to, contract claims, obligations under our real estate leases and employee-related plans and agreements.

Q:
What will happen if the Asset Sales are not approved?

A:
As of June 30, 2008, we had $11,400,000 of cash and cash equivalents. If the Asset Sales are not approved by our stockholders, we believe that our existing cash and cash equivalents, expected proceeds from collaborations and license arrangements, and interest income would be sufficient to meet our operating and capital requirements (including payment of all costs and Potential Expense Reimbursements related to the Asset Sales) through the second quarter of 2009, although changes in our collaborative relationships or our business, whether or not initiated by us, may affect the rate at which we deplete our cash and cash equivalents.

  Assuming neither Asset Sale is consummated, we must obtain substantial additional financing in order to continue our operations beyond the second quarter of 2009. There are no assurances that funding will be available when we need it on terms that we find favorable, if at all. In the event that we determine that we are unable to secure additional funding when required, we expect to downsize or wind down our operations through liquidation or bankruptcy. Any decision to downsize or wind down our operations may occur at any point on or before the second quarter of 2009.

  Accordingly, if the Asset Sales are not completed, whether due to our stockholders not approving the transactions or due to all closing conditions not being satisfied or waived, we will attempt to secure additional financing and if we are unsuccessful, we may seek further stockholder approval to wind up operations. It is unclear whether there would be funds available for distribution to stockholders if we seek further stockholder approval to wind up our operations.

Q:
What will happen if only one of the Asset Sales is approved?

A:
We are requesting that our stockholders separately approve each Asset Sale. Neither Asset Sale is conditioned upon the approval by our stockholders of the other Asset Sale. However, each Asset Purchase Agreement includes a condition that provides that the Purchaser is not obligated to close its Asset Sale unless a closing occurs under the Asset Purchase Agreement with the other Purchaser. Therefore, if only one of the Asset Sales is approved by our stockholders, the Purchaser in such approved Asset Sale has the right, but not the obligation to close on its Asset Sale. For the Purchaser in the Asset Sale not approved by our stockholders, we are required to reimburse such Purchaser for up to an aggregate of $500,000 of out-of-pocket expenses (including, but not limited to, fees paid to third-party advisers). If only one of the Asset Sales is completed, we would evaluate all of our available options, including but limited to attempting to secure additional financing. If only one of the Asset Sales is completed, it is uncertain whether our remaining intellectual property assets would be sufficient for us to continue as an ongoing business. It is uncertain whether we would pay our stockholders a cash dividend from the proceeds of the completed Asset Sale.

Q:
What are the other conditions to closing the Asset Sales?

A:
Conditions to closing of the Asset Sales include, but are not limited to, the absence of any event or development of a state of circumstances that, individually or in the aggregate, has had or could reasonably be expected to result in a "Material Adverse Effect" as that term is defined in the Asset Purchase Agreements, the simultaneous closing of the BGX Asset Sale and the Novo Asset Sale, the receipt by us of an acknowledgment of or consent to assignment, as applicable, of certain third party license agreements, a clinical trial liability tail policy and with respect to the BGX Asset Sale, the issuance and effectiveness of a representation and warranty insurance policy and the payment by us of the premiums thereunder.

Q:
What are the federal and state income tax consequences to us of the Asset Sales?

A:
We believe that we will not incur any federal or state income taxes as a result of the BGX Asset Sale or the Novo Asset Sale because our basis in the assets being sold exceeds the sale proceeds that will be received from BGX and Novo.

The Plan of Liquidation and Possible Distributions to Stockholders

Q:
What will happen if the Plan of Liquidation is approved and adopted?

A:
If the Plan of Liquidation is approved and adopted and the Asset Sales are consummated, no earlier than 30 days after the closing of the Asset Sales, we will file a certificate with the Delaware Secretary of State to dissolve the Company as a legal entity, complete the liquidation of our remaining assets, and satisfy (or make provisions to satisfy) our remaining obligations. We would take all steps necessary to reduce our operating expenses through the termination of employees and other cost-cutting measures. We anticipate that an initial distribution of liquidation proceeds, if any, will be made to our stockholders no earlier than 30 days after the closing of the Asset Sales. As we liquidate our remaining assets and payoff our outstanding liabilities, we will distribute additional liquidation proceeds, if any, to our stockholders as our Board of Directors deems appropriate.

Q:
What is the amount of the payment that stockholders will receive from our liquidation assuming that the Asset Sales are consummated?

A:
Assuming that the Asset Sales are consummated on the terms described herein, and that we complete the liquidation of our remaining assets and the payment of, or provision for, all of our liabilities, we estimate that the aggregate amount ultimately distributed to our stockholders would be $0.32 per share at the low end of the range and $0.51 per share at the high end of the range. The most significant variables in the amount we would distribute to stockholders are the contractual liability claims related to our real estate leases and the cash payment value for warrants issued in connection with our March 2007 equity financing.

  Other factors that may affect the per share distribution amount to stockholders include, but are not limited to, the actual amount of expenses we incur for such things as legal and accounting fees related to the Asset Sales and the Plan of Liquidation, operating expenses and other liabilities we incur that would reduce the per share distribution amount. Such factors could reduce the estimated distribution amounts (See "Caution Regarding Forward-Looking Statements").

Q:
When will stockholders receive any payment from our liquidation?

A:
Subject to the consummation of the Asset Sales and to stockholder approval of the Plan of Liquidation, we anticipate that an initial distribution of liquidation proceeds, if any, will be made to our stockholders no earlier than 30 days after the closing of the Asset Sales. As we liquidate our remaining assets and payoff our outstanding liabilities, we will distribute additional liquidation proceeds, if any, to our stockholders as our Board of Directors deems appropriate.

Q:
If you purchased shares and warrants in our 2007 equity financing, will you receive any consideration in respect of such warrants?

A:
Each warrant holder has an option to receive a cash payment within 30 days of the closing of the Asset Sales in exchange for such holder's warrants. The aggregate cash payment amount, which will be determined according to the terms of the warrants, is expected to be up to $4,600,000 or up to $0.48 per warrant share, depending on the trading volatility of our common stock prior to, and common stock price at the time of, valuing the warrants. Various estimates of the aggregate cash payment amount for the warrants have been factored into the estimated aggregate distribution per share of common stock.

Q:
Do our executive officers and directors have any interest in the Plan of Liquidation or the Asset Sales?

A:
Certain of our executive officers have employment and change in control agreements that provide for severance payments, continuation of medical benefits, outplacement services and full vesting of all unvested stock options if any such executive officer's employment is terminated by us without "cause" or due to the executive officer's resignation with "good reason" in connection with a "change in control." The consummation of the Asset Sales will be deemed a "change of control" under these agreements. The employment of each of these executive officers will be terminated by us either prior to or during the wind down of our activities. In either case, such terminations will likely be deemed terminations without cause in connection with a change in control. The cost for the severance payments, continuation of medical benefits and outplacement services for all executive officers is approximately $4,100,000 assuming no excise tax gross-up payments are due (See "Proposal No. 1: Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation"). We do not plan to terminate the employment of executive officers until at least 30 days after the closing of the Asset Sales. We may ask one or more executive officers to assist us following termination of their employment in effecting the Plan of Liquidation. We do not know whether BGX or Novo will enter into employee or consulting arrangements with any of our executive officers.

  Our non-employee directors have an aggregate of 27,870 restricted stock units ("RSUs") in the Company. In accordance with each such director's Restricted Share Unit Agreement, each such director will receive stock certificates evidencing the conversion of his or her RSUs into an equal number of shares of our common stock immediately following the consummation of the Asset Sales.

Q:
Does the Plan of Liquidation involve any risk of liability to our stockholders?

A:
As part of our Plan of Liquidation, we are obligated to pay, or make provision for the payment of, our expenses and our fixed and contingent liabilities. Under Delaware law, a stockholder could be held personally liable to our creditors for any deficiency, to the extent of such stockholder's previous distributions from us in liquidation, if we fail to make adequate provision for the payment of our expenses and liabilities. Moreover, if a stockholder has paid taxes on distributions previously received by the stockholder, a repayment of all or a portion of the prior distribution could result in a stockholder incurring a net tax cost if the stockholder's repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable by that stockholder. If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each of our stockholders could be held liable for payment to our creditors for amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to such stockholder.

Relationship Between the Asset Sales and Plan of Liquidation Proposals

Q:
Is the Plan of Liquidation conditioned upon the completion of the Asset Sales?

A:
Yes. The Plan of Liquidation is conditioned upon our stockholders' approval of the Asset Sales and the subsequent consummation of the Asset Sales. If the Asset Sales are not approved by our stockholders or otherwise fail to be consummated, we will attempt to secure additional financing. It is uncertain whether we can secure sufficient financing to fund our ongoing operations on terms acceptable to us, if at all, within a time frame necessary to continue our ongoing operations. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may seek stockholder approval to dissolve or file for, or be forced to resort to, bankruptcy protection.

Q:
Are the Asset Sales conditioned upon the Plan of Liquidation being approved and adopted?

A:
No. The Asset Sales are not conditioned upon the Plan of Liquidation being approved and adopted.

Q:
What will happen if the Asset Sales are approved and the Plan of Liquidation is not approved and adopted?

A:
If our stockholders approve the Asset Sales, but do not also approve and adopt the Plan of Liquidation, we will still complete the Asset Sales if all other conditions to closing are met. In that case, we will have transferred substantially all of our assets to the Purchasers. With no material assets and no Plan of Liquidation approved, we intend to declare and pay to our stockholders a cash dividend, but the amount is uncertain. If a cash dividend is paid, any cash in excess of such cash dividend will be retained to fund ongoing operating expenses. We would have no business or operations after the Asset Sales, and will retain only those employees required to maintain our corporate existence. We have no plans for our operations in such a scenario, and would evaluate all available options.

Q:
Will the distributions be taxable?

A:
In general, if the Plan of Liquidation is approved and adopted, our stockholders will recognize gain or loss based on the difference between the aggregate value of distributions and tax basis in common stock (See "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution—Certain U.S. Federal Income Tax Consequences of the Plan of Liquidation").

  If the Plan of Liquidation is not approved and adopted and we declare and pay a cash dividend to our stockholders, the stockholders will have taxable dividend income to the extent of the stockholders' share of our current and accumulated earnings and profits. As of the date of this Proxy Statement, we have no accumulated earnings and profits, and we do not expect to have any current earnings and profits. To the extent the cash dividend exceeds this amount, the excess will first be treated as tax-free return of capital to the extent of the stockholders' basis in our stock and the remainder will be treated as capital gain from the sale of our stock.

Voting Matters

Q:
What vote is required?

A:
The proposals to approve each of the Asset Sales and the Plan of Liquidation require the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote on such proposals. Since the affirmative vote of a majority of the outstanding shares of our common stock is required for each of these three proposals, it is critical that as many stockholders as possible vote their shares.

Q:
What happens if we do not have a quorum or enough affirmative votes at the Special Meeting?

A:
If we do not have a quorum at the Special Meeting or if we do not have sufficient affirmative votes in favor of the three proposals, we may seek to adjourn the Special Meeting to a later time to permit further solicitation of proxies if necessary to obtain additional votes in favor of the foregoing items. We may seek to adjourn the Special Meeting without notice, other than by the announcement made at the Special Meeting. Under our bylaws, we can adjourn the Special Meeting by approval of the holders of a majority of the shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote. We are soliciting proxies to vote in favor of adjournment of the Special Meeting, regardless of whether a quorum is present, if necessary to provide additional time to solicit votes in favor of approval of each of the Asset Sales and/or the Plan of Liquidation. If adjourning the Special Meeting does not enable a quorum to be established, the proposals will not pass. Further, if adjourning the Special Meeting does not enable us to attract sufficient affirmative votes in favor of one or more of the proposals, such proposals will not pass.

Q:
What do you need to do now?

A:
You should read the information contained in this Proxy Statement carefully and promptly submit your proxy card in the enclosed pre-addressed envelope (or vote by telephone or Internet) or promptly submit your voting instruction card to your broker, banker or other nominee (or vote by telephone or Internet if your broker, bank or other nominee offers such options) to ensure that your vote is counted at the Special Meeting.

Q:
Do you have to attend the Special Meeting in order to vote?

A:
No. If you want to have your vote count at the Special Meeting, but not actually attend the Special Meeting in person, you may vote by granting a proxy by submitting a proxy card or by voting by telephone or the Internet or, for shares held through a broker, bank or other nominee, by submitting voting instructions to your broker, bank or other nominee. If you hold your shares in "street name," most brokerage firms, banks and other nominees offer telephone and Internet voting options. Check the information forwarded by your bank, broker or other nominee to see which options are available to you. You can vote by the following methods:

Proxies

        By Mail—You may submit your proxy by mail by signing and dating your proxy card and mailing it in the enclosed pre-addressed envelope. Proxy cards properly executed, duly returned to us and not revoked will be voted in accordance with the specifications made in the proxy card.

        By Internet—Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the website at www.proxyvote.com. You will be prompted to enter your 12-digit Control Number, which is located below the voting instructions on your proxy card, to obtain your records and create an electronic proxy card for your voting instructions.

        By Phone—Use any touch tone telephone to transmit your voting instructions by dialing telephone number (800) 690-6903. Have your proxy card in hand when you call.

Voting Instructions

        If you hold your shares through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Most of these organizations offer voting by telephone or Internet.

Q:
What happens if you do not return a proxy card or vote in person at the Special Meeting?

A:
The failure to vote will have the same effect as voting AGAINST approval of the Asset Sales and approval and adoption of the Plan of Liquidation and will have no effect on the proposal to adjourn the Special Meeting if necessary to provide additional time to solicit votes in favor of approval of each of the Asset Sales and/or approval and adoption of the Plan of Liquidation.

Q:
What happens if you vote to ABSTAIN?

A:
A vote to abstain will have the same effect as a vote AGAINST the Asset Sales and the Plan of Liquidation proposals and will have no effect on the proposal to adjourn the Special Meeting if necessary to provide additional time to solicit votes in favor of approval of each of the Asset Sales and/or approval and adoption of the Plan of Liquidation.

Q:
What happens if you return a signed proxy card, but do not indicate how to vote your shares?

A:
If you do not include instructions on how to vote your properly signed and dated proxy, your shares will be voted FOR the proposals.

Q:
Can you change your vote after you have mailed your signed proxy or voting instruction card?

A:
Yes. You can change your vote at any time before proxies are voted at the Special Meeting. Proxies may be revoked by any of the following actions:
•
Delivering a written notice to A. Brian Davis, our Senior Vice President and Chief Financial Officer, at 102 Rock Road, Horsham, PA 19044, that you are revoking your proxy;

•
submitting new voting instructions using any of the methods described above; or

•
attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy).

  If your shares are held in "street name" by your broker, bank or other nominee, you must submit new voting instructions to your broker, bank or other nominee, or obtain the proper documentation from your broker, bank or other nominee to vote your shares at the Special Meeting.

Q:
If your shares are held in "street name" by your broker, bank or other nominee, will your broker, bank or other nominee vote your shares on your behalf?

A:
If your shares are held in a stock brokerage account or by a bank or other nominee, then you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting, unless you request a proxy from your broker, bank or other nominee. Your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing it on how to vote your shares.

Brokers who hold shares in "street name" for customers have the authority to vote on "routine" proposals when they have not received voting instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters, such as the approval of the Asset Sales and approval and adoption of the Plan of Liquidation and, as a result, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote those shares, referred to generally as "broker non-votes." Broker non-votes will, however, be considered as "present" for purposes of determining a quorum. Broker non-votes will have the effect of a vote AGAINST proposals 1, 2 and 3 and will have no effect on proposal 4. Your broker will send you information regarding how to instruct it on how to vote on your behalf. If you do not receive a voting instruction card from your broker, please contact your broker to get the voting instruction card. YOUR VOTE IS CRITICAL TO THE SUCCESS OF OUR PROPOSALS. We encourage all stockholders whose shares are held in "street name" to provide their brokers with instructions on how to vote.

Q:
Can you still sell your shares of common stock?

A:
Yes, however, we advised NASDAQ on October 14, 2008 that we are withdrawing our appeal of NASDAQ's prior delisting determination. On October 16, 2008, we received a notice from NASDAQ stating that our common stock will be delisted from NASDAQ effective at the open of business on October 20, 2008. We have been advised by the Pink Sheets that we will be eligible for trading on the Pink Sheets contemporaneously with the delisting of our common stock from NASDAQ. We are also in discussions with market makers to quote our common stock on the OTC BB. Our common stock will not be eligible for trading on the OTC BB until at least one market maker quotes our common stock.

If the Plan of Liquidation is approved and adopted by our stockholders and the Asset Sales are approved by our stockholders and the Asset Sales are consummated, our Board will file a certificate of dissolution with the Delaware Secretary of State. We will close our stock transfer books and discontinue recording transfers of shares of our common stock at the close of business on the date we file the certificate of dissolution with the Delaware Secretary of State. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books. In order to curtail expenses, after filing our certificate of dissolution, we intend to terminate the registration of our common stock and suspend our reporting obligations under the Exchange Act.

Q:
Do you have any appraisal rights in connection with the Asset Sales or the Plan of Liquidation?

A:
No. Our stockholders do not have appraisal rights in connection with the Asset Sales or the Plan of Liquidation.

Stockholder Questions

Q:
Who can help answer your questions?

A:
If you have any questions about the Special Meeting or the proposals to be voted on at the Special Meeting, or if you need additional copies of this Proxy Statement or copies of any of our public filings referred to in this Proxy Statement, you should contact A. Brian Davis, our Senior Vice President and Chief Financial Officer, at:

Neose Technologies, Inc.
102 Rock Road
Horsham, Pennsylvania 19044
215-315-9000

 SELECTED HISTORICAL FINANCIAL DATA

        The following Statements of Operations and Balance Sheet Data for each of the years in the five-year period ended December 31, 2007 are derived from our audited financial statements. The table also presents selected financial data for the six months ended June 30, 2008 and 2007 and as of June 30, 2008 and 2007, which are derived from our unaudited financial statements. In management's opinion, the unaudited financial statements include all the normal recurring adjustments that are necessary for a fair presentation of the financial position and results of operations for the interim unaudited periods. Operating results for the six months ended June 30, 2008 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2008. The financial data set forth below should be read in conjunction with: (i) the sections of the Annual Report on Form 10-K for the fiscal year ended December 31, 2007 entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the financial statements and notes included elsewhere in the Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and (ii) the sections of the Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2008 and June 30, 2007 entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the financial statements and notes included elsewhere in the Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2008 and June 30, 2007.

	Six Months Ended June 30,		Year Ended December 31,
	2008	2007	2007	2006	2005	2004	2003
	(in thousands, except per share data)
Statements of Operations Data:
Revenue from collaborative agreements	$5,685	$3,468	$8,805	$6,184	$6,137	$5,070	$1,435

Operating expenses:
Research and development	11,681	17,554	34,918	29,013	33,136	34,672	26,821
General and administrative	5,041	5,513	10,855	11,551	10,878	11,711	11,148
Restructuring charges	—	—	—	—	14,206	—	—

Total operating expenses	16,722	23,037	45,773	40,564	58,220	46,383	37,969
Gain on sale of Witmer Road Facility	—	—	—	7,333	—	—	—

Operating loss	(11,037)	(19,599)	(36,968)	(27,047)	(52,083)	(41,313)	(36,534)
(Increase) decrease in fair value of warrant liability	3,567	(4,430)	6,560	—	—	—	—
Other income	—	—	—	—	22	—	—
Impairment of equity securities	—	—	—	—	—	—	(1,250)
Interest income (expense), net	218	686	1,357	(60)	222	(329)	103

Loss before income tax benefit	(7,252)	(23,343)	(29,051)	(27,107)	(51,839)	(41,642)	(37,681)
Income tax benefit	303	533	533	—	—	—	—

Net loss	$(6,949)	$(22,810)	$(28,518)	$(27,107)	$(51,839)	$(41,642)	$(37,681)

Basic and diluted net loss per share	$(0.13)	$(0.50)	$(0.57)	$(0.82)	$(1.64)	$(1.82)	$(2.14)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	54,468	45,995	50,262	32,857	31,590	22,898	17,611

Balance Sheet Data:
Cash, cash equivalents and marketable securities	$11,430	$34,459	$19,282	$16,388	$37,738	$45,048	$53,060
Total assets	26,495	53,742	36,239	31,243	65,363	90,731	94,845
Total debt and capital lease obligations	545	1,714	840	1,831	14,454	18,345	10,601
Accumulated deficit	(301,794)	(289,137)	(294,845)	(266,327)	(239,220)	(187,381)	(145,739)
Total stockholders' equity	12,191	23,577	18,916	15,559	40,117	60,854	72,213

 GENERAL BACKGROUND OF THE SALE PROCESS APPLICABLE TO BOTH
ASSET SALES AND THE PLAN OF LIQUIDATION

        During the first half of 2006, we began efforts to obtain the additional funding necessary to continue our operations and considered a variety of alternatives, including renegotiating our collaborations with Novo and BGX to provide greater up-front payments, an alternative strategic alliance which could include a substantial up-front payment, an equity financing and a debt financing. Although our preference was to obtain funding in a non-dilutive manner to our then existing stockholders, we were unable to conclude a transaction during the second half of 2006 and early 2007 to avoid an equity financing.

        In March 2007, we sold, through a private placement, 21.4 million shares of our common stock and warrants to purchase 9.6 million shares of our common stock, at a price of $2.02 per unit, generating net proceeds of $40.5 million. In connection with the equity financing, we implemented a restructuring of operations in March 2007. The restructuring was designed to allow for significantly higher clinical development costs for GlycoPEG-EPO ("NE-180"), at that time our lead product candidate being developed as an erythropoiesis-stimulating agent ("ESA") for the treatment of anemia in patients with chronic kidney disease and cancer patients receiving chemotherapy. The restructuring included a workforce reduction of approximately 40%.

        In late 2006 and early 2007, the U.S. Food and Drug Administration (the "FDA") issued public health advisories describing emerging safety information about the use of ESAs. In March 2007, the FDA revised the product labeling of existing marketed ESAs to include updated warnings, a new boxed warning, and modifications to the dosing instructions.

        In May 2007, the FDA convened a meeting of the Oncologic Drugs Advisory Committee ("ODAC") to discuss the recently reported information on risks of ESAs for use in the treatment of anemia due to cancer chemotherapy. ODAC recommended that the results of certain clinical trials be submitted for FDA review as soon as the data are available, that additional clinical trials be conducted by the sponsors to evaluate the safety of the recommended doses, and that further marketing authorization be contingent upon additional changes in product labeling and additional clinical trials. ODAC also recommended a number of revisions to product labeling to provide more direction on safe use among cancer patients.

        In July 2007, the FDA announced a joint meeting of the Cardiovascular and Renal Drugs Advisory Committee ("CRDAC") and the Drug Safety and Risk Management Advisory Committee ("DSRMAC") would be held in September 2007 to discuss updated information on the risks and benefits of ESAs when used in the treatment of anemia due to chronic renal failure.

        On July 30, 2007, the Centers for Medicaid and Medicare Services released their national coverage determination ("NCD") for the use of ESAs in cancer and related neoplastic conditions for Medicare patients. The final NCD limited Medicare coverage of ESA treatment in Medicare beneficiaries by establishing dosing restrictions for the treatment of anemia secondary to myelosuppressive anticancer chemotherapy in certain cancer conditions.

        On August 9, 2007, at a regular meeting of our Board of Directors, Dr. George J. Vergis, our President and Chief Executive Officer, presented our Board of Directors with a summary of the recent regulatory activity for ESAs and the potential impact to the NE-180 program, and our Board of Directors began discussion in earnest about our strategic alternatives, which included attempts to partner the NE-180 program. Our Board of Directors also generally discussed the management of our remaining cash. On August 13, 2007, our Board of Directors again convened at a special meeting at which time our Board of Directors determined to continue the NE-180 clinical trials, but to contemporaneously speak to investment bankers and consultants about possible engagements to assist in refining our strategic alternatives, which could include a sale of the Company.

        In September 2007, the CRDAC and DSRMAC met and recommended additional changes to product labeling of ESAs to inform patients of the risks associated with the use of ESAs.

        On September 26, 2007, at a special meeting, our Board of Directors, after interviewing several investment banks, retained RBC, as our investment bank, to explore strategic alternatives on our behalf. Dr. Vergis also reported to our Board of Directors that we continued our discussions with a consulting company with expertise in life sciences product development (the "Consulting Firm") to establish a timeline and cost projections regarding the NE-180 program. Our Board of Directors determined to engage each of RBC and the Consulting Firm so that our Board of Directors could make decisions regarding strategic alternatives with the benefit of reasonably known timelines and financial projections.

        In October 2007, RBC, after consultation with our management and our Board of Directors, identified 66 potential acquirers, all of whom were considered potential strategic acquirers based on their product portfolios and pipelines, their known acquisitions, interests, financial considerations and their familiarity with us as an independent entity. Included among the 66 potential acquirers were domestic and international major pharmaceutical companies, moderate-size and specialty pharmaceutical companies, and large and small biotechnology companies. RBC recommended that we focus on strategic, rather than financial, acquirers to realize value beyond our historic financial performance, particularly with no short term path to profitability. In November and December 2007, RBC contacted those 66 potential acquirers and discussed the opportunity with, at times, numerous representatives from each potential acquirer. Of these parties, 44 declined to receive further information, 15 chose to review the Non-Confidential Information Memorandum ("NCIM") and seven signed a Confidentiality and Non-Disclosure Agreement. After further discussions with the 22 interested parties, five possible acquirers indicated an interest in learning more about us and the terms of a potential transaction. Included among the five interested parties was BGX, which is currently collaborating with us in developing and commercializing a next-generation G-CSF product. Four of those parties elected to attend in-person management presentations in Philadelphia. After the four parties received an information memorandum prepared by RBC, only Novo and BGX expressed interest in moving forward and participating in a potential transaction with us, with no potential buyers expressing significant interest in NE-180.

        In November 2007, the FDA published final revisions of product labeling changes for ESAs incorporating the recommendations and discussions of the May 2007 ODAC meeting and the September 2007 CRDAC and ODAC committee meetings.

        On December 21, 2007, at a special meeting, our Board of Directors continued to review the work of RBC and the Consulting Firm and our strategic direction in light of the information provided by RBC and the Consulting Firm, respectively. In particular, the Consulting Firm noted that recent regulatory actions in the U.S. and Europe relating to safety concerns about marketed ESAs impacted both the market potential for new ESAs, and the likelihood that a collaborative relationship could be formed for the future development of NE-180 in the near future.

        On January 22, 2008, at a special meeting, our Board of Directors discussed our sale process and progress with RBC. Our management updated our Board of Directors on discussions which management recently had with potential lenders, none of which issued a term sheet. Our Board of Directors did not make any decisions, but determined to convene in about a week to discuss the status of the NE-180 program.

        On January 28, 2008, at a special meeting, our Board of Directors formally determined to discontinue the NE-180 development program. Our Board of Directors decided to discontinue further development of NE-180 primarily as a result of an evaluation of commercial prospects and the lack of likelihood of entering into a timely collaboration for the compound in the context of increased safety concerns in the category. In connection with the discontinuation of the NE-180 program, we implemented an additional workforce reduction of approximately 35%.

        On February 27, 2008, at a regularly scheduled meeting, our Board of Directors was given an update on our financial position and financing alternatives. In addition, our Board of Directors was advised that on February 19, 2008, we received a letter from NASDAQ warning that we faced delisting from NASDAQ for the failure to meet NASDAQ's minimum closing bid price requirement. Our Board of Directors was advised that management continued to seek sources of financing, but that, as of the date of the meeting, was unable to secure a firm commitment. Our Board of Directors determined that our best path was to pursue two parallel processes to sell the Company in two separate transactions, unless either BGX or Novo or a third party stepped forward with a higher offer to acquire the entire Company.

        In early March 2008, we retained Morgan, Lewis & Bockius LLP ("Morgan Lewis"), our historic intellectual property counsel, as special M&A counsel to work with RBC to complete the sale process. Upon advice from Morgan Lewis, our Board of Directors established a Transaction Committee initially consisting of L. Patrick Gage, Ph.D., Brian M. Dovey and H. Stewart Parker (the "Transaction Committee"). The Transaction Committee was authorized by our Board of Directors to assist the Company's management in exploring and evaluating potential strategic initiatives, to coordinate our Board of Directors' communication with RBC and Morgan Lewis and to monitor the Company's activities in pursuit of the strategic initiatives. Our Board of Directors agreed that each member of the Transaction Committee should receive $500 for their attendance at each meeting of the Transaction Committee. Our Board of Directors expressly reserved for the full Board of Directors the right to consider and approve any definitive agreement for any proposed strategic transaction. At meetings held through the late winter and spring of 2008, our management provided the Transaction Committee with feedback with respect to the sale process, potential deal structures and indications of interest expressed by various parties.

        On May 8, 2008, our Board of Directors, following a presentation by RBC, determined that value to our stockholders could likely be maximized by selling: (i) substantially all of our intellectual property and the exclusive use of that intellectual property for hemorrhagic disorders to Novo, and (ii) all other business fields of use relating to that intellectual property and certain additional intellectual property to BGX. Our Board of Directors authorized management to further determine if any assets that were not of interest to Novo or BGX could be monetized and whether and how the corporate entity should be liquidated or maintained as a public shell.

        On May 9, 2008, we entered into a non-binding indication of interest with BGX to purchase the G-CSF Assets.

        On May 16, 2008, we entered into a non-binding indication of interest with Novo.

        On May 23, 2008, RBC, on our behalf, forwarded to BGX initial drafts of the BGX Asset Purchase Agreement and ancillary intellectual property agreements proposed to be entered into between BGX and Novo relating to the intellectual property purchased from us.

        On May 23, 2008, RBC, on our behalf, forwarded to Novo an initial draft of the Novo Asset Purchase Agreement with the draft of a patent cooperation agreement proposed to be entered into between BGX and Novo relating to the intellectual property purchased from us.

        Between May 23, 2008 and early July 2008, we and BGX continued to negotiate the terms of the BGX Asset Purchase Agreement and ancillary transaction documents proposed to be entered into between BGX and Novo relating to the intellectual property purchased from us.

        Between May 23, 2008 and early July 2008, we and Novo continued to negotiate the terms of the Novo Asset Purchase Agreement and ancillary transaction documents proposed to be entered into between BGX and Novo relating to the intellectual property purchased from us.

        Throughout the week of July 7, 2008, the Company, RBC and Morgan Lewis met with BGX and Baker & McKenzie LLP ("Baker & McKenzie"), counsel for BGX, in Morgan Lewis' offices in New York to further negotiate and finalize the BGX Asset Purchase Agreement and the ancillary intellectual property agreements.

        Throughout the week of July 7, 2008, the Company, RBC and Morgan Lewis met with Novo and Davis Polk & Wardell ("Davis Polk"), counsel for Novo, in Morgan Lewis' offices in New York to further negotiate and finalize the Novo Asset Purchase Agreement and the ancillary intellectual property agreements.

        Our Board of Directors held a special telephonic meeting on July 16, 2008 to discuss the status of the transactions and potential post-transaction alternatives. Our Board of Directors discussed with RBC as to whether any other potential buyers who previously declined to pursue a strategic transaction may now be interested. As a result of the complexity of negotiating two asset sale deals at once and the ensuing cross-license obligations, especially in light of the fact that no other potential acquirer expressed interest in pursuing a transaction with us, our Board of Directors determined that completing negotiations with Novo and BGX as quickly as possible was in the best interest of our stockholders so long as the definitive transaction documents contained a market standard "fiduciary out" allowing our Board of Directors to consider any superior post-announcement offers to acquire the entire company.

        On August 7, 2008, our Board of Directors held a regularly scheduled board meeting and was updated with respect to the status of the transactions and transaction alternatives.

        On September 10, 2008, our Board of Directors held a special telephonic meeting to discuss the status of the transactions and potential post-transaction alternatives. For a more detailed background regarding post-transaction alternatives, see "Proposal No. 3: Approval of the Complete Liquidation and Dissolution—Background of the Liquidation."

        On September 17, 2008, our Board of Directors held a special meeting to consider and vote upon resolutions relating to the BGX Asset Sale, the Novo Asset Sale, and the Plan of Liquidation. Following presentations by RBC regarding the BGX Asset Sale and the Novo Asset Sale, review of the fairness opinions to be delivered by RBC for each Asset Sale and review of the Asset Purchase Agreements for each Asset Sale, our Board of Directors considered the reasons for and against the Asset Sales and the Plan of Liquidation. Our Board of Directors voted to approve the BGX Asset Sale, the Novo Asset Sale and to approve and adopt the Plan of Liquidation. RBC delivered its written fairness opinions later that day prior to execution of the Asset Purchase Agreements by the Company.

        For a more detailed background regarding the BGX Asset Sale, see "Proposal No. 1: Approval of the BGX Asset Sale—Background of the BGX Asset Sale." For a more detailed background regarding the Novo Asset Sale, see "Proposal No. 2: Approval of the Novo Asset Sale—Background of the Novo Asset Sale."

PROPOSAL NO. 1
APPROVAL OF THE BGX ASSET SALE

General

        On September 17, 2008, our Board of Directors unanimously approved the BGX Asset Purchase Agreement, dated as of September 17, 2008, by and between us and BGX and the BGX Asset Sale. A copy of the BGX Asset Purchase Agreement is attached as Annex A to this Proxy Statement. The BGX Asset Purchase Agreement provides for a sale of certain of our assets to BGX for $22,000,000 in cash. The material terms of the BGX Asset Purchase Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the BGX Asset Purchase Agreement. Stockholders are urged to read the BGX Asset Purchase Agreement in its entirety.

Background of the BGX Asset Sale

        Since April of 2004, we have collaborated with BGX on the research, development and commercialization of a next-generation version of a G-CSF product pursuant to which each party licensed certain of its technology to the other party. Under the agreement, as amended to date, we have the commercial rights in the U.S., Japan, Canada, and Mexico, and BGX has commercial rights in Europe and the rest of the world. Each company is responsible for the preparation and submission of all regulatory applications within its territories, and each company has the ability to search for its own marketing partner for its territories.

        During the time preceding announcement of the Phase I data for GlycoPEG-GCSF in November 2007, we conducted general business development activities including having meetings with many companies at partnering, business development and investor conferences. Subsequent to the announcement of the Phase I data into the second quarter of 2008, we met with many companies in North America, Europe and Japan. These companies included domestic and international pharmaceutical and biotechnology companies, including those focused on oncology and cancer supportive care. We also met with domestic and international specialty pharmaceutical and generic companies that had branded strategies or an oncology interest. There was not sufficient interest from any of these companies to lead to a collaboration relating to our territories.

        In late 2006, BGX informed us that, while it was proceeding with development of GlycoPEG-GCSF under the BGX Collaboration Agreement, it was declining to exercise its option for worldwide rights to use our GlycoPEGylation technology with GlycoPEGylated erythropoietin or GlycoPEG-CHO-EPO. In addition, BGX informed us that it had not been successful in its efforts to find a strategic partner to develop GlycoPEG-CHO-EPO.

        On November 20, 2007, after being approached by RBC, BGX expressed interest in a potential acquisition transaction and entered into a Confidentiality and Non-Disclosure Agreement with us and was provided access to an online data room which contained information about our operations, assets and liabilities.

        On November 30, 2007, BGX approached RBC and requested the opportunity to discuss a possible joint bid transaction with Novo. This was rejected by us and RBC in an effort to achieve a higher bid through increased competition within the process.

        On December 17, 2007, BGX submitted a letter indicating they were not interested in putting forth a bid for the entire Company, but indicated that it might be interested in a possible transaction relating solely to the use of our GlycoPEGylation technology in combination with G-CSF.

        On January 11, 2008, BGX delivered to us an indication of interest to purchase rights in technologies owned or controlled by us necessary to enable BGX to fully and independently continue research, development and commercialization of GlycoPEGylated G-CSF without any restrictions with regard to therapeutic indication or to territory (the "G-CSF Assets") for $18,000,000. The indicative offer further clarified that the transfer of rights in technologies was to include the transfer of all corresponding know-how available to and/or controlled by us and were to include, but are not limited to, the GlycoPEGylation, GlycoAdvance® and GlycoConjugation™ technologies.

        In early March 2008, RBC and our management team traveled to Mannheim, Germany to discuss a possible transaction relating to the G-CSF Assets. On March 3, 2008, just prior to our management team's departure to Germany, BGX reduced their bid from $18,000,000 to $15,000,000. RBC and our management team continued to pursue this possible transaction and met with BGX management on March 5, 2008 in Mannheim, Germany.

        On March 19, 2008, BGX submitted a follow-up indication of interest indicating a willingness to pay $22,000,000 to purchase our G-CSF Assets and for our rights in the technologies used to modify peptides or proteins for all indications, except for peptides or proteins for use in the prevention or treatment of acquired or hereditary hemorrhagic disorders, since we planned to sell such rights to Novo. Under the expanded proposed transaction, BGX would acquire the rights to our NE-180 program.

        On each of March 14, 2008 and April 21, 2008, the Transaction Committee convened and received an update on the progress and status of the BGX transaction, including the expansion of the scope of the transaction and increased purchase price.

        On May 23, 2008, RBC, on our behalf, forwarded to BGX initial drafts of the BGX Asset Purchase Agreement, a licensing agreement (the "BGX License") and a patent cooperation agreement proposed to be entered into between BGX and Novo relating to the intellectual property purchased from us (the "PCA"). On June 20, 2008, Baker & McKenzie, counsel for BGX, provided RBC with BGX's initial comments to the BGX Asset Purchase Agreement. On June 24, 2008, BGX provided its initial comments to the BGX License, which it divided into a license agreement with Novo for the intellectual property proposed to be purchased by Novo and a sublicense agreement for certain third party agreements proposed to be assigned to Novo (the "BGX Sublicense"), and to the PCA. After internal discussions, RBC, on our behalf, proposed that the parties meet in person to discuss the outstanding issues in the transaction documents and, on July 4, 2008, circulated to BGX a list of open issues for discussion.

        The list circulated to BGX included the following major issues in the BGX Asset Purchase Agreement: (i) BGX proposed an unspecified escrow and indemnification provisions continuing past closing which were inconsistent with our plans to liquidate and wind-up shortly after closing, (ii) the terms of a non-solicitation covenant with a "fiduciary out" to permit our Board of Directors to consider any unsolicited superior proposal and, if appropriate, to terminate the BGX Asset Purchase Agreement and the termination fees payable upon any such event needed to be discussed and to be made consistent with the obligations in the Novo Asset Purchase Agreement, and (iii) BGX required that the BGX Asset Sale and the Novo Asset Sale should each be contingent on the occurrence of the other due to concerns relating to our solvency post-closing. The primary issues raised for discussion in the BGX License, the BGX Sublicense and the PCA related to the scope of the fields of use for each of Novo and BGX, BGX's proposal for liquidated damages payable for material breaches under each of the ancillary intellectual property agreements, the sharing of fees payable in connection with the sublicensed intellectual property and the division of the patents under the PCA into core patents controlled by Novo and BGX-specific patents controlled by BGX.

        Throughout the week of July 7, 2008, we, RBC and Morgan Lewis met with BGX and Baker & McKenzie in Morgan Lewis' offices in New York to further negotiate and finalize the BGX Asset Purchase Agreement and the ancillary intellectual property agreements. Beginning on July 8, 2008, the parties discussed the outstanding issues described above in the BGX Asset Purchase Agreement and on July 9, 2008, Morgan Lewis circulated a revised draft of the BGX Asset Purchase Agreement reflecting the parties' discussions the previous day. Also during that week, we simultaneously negotiated the Novo Asset Purchase Agreement with Novo. On the afternoon of July 10, 2008, Novo and BGX met together for the first time, with the Company, RBC and Morgan Lewis in attendance, to directly negotiate the outstanding issues described above in the BGX License, the BGX Sublicense and the PCA. These discussions continued on July 11, 2008.

        During the negotiations described above, we discussed with BGX potential alternatives to an indemnification escrow, including representation and warranty insurance. We further agreed with BGX to a "fiduciary out" permitting our Board of Directors to consider any unsolicited superior proposal and to pay a $1,000,000 termination fee and up to $500,000 in out-of-pocket expenses upon acceptance of any superior third party proposal. We also discussed resolution of various open contract language issues.

        Promptly after the conclusion of the negotiations described above, Morgan Lewis distributed a revised draft of the BGX Asset Purchase Agreement and Baker & McKenzie forwarded comments to the draft on July 15, 2008. On July 17, 2008, Morgan Lewis forwarded a further revised draft of the BGX Asset Purchase Agreement reflecting the parties' further discussions, including a proposal for representation and warranty insurance proposing policy limits of $4,000,000, with a deductible of $500,000 and a two year policy term. BGX's revised draft of July 31, 2008 left open all monetary amounts in the representation and warranty insurance for further discussion.

        Davis Polk, counsel for Novo, forwarded revised drafts of the BGX License, the BGX Sublicense and the PCA on July 18, 2008 to both us and BGX. The parties had further discussions on July 28, 2008, August 13, 2008 and August 22, 2008 to resolve the open issues in the BGX License, BGX Sublicense and the PCA. Baker & McKenzie forwarded revised further drafts to us and Novo on August 27, 2008, proposing, among other things, that BGX be allowed to participate in the prosecution and maintenance of any core patents for which it shares costs. The parties also discussed the transition plan relating to the transfer of the purchased and licensed assets and the status of the parties' review of the third party license agreements being assumed by each party.

        On August 7, 2008, we received a revised quote for the representation and warranty insurance proposing policy limits of $4,000,000 with a $240,000 premium or $8,000,000 with a $465,000 premium, a deductible of $500,000 for all representations and warranties other than intellectual property, a deductible of $2,000,000 for intellectual property representations and a term of two years, with the ability to extend for an additional year for an additional fee equal to 10% of the premium. At a meeting on August 7, 2008, our Board of Directors instructed our management to pursue the representation and warranty insurance or a purchase price reduction rather than escrow (unless the escrow term was six months or less) if economically viable to do so.

        On August 13, 2008, Morgan Lewis forwarded revised drafts of the BGX Asset Purchase Agreement reflecting the discussions between the parties on July 28th relating to the transition plan for the purchased assets and payment of termination fees upon a lack of stockholder vote. The draft BGX Asset Purchase Agreement also included the proposed terms for representation and warranty insurance with limits as described above. On August 14, 2008, BGX provided a counterproposal for the representation and warranty insurance leaving open the policy limits and term, with the primary issue being the $2,000,000 deductible for the intellectual property representations. There were further discussions related to the representation and warranty insurance on September 2, 2008 and on September 9, 2008, with BGX requesting a higher policy limit with a lower deductible and an extended policy term for intellectual property representations. Other than lowering the deductible to $1,500,000 for intellectual property claims, we were not able to meet these requests, as any further changes to the policy would have been cost prohibitive.

        On September 4, 2008, Baker & McKenzie forwarded a revised draft of the BGX Asset Purchase Agreement proposing that obtaining consents to certain of the third party license agreements be a condition to closing and also requiring that we prepare all patent assignments in all jurisdictions at our cost (rather than simply preparing a form of assignment) with BGX agreeing to make and pay all patent assignment filing fees. On September 8, 2008, Morgan Lewis forwarded a further revised draft, removing these consents as a condition to closing, agreeing to the patent assignment preparation after receiving a cost estimate of $50,000–100,000 from outside patent counsel and including the representation and warranty proposal described above. Between September 12 and September 17, 2008, Morgan Lewis and Baker & McKenzie finalized an acknowledgement letter pursuant to which it would be a condition to closing that a certain licensor acknowledge our contractual right to assign the license to Novo with a sublicense to BGX.

        On the morning of September 17, 2008, Morgan Lewis and Baker & McKenzie finalized all open language issues in the BGX Asset Purchase Agreement. Also on September 17th, Baker & McKenzie

and Davis Polk finalized all open language issues in the BGX License Agreement, BGX Sublicense Agreement and the PCA. In the late afternoon of September 17, 2008, the Company and BGX each signed the BGX Asset Purchase Agreement.

Reasons for the BGX Asset Sale

        In considering the BGX Asset Sale, our Board of Directors consulted with RBC regarding the financial aspects of the transactions and sought and received RBC's written opinion as to the fairness, as of the date of such opinion, from a financial point of view, of the consideration to be received by us from BGX pursuant to the BGX Asset Sale. For information regarding such fairness opinion received from RBC, see "Proposal No. 1: Approval of the BGX Asset Sale—Fairness Opinions of RBC Capital Markets Corporation." Based on the fairness opinions and the factors discussed below, our Board of Directors unanimously: (i) determined that the BGX Asset Sale is fair, advisable and in the best interests of the Company and our stockholders, (ii) approved the BGX Asset Purchase Agreement and the BGX Asset Sale, and (iii) recommended that our stockholders vote in favor of the approval of the BGX Asset Purchase Agreement and the BGX Asset Sale.

        In the course of reaching that determination and recommendation, our Board of Directors considered a number of potentially supportive factors in its deliberations including:

  •
  the then current and historical market prices of our common stock and that the then estimated range of $0.27 to $0.45 per share anticipated to be distributed following the closing of the Asset Sales and our subsequent liquidation preserved value for our stockholders relative to the potential risks to us of continuing to operate as a going concern. The high-end estimate of $0.45 per share represented a premium of 350% over the 52-week low sale price of $0.10 per share for the 12 month period ended September 16, 2008, and the low-end estimate of $0.27 per share represented a premium of 170% over the 52-week low sale price for the same period. Although, the high-end estimate of $0.45 per share represented a discount of 74% from the 52-week high sale price of $1.70 per share for the 12 month period ended September 16, 2008, and the low-end estimate of $0.27 per share represented a discount of 84% from the 52-week high price for the same period; our Board of Directors believed that the Asset Sales and the Plan of Liquidation protected our stockholders against future potential declines to our stock price, which could occur for the reasons stated below;

  •
  the determination by management and our Board of Directors, after evaluating various strategic alternatives and conducting an extensive review of our financial condition, results of operations and business prospects, that continuing to operate as a going concern was not reasonably likely to create greater value for our stockholders as compared to the value obtained for our stockholders pursuant to the Asset Sales due primarily to the reasons stated below:
  •
  our need to obtain significant additional capital to finance our operations, including meeting our performance obligations under the existing collaborative agreement with BGX;

  •
  our limited ability to raise such capital through equity financings before exhausting our cash resources without significant dilution to our stockholders, including limited near term prospects for financing small-cap public companies due to current general economic and market conditions;

  •
  the inability to monetize our historic investment in our NE-180 program due to increased safety concerns in the ESA category;

  •
  the belief by our Board of Directors, based on our business development efforts and the RBC marketing process, that any partnering of our territories to a third party during at least the next two years for our GlycoPEG-GCSF program, even assuming positive data from the ongoing Phase II clinical trial, would not result in significant cash payments to us because of the significance of the royalty obligations due to BGX for sales of the compound in our territories;

    •
    the belief by our Board of Directors, based on our business development efforts and the RBC marketing process, that any monetizing during the next two years of the royalty obligations due from Novo to us upon the commercialization of next-generation versions of Factors VIIa, VIII, or IX would not result in significant cash payments to us from a third party because of the amount of time remaining until commercialization of any of the compounds;

    •
    the limited likelihood of a significant new product collaboration over the next two years for other research and development programs because we ceased investing in such new programs due to funding constraints and focused our resources on our NE-180, GlycoPEG-GCSF, and Novo programs; and

    •
    the belief of our Board of Directors that a number of remaining scientific, regulatory, and collaboration management employees that are critical to meeting the performance obligations to BGX and Novo under the existing collaborative agreements will not be interested in continuing employment at the Company due to the lack of funding for future research and development programs.

  •
  the extent of negotiations with BGX indicated that we obtained the highest consideration that BGX was willing to pay or that we were likely to obtain from any other potential buyers;

  •
  the marketing process conducted by our management and RBC in seeking potential buyers, and the fact that aside from the Novo and BGX proposals, no other bona fide inquiries or proposals to acquire us or our assets were received, even as our stock price continued to decrease;

  •
  the marketing process conducted by our management and RBC in seeking potential buyers indicated a low likelihood that a third party would offer a higher price than BGX;

  •
  the consideration for the BGX Asset Sale is in cash and will provide our stockholders with greater certainty than if we continue operations as a going concern or if the consideration included equity;

  •
  the belief by our Board of Directors that cash to be received by us from the combination of the BGX Asset Sale and the Novo Asset Sale would be the best available way to return value to our stockholders;

  •
  the lack of a financing condition on the obligations of BGX;

  •
  the potential negative impact on our stock price if our stock were delisted from NASDAQ;

  •
  the BGX Asset Sale is subject to the approval of our stockholders (although Novo and BGX each have conditions to closing that the other transaction occur);

  •
  the provisions in the BGX Asset Purchase Agreement allowing our Board of Directors to withdraw its recommendation that our stockholders vote in favor of the BGX Asset Sale if our Board of Directors receives a superior acquisition proposal (as defined in the BGX Asset Purchase Agreement) subject to certain confidentiality, notice and counter-proposal provisions;

  •
  the provisions in the BGX Asset Purchase Agreement allowing our Board of Directors to terminate the BGX Asset Purchase Agreements in order to accept a superior proposal subject to certain conditions contained in the BGX Asset Purchase Agreement and the payment to BGX of a termination fee of $1,000,000, and transaction expenses of up to $500,000 incurred by BGX in connection with the transactions contemplated by the BGX Asset Purchase Agreement; and

  •
  the conclusion of our Board of Directors that such termination fees and transaction expenses were reasonable in light of the benefits of the BGX Asset Sale and were at customary levels for termination fees and transaction expenses for comparable sized transactions.

        Our Board of Directors also considered a number of potentially countervailing factors in its deliberations concerning the BGX Asset Sale, including, but not limited to:

  •
  the inability to commercialize our GlycoPEG-GCSF technology in the U.S. and other retained territories if our pending clinical trial data turns out positive;

  •
  the fact that the high-end estimate of $0.45 per share represented a discount of 74% from the 52-week high sale price of $1.70 per share for the 12 month period ended September 16, 2008, and the low-end estimate of $0.27 per share represented a discount of 84% from the 52-week high price for the same period;

  •
  the restrictions on the conduct of our business prior to completion of the Asset Sales, including, but not limited to, requiring us to conduct our business only in the ordinary course, subject to specific limitations or BGX's and/or Novo's consent, which may delay or prevent us from undertaking business opportunities that may arise pending completion of the Asset Sales;

  •
  conditions to closing that must be satisfied or waived, including, but not limited to, obtaining certain third party consents and acknowledgements outside our control;

  •
  the lack of certainty of the timing and amounts of distributions of cash to our stockholders;

  •
  interests of certain of our executive officers and directors in the proceeds from the Asset Sales and the Plan of Liquidation (for information regarding interests of certain executive officers and directors in the Asset Sales and Plan of Liquidation, see "Proposal No. 1: Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation");

  •
  the risk of diverting management focus and resources from other strategic opportunities and from operational matters while working to implement the Asset Sales;

  •
  the potential effect on our business and vendor relationships going forward should the Asset Sales not be consummated for any reason;

  •
  the potential $3,500,000 German tax withholding obligation, which may delay availability of these funds for distribution to our stockholders until a refund can be processed;

  •
  the restrictions on our ability to solicit or engage in discussions or negotiations with a third party regarding specified transactions and the requirement that we pay BGX a termination fee of $1,000,000, plus transaction expenses of up to $500,000, if the BGX Asset Purchase Agreement is terminated under certain circumstances; and

  •
  the requirement that we purchase a representation and warranty insurance policy for the benefit of BGX covering the breach of our representations or warranties under the BGX Asset Purchase Agreement.

        The preceding discussion is not meant to be an exhaustive description of the information and factors considered by our Board of Directors, but addresses the material information and factors considered. In view of the wide variety of factors considered in connection with its evaluation of the BGX Asset Sale and the complexity of these matters, our Board of Directors did not quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination. In considering the factors described above, individual members of our Board of Directors may have given different weight to different factors. After taking into account all of the factors set forth above, as well as others, our Board of Directors unanimously agreed that the benefits of the BGX Asset Sale outweigh the risks.

Fairness Opinions of RBC Capital Markets Corporation

  General Information Regarding RBC's Fairness Opinions

        On September 17, 2008, RBC, in its capacity as our financial adviser, rendered its written opinion to our Board of Directors that, as of that date and subject to the assumptions, qualifications and limitations set forth in its opinion, the purchase price to be received by us from BGX for the sale of the BGX Purchased Assets to BGX was fair, from a financial point of view, to us (the "BGX Opinion"). The full text of the BGX Opinion, dated September 17, 2008, is attached to this Proxy Statement as Annex D.

        In addition, on September 17, 2008, RBC, in its capacity as our financial adviser, rendered its written opinion to our Board of Directors that, as of that date and subject to the assumptions, qualifications and limitations set forth in its opinion, the purchase price to be received by us from Novo for the sale of the Novo Purchased Assets to Novo was fair, from a financial point of view, to us (the "Novo Opinion"). The full text of the Novo Opinion dated September 17, 2008, is attached to this Proxy Statement as Annex E.

        RBC's BGX Opinion and Novo Opinion (collectively, the "Opinions") were both approved by the RBC Fairness Opinion Committee. Any summary of the Opinions is qualified in its entirety by reference to the full text of each Opinion. Our stockholders are urged to read both the BGX Opinion and the Novo Opinion in their entirety.

        The Opinions were addressed to, and provided for the information and assistance of, our Board of Directors in connection with its evaluation of the BGX Asset Purchase Agreement and the Novo Asset Purchase Agreement. RBC's Opinions did not address the merits of our underlying decision to enter into the Asset Purchase Agreements or the relative merits of the Asset Purchase Agreements compared to any alternative business strategies or transactions in which we might engage. RBC's Opinions and its presentation to our Board of Directors were only two of many factors taken into consideration by our Board of Directors in making its determination to approve the Asset Purchase Agreements. The Opinions do not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the Asset Purchase Agreements. The Opinions should not be construed as creating any fiduciary duty on the part of RBC to us, to our Board of Directors, or to any other party.

        RBC's Opinions addressed solely the fairness, from a financial point of view, of the purchase price under each of the BGX Asset Purchase Agreement and the Novo Asset Purchase Agreement, and did not in any way address other terms or arrangements of the BGX Asset Purchase Agreement or the Novo Asset Purchase Agreement. In rendering the Opinions, RBC did not assume any responsibility to perform, and did not perform, an independent evaluation or appraisal of any of the BGX Purchased Assets, the Novo Purchased Assets or of our liabilities. RBC did not assume any obligation to conduct, and did not conduct, a physical inspection of our property or facilities. RBC did not investigate, and made no assumption regarding, any litigation or other claims affecting us. RBC's Opinions relate only the Company as a going concern and, accordingly, RBC expresses no opinion regarding our liquidation value.

        In rendering its opinions, RBC assumed and relied upon the accuracy and completeness of all information that was publicly available to RBC and all of the financial, legal, tax, operating, and other information provided to or discussed with RBC by us (including, but not limited to, our financial statements and related notes thereto). RBC did not assume responsibility for independently verifying, and did not independently verify, this information. RBC assumed that our financial projections and forecasts (referred to in RBC's Opinions and this section as the "Company Forecasts") provided by our management and reviewed by RBC, were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the future of our financial performance. RBC expressed no opinion as to the Company Forecasts or the assumptions on which they were based.

        In rendering its Opinions, RBC assumed, in all respects material to its analysis, that all conditions to the consummation of each of the BGX Asset Sale and the Novo Asset Sale would be satisfied without waiver and also assumed that the executed version of the BGX Asset Purchase Agreement and the Novo Asset Purchase Agreement would not differ, in any respect material to its Opinions, from the proposed execution versions of such agreements that RBC reviewed.

        RBC's Opinions spoke only as of the date each was rendered, were based on the conditions as they existed and information with which RBC was supplied as of such date, and were without regard to any market, economic, financial, legal or other circumstances or event of any kind or nature which may exist or occur after such date. RBC did not undertake to reaffirm or revise its Opinions or otherwise comment on events occurring after the date of its Opinions and does not have an obligation to update, revise or reaffirm its Opinions. Unless otherwise noted, all analyses were performed based on market and other information available as of September 16, 2008, the last trading day preceding the finalization of RBC's analysis.

        For the purpose of rendering its Opinions, RBC undertook the review and inquiries it deemed necessary and appropriate under the circumstances, including, but not limited to:

  •
  reviewing the financial terms of the proposed execution version of the BGX Asset Purchase Agreement and the Novo Asset Purchase Agreement, each as received by RBC on September 16, 2008;

  •
  reviewing and analyzing certain publicly available financial and other data with respect to the Company and certain other relevant historical operating data relating to the Company made available to RBC from published sources and from our internal records and as provided by our management;

  •
  reviewing the Company Forecasts;

  •
  conducting discussions with members of our senior management with respect to our business prospects and financial outlook; and

  •
  performing other studies and analyses as RBC deemed appropriate.

        In arriving at its Opinions, in addition to reviewing the matters listed above, RBC performed the following analyses:

  •
  RBC performed discounted cash flow analyses using the Company Forecasts;

  •
  RBC compared market valuation metrics, to the extent publicly available, of selected precedent transactions with terms RBC deemed comparable to those of each of the BGX Asset Purchase Agreement and the Novo Asset Purchase Agreement, with the market valuation metrics implied by the purchase price under each agreement; and

  •
  RBC compared selected market valuation metrics of publicly-traded companies that RBC deemed comparable to the Company with metrics implied by the purchase price under each agreement.

        The following is a summary of the material financial analyses performed by RBC in connection with the preparation of the BGX Opinion. A summary of the material financial analyses performed by RBC in connection with the preparation of the Novo Opinion follows below in "Proposal No. 2: Approval of the Novo Asset Sale—Fairness Opinions of RBC Capital Markets Corporation." The summaries of the analyses used by RBC contained in these sections include information presented in tabular format. To fully understand the summaries of the analyses used by RBC, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analyses.

        For purposes of its analyses with respect to the BGX Asset Sale, RBC used $22,000,000 as the purchase price that would be received by us, without deduction for any transaction expenses (the "BGX Consideration").

  Comparable Company Analysis

        In conducting its analysis, RBC prepared a comparable company analysis of the value of the BGX Consideration to the corresponding implied enterprise valuation of a group of publicly-traded companies that RBC deemed, for purposes of its analysis, to be comparable to us. The public companies were selected based on their similarity us in stage of development, therapeutic focus and/or market characteristics. Enterprise valuation was used due to the lack of revenue and trading multiples among the peer group. The peer group included companies with failed or terminated lead programs with other pipeline products which are generally encumbered by collaboration or development agreements and which are in similar stages of development. No control premium was reflected in the enterprise value of the peer group companies, listed below:

  •
  Maxygen, Inc.

  •
  Trubion Pharmaceuticals, Inc.

  •
  Icagen, Inc.

  •
  Anadys Pharmaceuticals, Inc.

  •
  NeurogesX, Inc.

  •
  Entremed, Inc.

  •
  Metabasis Therapeutics, Inc.

  •
  Memory Pharmaceuticals Corp.

  •
  Achillion Pharmaceuticals, Inc.

  •
  Sciclone Pharmaceuticals, Inc.

  •
  OXiGENE, Inc.

  •
  Pharmacyclics, Inc.

  •
  Rosetta Genomics Ltd.

  •
  Pharmos Corporation

        In this analysis, RBC compared the BGX Consideration to the corresponding enterprise values, or TEVs, of the selected comparable companies. RBC defined TEV as total market capitalization as of September 16, 2008 plus net debt (defined by RBC as total debt less cash (other than restricted cash, where identified as such) and cash equivalents, and preferred stock and minority interests, where applicable), using latest publicly-available balance sheet data for the comparable companies.

        The implied TEV ranged from $0.9 million to $38.8 million, with a mean of $25.7 million and a median of $22.0 million.

	Comparable Companies
($ in millions)	Min.	Mean	Median	Max.
Total Enterprise Value	$0.9	$25.7	$22.0	$38.8

  Precedent Transactions Analysis

        RBC researched publicly available information to identify transactions which would be comparable to the BGX Asset Sale. Precedent transactions were selected based on Phase II clinical development program acquisitions similar to the BGX Asset Sale in terms of stage of development, therapeutic focus and/or market characteristics.

Date Announced	Acquirer	Target
08/05/2008	The Medicines Company	Curacyte Discovery GmbH
07/08/2008	Eli Lilly and Company	SGX Pharmaceuticals, Inc.
04/10/2008	Paion AG	CeNes Pharmaceuticals plc
03/17/2008	EUSA Pharma Inc.	Cytogen Corporation
12/20/2006	GlaxoSmithKline Beecham Corporation	Praecis Pharmaceuticals Incorporated
03/15/2006	Pharmos Corporation	Vela Pharmaceuticals Inc.

        The valuation methodology used analyzes the enterprise value of the target companies in the comparable transactions group. Enterprise valuation of the target companies was used due to the lack of revenue and trading multiples for the target companies acquired in the precedent transactions analysis.

        The enterprise values of the target companies in the comparable transaction group ranged from $8.0 million to $44.0 million, with a mean of $26.0 million and a median of $23.0 million.

  Discounted Cash Flow Analysis

        RBC performed a discounted cash flow, or DCF, analysis to calculate the estimated present value of the stand-alone, unlevered, after-tax free cash flows that we could be expected to generate from our GlycoPEG-GCSF program from 2008 through 2023, which includes 10 years of product sales, based on (i) estimates of our management for such time periods and (ii) industry research and analysis on the probability of clinical success, timing of product launches, and estimated market shares for drugs developed under the program. Consideration was given to the stage of development of our GlycoPEG-GCSF program. Our GlycoPEG-GCSF program is currently being evaluated in a Phase II clinical trial. RBC used cumulative probabilities of product success of 20.0% and 29.0%, respectively.

        RBC did not assign a terminal value due to our management's assessment that at the terminal date any drugs developed from the GlycoPEG-GCSF program would be near patent expiration and would, as a result, become subject to competition from generics and expected cash flows would decline significantly.

        RBC's DCF analysis with respect to the GlycoPEG-GCSF program was based on applied discount rates reflecting a weighted-average cost of capital, or WACC, of 15.0% to 25.0%. RBC defined WACC as the cost of equity plus the after-tax cost of debt, weighted for capital structure using industry standard practices. The range of discount rates used in this analysis was based on RBC's estimate of our equity cost of capital after taking into account Bloomberg's estimated two-year betas of the Company and the selected comparable publicly traded companies used in the Comparable Company Analysis above.

        These calculations indicated implied DCF values for our GlycoPEG-GCSF program ranging from $25.2 million to $61.1 million.

NPV Cash Flows (Dollar amounts are in millions)
Discount Rate
15.0%	17.5%	18.7%	22.5%	25.0%
$61.1	$48.5	$43.7	$31.1	$25.2

        As described above, as part of its analysis, RBC took into consideration that we were marketed to 66 potential acquirers and only one offer was received to acquire the GlycoPEG-GCSF program.

  Additional Qualifications and Assumptions

        No single company or transaction used in the above analysis as a comparison is identical to us and an evaluation of the results of the analysis is not entirely mathematical. Rather, the analysis involves complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses, or transactions analyzed. The analysis was prepared solely for purposes of RBC providing an opinion as to the fairness of the purchase price to be received by us under the BGX Asset Purchase Agreement, from a financial point of view, to us and does not purport to be an appraisal or necessarily reflect the price at which assets, businesses or securities actually may be acquired, which is inherently subject to uncertainty.

        The preparation of a fairness opinion is a complex process that involves the application of subjective business judgment in determining the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Several analytical methodologies were used by RBC in preparing the BGX Opinion and no one method of analysis should be regarded as critical to the overall conclusion reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions of RBC were based on all the analyses and factors presented herein taken as a whole and also on application of RBC's own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. RBC therefore believes that its analyses must be considered as a whole and that selecting portions of the analyses and of the factors considered, without considering all factors and analyses, could create an incomplete or misleading view of the processes underlying its opinion.

        RBC is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, corporate restructurings, underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. In the ordinary course of business, RBC may act as a market maker and broker in the publicly-traded securities of the Company and receive customary compensation, and may also actively trade the securities of the Company for its own account and the accounts of its customers, and, accordingly, RBC and its affiliates may hold a long or short position in such securities.

        RBC was engaged to render the BGX Opinion to our Board of Directors as to the fairness of the BGX Consideration, from a financial point of view, to the Company with respect to the BGX Asset Sale and received a fee upon delivery thereof. RBC is also entitled to an additional, larger fee in the event of consummation of the transactions contemplated by the BGX Asset Purchase Agreement.

Principal Provisions of the BGX Asset Purchase Agreement

        The following is a summary of the principal provisions of the BGX Asset Purchase Agreement. While we believe this description covers the material terms of the BGX Asset Purchase Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the BGX Asset Purchase Agreement. The BGX Asset Purchase Agreement is attached as Annex A to this Proxy Statement, and is considered part of this document. We urge you to carefully read the BGX Asset Purchase Agreement in its entirety for a more complete understanding of the BGX Asset Sale.

  The Parties to the BGX Asset Purchase Agreement

        BGX is a company organized under the laws of Germany. BGX develops biopharmaceutical drugs with known modes of action and established drug markets. BGX is a subsidiary of ratiopharm GmbH, a company organized under the laws of Germany and a leading marketer of generic drugs in Europe.

        We and BGX are currently party to that certain Research, Co-Development and Commercialization Agreement, dated April 20, 2004, as amended (the "BGX Collaboration Agreement"), pursuant to which we and BGX have collaborated in the development of a next generation G-CSF (the "BGX Collaboration"). Additionally, we and BGX are currently party to that certain Supply Agreement, dated October 13, 2008 to be effective as of October 10, 2008 (the "BGX Supply Agreement"), pursuant to which the parties agreed to begin transitioning responsibility from us to BGX for the supply of the various process reagents under the Collaboration Agreement. The BGX Collaboration Agreement and the BGX Supply Agreement will terminate as of the closing date of the BGX Asset Sale.

  The BGX Asset Sale

        At the closing of the BGX Asset Sale, we will transfer and convey to BGX certain assets and BGX will assume specified liabilities related to such assets. The assets we are transferring to BGX consist of the BGX Purchased Assets (as defined below) and the Licensed Assets (as defined below). The Licensed Assets consist of a license to BGX pursuant to a license agreement (the "BGX License Agreement") and a sublicense to BGX pursuant to a sublicense agreement (the "BGX Sublicense Agreement" and, together with the BGX License Agreement, the "BGX License Agreements"). We and BGX will enter into the BGX License Agreements immediately prior to the closing of the BGX Asset Sale, pursuant to which we will license or sublicense to BGX certain intellectual property to be acquired by Novo from us pursuant to the Novo Asset Purchase Agreement. At the closing of the Novo Asset Sale we will assign the BGX License Agreements to Novo.

  BGX Purchased Assets

        The "BGX Purchased Assets" mean:

  •
  certain of our patents, trademarks and know-how related to our intellectual property (the "BGX Transferred IP");

  •
  all tangible embodiments of the BGX Transferred IP;

  •
  all of our inventory of raw materials, DNA sequences, vectors, plasmids, cells, cell clones, enzymes, substrates, products, intermediates, references, analytical standards and retained samples related to the BGX Purchased Assets and the Licensed Assets (including materials to be delivered to BGX in accordance with the transition plan, but excluding materials that are Novo Purchased Assets (as defined below) or materials that relate to the BGX Excluded Assets (as defined below);

  •
  all of our regulatory documentation exclusively or primarily related to the activities conducted under the BGX Collaboration, but excluding any Investigational New Drug Applications included in such regulatory documentation;

  •
  all claims, counterclaims, credits, causes of action, rights of recovery, and rights of indemnification or setoff against third parties, insurance benefits and other claims and rights of ours to the extent relating to our activities under the BGX Collaboration, any BGX Purchased Assets or the BGX Assumed Liabilities (as defined below), and all other intangible property rights that relate to our activities under the BGX Collaboration, any BGX Purchased Assets or the BGX Assumed Liabilities; and

  •
  all of our rights in, under and to certain contracts (the "BGX Assumed Contracts"), including, but not limited to, all rights to receive goods and services purchased pursuant to such contracts, and to exploit intellectual property licensed pursuant to such contracts, and rights to assert claims and take other actions in respect of breaches or other violations of the foregoing.

  Licensed Assets

        The "Licensed Assets" mean:

  •
  the intellectual property licensed or sublicensed to BGX, as applicable, pursuant to the BGX License Agreements.

  BGX Excluded Assets

        BGX will not acquire the following assets, which we refer to as the "BGX Excluded Assets":

  •
  all assets to be transferred to Novo pursuant to the Novo Asset Purchase Agreement;

  •
  all of our cash, cash equivalents, investments, securities and bank or other deposit accounts;

  •
  any refunds, claims for refunds and rights to receive refunds with respect to taxes paid or to be paid by us;

  •
  all of our equipment, office supplies, accessories, tooling, tools, fixtures and furniture that are not BGX Purchased Assets;

  •
  any of our records (including, but not limited to, accounting records) related to taxes paid or payable by us and all of our financial or tax records that form part of our general ledger;

  •
  any insurance benefits payable to us arising from or related to the BGX Excluded Assets or the BGX Excluded Liabilities (as defined below);

  •
  our certificate of incorporation, bylaws, minute books, stock records, and corporate seal;

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  any of our contracts, that are not BGX Assumed Contracts, including, but not limited to, license agreements with respect to the BGX Transferred IP or Licensed Assets that are licensed to us by third party licensors;

  •
  any of our rights relating to Magnolia Nutritionals LLC;

  •
  any of our rights, title or interest to intellectual property related to the exploitation of non-GlycoPEGylated glycolipids or oligosaccharides not attached to a peptide or protein; and

  •
  any of our rights under the BGX Asset Purchase Agreement, and all related agreements, certificates and documents signed and delivered by either party and any of our rights under the Novo Asset Purchase Agreement and any related ancillary documents.

  BGX Assumed Liabilities

        At the closing of the BGX Asset Sale, BGX has agreed to assume our liabilities relating to performance obligations arising: (i) after the closing date of the BGX Asset Sale in connection with the regulatory documentation included in the assets purchased by BGX (but excluding any such obligations arising out of or resulting from any breach or violation of such regulatory documentation or any related requirement of applicable law by us on or prior to the closing date of the BGX Asset Sale), or (ii) under the contracts assigned to BGX accruing with respect to the period commencing, as applicable, after the closing date of the BGX Asset Sale (or if consent to assignment is required, the date such consent is obtained and such contracts are assigned to BGX), other than liabilities or obligations attributable to any failure by us to comply with the terms of such contracts (collectively, the "BGX Assumed Liabilities").

  BGX Excluded Liabilities

        Other than the BGX Assumed Liabilities and the Novo Assumed Liabilities, all of our other liabilities and obligations will be retained by us, which liabilities and obligations we refer to as the "BGX Excluded Liabilities," and include, but are not limited to:

  •
  all of our liabilities and obligations, or the liabilities and obligations of any member of any consolidated, affiliated, combined or unitary group of which we are a member or have been a member, for taxes, except transfer taxes, the handling of which is separately set forth in the BGX Asset Purchase Agreement;

  •
  all our liabilities and obligations relating to employee benefits or compensation arrangements, whether relating or attributable to, or arising during, the period before or after the closing of the BGX Asset Sale, including, all liabilities or obligations under any employee benefit agreements, plans or other arrangements;

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  all liabilities and obligations arising from any action relating to us, the BGX Purchased Assets or the Licensed Assets or pending before any arbitrator or governmental authority;

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  all liabilities and obligations relating to or arising from any asset, property or business of ours that is not a BGX Purchased Asset or a Licensed Asset, whether relating or attributable to, or arising during, the period before or after the closing of the BGX Asset Sale; and

  •
  all liabilities and obligations relating or attributable to any owned, leased or operated BGX Purchased Asset or Licensed Asset prior to closing of the BGX Asset Sale, including in relation to any contract, agreement, lease, license, commitment, sales or purchase order or other instrument or in relation to Magnolia Nutritionals LLC.

  BGX Purchase Price

        At the closing of the BGX Asset Sale, BGX will pay us $22,000,000 in cash, by wire transfer of immediately available funds.

  Closing

        If the BGX Asset Purchase Agreement is approved by our stockholders, the closing of the BGX Asset Sale is expected to take place shortly after the Special Meeting and will occur simultaneously with the closing of the Novo Asset Sale.

  Transition Plan

        We are obligated to make delivery of such tangible embodiments of all intellectual property with respect to the BGX Purchased Assets and the Licensed Assets in accordance with a transition plan.

  Representations and Warranties

        The BGX Asset Purchase Agreement contains certain representations and warranties made by us and by BGX. We have made representations and warranties to BGX relating to, among other things:

  •
  corporate organization, good standing and corporate power to operate our business;

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  corporate power and authority to enter into the BGX Asset Purchase Agreement and to consummate the BGX Asset Sale;

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  the adoption and recommendation by our Board of Directors of the BGX Asset Sale in accordance with our organizational documents and Delaware law;

  •
  our valid and binding obligations regarding the BGX Asset Purchase Agreement, except to the extent that enforceability is limited by law;

  •
  the absence of any conflict or breach of our organizational documents or applicable law as a result of our entering into the BGX Asset Purchase Agreement and the consummation of the BGX Asset Sale;

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  the absence of any conflict with, right of termination, cancellation or acceleration of any rights or obligations under any agreement or other instrument or obligation to which we are a party, or by which we, the BGX Collaboration or any of the BGX Purchased Assets or Licensed Assets may be bound or affected;

  •
  the absence of the creation or imposition of any lien upon any BGX Purchased Asset or Licensed Asset arising out of the execution and delivery by us of the BGX Asset Purchase Agreement, the documents that are ancillary to the BGX Asset Purchase Agreement and the consummation of the transactions contemplated thereby;

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  the absence of required stockholder or equityholder approval for the execution, delivery or performance of the BGX Asset Purchase Agreement, the agreements that are ancillary to the BGX Asset Purchase Agreement and the transactions contemplated thereby; other than the approval by the majority of the outstanding shares of our common stock;

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  sufficiency of and title to the BGX Purchased Assets and Licensed Assets;

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  the absence of knowledge of any claims challenging our ownership of and title to the BGX Purchased Assets and Licensed Assets;

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  the absence of any event or development of a state of circumstances that, individually or in the aggregate, has had or could reasonably be expected to result in a "Material Adverse Effect," as that term is defined in the BGX Asset Purchase Agreement;

  •
  the taking of all action necessary to prosecute all of our existing applications and to maintain all such registrations in full force and effect, including having paid all required maintenance fees, and not taking or having failed to take any action that could reasonably be expected to have the effect of waiving any rights to the BGX Transferred IP or the Licensed Assets;

  •
  the effectiveness, enforceability, absence of default, absence of material breach by us related to the Third Party License Agreements;

  •
  the enforceability and validity of the BGX Transferred IP and the Licensed Assets;

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  the contemplated use of the BGX Transferred IP and the Licensed Assets by BGX shall not conflict with the intellectual property rights of third parties;

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  the absence of any pending action, order, agreement or other limitation restricting the use of the BGX Transferred IP and the Licensed Assets;

  •
  the absence of any threatened action or claim of infringement to which we are a party regarding the BGX Transferred IP or the Licensed Assets;

  •
  the absence of unauthorized use, infringement, misappropriation or violation of the BGX Transferred IP or the Licensed Assets;

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  the timely payment of fees and filing of documents related to the maintenance of the BGX Transferred IP and the Licensed Assets;

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  the completeness of the BGX Transferred IP and the Licensed Assets relating to G-CSF;

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  the compliance of our activities under the BGX Collaboration with applicable law;

  •
  the absence of action pending, or to our knowledge threatened, before any governmental authority that could reasonably be expected to have a Material Adverse Effect;

  •
  the maintenance of insurance policies in accordance with the BGX Collaboration;

  •
  timely payment of all material taxes with respect to the BGX Purchased Assets or the Licensed Assets;

  •
  the absence of undisclosed broker fees;

  •
  the absence of any notification by a governmental authority informing us that our activities under the BGX Collaboration were or are in violation of any applicable law or the subject of any investigation; and

  •
  our solvency.

        These representations and warranties have been made solely for the benefit of the parties to the BGX Asset Purchase Agreement and are not intended to be relied on by any other person. You should rely on the disclosure in this Proxy Statement rather than the representations and warranties in the BGX Asset Purchase Agreement.

        In addition, these representations and warranties are qualified by specific disclosures made to BGX in connection with the BGX Asset Purchase Agreement, are subject to the materiality standards contained in the BGX Asset Purchase Agreement, which may differ from what may be viewed as material by investors, and were made only as of the date of the BGX Asset Purchase Agreement or such other date as is specified in the BGX Asset Purchase Agreement.

Additional Agreements and Obligations

  Standstill Agreement

        Commencing on the date of the signing of the BGX Asset Purchase Agreement and ending on the earlier of (i) the termination of the BGX Asset Purchase Agreement, (ii) the closing date of the BGX Asset Sale, and (iii) if after receipt of a Superior Acquisition Proposal, our Board of Directors, in the exercise of its fiduciary duties, determines in good faith that it shall fail to make, withdraw or modify its recommendation to our stockholders that the BGX Asset Purchase Agreement be approved by our stockholders, BGX shall not, without our prior written consent:

  •
  acquire, or attempt to acquire, any voting securities or direct or indirect rights or options to acquire any of our voting securities;

  •
  effect, offer, seek, propose or attempt to effect any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to us;

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  seek or propose to influence or control our management or policies or to obtain representation on our Board of Directors;

  •
  make any public announcement with respect to, or submit a proposal for any extraordinary transaction involving us or our securities or assets;

  •
  enter into a "group" (as such term is used in Section 13(d)(3) of the Exchange Act in connection with any of the foregoing; or

  •
  seek or request permission or participate in any effort to do any of the foregoing or make, or seek permission to make, any public announcement with respect to the foregoing.

  Withholding Tax

        The payment of the sale proceeds by BGX to us is subject to tax withholding of approximately $3,500,000 in Germany if BGX has not received a Certificate of Exemption from German tax. We and BGX have submitted the application to the German General Tax Office for the Certificate of Exemption. If the Certificate of Exemption is not received prior to the closing of the BGX Asset Sale, the tax will be withheld and we will have to file for a refund of the tax. The timing of receiving a refund is uncertain.

  Technical Transition Assistance

        During the period of time commencing on the date of the signing of the BGX Asset Purchase Agreement and ending 30 days after the closing date of the BGX Asset Sale, we will provide technical assistance to BGX as may be reasonably required to ensure an efficient and orderly transition of the BGX Transferred IP. BGX will bear any out-of pocket costs that we incur in connection with providing such technical assistance. During the technical transition period, we will use reasonable efforts to continue to make available to BGX certain of our employees with training and experience relating to the BGX Purchased Assets and will make reasonable efforts to retain or have access to such employees, including using commercially reasonable efforts to structure the incentive compensation, stay bonuses or other similar payments to such employees to be payable in whole or in substantial part as of the end of the technical transition period and BGX shall reimburse us for the payment of such salary or other compensation.

  No Solicitation of Alternative Proposals

        We have agreed not to, and will cause all of our officers, directors, employees, financial advisors, attorneys, accountants or other advisors or consultants retained by us not to, solicit, initiate, or encourage any inquiries with respect to, or the making of, any acquisition proposal, or engage in any negotiations or discussions with, furnish any information or data to, or enter into any letter of intent, agreement in principle, acquisition agreement or similar agreement with any party related to an acquisition proposal.

        Notwithstanding the foregoing, in circumstances not involving a breach of the BGX Asset Purchase Agreement, in response to a written and unsolicited acquisition proposal received from a third party prior to the date of our Special Meeting or its adjournment, we may engage in discussions or negotiations with, and furnish information and data to any such party if:

  •
  our Board of Directors determines in good faith that such acquisition proposal will, or is reasonably likely to, result in an acquisition proposal for all of our stock or substantially all of our assets that is superior to our stockholders from a financial point of view and is reasonably likely to be consummated on its terms (a "Superior Acquisition Proposal");

  •
  our Board of Directors determines in good faith that the failure to take such action would be inconsistent with our Board of Directors' fiduciary duties under applicable law;

  •
  at least 48 hours has elapsed from the time we shall have provided BGX with notice of such determination by our Board of Directors; and

  •
  material, non-public information regarding us is provided to a party that submits an unsolicited written acquisition proposal pursuant to a confidentiality agreement with terms no less favorable to us than those contained in our confidentiality agreement with BGX.

        Within 24 hours after receipt of any written acquisition proposal, we will provide BGX with a copy of such acquisition proposal or, in connection with any non-written acquisition proposal, a written statement setting forth in reasonable detail the material terms and conditions of such acquisition proposal. We will furnish to BGX copies of any written proposals and draft documentation or, if drafted, written summaries of any material oral inquiries or discussions involving the acquisition proposal. If we provide any non-public information to any party submitting an acquisition proposal that has not previously been provided to BGX, we agree to provide a copy of such information to BGX within 24 hours after the time it is first provided to such other party.

        Our Board of Directors recommends that the BGX Asset Purchase Agreement, the BGX Asset Sale and the transactions contemplated thereby are in our best interests and the interests of our stockholders. However, if we receive a Superior Acquisition Proposal, and our Board of Directors determines in good faith that to do otherwise would likely result in a breach of its fiduciary duties under Delaware law, our Board of Directors may fail to make, withdraw or modify its recommendation that the BGX Asset Purchase Agreement, the BGX Asset Sale and the transactions contemplated thereby are in the best interest of us and our stockholders (a "BGX Change in Recommendation").

        Subject to the provisions outlined in the paragraph below, our Board of Directors may terminate the BGX Asset Purchase Agreement if: (i) we receive an unsolicited written acquisition proposal prior to the date of our Special Meeting or its adjournment, (ii) our Board of Directors determines in good faith that such acquisition proposal constitutes a Superior Acquisition Proposal, and (iii) our Board of Directors determines in good faith that failure to take such action would result in the breach of our Board of Directors' fiduciary duties under Delaware law.

        In the event that our Board of Directors makes a determination to: (i) make a BGX Change in Recommendation, or (ii) terminate the BGX Asset Purchase Agreement in response to a unsolicited written acquisition proposal, we agree to provide BGX with prior written notice of not less than three business days that we plan to take any of the foregoing actions. We agree to provide notice that shall contain a description of the reasons for any Change of Recommendation, if any, and a copy of the most recent version of any written agreement relating to the Superior Acquisition Proposal. If requested by BGX after the delivery of such notice, we shall engage in reasonable, good faith negotiations with BGX regarding any modifications to the terms and conditions of the BGX Asset Purchase Agreement proposed by BGX. If BGX proposes any such modifications to the terms and conditions of the BGX Asset Purchase Agreement prior to the expiration of the three business day period following delivery of our notice and such modifications were material, our Board of Directors may not effect a BGX Change in Recommendation or terminate the BGX Asset Purchase Agreement unless and until our Board of Directors determines in good faith that the acquisition proposal resulting in the proposed BGX Change in Recommendation or termination continues to constitute a Superior Acquisition Proposal, after taking into account any changes in the terms and conditions of the BGX Asset Purchase Agreement proposed by BGX. If any material modifications are made to the terms and conditions of any acquisition proposal after the date that notice of BGX Change in Recommendation or termination of the BGX Asset Purchase Agreement is provided by us to BGX, we shall again be required to comply with the notice provisions with respect to such modified acquisition proposal.

  Representation and Warranty Insurance

        We have agreed to use reasonable best efforts to purchase a representation and warranty insurance policy for the benefit of BGX and its affiliates with respect to any inaccuracy in or breach of any representation or warranty by us contained in the BGX Asset Purchase Agreement. The representation and warranty insurance policy shall be subject to a deductible of $500,000 generally and $1,500,000 for any inaccuracy in or breach of certain representations made by us with respect to the BGX Transferred IP or the Licensed Assets, a cap of $4,000,000 and shall only cover claims asserted by BGX prior to the second anniversary of the closing date. The premium payable by us for such policy is $240,000.

  Clinical Trial Liability Insurance

        We have agreed to use reasonable best efforts to purchase extended reporting or "tail" coverage with respect to our clinical trial liability insurance policies in effect for all periods during which we were conducting human clinical trials and have agreed to name BGX as an additional insured party to the policy.

  Conditions to the BGX Asset Sale

        The obligations of the parties to complete the BGX Asset Sale are subject to certain conditions, including, but not limited to:

  •
  approval of the BGX Asset Sale by our stockholders;

  •
  the absence of any law or pending action by a governmental authority prohibiting the consummation of all or part of the BGX Asset Sale and no action shall be pending or threatened by any governmental authority or other person seeking a writ, judgment, decree, injunction or similar order or seeking to recover any damages or obtain other relief as a result of the consummation of the BGX Asset Sale; and

  •
  completion of all notifications and filings with governmental authorities and expiration or termination of any waiting periods required by governmental authorities.

        The obligations of BGX to complete the BGX Asset Sale are subject to certain additional conditions, including, but not limited to:

  •
  the accuracy of the representations and warranties made by us to BGX;

  •
  the performance of our obligations under the BGX Asset Purchase Agreement;

  •
  the absence of any event or development of a state of circumstances that, individually or in the aggregate, has had or could reasonably be expected to result in a "Material Adverse Effect," as that term is defined in the BGX Asset Purchase Agreement;

  •
  the receipt by BGX of a certificate of our good standing from the State of Delaware, and a certificate from one of our officers certifying that the conditions to the obligations of BGX to complete the BGX Asset Sale have been satisfied and that the execution and delivery of the BGX Asset Purchase Agreement is validly authorized and executed;

  •
  the receipt by BGX of all documents reasonably requested relating to consummation of ancillary transactions contemplated by the BGX Asset Purchase Agreement including executed counterparts of documents required to be executed by us;

  •
  the simultaneous closing of the BGX Asset Sale and the Novo Asset Sale without any waiver or amendment by Novo of any of the conditions precedent to the Novo Asset Purchase Agreement that would reasonably be expected to have a Material Adverse Effect on the rights or interests of BGX under the BGX Asset Purchase Agreement;

  •
  the issuance and effectiveness of the representation and warranty insurance policy and the clinical trial liability tail policy as required by the BGX Asset Purchase Agreement and the payment by us of the premiums thereunder; and

  •
  the receipt by us of an acknowledgment of assignment of certain third party license agreements.

        Our obligation to complete the BGX Asset Sale is subject to certain conditions, including, but not limited to:

  •
  the accuracy of the representations and warranties made by BGX to us;

  •
  the performance of BGX's obligations under the BGX Asset Purchase Agreement;

  •
  the receipt by us of a certificate from an officer of BGX certifying that the conditions to our obligation to complete BGX Asset Sale have been satisfied, and that the execution and delivery of the BGX Asset Purchase Agreement is validly authorized and executed; and

  •
  the receipt by us of all documents reasonably requested relating to the consummation of ancillary transactions contemplated by the BGX Asset Purchase Agreement including executed counterparts of documents required to be executed by BGX.

  Termination of the BGX Asset Purchase Agreement

        The BGX Asset Purchase Agreement may be terminated and the transactions contemplated thereby abandoned at any time prior to the closing of the BGX Asset Sale, whether before or after the BGX Asset Purchase Agreement has been approved by our stockholders, as follows:

  •
  by BGX or us:
  •
  upon mutual written agreement;

  •
  if our stockholders do not approve the BGX Asset Sale;

  •
  if the closing of the BGX Asset Sale shall not have occurred prior to the End Date other than due to a breach of any representation or warranty of the party seeking termination, or as a result of the failure of such party to comply with its obligations; or

  •
  if there shall be in effect any applicable law that prohibits the closing of the BGX Asset Sale or if the closing of the BGX Asset Sale would violate any non-appealable order.

  •
  by BGX if:
  •
  any of the conditions precedent to the obligations of both parties, or any of the conditions precedent to BGX's obligations to complete the BGX Asset Sale shall become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by BGX; or

  •
  if our Board of Directors effects a BGX Change in Recommendation.

  •
  by us if:
  •
  any of the conditions precedent to the obligations of both parties, or any of the conditions precedent to our obligation to complete the BGX Asset Sale shall become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by us; or

  •
  provided that we comply with the conditions and procedures set forth in the BGX Asset Purchase Agreement with respect to a Superior Acquisition Proposal, immediately prior to our entering into a definitive agreement with a third party with respect to such Superior Acquisition Proposal.

  Termination Fee and Payment of Expenses

        We have agreed to pay BGX the BGX Termination Fee if the BGX Asset Purchase Agreement is terminated under the circumstances set forth below:

  •
  by BGX or us if:
  •
  our stockholders do not approve the BGX Asset Sale and prior to our Special Meeting: (i) an acquisition proposal is publicly announced or is communicated to our Board of Directors, or any person has publicly announced an intention, whether or not conditional, to make an acquisition proposal, and (ii) within 12 months after termination of the BGX Asset Purchase Agreement, we enter into a definitive agreement with respect to an acquisition proposal or an acquisition proposal is otherwise consummated.

  •
  by BGX if:
  •
  our Board of Directors effects a BGX Change in Recommendation (as defined below).

  •
  by us if:
  •
  we enter into a definitive agreement with a third party with respect to a Superior Acquisition Proposal.

        We have also agreed to reimburse BGX for up to an aggregate of $500,000 of out-of-pocket expenses (including, but not limited to, fees paid to third party advisors) if the BGX Asset Purchase Agreement is terminated: (i) under any circumstance that would trigger the payment of the BGX Termination Fee (such out-of-pocket expenses shall be payable by us to BGX in addition to the BGX Termination Fee), or (ii) if our stockholders do not approve the BGX Asset Sale, but without the occurrence of such additional conditions that would trigger our obligation to pay BGX the BGX Termination Fee.

  Non-Survival of Representations, Warranties and Agreements

        From and after the closing of the BGX Asset Sale, we shall have no liability to BGX with respect to any inaccuracy or breach of any of the representations or warranties made by us in the BGX Asset Purchase Agreement or any related documents, and BGX's sole recourse and remedy with respect to any such inaccuracy or breach shall be to assert a claim or claims for coverage pursuant to the representation and warranty insurance policy.

  Fees and Expenses

        Except as otherwise specified, each party shall bear any costs and expenses with respect to the transactions contemplated by the BGX Asset Purchase Agreement incurred by it, whether or not such transactions are consummated.

  Amendment and Waiver

        The BGX Asset Purchase Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each of BGX and us, or in the case of a waiver, by the party against whom the waiver is to be effective.

  Absence of Appraisal Rights

        Under Delaware law, our stockholders are not entitled to appraisal rights for their shares of our common stock in connection with the transactions contemplated by the BGX Asset Purchase Agreement or to any similar rights of dissenters under Delaware law.

Certain Federal and State Income Tax Consequences of the BGX Asset Sale

        We believe the Company will not incur any federal or state income taxes as a result of the BGX Asset Sale because our basis in the assets being sold exceeds the sale proceeds that will be received from BGX.

        The payment of the sale proceeds by BGX to us is subject to tax withholding of approximately $3,500,000 in Germany if BGX has not received a Certificate of Exemption from German tax. We and BGX have submitted the application to the German General Tax Office for the Certificate of Exemption. If the Certificate of Exemption is not received prior to the closing of the BGX Asset Sale, the tax will be withheld and the Company will have to file for a refund of the tax. The timing of receiving a refund is uncertain.

Required Vote

        The affirmative vote of the holders of a majority of our common stock issued and outstanding and entitled to vote is required for approval of the BGX Asset Sale.

Regulatory Approvals

        No United States federal or state regulatory requirements must be complied with or approvals obtained as a condition to the BGX Asset Sale.

Interests of Certain Persons in the Asset Sales and the Plan of Liquidation

  George J. Vergis, Ph.D.

        Dr. Vergis is our President and Chief Executive Officer and a member of our Board of Directors. On April 30, 2007, we entered into an Amended and Restated Employment Agreement with Dr. Vergis (the "Vergis Employment Agreement"). The Vergis Employment Agreement provides that, in the event Dr. Vergis' employment with us is terminated by us without cause or by Dr. Vergis for good reason within 18 months following a change in control, then Dr. Vergis will be entitled to:

  •
  a lump sum cash amount equal to a pro-rata portion of his target annual bonus for the calendar year in which the termination occurs;

  •
  a lump sum cash payment equal to two and a half times his then current base salary;

  •
  a lump sum cash payment equal to two and a half times his target annual bonus for the calendar year in which the termination occurs;

  •
  to the extent not already paid, any annual bonus payable to Dr. Vergis with respect to a calendar year that ended prior to his termination; and

  •
  in the event any of the foregoing payments to Dr. Vergis would result in the imposition of a parachute excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), an additional "gross-up" payment to insulate Dr. Vergis from the effect of the tax.

        In addition, in the event Dr. Vergis' employment with us is terminated by us without cause or by Dr. Vergis for good reason within 18 months following a change in control, then any options to purchase shares of our common stock held by Dr. Vergis will become immediately vested and exercisable. The consummation of the Asset Sales will be deemed a change in control. Dr. Vergis' employment with us will be terminated at some point without cause during the wind down of our operations following our dissolution and the filing of our certificate of dissolution.

  A. Brian Davis, Shawn A. DeFrees, Ph.D, Valerie M. Mulligan, and Bruce A. Wallin, M.D.

        Mr. Davis is our Senior Vice President and Chief Financial Officer, Dr. DeFrees is our Senior Vice President, Research and Development, Ms. Mulligan is our Senior Vice President, Quality and Regulatory Affairs and Dr. Wallin is our Senior Vice President, Clinical Development and Chief Medical Officer. We are party to change in control agreements (collectively, the "Change in Control Agreements") with Mr. Davis, Dr. DeFrees, Ms. Mulligan and Dr. Wallin (the "Executives" and collectively with Dr. Vergis, the "Current Executive Officers"). Each of the Change in Control Agreements provides that an Executive will be entitled to the following payments and benefits in the event his or her employment with us is terminated by us without cause or by such Executive for good reason within 12 months following a change in control:

  •
  a lump sum cash amount equal to a pro-rata portion of such Executive's target annual bonus for the calendar year in which the termination occurs;

  •
  a lump sum cash payment equal to 18 months of such Executive's then current base salary;

  •
  a lump sum cash payment equal to one and a half times such Executive's target annual bonus for the calendar year in which the termination occurs;

  •
  the continuation of medical benefits to such Executive (and, if covered immediately prior to such termination, his or her spouse and dependents) for a period of 18 months commencing from the date of termination at a monthly cost to such Executive equal to the employee's monthly contribution, if any, toward the cost of such coverage immediately prior to termination;

  •
  reasonable executive outplacement services; and

  •
  in the event any of the foregoing payments would result in the imposition of a parachute excise tax under Code Section 4999, an additional "gross-up" payment to insulate such Executive from the effect of the tax.

        In addition, in the event an Executive's employment with us is terminated by us without cause or by such Executive for good reason within 12 months following a change in control, then any options to purchase shares of our common stock held by such Executive will become immediately vested and exercisable. The consummation of the Asset Sales will be deemed a change in control. Each Executive's employment will be terminated without cause at some point during the wind down of our operations following our dissolution and the consummation of the Asset Sales and the filing of the certificate of dissolution.

  Summary of Benefits of Certain Executives

        The amount of the severance benefit that would be payable to each Current Executive Officer, including medical and outplacement benefits, is estimated to be (assuming termination of employment on January 31, 2009): $1,680,000, in the case of Dr. Vergis; $679,000, in the case of Mr. Davis; $543,000, in the case of Dr. DeFrees; $544,000, in the case of Ms. Mulligan; and $654,000, in the case of Dr. Wallin.

        In the event the severance payments to Dr. Vergis and Ms. Mulligan would result in the imposition of parachute excise taxes under the Code, we are required to insulate Dr. Vergis and Ms. Mulligan for the effect of such excise taxes. We believe, based on an ongoing study of the valuation of the non-compete provision in Dr. Vergis' and Ms. Mulligan's employment agreements, that there will be no imposition of a parachute excise tax, and therefore, no additional payments to Dr. Vergis and Mr. Mulligan. If the value of the non-compete commitments are determined to be less than $467,000, in the case of Dr. Vergis, and $9,000 in the case of Ms. Mulligan, parachute excise taxes may apply and gross-up payments may become due. If no value is attributed to the non-compete commitments, the estimated amount of the gross-up payments that would become due to Dr. Vergis and Ms. Mulligan are $634,000 and $182,000, respectively.

        Assuming each Current Executive Officer's employment is terminated under the circumstances described above, the following unvested options held by such individual shall become immediately vested and exercisable:

Name	Number of Securities Underlying Unexercised Options: Unexercisable	Option Exercise Price ($)
George J. Vergis, Ph.D.	8,750 8,750 12,500 150,000 50,000 100,000 50,000	4.22 2.29 2.29 3.08 2.19 0.68 0.68
A. Brian Davis	17,500 8,750 17,500 35,000 17,500	4.22 2.29 2.19 0.68 0.68
Shawn A. DeFrees, Ph.D.	5,000 5,000 10,000 55,000 17,500	4.22 2.29 2.19 0.68 0.68
Valerie M. Mulligan	2,500 5,000 5,000 10,000 35,000 17,500	4.22 2.29 2.29 2.19 0.68 0.68
Bruce A. Wallin, M.D.	20,000 10,000 35,000 17,500	2.53 2.19 0.68 0.68

  Summary of Benefits for All Other Employees

        We have committed to pay up to $1,300,000 to employees other than the Current Executive Officers upon termination of employment to induce those employees to remain employed at the Company at least through the period ending 30 days following the closing of the Asset Sales. In addition, we have guaranteed payment of $300,000 of bonuses at 2008 target levels for certain employees below the level of vice president in the event such employees are terminated prior to the awarding of 2008 bonuses by the Compensation Committee of the Board of Directors.

Recommendation of Our Board of Directors

        At a meeting on September 17, 2008, our Board of Directors unanimously (i) determined that the BGX Asset Sale, and the other transactions contemplated by the BGX Asset Sale, are fair to, advisable and in the best interests of the Company and our stockholders, (ii) adopted the BGX Fairness Opinion of RBC that the consideration to be received by the Company from BGX upon the closing of the BGX Asset Sale is fair to the Company from a financial point of view, (iii) approved in all respects, the BGX Asset Sale and the other transactions contemplated by the BGX Asset Sale, and (iv) recommended that our stockholders vote "FOR" the approval of the BGX Asset Purchase Agreement and the BGX Asset Sale.

PROPOSAL NO. 2
APPROVAL OF THE NOVO ASSET SALE

General

        On September 17, 2008, our Board of Directors unanimously approved the Novo Asset Purchase Agreement, dated as of September 17, 2008, by and between us and Novo and the Novo Asset Sale. A copy of the Novo Asset Purchase Agreement is attached as Annex B to this Proxy Statement. The Novo Asset Purchase Agreement provides for a sale of certain of our assets to Novo for $21,000,000 in cash. The material terms of the Novo Asset Purchase Agreement are summarized below; this summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Novo Asset Purchase Agreement. Stockholders are urged to read the Novo Asset Purchase Agreement in its entirety.

Background of the Novo Asset Sale

        Since late 2002, we have collaborated with Novo on the research, development and commercialization of products by applying our technology to Novo's long-acting recombinant human Factors VIIa, VIII and IX (the "Novo Collaboration").

        During 2007, we discussed with Novo on multiple occasions renegotiating the Novo Collaboration to include more of the payments up front, but Novo did not make a specific offer to do so.

        On December 14, 2007, after being approached by RBC, Novo submitted an indication of interest in acquiring our intellectual property related to the Novo Collaboration and to license it back to us for all fields of use outside the field of use in the Novo Collaboration for a purchase price ranging from $20,000,000 to $22,000,000. Novo indicated that it was not interested in acquiring the entire Company.

        On March 18, 2008, we entered into a Confidentiality and Non-Disclosure Agreement with Novo.

        On April 17, 2008, Novo submitted an updated indication of interest setting forth terms by which we could sell our remaining assets and rights to intellectual property outside the Novo Collaboration field of use to a third party purchaser and indicating that Novo would be willing to pay a purchase price of $24,000,000 (including the $1,000,000 milestone payment due May 17, 2008 under the Novo Collaboration) for our intellectual property and exclusive right to use it for prevention or treatment of acquired or hereditary hemorrhagic disorders.

        On each of March 14, 2008 and April 21, 2008, the Transaction Committee convened and received an update on the progress and status of the Novo transaction. The Transaction Committee was advised of the currently proposed price and terms of a deal with Novo as well as status of the necessary transaction documents.

        On May 16, 2008, we entered into a non-binding indication of interest with Novo. The indication of interest provided that Novo was prepared to pay us an amount equal to $24,000,000 (inclusive of a $1,000,000 milestone payment due to us by Novo under a separate agreement), subject to due diligence and negotiation of mutually satisfactory definitive documentation. The indication of interest further provided that we would sell to Novo all intellectual property rights owned by us which were related to the research, development, manufacture, use and sale of products for the prevention or treatment of acquired or hereditary hemorrhagic disorders (other than with respect to the G-CSF Assets), including, but not limited to, the projects being developed under the Novo Collaboration, without any restrictions to territory or any further restrictions with regard to therapeutic use (the "Other Assets").

        Simultaneously with forwarding the various transaction documents to BGX, on May 23, 2008, RBC, on our behalf, forwarded to Novo an initial draft of the Novo Asset Purchase Agreement and the same draft of the PCA forwarded to BGX. Novo was not provided with the BGX License at this time as we and our advisors considered it most expedient to receive BGX's initial feedback before providing a draft to Novo. On June 26, 2008, Novo and Davis Polk provided RBC with comments to the Novo Asset Purchase Agreement and the PCA. After internal discussions, RBC, on our behalf, proposed that the parties meet in person to discuss the outstanding issues in the transaction documents, and, on July 4, 2008, circulated to Novo a list of issues for discussion.

        The primary issues raised for discussion in the Novo Asset Purchase Agreement were similar to the issues raised in connection with the BGX Asset Purchase Agreement: (i) Novo proposed an escrow and extensive indemnification provisions for breaches of representations, warranties, covenants and excluded liabilities capped at $4,000,000, some extending to two years after closing and others extending indefinitely, (ii) the terms of a non-solicitation covenant with a "fiduciary out" permitting our Board of Directors to consider any unsolicited superior proposal and, if appropriate, to terminate the Novo Asset Purchase Agreement and the termination fees payable upon any such event were inconsistent with the similar provision in the BGX Asset Purchase Agreement, and (iii) like BGX, Novo also proposed for the Novo and BGX transactions to be contingent upon each other. In the PCA, Novo's comments were less extensive than BGX's, with their primary concern being to limit its post-closing liability so long as it did not engage in willful misconduct in prosecuting the licensed intellectual property.

        On the morning of July 8, 2008, the Company, RBC and Morgan Lewis discussed the issues raised in the Novo Asset Purchase Agreement via conference call with Novo and Davis Polk and later that same day met with BGX and its advisors in person to discuss the BGX Asset Purchase Agreement, as described above. On July 9, 2008, Morgan Lewis provided to Novo a revised draft of the Novo Asset Purchase Agreement reflecting the parties' discussions on the call as well as drafts of the BGX License and BGX Sublicense reflecting discussions with BGX to date. On July 10, 2008, we and our advisors met with Novo and Davis Polk in person in the offices of Morgan Lewis in New York to further negotiate and finalize the Novo Asset Purchase Agreement and ancillary intellectual property agreements. On the afternoon of July 10, 2008, Novo and BGX met together for the first time, with the Company, RBC and Morgan Lewis in attendance, to directly negotiate the outstanding issues described above in the BGX License, the BGX Sublicense and the PCA. These discussions continued on July 11, 2008.

        During the negotiations described above, we discussed with Novo potential alternatives to an indemnification escrow including representation and warranty insurance. We agreed with Novo to a "fiduciary out" permitting our Board of Directors to consider any unsolicited superior proposal and to pay a $1,000,000 termination fee and up to $500,000 in out-of-pocket expenses upon acceptance of any superior third party proposal. We also discussed resolution of various open contact language issues.

        On July 17, 2008, Morgan Lewis forwarded revised drafts of the Novo Asset Purchase Agreement reflecting the discussions from the previous week.

        On July 18, 2008, Davis Polk forwarded revised drafts of the BGX License, the BGX Sublicense and the PCA to both us and BGX.

        On July 28, 2008, the Company, BGX and Novo representatives had a conference call to resolve open issues relating to the BGX License, the BGX Sublicense and PCA. During the negotiations described above, we discussed with Novo potential alternatives to an indemnification escrow, including representation and warranty insurance.

        On August 1, 2008, we received a revised draft of the Novo Asset Purchase Agreement.

        On August 7, 2008, we received a revised quote for the representation and warranty insurance proposing policy limits of $4,000,000 with a $240,000 premium or $8,000,000 with a $465,000 premium, a deductible of $500,000 for all representations and warranties other than intellectual property, a deductible of $2,000,000 for intellectual property representations and a term of two years, with the ability to extend for an additional year for an additional fee equal to 10% of the premium. At a meeting on August 7, 2008, our Board of Directors instructed our management team to pursue the representation and warranty insurance or a purchase price reduction rather than escrow (unless the escrow term was six months or less) if economically viable to do so.

        On August 12, 2008, Morgan Lewis forwarded revised drafts of the Novo Asset Purchase Agreement and on August 26, 2008, Davis Polk forwarded to us a further revised draft, with both drafts leaving open the issue of a price reduction in lieu of representation and warranty insurance.

        On August 13, 2008 and August 22, 2008, the Company, BGX and Novo representatives had a conference call to resolve open issues relating to the BGX License, the BGX Sublicense and PCA. Baker & McKenzie forwarded revised further drafts to the Company and Novo on August 27, 2008, proposing, among other things, that BGX be allowed to participate in the prosecution and maintenance of any core patents for which it is sharing costs. The parties also discussed the transition plan relating to the transfer of the purchased and licensed assets and the status of the parties' review of the third party license agreements being assumed by each party.

        On August 15, 2008, Davis Polk, on behalf of Novo, responded that it considered representation and warranty insurance with such proposed terms to be unacceptable to Novo and instead would need to pursue other alternatives, such as a price reduction or escrow of a portion of the purchase price.

        On September 8, 2008, the parties agreed to the alternative to reduce the price payable for the purchased assets by $2,000,000, which change was reflected in the revised draft forwarded by Morgan Lewis on September 9, 2008 reducing the aggregate purchase price to $21,000,000. However, Novo's proposal that certain consents be obtained as a condition to closing remained an open issue between the parties. After further discussions, we agreed to certain acknowledgements and one consent to be a condition to closing, which was reflected in the final draft distributed to the parties on September 17, 2008 by Morgan Lewis.

        On the morning of September 17, 2008, Morgan Lewis and Davis Polk finalized all open language issues in the Novo Asset Purchase Agreement. Also on September 17, 2008, Baker & McKenzie and Davis Polk finalized all open language issues in the BGX License Agreement, BGX Sublicense Agreement and the PCA. In the late afternoon of September 17, 2008, we and Novo each signed the Novo Asset Purchase Agreement.

Reasons for the Novo Asset Sale

        In considering the Novo Asset Sale, our Board of Directors consulted with RBC regarding the financial aspects of the transactions and sought and received RBC's written opinion as to the fairness, as of the date of such opinion, from a financial point of view, of the consideration to be received by us from Novo pursuant to the Novo Asset Sale. For information regarding such fairness opinions received from RBC, see "Proposal No. 2: Approval of the Novo Asset Sale—Fairness Opinions of RBC Capital Markets Corporation." Based on the fairness opinions and the factors discussed below, our Board of Directors unanimously determined that (i) the Novo Asset Sale is fair, advisable and in the best interests of the Company and our stockholders, (ii) approved the Novo Asset Purchase Agreement and the Novo Asset Sale, and (iii) recommended that our stockholders vote in favor of the approval of the Novo Asset Purchase Agreement and the Novo Asset Sale.

        In the course of reaching that determination and recommendation, our Board of Directors considered a number of potentially supportive factors in its deliberations including:

  •
  the then current and historical market prices of our common stock and that the then estimated range of $0.27 to $0.45 per share anticipated to be distributed following the closing of the Asset Sales and our subsequent liquidation preserved value for our stockholders relative to the potential risks to us of continuing to operate as a going concern. The high-end estimate of $0.45 per share represented a premium of 350% over the 52-week low sale price of $0.10 per share for the 12 month period ended September 16, 2008, and the low-end estimate of $0.27 per share represented a premium of 170% over the 52-week low sale price for the same period. Although the high-end estimate of $0.45 per share represented a discount of 74% from the 52-week high sale price of $1.70 per share for the 12 month period ended September 16, 2008, and the low-end estimate of $0.27 per share represented a discount of 84% from the 52-week high price for the same period, our Board of Directors believed that the Asset Sales and the Plan of Liquidation protected our stockholders against future potential declines to our stock price, which could occur for the reasons stated below;

  •
  the determination by management and our Board of Directors, after evaluating various strategic alternatives and conducting an extensive review of our financial condition, results of operations and business prospects, that continuing to operate as a going concern was not reasonably likely to create greater value for our stockholders as compared to the value obtained for our stockholders pursuant to the Asset Sales due primarily to the reasons stated below:
  •
  our need to obtain significant additional capital to finance our operations, including meeting our performance obligations under the existing collaborative agreement with BGX;

  •
  our limited ability to raise such capital through equity financings before exhausting our cash resources without significant dilution to our stockholders, including limited near term prospects for financing small-cap public companies due to current general economic and market conditions;

  •
  the inability to monetize our historic investment in our NE-180 program due to increased safety concerns in the ESA category;

  •
  the belief by our Board of Directors, based on our business development efforts and the RBC marketing process, that any partnering of our territories to a third party during at least the next two years for our GlycoPEG-GCSF program, even assuming positive data from the ongoing Phase II clinical trial, would not result in significant cash payments to us because of the significance of the royalty obligations due BGX for sales of the compound in our territories;

  •
  the belief by our Board of Directors, based on our business development efforts and the RBC marketing process, that any monetizing during the next two years of the royalty obligations due from Novo to us upon the commercialization of next-generation versions of Factors VIIa, VIII, or IX would not result in significant cash payments to us from a third party because of the amount of time remaining until commercialization of any of the compounds;

  •
  the limited likelihood of a significant new product collaboration over the next two years for other research and development programs because we ceased investing in such new programs due to funding constraints and focused our resources on our NE-180, GlycoPEG-GCSF, and Novo programs; and

    •
    the belief of our Board of Directors that a number of remaining scientific, regulatory, and collaboration management employees that are critical to meeting the performance obligations to BGX and Novo under the existing collaborative agreements will not be interested in continuing employment at the Company due to the lack of funding for future research and development programs.

  •
  the extent of negotiations with Novo indicated that we obtained the highest consideration that Novo was willing to pay or that we were likely to obtain from any other potential buyers;

  •
  the marketing process conducted by our management and RBC in seeking potential buyers, and the fact that aside from the Novo and BGX proposals, no other bona fide inquiries or proposals to acquire us or our assets were received, even as our stock price continued to decrease;

  •
  the marketing process conducted by our management and RBC in seeking potential buyers indicated a low likelihood that a third party would offer a higher price than Novo;

  •
  the consideration for the Novo Asset Sale is in cash and will provide our stockholders with greater certainty than if we continue operations as a going concern or if the consideration included equity;

  •
  the belief by our Board of Directors that cash to be received by us from the combination of the BGX Asset Sale and the Novo Asset Sale would be the best available way to return value to our stockholders;

  •
  the lack of a financing condition on the obligations of Novo;

  •
  the potential negative impact on our stock price if our stock were delisted from NASDAQ;

  •
  the Novo Asset Sale is subject to the approval of our stockholders (although Novo and BGX each have conditions to closing that the other transaction occur);

  •
  the provisions in the Novo Asset Purchase Agreement allowing our Board of Directors to withdraw its recommendation that our stockholders vote in favor of the Novo Asset Sale if our Board of Directors receives a superior acquisition proposal (as defined in the Novo Asset Purchase Agreement); subject to certain confidentiality, notice and counter-proposal provisions;

  •
  the provisions in the Novo Asset Purchase Agreements allowing our Board of Directors to terminate the Novo Asset Purchase Agreements in order to accept a superior proposal subject to certain conditions contained in the Novo Asset Purchase Agreements and the payment to Novo of a termination fee of $1,000,000, and transaction expenses of up to $500,000 incurred by Novo in connection with the transactions contemplated by the Novo Asset Purchase Agreement; and

  •
  the conclusion of our Board of Directors that such termination fees and transaction expenses were reasonable in light of the benefits of the Novo Asset Sale and were at customary levels for termination fees and transaction expenses.

        Our Board of Directors also considered a number of potentially countervailing factors in its deliberations concerning the Novo Asset Sale, including:

  •
  the fact that the high-end estimate of $0.45 per share represented a discount of 74% from the 52-week high sale price of $1.70 per share for the 12 month period ended September 16, 2008, and the low-end estimate of $0.27 per share represented a discount of 84% from the 52-week high price for the same period;

  •
  the restrictions on the conduct of our business prior to completion of the Asset Sales, including requiring us to conduct our business only in the ordinary course, subject to specific limitations or

    BGX's and/or Novo's consent, which may delay or prevent us from undertaking business opportunities that may arise pending completion of the Asset Sales;

  •
  conditions to closing that must be satisfied or waived, including obtaining certain third party consents and acknowledgements outside of our control;

  •
  the lack of certainty of the timing and amounts of liquidating distributions of cash to our stockholders;

  •
  potential greater long term payments from Novo from the existing Novo Collaboration;

  •
  interests of certain of our executive officers and directors in the proceeds from the Asset Sales and the Plan of Liquidation (for information regarding interests of certain executive officers and directors in the Asset Sales and Plan of Liquidation, see "Proposal No. 1: Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation");

  •
  the risk of diverting management focus and resources from other strategic opportunities and from operational matters while working to implement the Asset Sales;

  •
  the potential effect on our business and vendor relationships going forward should the Asset Sales not be consummated for any reason; and

  •
  the restrictions on our ability to solicit or engage in discussions or negotiations with a third party regarding specified transactions and the requirement that we pay Novo a termination fee of $1,000,000, plus transaction expenses of up to $500,000 if the Novo Asset Purchase Agreement is terminated under certain circumstances.

        The preceding discussion is not meant to be an exhaustive description of the information and factors considered by our Board of Directors, but addresses the material information and factors considered. In view of the wide variety of factors considered in connection with its evaluation of the Novo Asset Sale and the complexity of these matters, our Board of Directors did not quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination. In considering the factors described above, individual members of our Board of Directors may have given different weight to different factors. After taking into account all of the factors set forth above, as well as others, our Board of Directors unanimously agreed that the benefits of the Novo Asset Sale followed by our liquidation and dissolution outweigh the risks.

Fairness Opinions of RBC Capital Markets Corporation

  General information regarding RBC's fairness opinions

        For information regarding general information related to RBC's fairness Opinions, see "Proposal No. 1: Approval of the BGX Asset Sale—Fairness Opinions of RBC Capital Markets Corporation—General Information Regarding RBC's Fairness Opinions."

  Novo Fairness Opinion Analysis

        The following is a summary of the material financial analyses performed by RBC in connection with the preparation of the Novo Opinion. The summaries of the analyses used by RBC contained in these sections includes information presented in tabular format. To fully understand the summaries of the analyses used by RBC, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analyses.

        For purposes of its analyses with respect to the Novo Asset Sale, RBC used $21,000,000 as the purchase price that would be received by us, without deduction for any transaction expenses ("Novo Consideration").

  Discounted Cash Flow Analysis

        RBC performed a discounted cash flow, or DCF, analysis to calculate the estimated present value of the stand-alone, unlevered, after-tax free cash flows that we could generate from our rights to next-generation versions of Factors VIIa, VIII and IX from 2008 through years 2024 and 2025, reflecting 30 years of aggregate product sales, based on (i) estimates of our management for such time periods, and (ii) industry research and analysis on the probability of clinical success, timing of product launches, and estimated market shares for drugs developed under the programs. Consideration was given to the stage of development of each program. GlycoPEGylated Factor VIIa is currently in Phase I trials and GlycoPEGylated Factors VIII and IX are preclinical. RBC used cumulative probabilities of product commercialization of 20.0% and 9.2% for the programs in Phase I trials and preclinical stage, respectively.

        RBC did not assign a terminal value due to our management's assessment that at the terminal date any drugs developed would be near patent expiration and would, as a result, become subject to competition from generics and expected cash flows would decline significantly.

        DCF analysis is an analysis of the present value of the projected unlevered free cash flows from our rights relating to Novo's GlycoPEGylated Factors VIIa, VIII and IX for the periods using the indicated discount rate. Unlevered free cash flows are cash flows that would, prior to the servicing of the interest on any of our outstanding debt, be available for distribution to our equity holders.

        RBC's DCF analysis with respect to our rights relating to Novo's next-generation Factor VIIa, VIII and IX programs was based on applied discount rates reflecting a weighted-average cost of capital, or WACC, of 15.0% to 25.0%. RBC defined WACC as the cost of equity plus the after-tax cost of debt, weighted for capital structure using industry standard practices. The range of discount rates used in this analysis was based on RBC's estimate of our equity cost of capital after taking into account Bloomberg's estimated two-year betas of the Company and the selected comparable publicly traded companies used in the Comparable Company Analysis below.

        These calculations indicated implied DCF values associated with our rights relating to Novo's GlycoPEGylated Factor VIIa, VIII and IX programs ranging from $11.8 million to $21.5 million.

NPV of Cash Flows Associated with the Company's Rights to Novo's GlycoPEGylated Factor VIIa, VIII, and IX Programs (Dollar amounts are in millions)
Discount Rate
15.0%	17.5%	18.7%	22.5%	25.0%
$21.5	$18.0	$16.7	$13.4	$11.8

  Precedent Transactions Analysis

        RBC researched publicly available information to identify transactions which would be comparable to the Novo Asset Sale. Based on the unique aspects of the Novo Asset Sale, RBC's research revealed only one transaction for which public information was available and which RBC deemed comparable to the Novo Asset Sale in terms of the structure and nature of the assets being sold, the stage of development of the relevant drug discovery programs. On July 2, 2008, Bayer AG announced it would acquire Maxygen's hemophilia program assets for $90.0 million in cash upfront and $30.0 million of potential milestone payments. The lead candidate is expected to enter Phase I clinical testing in the third quarter of 2008.

        This transaction was deemed comparable to the Novo Asset Sale with the exception that Bayer purchased 100% of the economic rights to the Maxygen hemophilia program, while the Novo Asset Sale, in economic terms, is an acquisition of only the rights it does not presently own under the collaboration agreements between Novo and the Company. As such, for comparison purposes, RBC evaluated the Novo Asset Sale as an acquisition by Novo of the royalty streams for the

GlycoPEGylated Factor VII, VIII and IX programs (the "Factor Programs") that it does not presently own.

        The valuation methodology used analyzes the Novo purchase of the combined percentages of the revenues associated with the Factor Programs, which is assumed to represent approximately 19% of the total value associated with the Factor Programs. This assumption is based on the projected cash flows, or EBITDA, from the Factor Programs: Novo's latest twelve month ("LTM") EBITDA margin analyzed by RBC was 29.2%, and so it is estimated that Novo could be expected to generate approximately 30% cash flow margins on the Factor Programs. In comparing the Novo Asset Sale to the Bayer transaction, assuming that we would be expected to receive on average approximately 7% of the worldwide expected revenues from the Factor Programs with no additional expenses, it can be implied that Novo's pro forma LTM EBITDA margin would be 37%, further implying that Novo would receive approximately 19% of the overall value of the Factor Programs from the Novo Asset Sale. In summary, assuming the Novo-purchased royalties represent approximately 19% of the Factor Programs' value, RBC extrapolated a value for our Factor Programs based upon the entire purchase price of the Maxygen program. The implied value of our rights in the Factor Programs as compared to the Bayer precedent transaction's value for the Maxygen program is $17.2 million. RBC applied sensitivity analysis to the Novo LTM EBITDA margins of 25.0% to 35.0% to yield a valuation range of $15.0 million to $20.0 million.

  Comparable Company Analysis

        RBC prepared a comparable company analysis of the value of our Factor Programs to the corresponding implied enterprise valuation of a group of publicly-traded companies that RBC deemed, for purposes of its analysis, to be comparable to us. The public companies were selected based on their similarity to us in stage of development, therapeutic focus and/or market characteristics. Enterprise valuation was used due to the lack of revenue and trading multiples among the peer group. The peer group included companies with failed or terminated lead programs with other pipeline products which are generally encumbered by collaboration or development agreements and are in similar stages of development. No control premium was reflected in the enterprise value of the peer group companies, listed below:

  •
  Maxygen, Inc.

  •
  Trubion Pharmaceuticals, Inc.

  •
  Icagen, Inc.

  •
  Anadys Pharmaceuticals, Inc.

  •
  NeurogesX, Inc.

  •
  Entremed, Inc.

  •
  Metabasis Therapeutics, Inc.

  •
  Memory Pharmaceuticals Corp.

  •
  Achillion Pharmaceuticals, Inc.

  •
  Sciclone Pharmaceuticals, Inc.

  •
  OXiGENE, Inc.

  •
  Pharmacyclics, Inc.

  •
  Rosetta Genomics Ltd.

  •
  Pharmos Corporation

        In this analysis, RBC compared the Novo Consideration to the corresponding enterprise values, or TEVs, of the selected comparable companies. RBC defined TEV as total market capitalization as of September 16, 2008 plus net debt (defined by RBC as total debt less cash (other than restricted cash, where identified as such) and cash equivalents, and preferred stock and minority interests, where applicable), using latest publicly-available balance sheet data for the comparable companies.

        The implied TEV of the Company ranged from $0.9 million to $38.8 million, with a mean of $25.7 million and a median of $22.0 million.

	Comparable Companies
($ in millions)	Min.	Mean	Median	Max.
Total Enterprise Value	$0.9	$25.7	$22.0	$38.8

        As described in "Proposal No. 1: Approval of the BGX Asset Sale—Fairness Opinions of RBC Capital Markets Corporation—General Information Regarding RBC's Fairness Opinions," as part of its analysis, RBC also took into consideration that we were marketed to 66 potential acquirers and only one offer was received to acquire the GlycoPEGylated Factor Programs.

  Additional Qualifications and Assumptions

        No single company or transaction used in the above analysis as a comparison is identical to the Company and an evaluation of the results of the analysis is not entirely mathematical. Rather, the analysis involves complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses, or transactions analyzed. The analysis was prepared solely for purposes of RBC providing an opinion as to the fairness of the purchase price to be received by us under the Novo Asset Purchase Agreement, from a financial point of view, to us and does not purport to be an appraisal or necessarily reflect the price at which assets, businesses or securities actually may be acquired, which is inherently subject to uncertainty.

        The preparation of a fairness opinion is a complex process that involves the application of subjective business judgment in determining the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Several analytical methodologies were used by RBC in preparing the Novo Opinion and no one method of analysis should be regarded as critical to the overall conclusion reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions of RBC were based on all the analyses and factors presented herein taken as a whole and also on application of RBC's own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. RBC therefore believes that its analyses must be considered as a whole and that selecting portions of the analyses and of the factors considered, without considering all factors and analyses, could create an incomplete or misleading view of the processes underlying its opinion.

        RBC is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, corporate restructurings, underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. In the ordinary course of business, RBC may act as a market maker and broker in our publicly-traded securities and receive customary compensation, and may also actively trade our securities for its own account and the accounts of its customers, and, accordingly, RBC and its affiliates may hold a long or short position in such securities.

        RBC was engaged to render the Novo Opinion to our Board of Directors as to the fairness of the Novo Consideration, from a financial point of view, to us with respect to the Novo Asset Sale and will be entitled to receive a fee upon delivery thereof, without regard to whether the Novo Opinion is accepted or Novo Asset Purchase Agreement is consummated. RBC is also entitled to an additional, larger fee in the event of consummation of the transactions contemplated by the Novo Asset Purchase Agreement.

Principal Provisions of the Novo Asset Purchase Agreement

        The following is a summary of the principal provisions of the Novo Asset Purchase Agreement. While we believe this description covers the material terms of the Novo Asset Purchase Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the Novo Asset Purchase Agreement. The Novo Asset Purchase Agreement is attached as Annex B to this Proxy Statement and is considered part of this document. We urge you to carefully read the Novo Asset Purchase Agreement in its entirety for a more complete understanding of the Novo Asset Sale.

  The Parties to the Novo Asset Purchase Agreement

        Novo is a company organized under the laws of Denmark. Novo is a pharmaceutical company that markets products for diabetes care, hemostasis management, growth hormone therapy and hormone replacement therapy.

        We and Novo are currently parties to that certain: (i) Research, Development and License Agreement, dated as of October 31, 2006, relating to recombinant coagulation Factor VIIa, (ii) Research, Development and License Agreement, dated as of November 2, 2007, relating to recombinant coagulation Factor VIII, and (iii) Research, Development and License Agreement, dated as of November 2, 2007, relating to recombinant coagulation Factor IX (collectively the "Novo Collaboration Agreements") pursuant to which we and Novo have collaborated in the discovery of long-acting next generation recombinant coagulation compounds (the "Novo Collaboration"). The Novo Collaboration Agreements will terminate as of the closing date of the Novo Asset Sale.

  The Novo Asset Sale

        At the closing of the Novo Asset Sale, we will transfer and convey to Novo certain assets related to long-acting next generation recombinant coagulation compounds and Novo will assume specified liabilities related to such assets. The assets we are transferring to Novo include certain intellectual property and third party license agreements that are useful to a variety of applications, including G-CSF and other applications that are unrelated to long-acting next generation recombinant coagulation compounds. In order to provide BGX with rights with respect to certain intellectual property we are transferring to Novo, immediately prior to the closing of the BGX Asset Sale, we will license or sublicense to BGX pursuant to the BGX License Agreements, the right to use this intellectual property in the field of G-CSF and certain other applications. At the closing of the Novo Asset Sale, we will transfer and convey the BGX License Agreements to Novo.

  Novo Purchased Assets

        The "Novo Purchased Assets" mean:

  •
  patents, know-how, trademarks, copyrights and other intellectual property related to certain reagents used in the Novo Collaboration (the "Novo Transferred IP");

  •
  all tangible embodiments of the Novo Transferred IP;

  •
  all of our inventory of certain reagents used in the Novo Collaboration;

  •
  all of our rights in, under and to certain contracts (the "Novo Assumed Contracts"); including, but not limited to, all rights to receive goods and services purchased pursuant to such contracts, contracts by which we control any Novo Transferred IP, and rights to assert claims and take other actions in respect of breaches or other violations of the foregoing; and

  •
  rights, claims, credits, causes of action, rights of recovery, and rights of indemnification or set-off against third parties and any other claims accruing to us that are exclusively and primarily related to our activities under the Novo Collaboration, any Novo Purchased Assets or the Novo Assumed Liabilities (as defined below) and all other intangible property rights relating to our activities under the Novo Collaboration, any Novo Purchased Assets or Novo Assumed Liabilities.

  Novo Excluded Assets

        Novo will not acquire the following assets, which we refer to as "Novo Excluded Assets":

  •
  all assets to be transferred to BGX pursuant to the BGX Asset Purchase Agreement;

  •
  all of our cash, cash equivalents, investments, securities and bank or other deposit accounts of ours;

  •
  any refunds, claims for refunds and rights to receive refunds with respect to taxes paid or to be paid by us;

  •
  all of our equipment, raw materials, accessories, tooling, tools, fixtures and furniture unless otherwise specified;

  •
  any of our records (including accounting records) related to taxes paid or payable by us and all of our financial or tax records that form part of our general ledger;

  •
  any insurance benefits payable to us arising from or related to the Novo Excluded Assets or the Novo Excluded Liabilities (as defined below);

  •
  our certificate of incorporation, bylaws, minute books, stock records, and corporate seal;

  •
  any of our contracts that is not a Novo Assumed Contract;

  •
  any of our rights relating to Magnolia Nutritionals LLC;

  •
  any of our rights, title or interest to intellectual property relating exclusively to the exploitation of non-GlycoPEGylated glycolipids or oligosaccharides not attached to a peptide or protein; and

  •
  any of our rights under the Novo Asset Purchase Agreement, and all related agreements, certificates and documents signed and delivered by either party and any of our rights under the BGX Asset Purchase Agreement and any related ancillary documents.

  Novo Assumed Liabilities

        At the closing of the Novo Asset Sale, Novo has agreed, to assume any liabilities relating to: (i) performance obligations arising under the Novo Assumed Contracts accruing with respect to the period commencing, as applicable, after the closing date of the Novo Asset Sale (or if consent to assignment is required, the date such consent is obtained and such Novo Assumed Contract is assigned to Novo), other than liabilities or obligations attributable to any failure by us to comply with the terms of such contracts, or (ii) all other liabilities related to the Novo Purchased Assets to the extent incurred after the closing date of the Novo Asset Sale (collectively, the "Novo Assumed Liabilities").

  Novo Excluded Liabilities

        Other than the Novo Assumed Liabilities, all of our other liabilities and obligations will be retained by us, which liabilities and obligations we refer to as "Novo Excluded Liabilities," and include, but are not limited to:

  •
  all of our liabilities and obligations, or the liabilities and obligations of any member of any consolidated, affiliated, combined or unitary group of which we are a member or have been a member, for taxes;

  •
  all of our liabilities and obligations relating to employee benefits or compensation arrangements, whether relating or attributable to, or arising during, the period before or after the closing of the Novo Asset Sale; including all liabilities or obligations under any employee benefit agreements, plans or other arrangements;

  •
  all liabilities and obligations arising from any action relating to us, our business or the Novo Purchased Assets pending before any arbitrator or governmental authority;

  •
  all liabilities and obligations relating to or arising from any presently or formerly owned, operated or leased asset, property or business of ours that is not a Novo Purchased Asset, whether relating or attributable to, or arising during, the period before or after the closing of the Novo Asset Sale; and

  •
  all liabilities and obligations relating or attributable to, or arising during, the operation of our business and any owned, leased or operated Novo Purchased Asset prior to closing, including in relation to any contract, agreement, lease, license, commitment, sales or purchase order or other instrument or in relation to Magnolia Nutritionals LLC.

  Novo Purchase Price

        At the closing Novo will pay us $21,000,000 in cash, by wire transfer of immediately available funds.

  Closing

        If the Novo Asset Purchase Agreement is approved by our stockholders, the closing of the Novo Asset Sale is expected to take place shortly after the Special Meeting and will occur simultaneously with the closing of the BGX Asset Sale.

  Transition Plan

        We are obligated to make delivery of such tangible embodiments of the Novo Transferred IP and the books and records and regulatory documentation included in the Novo Purchased Assets in accordance with a transition plan.

  Representations and Warranties

        The Novo Asset Purchase Agreement contains certain representations and warranties made by us and by Novo. We have made representations and warranties to Novo relating to, among other things:

  •
  corporate organization, good standing, corporate power and requisite licenses, authorizations and permits to operate our business;

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  the absence of any right of Magnolia Nutritionals LLC to, under or in connection with the Novo Purchased Assets;

  •
  corporate power and authority to enter into the Novo Asset Purchase Agreement and to consummate the Novo Asset Sale;

  •
  the recommendation by our Board of the Directors that our stockholders authorize the Novo Asset Sale;

  •
  the absence of required stockholder or equityholder approval for the execution, delivery or performance of the Novo Asset Purchase Agreement, the agreements that are ancillary to the Novo Asset Purchase Agreement and the transactions contemplated thereby; other than the approval by the majority of the outstanding shares of our common stock;

  •
  our valid and binding obligations regarding the Novo Asset Purchase Agreement, except to the extent that enforceability is limited by law;

  •
  the absence of any conflict with or breach of our organizational documents or applicable law as a result of our entering into the Novo Asset Purchase Agreement and the consummation of the Novo Asset Sale;

  •
  the absence of any conflict with, right of termination, cancellation or acceleration of any rights or obligations under any agreement or other instrument or obligation to which we are a party, or by which we, the Novo Collaboration or any of the Novo Purchased Assets may be bound or affected;

  •
  the absence of the creation or imposition of any lien upon any Novo Purchased Asset arising out of the execution, delivery and performance by us of the Novo Asset Purchase Agreement, the documents that are ancillary to the Novo Asset Purchase Agreement and the consummation of the transactions contemplated thereby;

  •
  the absence of required consents, approvals or authorizations of, or registrations, or filings with, required to be obtained or made by us in connection with the execution, delivery and performance of the Novo Asset Purchase Agreement and related transactions, other than customary exceptions;

  •
  the validity and full force and effect of licenses and permits affecting or relating to us, our business or the Novo Purchased Assets;

  •
  the sufficiency of and title to the Novo Purchased Assets;

  •
  the absence of undisclosed material liabilities;

  •
  the absence of any change, or the occurrence of an event or the existence of a condition, that individually or together with all other such changes, events and conditions, has had or would reasonably be expected to have a Material Adverse Effect;

  •
  the absence of knowledge of any claims challenging our ownership of and title to the Novo Purchased Assets;

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  the taking of all action necessary to prosecute all of our existing applications and to maintain all such registrations in full force and effect, including having paid all required maintenance fees, and not taking or having failed to take any action that could reasonably be expected to have the effect of waiving any rights to the Novo Transferred IP;

  •
  the prosecution of registrations, applications and similar filings related to the Novo Transferred IP in material compliance with applicable laws;

  •
  the absence of material prior art invalidating or rendering unenforceable, registrations, applications and similar filings related to the Novo Transferred IP;

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  the enforceability, validity and sole ownership of the Novo Transferred IP;

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  the absence of any pending action, order, agreement or other limitation restricting the use of the Novo Transferred IP;

  •
  the absence of any threatened action or claim of infringement to which we are a party regarding the Novo Transferred IP;

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  the absence of unauthorized use, infringement, misappropriation or violation of the Novo Transferred IP;

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  the timely payment of fees and filing of documents related to the maintenance of the Novo Transferred IP;

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  the sufficiency and completeness of the Novo Transferred IP necessary or used in the Novo Collaboration;

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  the absence of infringement, misappropriation or other violation, by our activities under the Novo Collaboration, of the intellectual property rights of third parties;

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  the maintenance of the confidentiality of all know-how that is material to our activities under the Novo Collaboration;

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  the absence of an agreement or arrangement that limits or restricts our ability to sell or transfer the Novo Purchased Assets;

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  the right to sublicense rights under the Novo Assumed Contracts;

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  the compliance of our activities under the Novo Collaboration with applicable law;

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  the absence of any action pending, or to our knowledge threatened, before any governmental authority that could reasonably be expected to have a material adverse effect;

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  the maintenance of insurance policies in accordance with the Novo Collaboration; and the absence of any pending claim under such policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies;

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  timely payment of all material taxes with respect to the Novo Purchased Assets and the timely filing of all tax returns;

  •
  the absence of undisclosed broker fees;

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  the absence of any notification by a governmental authority informing us that our activities under the Novo Collaboration were or are in violation of any applicable law or the subject of any investigation;

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  the absence of any actual or potential environmental liability;

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  the operation and administration of our employee benefit plans in material compliance with applicable law;

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  the absence of material actual or threatened claims involving any employee benefit plans; and

  •
  the absence of any requirement that an employee benefit plan be assumed by Novo.

        These representations and warranties have been made solely for the benefit of the parties to the Novo Asset Purchase Agreement and are not intended to be relied on by any other person. You should rely on the disclosure in this Proxy Statement rather than the representations and warranties in the Novo Asset Purchase Agreement.

        In addition, these representations and warranties are qualified by specific disclosures made to Novo in connection with the Novo Asset Purchase Agreement, are subject to the materiality standards contained in the Novo Asset Purchase Agreement, which may differ from what may be viewed as material by investors, and were made only as of the date of the Novo Asset Purchase Agreement or such other date as is specified in the Novo Asset Purchase Agreement.

Additional Agreements and Obligations

  Standstill Agreement

        Commencing on the date of the signing of the Novo Asset Purchase Agreement and ending on the earlier of: (i) the termination of the Novo Asset Purchase Agreement, and (ii) the closing date of the Novo Asset Sale; Novo shall not, without our prior written consent:

  •
  acquire, or attempt to acquire, any voting securities or direct or indirect rights or options to acquire any of our voting securities;

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  effect, offer, seek, propose or attempt to effect any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to us;

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  seek or propose to influence or control our management or policies or to obtain representation on our Board of Directors;

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  make any public announcement with respect to, or submit a proposal for any extraordinary transaction involving us or our securities or assets;

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  enter into a "group" (as such term is used in Section 13(d)(3) of the Exchange Act) in connection with any of the foregoing; or

  •
  seek or request permission or participate in any effort to do any of the foregoing or make, or seek permission to make, any public announcement with respect to the foregoing.

  Withholding Tax

        Novo has informed us that it will not be required to withhold any taxes from the payments of the sale proceeds to us.

  No Solicitation of Alternative Proposals

        We have agreed not to, and will cause all of our officers, directors, employees, financial advisors, attorneys, accountants or other advisors or consultants retained by us not to, solicit, initiate, or encourage any inquiries with respect to, or the making of, any acquisition proposal, or engage in any negotiations or discussions with, furnish any information or data to, or enter into any letter of intent, agreement in principle, acquisition agreement or similar agreement with any party related to an acquisition proposal.

        Notwithstanding the foregoing, in circumstances not involving a breach of the Novo Asset Purchase Agreement, in response to a written and unsolicited acquisition proposal received from a third party prior to the date of our Special Meeting or its adjournment, we may engage in discussions or negotiations with, and furnish information and data to any such party if:

  •
  our Board of Directors determines in good faith that such acquisition proposal will, or is reasonably likely to, result in a Superior Acquisition Proposal;

  •
  our Board of Directors determines in good faith that the failure to take such action would be inconsistent with our Board of Directors' fiduciary duties under applicable law;

  •
  at least 48 hours has elapsed from the time we shall have provided Novo with notice of such determination by our Board of Directors; and

  •
  material, non-public information regarding us is provided to a party that submits an unsolicited written acquisition proposal pursuant to a confidentiality agreement with terms no less favorable to us than those contained in our confidentiality agreement with Novo.

        Within 24 hours after receipt of any written acquisition proposal, we will provide Novo with a copy of such acquisition proposal or, in connection with any non-written acquisition proposal, a written statement setting forth in reasonable detail the material terms and conditions of such acquisition proposal. We will furnish to Novo copies of any written proposals and draft documentation or, if drafted, written summaries of any material oral inquiries or discussions involving the acquisition proposal. If we provide any non-public information to any party submitting an acquisition proposal that has not previously been provided to Novo, we agree to provide a copy of such information to Novo within 24 hours after the time it is first provided to such other party.

        Our Board of Directors recommends that the Novo Asset Purchase Agreement, the Novo Asset Sale and the transactions contemplated thereby are in our best interests and the interests of our stockholders. However, if we receive a Superior Acquisition Proposal, and our Board of Directors determines in good faith that to do otherwise would likely result in a breach of its fiduciary duties under Delaware law, our Board of Directors may fail to make, withdraw or modify its recommendation that the Novo Asset Purchase Agreement and the transactions contemplated thereby are in the best interest of us and our stockholders (a "Novo Change in Recommendation").

        Our Board of Directors may terminate the Novo Asset Purchase Agreement if: (i) we receive an unsolicited written acquisition proposal prior to the date of our Special Meeting or its adjournment, (ii) our Board of Directors determines in good faith that such acquisition proposal constitutes a Superior Acquisition Proposal, and (iii) our Board of Directors determines in good faith that failure to take such action would result in the breach of our Board of Directors' fiduciary duties under Delaware law.

        In the event that our Board of Directors makes a determination to: (i) make a Novo Change in Recommendation, or (ii) terminate the Novo Asset Purchase Agreement in response to a unsolicited written acquisition proposal, we agree to provide Novo with prior written notice of not less than five business days that we plan to take any of the foregoing actions. We agree to provide notice that will contain a description of the reasons for any Novo Change of Recommendation, if any, and a copy of the most recent version of any written agreement relating to the Superior Acquisition Proposal. If requested by Novo after the delivery of such notice, we will engage in reasonable, good faith negotiations with Novo regarding any modifications to the terms and conditions of the Novo Asset Purchase Agreement proposed by Novo. If Novo proposes any such modifications to the terms and conditions of the Novo Asset Purchase Agreement prior to the expiration of the five business day period following delivery of our notice and such modifications were material, our Board of Directors may not effect a Novo Change in Recommendation or terminate the Novo Asset Purchase Agreement unless and until our Board of Directors determines in good faith that the acquisition proposal resulting in the proposed Novo Change in Recommendation, if any, or termination continues to constitute a Superior Acquisition Proposal, after taking into account any changes in the terms and conditions of the Novo Asset Purchase Agreement proposed by Novo. If any material modifications are made to the terms and conditions of any acquisition proposal after the date that notice of Novo Change in Recommendation or termination of the Novo Asset Purchase Agreement is provided by us to Novo, we will again be required to comply with the notice provisions with respect to such modified acquisition proposal, except the five business day time period will be two business days.

  Conduct of Our Business Pending the Closing

        During the period between the signing of the Novo Asset Purchase Agreement and the closing of the Novo Asset Sale, we have agreed, subject to certain exceptions, that we will conduct our business only in the ordinary course and in a manner consistent with past practice, and use commercially reasonable efforts to maintain and preserve intact our business organization, our licenses and permits and the services of our directors, officers and key employees. In addition, we have also agreed that during the same time period, subject to certain exceptions or unless Novo gives its prior written consent, we will not:

  •
  adopt or propose any amendments to our certificate of incorporation, bylaws or other governing instruments;

  •
  merge or consolidate with any other person, or restructure, reorganize or completely or partially liquidate;

  •
  acquire assets outside of the ordinary course of business in a manner that is inconsistent with past practice or the transition plan, other than acquisitions pursuant to contracts currently in effect;

  •
  sell, lease or otherwise transfer, or create or incur any lien on, any Novo Purchased Assets;

  •
  issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, deliver, lease, license, guarantee, any shares of our capital stock, or securities convertible or exchangeable into or exercisable for any shares of such capital stock;

  •
  create, incur, assume or otherwise be liable with respect to any indebtedness for borrowed money or guarantees thereof;

  •
  modify any of the Novo Assumed Contracts or waive any failure to comply with any provision thereunder by any party;

  •
  enter into any agreement or arrangement that is material to the Novo Purchased Assets, including entering into, renewing, extending, amending or terminating any license agreement with respect to the Novo Transferred IP or with respect to the intellectual property of a third party; or that materially increases our actual or contingent liabilities and obligations beyond cash available to satisfy them;

  •
  take (or omit to take) any action that adversely affects, or could reasonably be expected to adversely affect, any our rights to the Novo Transferred IP, or abandon or permit to lapse any of our rights to the Novo Transferred IP;

  •
  settle, or offer or propose to settle: (i) any litigation, investigation, arbitration, proceeding or other claim involving or against us, the Novo Purchased Assets or our business, or (ii) any litigation, arbitration, proceeding or dispute that relates to the transactions contemplated by Novo Asset Purchase Agreement and related transactions;

  •
  amend, modify or waive any provision of the BGX Asset Purchase Agreement, or consent to or approve any action by BGX that is not otherwise expressly permitted under the BGX Asset Purchase Agreement, provided, however that Novo will not unreasonably withhold its approval to amend, modify or waive such provision;

  •
  take any action that would make any representation or warranty made by us, or omit to take any action necessary to prevent any representation or warranty made by us, from being inaccurate in any respect at, or as of any time before, the closing date; or

  •
  agree or commit to take any of the foregoing actions.

  Clinical Trial Liability Insurance

        We have agreed to use reasonable best efforts to purchase extended reporting or "tail" coverage with respect to our clinical trial liability insurance policies in effect for all periods during which we were conducting human clinical trials and have agreed to name Novo as an additional insured party to the policy.

  Conditions to the Novo Asset Sale

        The obligations of the parties to complete the Novo Asset Sale are subject to certain conditions, including:

  •
  approval of the Novo Asset Sale by our stockholders;

  •
  the absence of any law or pending action by a governmental authority or writ, judgment, decree, injunction or similar order of a governmental authority prohibiting the consummation of all or part of the Novo Asset Sale, and no action shall be pending or threatened by any governmental authority or other person seeking any such writ, judgment, decree, injunction or similar order or seeking to recover any damages or obtain other relief as a result of the consummation of the Novo Asset Sale; and

  •
  completion of all notifications and filings with governmental authorities and expiration or termination of any waiting periods required by governmental authorities.

        The obligations of Novo to complete the Novo Asset Sale are subject to certain additional conditions, including, but not limited to:

  •
  the accuracy of the representations and warranties made by us to Novo;

  •
  the performance of our obligations under the Novo Asset Purchase Agreement;

  •
  the absence of any event or development of a state of circumstances that, individually or in the aggregate, has had or could reasonably be expected to result in a "Material Adverse Effect" on us, as that term is defined in the Novo Asset Purchase Agreement;

  •
  the receipt by Novo of a certificate of our good standing from the State of Delaware and a certificate from one of our officers certifying that the execution and delivery of the Novo Asset Purchase Agreement is validly authorized and executed;

  •
  the receipt by Novo of all documents reasonably requested relating to consummation of ancillary transactions contemplated by the Novo Asset Purchase Agreement including executed counterparts of documents required to be executed by us;

  •
  the simultaneous closing of the Novo Asset Sale and the BGX Asset Sale, transactions between us and Novo pursuant to the Novo Asset Purchase Agreement and closing of the transactions between us and BGX pursuant to the BGX Asset Purchase Agreement;

  •
  the issuance and effectiveness of a clinical trial liability tail policy and the payment by us of the premiums thereunder; and

  •
  the receipt by us of an acknowledgment of or consent to assignment, as applicable, of certain third party license agreements.

        Our obligation to complete the Novo Asset Sale is subject to certain additional conditions, including, but not limited to:

  •
  the accuracy of the representations and warranties made by Novo to us;

  •
  the performance of Novo's obligations under the Novo Asset Purchase Agreement;

  •
  the receipt by us of a certificate from an officer of Novo certifying that the conditions to our obligation to complete Novo Asset Sale have been satisfied, and that the execution and delivery of the Novo Asset Purchase Agreement is validly authorized and executed; and

  •
  the receipt by us of all documents reasonably requested relating to the consummation of ancillary transactions contemplated by the Novo Asset Purchase Agreement including executed counterparts of documents required to be executed by Novo.

  Termination of the Novo Asset Purchase Agreement

        The Novo Asset Purchase Agreement may be terminated and the transactions contemplated thereby abandoned at any time prior to the closing of the Novo Asset Sale, whether before or after the Novo Asset Purchase Agreement has been approved by our stockholders, as follows:

  •
  by either Novo or us:
  •
  upon mutual written agreement;

  •
  if our stockholders do not approve the Novo Asset Sale;

  •
  if the closing of the Novo Asset Sale shall not have occurred prior to the End Date; other than due to a breach of any representation or warranty of the party seeking termination, or as a result of the failure of such party to comply with its obligations; or

  •
  if there shall be in effect any applicable law that prohibits the closing of the Novo Asset Sale or if the closing of the Novo Asset Sale would violate any non-appealable order.

  •
  by Novo if:
  •
  any of the conditions precedent to the obligations of both parties, or any of the conditions precedent to Novo's obligations to complete the Novo Asset Sale shall become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by Novo; or

  •
  if our Board of Directors effects a Novo Change in Recommendation.

  •
  by us if:
  •
  any of the conditions precedent to the obligations of both parties, or any of the conditions precedent to our obligation to complete the Novo Asset Sale shall become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by us; or

  •
  provided that we comply with the conditions and procedures set forth in the Novo Asset Purchase Agreement with respect to a Superior Acquisition Proposal, immediately prior to our entering into a definitive agreement with a third party with respect to such Superior Acquisition Proposal.

  Termination Fee and Payment of Expenses

        We have agreed to pay Novo the Novo Termination Fee if the Novo Asset Purchase Agreement is terminated under the circumstances set forth below:

  •
  by Novo or us if:
  •
  our stockholders do not approve the Novo Asset Sale and prior to our Special Meeting: (i) an acquisition proposal is publicly announced or is communicated to our Board of Directors, or any person has publicly announced an intention, whether or not conditional, to make an acquisition proposal, and (ii) within 12 months after termination of the Novo Asset Purchase Agreement, we enter into a definitive agreement with respect to an acquisition proposal or an acquisition proposal is otherwise consummated.

  •
  by Novo if:
  •
  our Board of Directors effects a Novo Change in Recommendation.

  •
  by us if:
  •
  we enter into a definitive agreement with a third party with respect to a Superior Acquisition Proposal.

        We have also agreed to reimburse Novo for up to an aggregate of $500,000 of out-of-pocket expenses (including, but not limited to, fees paid to third party advisors) if the Novo Asset Purchase Agreement is terminated: (i) under any circumstance that would trigger the payment of the Novo Termination Fee (such out-of-pocket expenses will be payable by us to Novo in addition to the Novo Termination Fee), or (ii) if our stockholders do not approve the Novo Asset Sale, but without the occurrence of such additional conditions that would trigger our obligation to pay Novo the Novo Termination Fee.

  Non-Survival of Representations, Warranties and Agreements

        From and after the closing of the Novo Asset Sale, we will have no liability to Novo with respect to any inaccuracy or breach of any of the representations or warranties made by us in the Novo Asset Purchase Agreement or any related documents.

  Fees and Expenses

        Except as otherwise specified in the Novo Asset Purchase Agreement, each party will bear any costs and expenses with respect to the transactions contemplated by the Novo Asset Purchase Agreement incurred by it, whether or not such transactions are consummated.

  Amendment and Waiver

        The Novo Asset Purchase Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each of Novo and us, or in the case of a waiver, by the party against whom the waiver is to be effective.

  Confidentiality Agreement

        Effective upon the closing of the Novo Asset Sale and the BGX Asset Sale, we will enter into a three-way post closing Confidentiality Agreement by and among BGX, Novo and us (the "Confidentiality Agreement"). The following is a description of the material obligations of the parties under the Confidentiality Agreement.

        With respect to us, the Confidentiality Agreement governs our obligations to BGX and Novo for confidential information relating to the BGX Purchased Assets and the Novo Purchased Assets.

        With respect to BGX, the Confidentiality Agreement governs: (i) BGX's obligations to Novo for confidential information included in the BGX Purchased Assets that overlaps, is inseparable with, or is the same as the Novo Purchased Assets, and (ii) BGX's obligations to us for confidential information furnished by us to BGX pursuant to the Confidentiality and Non-Disclosure Agreement, dated November 20, 2007, by and between BGX and us.

        With respect to Novo, the Confidentiality Agreement governs: (i) Novo's obligations to BGX for confidential information included in the Novo Purchased Assets that overlaps, is inseparable with, or is the same as the BGX Purchased Assets, and (ii) Novo's obligations to us for confidential information furnished by us to Novo pursuant to the Confidentiality and Non-Disclosure Agreement, dated March 13, 2008, by and between Novo and us.

        The Confidentiality Agreement contains customary exceptions for the disclosure of confidential information. Additionally, Novo and BGX have agreed to provide us, upon 20 days written request, reasonable access to those portions of the books and records and regulatory documentation related to the Excluded Intellectual Property (as defined in each of the BGX Asset Purchase Agreement and Novo Asset Purchase Agreement) subject to certain limitations.

  Novo Sublicense Agreement

        Effective upon the closing of the Novo Asset Sale, we will enter into a sublicense agreement with Novo pursuant to which Novo will grant us a sublicense under several Novo Assumed Contracts that we will assign to Novo pursuant to the Novo Asset Purchase Agreement for applications related to non-GlycoPEGylated glycolipids or oligosaccharides not attached to a peptide or protein (the "Novo Sublicense Agreement"). The Novo Sublicense Agreement will allow us to retain certain rights with respect to the Novo Assumed Contracts that are subject to the Novo Sublicense Agreement.

  Absence of Appraisal Rights

        Under Delaware law, our stockholders are not entitled to appraisal rights for their shares of our common stock in connection with the transactions contemplated by the Novo Asset Purchase Agreement or to any similar rights of dissenters under Delaware law.

Certain Federal and State Income Tax Consequences of the Novo Asset Sale

        We believe that we will not incur any federal or state income taxes as a result of the Novo Asset Sale because our basis in the assets being sold exceeds the sale proceeds that will be received from Novo.

        Novo has informed us that it will not be required to withhold any taxes from the payment of the sale proceeds to us.

Required Vote

        The affirmative vote of the holders of a majority of our common stock issued and outstanding and entitled to vote is required for approval of the Novo Asset Sale.

Regulatory Approvals

        No United States federal or state regulatory requirements must be complied with or approvals obtained as a condition to the Novo Asset Sale.

Interests of Certain Persons in the Asset Sales and the Plan of Liquidation

        For information regarding severance and change of control payments that may be triggered by the Asset Sales and the Plan of Liquidation and potential retention payments, see "Proposal No. 1: Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation."

Recommendation of our Board of Directors

        At a meeting on September 17, 2008, our Board of Directors unanimously: (i) determined that the Novo Asset Sale, and the other transactions contemplated by the Novo Asset Sale, are fair to, advisable and in the best interests of the Company and our stockholders, (ii) adopted the Novo Fairness Opinion of RBC that the consideration to be received by the Company upon the closing of the Novo Asset Sale is fair to the Company from a financial point of view, (iii) approved in all respects, the Novo Asset Sale and the other transactions contemplated by the Novo Asset Sale, and (iv) recommended that our stockholders vote "FOR" the approval of the Novo Asset Purchase Agreement and the Novo Asset Sale.

PROPOSAL NO. 3
APPROVAL OF PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION

General

        We are proposing a Plan of Liquidation for approval by our stockholders at the Special Meeting. The Plan of Liquidation was approved by our Board of Directors on September 17, 2008, subject to stockholder approval. The approval and adoption of the Plan of Liquidation will be contingent upon our stockholders' approval of the Asset Sales and the subsequent consummation of the Asset Sales. A copy of the Plan of Liquidation is attached as Annex C to this Proxy Statement. The material features of the Plan of Liquidation are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan of Liquidation. Stockholders are urged to read the Plan of Liquidation in its entirety. By approving the Plan of Liquidation, stockholders will be approving our dissolution under Section 275 of the Delaware General Corporation Law ("DGCL"), subject to approval by our stockholders of the Asset Sales and the subsequent consummation of the Asset Sales.

Background of the Liquidation

        On December 21, 2007, at a special meeting, our Board of Directors continued to review the work of RBC and the Consulting Firm and our strategic direction in light of the information provided by RBC and the Consulting Firm, respectively. In particular, the Consulting Firm noted recent regulatory actions in the United States and Europe relating to safety concerns about marketed ESAs impacted both the market potential for new ESAs, and the likelihood that a collaborative relationship could be formed for the future development of NE-180 in the near future. On January 22, 2008, at a special meeting, our Board of Directors discussed our sale process and progress with RBC. Our Board of Directors did not make any decisions, but determined to convene in about a week to discuss the status of the NE-180 program. On January 28, 2008, at a special meeting, our Board of Directors formally determined to discontinue the NE-180 development program. We decided to discontinue further development of NE-180 primarily as a result of an evaluation of commercial prospects and the lack of likelihood of entering into a timely collaboration for the compound in the context of increased safety concerns in the category. In connection with the discontinuation of the NE-180 program, we implemented an additional workforce reduction of approximately 35%.

        On February 27, 2008, at a regularly scheduled meeting, our Board of Directors was given an update on our financial position and financing alternatives. In addition, our Board of Directors was advised that on February 19, 2008, the Company received a letter from NASDAQ warning that we faced delisting from NASDAQ for the failure to meet NASDAQ's minimum closing bid price requirement. Our Board of Directors was advised that management continued to seek sources of financing, but that, as of the date of the meeting, was unable to secure a firm commitment. Our Board of Directors determined that our best path was to pursue two parallel processes to sell the Company to BGX and Novo.

        On May 8, 2008, our Board of Directors held a regular meeting at which our Board of Directors discussed the status of the transactions with BGX and Novo and potential post-transaction alternatives. Following a presentation by RBC, our Board reviewed the considerations of maintaining a public shell versus liquidating the Company following consummation of the transactions. Additionally, the Board considered how any assets that were not desired by Novo and BGX might be able to be otherwise monetized.

        On September 10, 2008, our Board of Directors held a special telephonic meeting to discuss the status of the transactions and potential post-transaction alternatives. Management reviewed with our Board of Directors certain liquidated damages provisions in the Registration Rights Agreement entered into in connection with our March 2007 equity financing (the "Registration Rights Agreement"). The Registration Rights Agreement provides holders of shares subject to the Registration Rights Agreement a right to certain liquidated damages from us if, among other things, their shares remain outstanding after we cease to keep effective with the Securities and Exchange Commission (the "SEC") a registration statement which allows such holders to sell such shares. The liquidated damages provisions in the Registration Rights Agreement would not apply if we were sold pursuant to a traditional merger structure in which our shares held by our current stockholders would no longer remain outstanding. However, it is unclear, under the Registration Rights Agreement, whether the liquidated damages provisions of the Registration Rights Agreement would apply in the current asset sale/liquidation transaction structure in which our shares will remain outstanding. We estimated that our potential contingent liquidated damages liability under the Registration Rights Agreement was up to $9,000,000.

        On September 11, 2008, our Board of Directors held a special telephonic meeting to further discuss our options to mitigate the potential liability under the Registration Rights Agreement. In considering the transactions and the post-transaction alternatives, outside counsel advised our Board of Directors to consider the interests of our stockholders as a whole, vis-à-vis our stockholders holding shares subject to the Registration Rights Agreement. Two members of our Board of Directors, Brian H. Dovey and Mark H. Rachesky, M.D., agreed to recuse themselves from participating in Board of Director discussions and from voting on resolutions related to post-transaction alternatives since they represented the interests of organizations owning shares of the Company that are subject to the Registration Rights Agreement. Our Board of Directors requested financial advice from RBC as to the business opportunity alternatives to a liquidation and dissolution.

        On September 15, 2008, our Board of Directors held a special telephonic meeting to further discuss our options to mitigate the potential liability under the Registration Rights Agreement, including, based upon the advice of our outside counsel, seeking a declaratory judgment as to the payment rights owed to the holders of registration rights under the Registration Rights Agreement. Our Board of Directors considered the declaratory judgment option due to the uncertainty of whether the liquidated damages provisions of the Registration Rights Agreement would apply in the current asset sale/liquidation transaction structure.

        RBC made a presentation to our Board of Directors in which it reviewed the pros and cons of holding back cash after consummation of the Asset Sales and pursuing a subsequent merger transaction. RBC indicated that although a liquidated damages obligation would not arise if we pursue a subsequent merger, the advisor fees, time, risk and other strategic and operational issues inherent in pursuing a subsequent merger made this a risky option to pursue. In an executive session of only disinterested directors, our Board of Directors reviewed the pros and cons of holding back cash after consummation of the Asset Sales and pursuing a subsequent merger and compared this option vis-à-vis liquidation and dissolution of the Company following consummation of the Asset Sales. The disinterested members of our Board of Directors determined that following consummation of the transactions, liquidating and dissolving the Company and making a liquidating distribution to our stockholders of the proceeds therefrom after satisfying or reserving cash for payment of all liabilities, would have the highest probability of returning the greatest value to our stockholders, and were advisable and in the best interests of the Company and our stockholders.

        On September 16, 2008, Mark H. Rachesky, M.D. resigned from our Board of Directors.

        On September 17, 2008, our Board of Directors held a special meeting to consider and vote upon resolutions relating to the BGX Asset Sale, the Novo Asset Sale and liquidation and dissolution of the Company following consummation of the Asset Sales. The disinterested directors of our Board of Directors considered the benefits and costs of liquidation and dissolution of the Company following consummation of the Asset Sales, the benefits and costs of seeking a declaratory judgment as to the payment rights owed to the holders of registration rights under the Registration Rights Agreement in the event of a liquidation and dissolution of the Company and the contemporaneous pursuit of a non-judicial compromise or settlement with the holders of such registration rights. The disinterested members of our Board of Directors unanimously voted to approve the liquidation and dissolution of the Company following consummation of the Asset Sales and to seek a declaratory judgment as to the payment rights owed to the holders of registration rights under the Registration Rights Agreement if a non-judicial compromise or settlement with the holders of such registration rights could not be obtained.

        From September 18, 2008 through October 6, 2008, our management team, pursuant to the direction of our Board of Directors, negotiated a settlement with the investors from our March 2007 equity financing of the potential contingent liquidated damages liability related to the Registration Rights Agreement.

        On October 6, 2008, we entered into an amendment to the Registration Rights Agreement with the investors from our March 2007 equity financing. The Amendment reduced the potential maximum payment of liquidated damages by 50% in connection with our liquidation and dissolution following the consummation of the Asset Sales. As of the date of this Proxy Statement, we estimate such contingent liability to be approximately $3,800,000. This amount may be reduced based upon the holdings of investors in our March 2007 equity financing as of the Final Record Date.

Reasons for the Plan of Liquidation

        In considering the Plan of Liquidation, our Board of Directors consulted with RBC regarding the financial aspects of the Plan of Liquidation and with Pepper Hamilton LLP regarding the legal aspects of the Plan of Liquidation. Based on the advice from RBC and Pepper Hamilton, and the factors discussed below, the disinterested members of our Board of Directors (i) determined that the Plan of Liquidation is fair, advisable and in the best interests of the Company and our stockholders, and (ii) approved and adopted the Plan of Liquidation, subject to approval of the Asset Sales by our stockholders and the consummation of the Asset Sales, and recommended that our stockholders vote in favor of the Plan of Liquidation.

        In the course of reaching that determination and recommendation, our Board of Directors considered a number of potentially supportive factors in its deliberations including:

  •
  the distribution of maximum cash to our stockholders in the quickest period of time;

  •
  the ability of our stockholders to apply tax basis to distributions in connection with the liquidation;

  •
  the belief of our Board of Directors that a number of remaining scientific, regulatory, and collaboration management employees that are critical to meeting the performance obligations to BGX and Novo under the existing collaborative agreements would not be interested in continuing employment at the Company due to the lack of funding for future research and development programs;

  •
  the ability to settle contingent liabilities and if such contingent liabilities cannot be settled to the satisfaction of our Board of Directors, the ability to seek confirmation from a court that all liabilities are satisfied prior to liquidation;

  •
  the poor long-term performance of most precedent public shell merger transactions; and

  •
  the reduced cost of implementing the Plan of Liquidation, coupled with the termination of our registration and reporting obligations under the Exchange Act, compared to the cost of operating a scaled down public company or an alternative public shell merger transaction.

        Our Board of Directors also considered a number of potentially countervailing factors in its deliberations concerning the Plan of Liquidation, including:

  •
  the lost opportunity to commercialize our retained technology which is excluded from the Asset Sales; which includes intellectual property related to the exploitation of non-GlycoPEGylated glycolipids or oligosaccharides not attached to a peptide or protein and which will be abandoned upon dissolution if not sold prior thereto;

  •
  the potential contingent liability under the Registration Rights Agreement; and

  •
  the value of the Company's public shell following the Asset Sales.

        The preceding discussion is not meant to be an exhaustive description of the information and factors considered by our Board of Directors, but addresses the material information and factors considered. In view of the wide variety of factors considered in connection with its evaluation of the Plan of Liquidation and the complexity of these matters, our Board of Directors did not quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination. In considering the factors described above, individual members of our Board of Directors may have given different weight to different factors. After taking into account all of the factors set forth above, as well as others, the disinterested members of our Board of Directors agreed that the benefits of the Asset Sales followed by our liquidation and dissolution outweigh the risks.

Liquidating Distributions; Nature; Amount; Timing

  General

        The net proceeds of the Asset Sales and any sale of our remaining assets, together with any other cash held by us, will be distributed pro rata to stockholders, after deduction for expenses and a Contingency Reserve (as defined below), at such times and in such amounts as our Board of Directors shall determine. We intend that any distributions to our stockholders will be in the form of cash. Nevertheless, no distributions will be made until such time as we have determined the amount of the Contingency Reserve, which is not expected to occur until after the closing of the Asset Sales.

        The proportionate interests of all of our stockholders will be fixed on the basis of their respective stock holdings at the close of business on the Final Record Date, and after such date, any distributions made by us will be made solely to stockholders of record on the Final Record Date. Our Board of Directors is, however, currently unable to predict the precise nature, amount or timing of this distribution or any other distributions pursuant to the Plan of Liquidation. The actual nature, amount and timing of all distributions will be determined by our Board of Directors, in its sole discretion, and will depend in part upon our ability to convert our remaining assets into cash and pay and settle our remaining liabilities and obligations.

        If the Asset Sales are consummated, our Board of Directors believes that we will have sufficient assets to pay our current and future obligations and to make distributions to our stockholders, but there can be no assurance to that effect. The amount of the distributions will depend on a number of factors, including, but not limited to, the accounts payable and our other liabilities existing on the date of the approval and adoption of the Plan of Liquidation (including severance payments), our operating expenses that accrue following approval and adoption of the Plan of Liquidation and the amount of any claims that may be asserted against us. The expenses of our operations will include professional fees and other expenses of liquidation and could be substantial. In addition, the actual amount, if any, to be received by stockholders upon dissolution will depend significantly upon contractual liability claims related to our real estate leases and warrants issued in connection with our March 2007 equity financing.

        We lease office space for our corporate headquarters and operations at 102 Rock Road in Horsham, Pennsylvania, consisting of approximately 40,000 square feet. We entered into the lease agreement for the facility in February 2002. The initial term of the lease ends in July 2022. In addition, in January 2007, we entered into a five-year lease agreement for approximately 6,800 square feet of office and warehouse space in Horsham, Pennsylvania. As of March 31, 2009, the anticipated date to vacate our facilities assuming the Asset Sales are consummated and the Plan of Liquidation is implemented, the remaining rental expense under the leases through the end of their respective initial terms is $10,700,000. We have initiated negotiations to terminate the leases with our landlord. We currently do not know the amount of money we will be required to pay if terminations of the leases can be negotiated. If we are unable to negotiate terminations of our leases at acceptable terms, we may seek to sublease our corporate headquarters facility. Any sublease would require landlord consent, which may not be unreasonably withheld, conditioned or delayed pursuant to the lease agreement. We do not know whether we would be successful in identifying a subtenant and negotiating a sublease on acceptable terms, or if successful, how long it would take to complete such a transaction. In this scenario, it is possible for payment of a final liquidating distribution to be significantly delayed, perhaps for years.

        In March 2007, we sold 21.4 million shares of our common stock and warrants to purchase 9.6 million shares of our common stock through a private placement at a price of $2.02 per unit. The warrants have a five-year term and an exercise price of $1.96 per share. The warrants contain a net cash settlement feature, which is available to the warrant holders at their option, in certain change of control circumstances, including upon the consummation of the Asset Sales. Under the net cash settlement feature, each warrant holder has the option to receive, in exchange for each of its warrants, an amount of cash equal to the value of the warrant as of the trading day immediately prior to the closing of the Asset Sales determined in accordance with the Black-Scholes option pricing formula (the "Warrant Value"). This option will be exercisable during the period beginning on the date of the closing of the Asset Sales and ending on the date 30 days thereafter. As of September 30, 2008, the aggregate Warrant Value for all such warrants was approximately $2,500,000. This value is not fixed. The value changes under the Black-Scholes option pricing formula with the volatility of the price of our common stock. It will be fixed on the date that we publicly announce the consummation of the Asset Sales (the "Valuation Date"). The warrant requires use of a 100-day volatility rate to calculate the Warrant Value. We estimate the range of the final aggregate Warrant Value for all warrants will be between $900,000 and $4,600,000. This range is broad due to the broad range of reasonably possible volatility rates during the 100 days prior to the Valuation Date.

        Other factors that may affect the per share distribution amount to stockholders include the actual amount of expenses we incur for such things as legal and accounting fees related to the Asset Sales and the Plan of Liquidation, operating expenses and other liabilities we incur that would reduce the per share distribution amount. Such factors could reduce the estimated distribution amounts and, in particular, could reduce the estimated distribution amount at the low recovery end of the range to zero.

        The Plan of Liquidation is contingent upon the approval and consummation of the Asset Sales.

        In lieu of satisfying all of our liabilities and obligations prior to making any distributions to our stockholders, we may instead reserve assets deemed by management and our Board of Directors to be adequate to provide for such liabilities and obligations.

        Uncertainties as to the precise value of our remaining non-cash assets after the Asset Sales and the ultimate amount of our liabilities make it impracticable to predict the aggregate net value ultimately distributable to stockholders. Claims, liabilities and expenses from operations (including, but not limited to, operating costs such as salaries, directors' fees, income taxes, payroll and local taxes, legal, accounting and miscellaneous office expenses), although currently declining, will continue to be incurred following stockholder approval of the Asset Sales and the approval and adoption of the Plan of Liquidation. These expenses will reduce the amount of assets available for ultimate distribution to stockholders, and, while a precise estimate of those expenses cannot currently be made, management and our Board of Directors believe that available cash will be adequate to provide for our obligations, liabilities, expenses and claims (including contingent liabilities). However, no assurances can be given that available cash and amounts received on the Asset Sales and the sale of our remaining assets will be adequate to provide for our obligations, liabilities, expenses and claims and to make cash distributions to stockholders. If such available cash and amounts received on the Asset Sales and the sale of our remaining assets are not adequate to provide for our obligations, liabilities, expenses and claims, distributions of cash to our stockholders will be reduced and could be eliminated.

        We anticipate that, following the closing of the Asset Sales, our principal activities would be winding down our business. In that regard, we anticipate terminating the employment of substantially all of our employees approximately 30 days following the closing of the Asset Sales. On or before March 31, 2009, we intend to vacate our facilities and, if necessary, rent limited office space on a short-term basis.

  Estimated Distribution to Stockholders

        The following table shows management's estimate of cash proceeds and outlays and of our ultimate distribution to stockholders as of the date of this Proxy Statement. Our independent auditors have not performed any procedures with respect to the information in the following table and, accordingly, do not express any form of assurance on that information. The following estimates are not guarantees and they do not reflect the total range of possible outcomes. The table assumes that we will complete the proposed Asset Sales by December 31, 2008, and that we will complete our liquidation and dissolution by September 30, 2009. Our current intention is to file the certificate of dissolution soon after the completion of the Asset Sales, but in no event earlier than 30 days after the closing of the Asset Sales. The table assumes that any distribution to stockholders would be made shortly after the completion of the Asset Sales. We anticipate that an initial distribution of liquidation proceeds, if any, will be made to our stockholders no earlier than 30 days after the closing of the Asset Sales. To the extent the closing of the Asset Sales is delayed beyond December 31, 2008, we anticipate incurring additional operating expenses of approximately $700,000 per month.

        The estimated distributions to stockholders shown in the table below vary greatly depending on the assumptions made regarding liability related to the contractual liability claims related to our real estate leases and warrants issued in connection with our March 2007 equity financing. The amount, if any, that we will ultimately distribute to stockholders following liquidation, is heavily dependent on such contractual liability.

        The following table is not a guarantee of the final result of the potential contractual liabilities referenced above, but rather, merely presents possible outcomes in the amount to be distributed to our stockholders depending on certain possible outcomes related to such contractual liabilities.

	Low Recovery Range	Mid Recovery Range	High Recovery Range
	Dollars and Shares in thousands, except per share amounts (dollars rounded to the nearest hundred thousand)
Cash Balance at June 30, 2008	$11,400	$11,400	$11,400
July 1, 2008 through December 31, 2008:
Salaries, directors' fees and related benefits(1)	(2,500)	(2,500)	(2,500)
Other operating expenses and capital expenditures(2)	(4,000)	(4,000)	(4,000)
Research and development funding from BGX and Novo(3)	2,100	2,100	2,100
Collection of accounts receivable as of June 30, 2008(4)	1,700	1,700	1,700
Payments of accounts payable and accruals as of June 30, 2008(5)	(3,000)	(3,000)	(3,000)
Scheduled repayment of debt	(300)	(300)	(300)
Proceeds from Asset Sales(6)	43,000	43,000	43,000
Asset Sales transaction-related expenses:
Financial advisory fees	(1,600)	(1,600)	(1,600)
Legal and other professional fees	(1,300)	(1,300)	(1,300)
Insurance payments(7)	(600)	(600)	(600)
Other	(1,100)	(900)	(700)
January 1, 2009 through January 31, 2009:
Salaries, directors' fees and related benefits(8)	(300)	(300)	(300)
Other operating expenses(9)	(300)	(300)	(300)
Payment of 2008 bonuses(10)	(1,100)	(700)	(300)
Payments of all remaining debt	(200)	(200)	(200)
Severance costs(11)	(5,600)	(5,600)	(5,600)
Excise tax gross-up costs related to severance(12)	(800)	(400)	—
Costs to terminate various agreements	(400)	(400)	(400)
February 1, 2009 through September 30, 2009:
Salaries, directors' fees and related benefits(13)	(100)	(100)	(100)
Other operating expenses(13)	(600)	(600)	(600)
Payments due investors participating in March 2007 equity financing(14)	(3,800)	(3,800)	(3,800)

Subtotal	30,600	31,600	32,600
Facility leases termination costs(15)	(10,700)	(5,500)	(1,000)
Cash settlement value of warrants issued in March 2007 equity financing(16)	(2,500)	(3,300)	(4,000)

Estimated cash to distribute to stockholders	$17,400	$22,800	$27,600

Shares outstanding at June 30, 2008	54,468	54,468	54,468
Shares issued to settle restricted stock unit awards(17)	34	34	34

Assumed shares outstanding at September 30, 2009	54,502	54,502	54,502

Estimated per-share distribution	$0.32	$0.42	$0.51

(1)
Estimated salaries and related benefits for all employees, and directors' fees for the six months ended December 31, 2008. This amount includes payments of $200,000 of retention bonuses in

  November 2008 to all employees below the level of vice president. These retention bonus awards were offered to those employees in January 2008, following a restructuring of operations.

(2)
Includes gross operating expenses of $3,800,000 and capital expenditures of $200,000. Operating expenses consist primarily of $1,500,000 of purchased materials billed to BGX and Novo; $800,000 of facility-related expenses; $200,000 of laboratory supplies, equipment maintenance, outside services, and research consulting fees; $400,000 of legal and accounting fees; $200,000 of research provided to us by third parties; $200,000 of intellectual property legal fees; and $500,000 of administrative consulting, insurance, and other expenses.

(3)
Includes research and development funding from BioGeneriX of $1,600,000, substantially all of which relates to reimbursement for third-party expenses incurred by us. Also includes research and development funding of $500,000 from Novo, substantially all of which relates to the billing of our personnel conducting research for the Novo collaboration on a full-time equivalent basis.

(4)
Collection of all accounts receivable balances as of June 30, 2008 from BGX ($1,400,000) and Novo ($300,000).

(5)
Payment of $900,000 of accounts payable as of June 30, 2008. Also includes payment of $2,100,000 of accrued expenses as of June 30, 2008, of which approximately $1,100,000 was for professional fees and $900,000 was for the close out of clinical trials and contract research and development services.

(6)
Assumes no claims by BGX or Novo against us for any breach of or indemnification under the Asset Purchase Agreements.

(7)
Estimated cash use for purchase of various insurance coverage, including a clinical trial liability insurance tail in which BGX and Novo will be named as additional insured, representation and warranty insurance purchased by us on behalf of BGX, and a directors and officers liability insurance policy covering six years from the date of the filing of the certificate of dissolution with the Secretary of State of the State of Delaware.

(8)
Estimated salaries and related benefits for all employees, and directors' fees, for 30 days following the closing of the Asset Sales.

(9)
Estimated operating expenses for the 30 days following the closing of the Asset Sales consist primarily of $100,000 of facility and laboratory expenses, $100,000 of fees paid in connection with decommissioning the facilities and $100,000 of administrative and other expenses.

(10)
Estimated cash payments of 2008 bonuses, of which $300,000 has been guaranteed to certain employees below the level of vice president if the employment of those individuals is terminated prior to the awarding of 2008 bonuses by the Compensation Committee of the Board of Directors, and $800,000 is the 2008 target bonus amount that may be awarded by the Compensation Committee to all other employees, including executive officers. The low recovery range column assumes the payment of 100% of the 2008 target bonuses, the mid recovery range column assumes the payment of 50% of the 2008 target bonuses, and the high recovery range column assumes the payment of no 2008 target bonuses for all other employees, including executive officers.

(11)
Estimated cash use for severance payments to all employees, including the Current Executive Officers. See "Proposal No. 1—Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation" for additional information regarding the agreements related to severance payments to the Current Executive Officers. The severance costs shown in the table includes $4,100,000 to be paid to the Current Executive Officers, $1,300,000 to be paid to non-executive officers and $200,000 of associated payroll taxes.

(12)
In the event the severance payments to Dr. Vergis and Ms. Mulligan would result in the imposition of a parachute excise tax under the Code, we would insulate each of them for the effect of the excise tax. The low recovery range column assumes $600,000 and $200,000 would be paid to Dr. Vergis and Ms. Mulligan, respectively, for this excise tax, the mid recovery range column assumes $300,000 and $100,000 would be paid to Dr. Vergis and Ms. Mulligan, respectively, for this excise tax, and the high recovery range column assumes no payment would be made. We believe, based upon an ongoing study of the valuation of the non-compete provision in Dr. Vergis' and Ms. Mulligan's employment agreements, that there will be no imposition of a parachute excise tax and, therefore, no additional payments to Dr. Vergis and Ms. Mulligan.

(13)
Estimated salaries and related benefits for three employees for February through March 2009 and directors' fees until the completion of the dissolution and liquidation of the Company, anticipated by the third quarter of 2009. Estimated other operating expenses includes facilities expenses, including decommissioning and exit costs, of $400,000, and $200,000 of professional fees and consulting expenses, including any costs incurred if we are able to enter into a consulting agreement with Mr. Davis.

(14)
Estimated liquidated damages payments to investors that participated in our March 2007 equity financing in connection with our dissolution and liquidation and the related deregistration of our common stock under the Exchange Act. Given the possibility of receiving the liquidated damages payments, we have assumed that none of the investors holding shares purchased in the March 2007 equity financing will decide to sell the shares prior to receiving the liquidated damages payment. To the extent any such shares are sold, the aggregate amount of liquidated damages payable by us will be less than $3,800,000.

(15)
The amounts in the table assume we will successfully negotiate termination of our facility leases. We have initiated negotiations to terminate the leases with our landlord. We currently do not know the amount of money we will be required to pay if terminations of the leases can be negotiated. Various estimates of the remaining rental expense under the leases have been factored into the estimated aggregate distribution per share of our common stock. As of March 31, 2009, the anticipated date to vacate our facilities, the remaining rental expense under the leases through the end of their respective initial terms is $10,700,000, which is included in the low recovery range column. The mid recovery range column assumes that we will pay 50% of the remaining lease payments for our corporate headquarters and operations and 100% of the remaining lease payments for our office and warehouse space. The high recovery range column assumes that we will pay one year's lease payments for our corporate headquarters and operations and 100% of the remaining lease payments for our office and warehouse space.

If we are unable to negotiate terminations of our leases at acceptable terms, we may seek to sublease our corporate headquarters facility. Any sublease would require landlord consent, which may not be unreasonably withheld, conditioned or delayed pursuant to the lease agreement. We do not know whether we would be successful in identifying a subtenant and negotiating a sublease on acceptable terms, or if successful, how long it would take to complete such a transaction. In this scenario, it is possible for payment of a final liquidating distribution to be significantly delayed, perhaps for years.

(16)
Each warrant holder participating in the March 2007 equity financing has the option to receive, in exchange for each of its warrants, an amount of cash equal to the Warrant Value. The value changes under the Black-Scholes option pricing formula with the volatility of the price of our common stock. The warrant requires use of a 100-day volatility rate to calculate the Warrant Value. The amounts included in the above table assume a 186.95% volatility rate, which was the 100-day volatility rate as of September 30, 2008. The low recovery range column assumes a stock price of $0.32 per share. The mid recovery range column assumes a stock price of $0.42 per share. The high recovery range column assumes a stock price of $0.51 per share.

At the time of valuing the warrants, the volatility estimate may be considerably lower or higher than the volatility as of September 30, 2008. The following shows the range of the Warrant Values with different volatility rates and stock prices:

	Low Recovery Range	Mid Recovery Range	High Recovery Range
	Dollars in thousands except per share amount (dollars rounded to the nearest hundred thousand),
Estimated stock price	$0.32	$0.42	$0.51
100-day Volatility Rate:
100%	$(900)	$(1,400)	$(1,800)
186.95% (rate as of September 30, 2008)	$(2,500)	$(3,300)	$(4,000)
250%	$(2,900)	$(3,800)	$(4,600)
(17)
Includes 5,738 shares of common stock issued to a former member of our Board of Directors to settle an outstanding restricted stock unit award following cessation of his service to our Board of Directors. Assumes issuance of 27,870 shares of common stock to current members of our Board of Directors to settle outstanding restricted stock units immediately following the consummation of the Asset Sales.

        Other than as shown in the table above, we do not expect to receive any material amounts in connection with the disposal of any remaining assets after the Asset Sales. Our only remaining assets will be cash, cash equivalents and investments, accounts receivable, potential tax refunds, property, plant and equipment, our real estate leases and certain other assets, including intellectual property related to the exploitation of non-GlycoPEGylated glycolipids or oligosaccharides not attached to a peptide or protein.

Plan of Liquidation Expenses and Indemnification

        In addition, in connection with and for the purpose of implementing and assuring completion of the Plan of Liquidation, we may, in the absolute discretion of our Board of Directors, pay any brokerage, agency, legal and other fees and expenses of persons rendering services to us in connection with the collection, sale, exchange or other disposition of our property and assets and the implementation of the Plan of Liquidation, including, but not limited to, the payment of retainer fees to any such persons.

        We will continue to indemnify our officers, directors, employees and agents in accordance with our Fourth Amended and Restated Certificate of Incorporation, as amended, our Second Amended and Restated Bylaws and any contractual arrangements for actions taken in connection with the Plan of Liquidation and the winding up of the affairs of the Company. Our Board of Directors, in its absolute discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover any such obligations. Immediately prior to the completion of the distribution or liquidation of all of our assets in the winding up of our affairs (the "Effective Time"), we will obtain and fully pay for insurance policies that provide coverage for events occurring on or before the Effective Time with a claims period of six years from and after the Effective Time from insurance carriers with the same or better credit ratings as our current insurance carriers with respect to directors' and officers' liability insurance with benefits and levels of coverage that are no less favorable than those on our existing policies.

Interests of Certain Persons in the Asset Sales and the Plan of Liquidation

        For information regarding severance and change of control payments that would be triggered by the Asset Sales and the Plan of Liquidation and potential retention payments, see "Proposal No. 1:

Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation."

Principal Provisions of the Plan of Liquidation

        Once the Plan of Liquidation is effective, the steps below will be completed at such times as our Board of Directors, in its absolute discretion, deems necessary, appropriate or advisable.

        A certificate of dissolution will be filed with the State of Delaware pursuant to Section 275 of the DGCL. Our dissolution will become effective, in accordance with Section 275 of the DGCL, upon proper filing of the certificate of dissolution with the Secretary of State of Delaware (the "Dissolution Date"). Pursuant to the DGCL, we will continue to exist for three years after the Dissolution Date or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against us, and enabling us to settle and close our business, to dispose of and convey our property, to discharge our liabilities and to distribute to our stockholders any remaining assets, but not for the purpose of continuing the business for which we were organized. Moreover, we will continue after such period for the purpose of pending legal actions.

        From and after the Dissolution Date, we will not engage in any business activities except to the extent necessary to preserve the value of our assets, wind up our business and affairs, and distribute our assets in accordance with the Plan of Liquidation and pursuant to Section 278 of the DGCL.

        Our officers will negotiate and consummate the sales of all of our remaining assets and properties insofar as our Board of Directors deems such sales necessary, appropriate or advisable. It is not anticipated that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by our Board of Directors.

        The Plan of Liquidation provides that our Board of Directors will liquidate our assets in accordance with any applicable provision of the DGCL, including Sections 280 or 281. Without limiting the flexibility of our Board of Directors, our Board of Directors may, at its option, cause us to follow the procedures set forth in Sections 280 and 281(a) of the DGCL which provide for us to: (i) give notice of the dissolution to all persons having a claim against us and publish such notice, (ii) offer to any claimant on a contract whose claim is contingent, conditional or unmatured security in an amount sufficient to provide compensation to the claimant if the claim matures, and petition the Delaware Court of Chancery to determine the amount and form of security sufficient to provide compensation to any such claimant who rejects such offer in accordance with Section 280 of the DGCL, (iii) petition the Delaware Court of Chancery to determine the amount and form of security which would be reasonably likely to be sufficient to provide compensation for (A) claims that are the subject of pending litigation against us and not barred under Section 280, (B) claims of contingent creditors who have rejected our offer of security, and (C) claims that have not been made known to us at the time of dissolution, but that, based on facts known to us, are likely to arise or become known within five years (or longer, but no more than 10 years, in the discretion of the Delaware Court of Chancery), (iv) pay all claims made against us and not rejected, (v) post all security offered and not rejected and all security ordered by the Delaware Court of Chancery in accordance with Section 280 of the DGCL, and (vi) pay or make provision for all other claims that are mature, known and uncontested or finally determined to be owing. In connection with any such proceedings, the Court may appoint a guardian to protect the interests of unknown future claimants.

        Notwithstanding the foregoing, we will not be required to follow the procedures described in Section 280 of the DGCL, and the adoption of the Plan of Liquidation by our stockholders will constitute full and complete authority for our Board of Directors and the officers of the Company, without further stockholder action, to proceed with our dissolution and liquidation in accordance with Section 281(b) of the DGCL, which requires the adoption of a plan of distribution pursuant to which the dissolved corporation is to pay or make reasonable provision for all claims and obligations known to the corporation, make such provision as is reasonably likely to compensate any claim against the corporation that is the subject of a pending action, and make such provision as is reasonably likely to compensate certain potential future claimants. If there are insufficient assets, the plan must provide for payment according to priority, and pro rata distribution to creditors of equal priority. Any remaining assets may be distributed to stockholders.

        We may, from time to time, make liquidating distributions of our remaining funds and unsold assets, if any, in cash or in kind, to the holders of record of shares of our common stock at the close of business on the Dissolution Date. Such liquidating distributions, if any, will be made to the holders of shares of our common stock on a pro rata basis; all determinations as to the time for and the amount and kind of distributions will be made by our Board of Directors, in its absolute discretion. No assurances can be given that available cash and amounts received on the sale of assets will be adequate to provide for our obligations, liabilities, expenses and claims, and to make any cash distributions to our stockholders.

        We will close our stock transfer books and discontinue recording transfers of shares of our common stock on the Dissolution Date, at which time our capital stock and stock certificates evidencing shares of our common stock will not be assignable or transferable on our books.

Sales of the Company's Assets

        The Plan of Liquidation gives our Board of Directors the authority to sell all or substantially all our remaining assets following our dissolution. Assuming that the Asset Sales are consummated, our only remaining assets will be cash, cash equivalents and investments, accounts receivable, potential tax refunds, property, plant and equipment, our real estate leases and certain other assets, including, but not limited to, intellectual property related to the exploitation of non-GlycoPEGylated glycolipids or oligosaccharides not attached to a peptide or protein. We will have no material business or operations after the Asset Sales, and will have retained only those certain officers required to maintain our corporate existence. We do not intend to invest in another operating business.

        From and after the Dissolution Date, sales of our remaining assets will be made on such terms as are approved by our Board of Directors and may be conducted by competitive bidding or privately negotiated sales. The prices at which we will be able to sell our remaining various assets will depend largely on factors beyond our control, including, but not limited to, the compatibility of our intellectual property rights with the most likely purchasers of such rights, the extent to which such intellectual property rights are viewed as valuable by such companies and the condition of financial markets and the availability of financing to prospective purchasers of assets. In addition, we may not obtain as high a price for our remaining assets as we might secure if we were not in liquidation.

Conduct of the Company Following Adoption of the Plan of Liquidation

        Assuming that the Plan of Liquidation is approved and adopted, subject to our stockholders' approval of the Asset Sales and the subsequent consummation of the Asset Sales, we intend to continue the process of scaling back our operations and winding up our affairs.

        Following the Dissolution Date, our activities will be limited to winding up our affairs, taking such action as may be necessary to preserve the value of our assets and distributing our assets in accordance with the Plan of Liquidation. We will seek to distribute or liquidate all of our assets in such manner and upon such terms as our Board of Directors determines to be in the best interests of the Company and our stockholders.

        Pursuant to the Plan of Liquidation, we will continue to indemnify our officers, directors, employees and agents in accordance with our Fourth Amended and Restated Certificate of Incorporation, as amended, our Second Amended and Restated Bylaws and any contractual arrangements for actions taken in connection with the Plan of Liquidation and the winding up of our affairs. Our Board of Directors, in its absolute discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover our indemnification obligations under the Plan of Liquidation. Upon the Effective Time, we will obtain and fully pay for insurance policies that provide coverage for events occurring on or before the Effective Time with a claims period of six years from and after the Effective Time from insurance carriers with the same or better credit ratings as our current insurance carriers with respect to directors' and officers' liability insurance with benefits and levels of coverage that are no less favorable than those on our existing policies.

Contingent Liabilities; Contingency Reserve

        Under the DGCL, we are required, in connection with our dissolution, to pay or provide for payment of all of our liabilities and obligations. Following the Dissolution Date, we will pay, to the extent of our funds and assets available, all expenses and fixed and other known liabilities, or set aside as a contingency reserve, assets which we believe to be adequate for payment thereof (the "Contingency Reserve").

        We are currently unable to estimate with precision the amount of any Contingency Reserve which may be required, but any such amount will be deducted before the determination of amounts available for distribution to stockholders. In addition, the estimated amount of any Contingency Reserve will be based substantially on the value assigned to contractual liability claims related to our real estate leases and warrants issued in connection with our March 2007 equity financing.

        The actual amount of any Contingency Reserve will be based upon estimates and opinions of management and our Board of Directors and derived from review of our estimated operating expenses, including, but not limited to, anticipated compensation payments, estimated legal and accounting fees, rent, payroll and other taxes payable, miscellaneous office expenses, other expenses accrued in our financial statements, contractual liability claims related to our real estate leases and warrants issued in connection with our March 2007 equity financing. There can be no assurance that the Contingency Reserve in fact will be sufficient. After the liabilities, expenses and obligations for which the Contingency Reserve had been established have been satisfied in full, we will distribute to our stockholders any remaining portion of the Contingency Reserve. The remaining portion of the Contingency Reserve will be paid to the holders of shares of our common stock on a pro rata basis.

Abandonment and Amendment

        Under the Plan of Liquidation, our Board of Directors may modify, amend or abandon the Plan of Liquidation, notwithstanding stockholder approval, to the extent permitted by the DGCL. We will not amend or modify the Plan of Liquidation under circumstances that would require additional stockholder solicitations under the DGCL or the federal securities laws without complying with the DGCL or the federal securities laws, as applicable. We have no present plan or intention to modify, amend or abandon the Plan of Liquidation.

Listing and Trading of our Common Stock

        We currently intend to close our stock transfer books on the Dissolution Date and at such time cease recording stock transfers and issuing stock certificates (other than replacement certificates). Accordingly, it is expected that trading in shares of our common stock will cease on and after such date.

        Our common stock is currently traded on NASDAQ under the symbol "NTEC." On August 20, 2008, we received a letter from NASDAQ indicating that we failed to regain compliance with NASDAQ's minimum bid price requirement and that our common stock would be delisted from NASDAQ's Global Market on August 29, 2008. We previously announced on August 21, 2008, that we were appealing the NASDAQ determination and that an appeal hearing was scheduled for October 16, 2008. On October 7, 2008, we received an additional letter from NASDAQ indicating that the announcement of the Asset Sales and the Plan of Liquidation, constituted an additional basis for the delisting our common stock. Following an evaluation of our ability to regain compliance with NASDAQ listing requirements in light of the Asset Sales and the Plan of Liquidation, we advised NASDAQ on October 14, 2008 that we were withdrawing our appeal. On October 16, 2008, we received a notice from NASDAQ stating that our common stock will be delisted from NASDAQ effective at the open of business on October 20, 2008. We have been advised by the Pink Sheets that we will be eligible for trading on the Pink Sheets contemporaneously with the delisting of our common stock from NASDAQ. We are also in discussions with market makers to quote our common stock on the OTC BB. Our common stock will not be eligible for trading on the OTC BB until at least one market maker quotes our common stock.

Regulatory Approvals

        No United States federal or state regulatory requirements must be complied with or approvals obtained in connection with the dissolution.

Absence of Appraisal Rights

        Under Delaware law, our stockholders are not entitled to appraisal rights for their shares of our common stock in connection with the transactions contemplated by the Plan of Liquidation or to any similar rights of dissenters under Delaware law.

Certain U.S. Federal Income Tax Consequences of the Plan of Liquidation or the Receipt of Non-liquidating Distributions

        The following discussion is a general summary of the material U.S. Federal income tax consequences of the Plan of Liquidation or the receipt of non-liquidating distributions to us and our stockholders, but does not purport to be a complete analysis of all the potential tax effects. EACH STOCKHOLDER IS ADVISED TO CONSULT HIS, HER OR ITS TAX ADVISOR FOR ACTUAL TAX CONSEQUENCES TO HIM, HER OR IT OF THE PLAN OF LIQUIDATION OR THE RECEIPT OF NON-LIQUIDATING DISTRIBUTIONS. The discussion addresses neither the tax consequences that may be relevant to particular categories of investors subject to special treatment under certain federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt organizations, and foreign individuals and entities) nor any tax consequences arising under the laws of any state, local or foreign jurisdiction. The discussion is based upon the Code, Treasury Regulations, the IRS rulings and judicial decisions now in effect, all of which are subject to change at any time; any such changes may be applied retroactively. The following discussion has no binding effect on the IRS or the courts. Distributions may occur at various times and in more than one tax year, and it is possible that no distribution will be made. No assurances can be given that the tax treatment described herein will remain unchanged at the time of such distributions. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Plan of Liquidation or the receipt of non-liquidating distributions, and we will not seek an opinion of counsel with respect to the anticipated tax treatment. The failure to obtain a ruling from the IRS or an opinion of counsel results in less certainty that the anticipated tax treatment summarized herein will be obtained. If any of the conclusions stated herein proves to be incorrect, the result could be increased taxation at the Company and/or stockholder level, thus reducing the benefit to our stockholders and us from the liquidation or from non-liquidating distributions.

         Consequences to us of the Plan of Liquidation.    After the approval of the Plan of Liquidation and until the liquidation is complete, we will continue to be subject to tax on our taxable income. We will generally recognize income, gain or loss on sales of our property or collection of claims pursuant to the Plan of Liquidation. Upon any distribution of property to our stockholders, we will generally recognize gain or loss as if such property was being sold to our stockholders at its fair market value.

         Consequences to our stockholders of the Plan of Liquidation.    As a result of our liquidation, a stockholder generally will recognize gain or loss equal to the difference between (i) the sum of the amount of cash and the fair market value of any property distributed to such stockholder, if any, less any known liabilities assumed by the stockholder or to which the distributed property is subject, and (ii) such stockholder's tax basis for his, her or its shares of our common stock. A stockholder's tax basis in his or her shares will depend upon various factors, including, but not limited to, the stockholder's cost and the amount and nature of any distributions received with respect thereto. A stockholder's gain or loss will be computed on a "per share" basis. We expect to make more than one liquidating distribution to our stockholders, each of which will be allocated proportionately to each share of our common stock owned by a stockholder. The value of each liquidating distribution will be applied against and reduce a stockholder's tax basis in his or her shares of our common stock. Gain will be recognized by reason of a liquidating distribution only to the extent that the aggregate value of such distributions received by a stockholder with respect to a share exceeds his, her or its tax basis for that share. Any loss will generally be recognized only when the final distribution from us has been received and then only if the aggregate value of the liquidating distributions with respect to a share is less than the stockholder's tax basis for that share. If a stockholder is required to return any distribution, any payments by a stockholder in satisfaction of any liability not covered by the Contingency Reserve, which is described in greater detail elsewhere in this Proxy Statement, generally would produce a loss in the year paid, which loss could fail to cause a reduction in taxes payable in an amount equal to the amount of the taxes paid on amounts previously distributed. Gain or loss recognized by a stockholder will generally be treated as capital gain or loss provided the shares are held as capital assets. Such gain or loss will be subject to tax at the short-term or long-term capital gain tax rate, depending on the period for which such shares are held by the stockholder. Long-term capital gain of non-corporate taxpayers may be subject to more favorable tax rates than ordinary income or short-term capital gain. The deductibility of capital losses is subject to various limitations. We will provide our stockholders and the IRS with a statement each year of the amount of cash and the fair market value of any property distributed to the stockholders during that year, at such time and in such manner as required by the Treasury Regulations.

         Consequences of Non-Liquidating Distributions.    If the Plan of Liquidation is not approved and we make a non-liquidating distribution to our stockholders, the amount they receive will be treated as a dividend to the extent of the stockholder's share of our current and accumulated earnings and profits, if any, as determined under federal income tax principles. Such a dividend would be includible in the stockholder's gross income and no current loss would be recognized. Currently, dividends are taxable at a maximum rate for individual stockholders of 15% if certain holding period and other requirements are met. As of the date of this Proxy Statement, we have no accumulated earnings and profits, and we do not expect to have any current earnings and profits. To the extent that the amount received by a stockholder exceeds the stockholder's share of our current and accumulated earnings and profits, the excess first will be treated as a tax-free return of capital to the extent, generally, of the stockholder's tax basis in its shares of our common stock and any remainder will be treated as capital gain from the sale of shares of our common stock.

        To the extent that a corporate stockholder is treated as receiving a dividend, as described above, it may be eligible for a dividends received deduction (subject to applicable limitations). In addition, any amount received by a corporate stockholder that is treated as a dividend may constitute an "extraordinary dividend" under Section 1059 of the Code, thereby resulting in a reduction of tax basis or possible gain recognition in an amount equal to the non-taxed portion of the dividend. Corporate stockholders should consult their own tax advisors as to the application of Section 1059 of the Code to the tax consequences of a dividend.

         Back-Up Withholding.    Unless a stockholder complies with certain reporting and/or Form W-9 certification procedures or is an exempt recipient under applicable provisions of the Code and Treasury Regulations, he, she or it may be subject to back-up withholding tax with respect to any payments received pursuant to the Plan of Liquidation or from the non-liquidating distributions. The back-up withholding tax is currently imposed at a rate of 28%. Back-up withholding generally will not apply to payments made to some exempt recipients such as a corporation or financial institution or to a stockholder who furnishes a correct taxpayer identification number or provides a certificate of foreign status and provides certain other required information. If back-up withholding applies, the amount withheld is not an additional tax, but is credited against the stockholder's U.S. federal income tax liability.

         Taxation of Non-United States Stockholders.    Foreign corporations or persons who are not citizens or residents of the United States should consult their tax advisors with respect to the U.S. and non-U.S. tax consequences of the Plan of Liquidation or the receipt of non-liquidating distributions.

         State and Local Income Tax Consequences.    Stockholders may also be subject to liability for state and local taxes with respect to the receipt of liquidating or non-liquidating distributions. State and local tax laws may differ in various respects from federal income tax law. Stockholders should consult their tax advisors with respect to the state and local tax consequences of the Plan of Liquidation or the receipt of non-liquidating distributions.

        The foregoing summary of certain income tax consequences is included for general information only and does not constitute legal advice to any stockholder. The tax consequences of the Plan of Liquidation or the receipt of non-liquidating distributions may vary depending upon the particular circumstances of the stockholder. We recommend that each stockholder consult his, her or its own tax advisor regarding the tax consequences of the Plan of Liquidation or the receipt of non-liquidating distributions.

Required Vote

        The affirmative vote of the holders of a majority of the outstanding common stock entitled to vote is required for approval of the proposed Plan of Liquidation.

Recommendation of our Board of Directors

        One member of our Board of Directors abstained from voting on the Plan of Liquidation, due to his affiliation with an organization owning shares of the Company that are subject to the Registration Rights Agreement that we entered into in connection with our March 2007 equity financing. Other than the abstaining member, at a meeting on September 17, 2008, each member of our Board of Directors: (i) determined that the Liquidation, and the other transactions contemplated thereby, are fair to, advisable and in the best interests of the Company and our stockholders, (ii) subject to the approval of the Asset Sales by the Company's stockholders and the subsequent consummation of the Asset Sales, approved in all respects the Plan of Liquidation and the other transactions contemplated thereby, and (iii) recommended that our stockholders vote "FOR" the approval and adoption of the Plan of Liquidation.

 MARKET PRICE OF OUR COMMON STOCK

        Our common stock is currently listed on the Global Market of The NASDAQ Stock Market LLC under the symbol "NTEC." We commenced trading on NASDAQ on February 15, 1996. On October 16, 2008, we received a notice from NASDAQ stating that our common stock will be delisted from NASDAQ effective at the open of business on October 20, 2008. We have been advised by the Pink Sheets that we will be eligible for trading on the Pink Sheets contemporaneously with the delisting of our common stock from NASDAQ. We are also in discussions with market makers to quote our common stock on the OTC BB. Our common stock will not be eligible for trading on the OTC BB until at least one market maker quotes our common stock. The following table sets forth the high and low sale prices of our common stock for the periods indicated.

	Common Stock Price
	High	Low
Year Ended December 31, 2006
First Quarter	$3.95	$1.85
Second Quarter	4.18	2.18
Third Quarter	4.34	1.90
Fourth Quarter	2.89	1.78
Year Ended December 31, 2007
First Quarter	$2.73	$1.56
Second Quarter	3.00	1.95
Third Quarter	2.54	1.40
Fourth Quarter	1.70	0.78
Year Ended December 31, 2008
First Quarter	$1.04	$0.25
Second Quarter	0.75	0.26
Third Quarter	0.64	0.10
Fourth Quarter (Through October 15, 2008)	0.34	0.30

        The closing sale price of a share of our common stock on the NASDAQ on September 17, 2008, which was the last trading day before we announced the Asset Sales, was $0.23. On October 15, 2008, the closing price of a share of our common stock on NASDAQ was $0.33. You are encouraged to obtain current market quotations for the common stock in connection with voting your shares.

        As of October 15, 2008, there were 148 registered holders of our common stock.

        We have not paid any cash dividends on our common stock. In accordance with the Plan of Liquidation, it is anticipated that, if the Plan of Liquidation is approved by our stockholders, we will, to the extent permitted by law, make one or more liquidating distributions to our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows information known to us about beneficial ownership (as defined under the regulations of the SEC) of our common stock by:

  •
  Each person we know to be the beneficial owner of at least five percent of our common stock;

  •
  Each current director;

  •
  Each person that was one of our five most highly compensated individuals in 2007; and

  •
  All current directors and executive officers as a group.

        Unless otherwise indicated, the information is as of October 13, 2008.

        On October 13, 2008, there were 54,473,919 shares of our common stock outstanding. To calculate a stockholder's percentage of beneficial ownership, we include in the numerator and denominator those shares underlying common stock derivatives, such as options, warrants and RSUs, that a person has the right to acquire within 60 days after October 13, 2008. Common stock derivatives held by other stockholders are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ. Unless we have indicated otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person's name.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Shares Outstanding
Tang Capital Partners, LP(1) 4401 Eastgate Mall San Diego, CA 92121	10,776,301	19.8%
Barclays PLC(2) 1 Churchill Place London X0 E14 5HP England	5,657,407	10.4%
Mark H. Rachesky, M.D.(3) 40 West 57th Street 24th Floor New York, NY 10019	4,760,953	8.5%
Potomac Capital Management LLC(4) 825 Third Avenue, 33rd Floor New York, NY 10022	3,756,236	6.9%
Goldman Sachs Group, Inc.(5) 85 Broad St. New York, NY 10004	3,488,323	6.4%
Kopp Investment Advisors, LLC(6) 7701 France Avenue South Suite 500 Edina, MN 55435	3,461,129	6.4%
Felix J. Baker and Julian C. Baker(7) 667 Madison Avenue New York, NY 10021	3,015,292	5.5%
Directors and Named Executive Officers
Brian H. Dovey(8)	4,613,891	8.3%
George J. Vergis, Ph.D.(9)	741,735	1.3%
A. Brian Davis(9)	249,705	*
L. Patrick Gage, Ph.D.(9)	174,347	*
Valerie M. Mulligan(9)	152,689	*
Douglas J. MacMaster, Jr.(9)	147,386	*
William F. Hamilton(9)	136,723	*
Bruce A. Wallin, M.D.(9)	77,500	*
H. Stewart Parker(9)	52,869	*
Debra J. Poul(10)	37,997	*
David A. Zopf(11)	32,445	*
All current directors and executive officers as a group (10 persons)(8)(9)	6,525,923	11.4%

*
Less than one percent.

(1)
According to a Schedule 13G/A filed with the SEC on September 29, 2008, as of September 19, 2008: (i) Tang Capital Partners, LP was the record and beneficial owner of 10,151,714 shares, (ii) Tang Capital Management, LLC, as the general partner of Tang Capital Partners, LP, was deemed to beneficially own the 10,151,714 shares held of record by Tang Capital Partners, LP, (iii) Kevin C. Tang (together with Tang Capital Partners, LP and Tang Capital Management, LLC, the "Tang Investors"), as manager of Tang Capital Management, LLC, was deemed to beneficially own the 10,151,714 shares held of record by Tang Capital Partners, LP. In addition to the foregoing, the Schedule 13G/A filed on September 29, 2008 provided that Mr. Tang was the record and beneficial owner of 363,995 shares and had sole voting and dispositive power over such shares. According to Forms 4 filed on September 24, 25, 26, 29 and 30, 2008, and October 1 and 2, 2008, the Tang Investors increased their holdings of our shares to 10,412,306. Based upon the foregoing Forms 4 filed by the Tang Investors and Mr. Tang's individual holdings reported in the Tang Investors' Schedule 13G/A filed on September 29, 2008, Mr. Tang beneficially owns 10,776,301 of our shares. Mr. Tang disclaims beneficial ownership of all shares reported herein except to the extent of his pecuniary interest in such shares. The amount in the table above excludes warrants to purchase 1,113,861 shares of our common stock that were purchased in our March 2007 equity financing since, according to the Schedule 13G/A, Tang Capital Partners, LP and its affiliates expressly disclaim beneficial ownership of the shares underlying such warrants based on a provision of the warrants stating that in no event shall the warrant be exercisable to the extent that the issuance of common stock upon exercise thereof, after taking into account the common stock then owned by Tang Capital Partners, LP and its affiliates, would result in the beneficial ownership by Tang Capital Partners, LP and its affiliates of more than 4.99% of the outstanding common stock (the "Issuance Limitation"). Tang Capital Partners, LP has the express right to waive the Issuance Limitation upon 61 days written notice to us. According to the Schedule 13G/A, the Issuance Limitation presently remains in effect with respect to such warrant.

(2)
According to a Schedule 13G filed with SEC on October 8, 2008 by Barclays PLC on behalf of itself and its subsidiary, Barclays Capital Inc., Barclays PLC beneficially owns, and holds sole power to direct the voting and disposition of, 5,657,407 shares.

(3)
According to a Schedule 13D/A filed with the SEC on September 24, 2008, as supplemented by a Schedule 13D/A filed with the SEC on October 8, 2008, Mark H. Rachesky, M.D. ("Dr. Rachesky"), a former member of our Board of Directors, may be deemed to be the beneficial owner of, and the holder of sole power to direct the voting and disposition of, 4,760,953 shares. This number consists of (i) 3,056,493 shares and warrants to purchase 998,659 shares of our common stock held by MHR Capital Partners Master Account LP ("MHRCPMA"), (ii) 367,832 shares and warrants to purchase 115,202 shares of our common stock held by MHR Capital Partners (100) LP ("MHRCP 100"), (iii) 72,195 shares held by MHR Advisors LLC ("MHRAL"), (iv) 42,105 shares held by OTT LLC, (v) 102,729 shares of that may be obtained by Dr. Rachesky upon exercise of stock options, and (vi) 5,738 shares held by Dr. Rachesky upon the conversion of a restricted stock unit released at the time of his resignation as a member of our Board of Directors. Dr. Rachesky is a member of OTT LLC, the managing member of MHRAL, and the general partner of MHRCPMA and MHRCP 100. Dr. Rachesky disclaims beneficial ownership of the shares held by MHRCPMA, MHRCP 100 and OTT LLC, except to the extent of his pecuniary interest in the funds.

(4)
According to a Form 13F filed with the SEC on August 11, 2008, as of the quarter ended June 30, 2008, Potomac Capital Management Inc. reported beneficial ownership and sole voting power over 3,422,078 shares and warrants to purchase 334,158 shares of our common stock.

(5)
According to a Form 13F filed with the SEC on August 14, 2008, as of the quarter ended June 30, 2008, Goldman Sachs Group, Inc. reported beneficial ownership of 3,488,323 shares.

(6)
According to a Schedule 13D/A filed with the SEC on August 15, 2008: (i) Kopp Investment Advisors, LLC ("KIA") is an investment adviser registered under the Investment Advisers Act of 1940, (ii) KIA is wholly owned by Kopp Holding Company LLC ("KHC LLC"), which is controlled by Mr. Leroy C. Kopp ("Mr. Kopp"), (iii) KIA reported sole voting power over 3,461,129 shares and shared dispositive power over 1,917,729 shares, (iv) KHC LLC reported beneficial ownership of 3,461,129 shares, and (v) Mr. Kopp reported beneficial ownership of 3,461,129 shares, of which Mr. Kopp reported sole dispositive power over 2,090,000 shares.

(7)
According to a Schedule 13G filed with the SEC on April 27, 2007: (i) Baker Bros. Investments I, L.P. reported shared voting and dispositive power and beneficial ownership of 15,752 shares, (ii) Baker Bros. Investments II, L.P. reported shared voting and dispositive power and beneficial ownership of 17,881 shares, (iii) Baker Biotech Fund I, L.P. reported shared voting and dispositive power and beneficial ownership of 808,577 shares, (iv) Baker Brothers Life Sciences, L.P. reported shared voting and dispositive power and beneficial ownership of 2,073,384 shares, (v) 14159, L.P. reported shared voting and dispositive power and beneficial ownership of 66,368 shares, (vi) Baker/Tisch Investments, L.P. reported shared voting and dispositive power and beneficial ownership of 33,330 shares, and (vii) Mr. Felix J. Baker and Julian C. Baker each reported shared voting and dispositive power and beneficial ownership of 3,015,292 shares, by virtue of their ownership of entities that have the power to control the investment decisions of the limited partnerships listed above. Includes warrants to purchase 779,704 shares of our common stock.

(8)
Includes (i) 3,425,014 shares owned by Domain Partners V, L.P., a Delaware limited partnership ("DPV"), and DP V Associates, L.P., a Delaware limited partnership ("DPVA"), of which the general partner is One Palmer Square Associates V, L.L.C., a Delaware limited liability company, of which Mr. Dovey is a Managing Member, (ii) 1,113,861 warrants purchased by DPV and DPVA, (iii) 42,147 shares issuable to Domain Associates, L.L.C. ("DA"), of which Mr. Dovey is a Managing Member, under stock options that are exercisable within 60 days after October 13, 2008, and (iv) 32,869 shares issuable to Mr. Dovey under stock options and restricted stock units that are deemed exercisable within 60 days after October 13, 2008. Mr. Dovey disclaims beneficial ownership of the shares held by DA, DPV and DPVA, except to the extent of his pecuniary interest in such shares.

(9)
Includes the following shares of common stock issuable under stock options that are deemed exercisable within 60 days after October 13, 2008: Vergis—712,500 shares; Davis—220,750 shares; Gage—107,147 shares; Mulligan 147,000 shares; MacMaster—97,536 shares; Hamilton—71,640 shares; Wallin—77,500 shares; Parker—50,000 shares; Shawn A. DeFrees, Ph.D., our Senior Vice President, Research and Development—160,750; and all current directors and executive officers as a group—2,830,831 shares.

(10)
Ms. Debra J. Poul is our former Senior Vice President, General Counsel and Secretary. According to a Form 4 filed with the SEC on August 8, 2007, Ms. Poul holds 37,997 shares.

(11)
Dr. David A. Zopf is our former Executive Vice President and Chief Scientific Officer. According to a Form 4 filed with the SEC on August 8, 2007, Dr. Zopf holds 32,445 shares.

STOCKHOLDER PROPOSALS

        We do not intend to hold an annual meeting of stockholders if the Asset Sales are completed and we file our certificate of dissolution. If, however, we do hold an annual meeting of stockholders, because the date of such meeting would be changed by more than 30 days from our 2007 annual meeting, proposals intended to be presented at that meeting would be required to be received by us at our corporate headquarters, located at 102 Rock Road, Horsham, Pennsylvania, within a reasonable time before we begin to print and send our proxy materials to be eligible for inclusion in our proxy statement and form of proxy for that meeting. To be considered for presentation at our next annual meeting of stockholders, if held, but not for inclusion in our proxy statement and form of proxy for that meeting, under our bylaws no business may be brought before an Annual Meeting of Stockholders unless it is specified in the notice of the Annual Meeting of Stockholders or is otherwise brought before the Annual Meeting of Stockholders by or at the direction of our Board of Directors or by a stockholder entitled to vote who has delivered written notice to our Corporate Secretary (containing certain information specified in our bylaws about the stockholder and the proposed action) not later than 10 days following the day on which public announcement of the date of such meeting is first made by us. In addition, any stockholder who wishes to submit a nomination to our Board of Directors must deliver written notice of the nomination within this time period and comply with the information requirements in our bylaws relating to stockholder nominations. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the reporting requirements of the Exchange Act and we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy the reports, proxy statements and other information that we file at the SEC's Public Reference Room at 100 F Street NE, Washington, D.C. 20549 at prescribed rates. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Our filings are also available free of charge at the SEC's website at http://www.sec.gov.

        The SEC allows us to incorporate by reference into this Proxy Statement, which means we may disclose important information by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Proxy Statement, except for any information superseded by information contained in, or incorporated by reference into, this Proxy Statement.

        This Proxy Statement incorporates by reference the following documents previously filed by us with the SEC, which contain important business and financial information about us:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended December 31, 2007;

  •
  Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008;

  •
  Current Reports on Form 8-K or Form 8-K/A filed on January 8, 2008, January 29, 2008, February 7, 2008, February 20, 2008, March 13, 2008, August 25, 2008, September 18, 2008, September 22, 2008, October 6, 2008, October 14, 2008 and October 16, 2008; and

  •
  all documents that we file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the Special Meeting.

        Any document incorporated by reference in this Proxy Statement, but not delivered herewith will be provided to you upon written or oral request, without charge. Any such request may be directed to A. Brian Davis, our Senior Vice President and Chief Financial Officer, at 102 Rock Road, Horsham, Pennsylvania 19044. The telephone number at that location is (215) 315-9000.

        You should rely only on the information contained or incorporated by reference in this Proxy Statement. No one has been authorized to provide you with information that is different from what is contained or incorporated by reference in this Proxy Statement. The date of this Proxy Statement is                        , 2008. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date. The mailing of this Proxy Statement will not create any implication to the contrary.

 OTHER BUSINESS

        Our Board of Directors does not presently intend to bring any other business before the Special Meeting, and, so far as is known to our Board of Directors, no matters are to be brought before the Special Meeting except as specified in the Notice of the Special Meeting. As to any business that may properly come before the Special Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors
George J. Vergis, Ph.D. President and Chief Executive Officer

Horsham, Pennsylvania
                        , 2008

IMPORTANT

        Whether or not you plan to attend the Special Meeting, please vote as promptly as possible. If a quorum is not reached, we will have the added expense of re-issuing these proxy materials. If you attend the Special Meeting and so desire, you may withdraw your proxy and vote in person.

        Thank you for acting promptly.

 ANNEX A

Execution Version

 ASSET PURCHASE AGREEMENT

BY AND BETWEEN

BIOGENERIX AG, AS BUYER,

AND

NEOSE TECHNOLOGIES, INC., AS SELLER

dated as of September 17, 2008

i

ii

 SCHEDULES TO ASSET PURCHASE AGREEMENT

Schedule 1.1(a)	Transferred Patent Rights
Schedule 1.1(b)(i)	Neose Retained Intellectual Property
Schedule 1.1(b)(ii)	Other Excluded Intellectual Property
Schedule 1.1(c)	Individuals with Seller's Knowledge
Schedule 1.1(d)	Transferred Trademarks
Schedule 2.2(a)(vi)	Assumed Contracts
Schedule 2.2(b)	Transition Plan
Schedule 2.7	Privileged Documents and Opinions
Schedule 3.1	Affiliates
Schedule 3.3(b)	Conflicts
Schedule 3.4	Governmental Authority Consents
Schedule 3.5(d)	Certain Changes
Schedule 3.6	Certain Liens to Title
Schedule 3.7(a)	Registered Intellectual Property
Schedule 3.7(b)	Third Party License Agreements
Schedule 3.7(c)	Intellectual Property Infringement and Litigation
Schedule 3.7(d)	License Grants
Schedule 5.9	Technical Transition Employees
Schedule 6.4(b)(i)	Seller's Wire Transfer Instructions

EXHIBITS TO ASSET PURCHASE AGREEMENT

Exhibit A	Form of Bill of Sale and Assignment and Assumption Agreement
Exhibit B	Form of BGX License Agreement
Exhibit C	Form of BGX Sublicense Agreement
Exhibit D	Form of Patent Cooperation Agreement
Exhibit E	Form of Novo Assignment and Assumption Agreement
Exhibit F	Form of Mutual Release Agreement
Exhibit G	Form of Post-Closing Confidentiality Agreement

iii

 ASSET PURCHASE AGREEMENT

        This Asset Purchase Agreement (this "Agreement"), dated as of September 17, 2008, is made by and between Neose Technologies, Inc., a Delaware corporation ("Seller"), and BioGeneriX AG, a company organized under the laws of the Federal Republic of Germany ("Buyer").

RECITALS

        WHEREAS, Seller and Buyer are currently party to that certain Research, Co-Development and Commercialization Agreement, dated as of April 20, 2004, as amended by Amendment Number 1 to Research, Co-Development and Commercialization Agreement and Research License and Option Agreement, dated as of October 20, 2006 (as amended, the "Collaboration Agreement");

        WHEREAS, pursuant to the Collaboration Agreement, Seller and Buyer have collaborated in the discovery of a next-generation G-CSF (as hereinafter defined) (the "Collaboration");

        WHEREAS, subject to the terms and conditions of this Agreement, Seller desires to transfer to Buyer and Buyer desires to acquire the Purchased Assets (as defined herein);

        WHEREAS, simultaneously with the sale of the Purchased Assets, subject to approval by the Seller's stockholders, Seller intends to sell substantially all of its remaining assets to Novo Nordisk A/S ("Novo") pursuant to an asset purchase agreement between Seller and Novo (the "Novo Asset Purchase Agreement");

        WHEREAS, immediately prior to the sale of the Purchased Assets, Seller and Buyer will enter into a license agreement (the "BGX License Agreement") and a sublicense agreement (the "BGX Sublicense Agreement") pursuant to which Seller will exclusively license or sublicense, as the case may be, certain of its rights in the Novo Transferred Assets (as hereinafter defined) to Buyer;

        WHEREAS, simultaneously with the sale of assets to Novo pursuant to the Novo Asset Purchase Agreement, Seller shall assign the BGX License Agreement and the BGX Sublicense Agreement, Novo shall assume all of Seller's rights, duties and obligations thereunder, and Novo and Buyer shall enter into patent cooperation agreement (the "Patent Cooperation Agreement") pursuant to which the parties will enter into agreements with respect to the prosecution, maintenance and use of the patent rights included in the Novo Transferred Assets;

        WHEREAS, upon the closing of the asset sale transaction contemplated hereby, Seller and Buyer shall terminate the Collaboration Agreement; and

        WHEREAS, after closing of the sale, Seller intends to dissolve and distribute its remaining assets to its stockholders.

        NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and of the representations, warranties, conditions, agreements and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS; INTERPRETATION

        Section 1.1.    Definitions.    The capitalized terms used in this Agreement have the respective meanings ascribed to them as follows:

        "Acquisition Proposal" means any bona fide written proposal (other than the asset sale and related transactions contemplated by the Novo Asset Purchase Agreement), made by a party to acquire beneficial ownership (as defined under Rule 13(d) promulgated under the Securities Exchange Act) of all or a material portion of the assets of, or any material equity interest in, Seller pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, sale of assets, licensing transaction, tender or exchange offer or similar transaction involving Seller, including any single or multi-step transaction or series of related transactions that is structured to permit such party to acquire beneficial ownership of any material portion of the assets of, or any material equity interest in, Seller. For purposes of the definition of Acquisition Proposal, a material portion of the assets of, or material equity interest in, Seller means greater than 20% of the assets of, or equity interest in, Seller.

        "Act" means the United States Federal Food, Drug and Cosmetic Act and the rules, regulations, guidelines, guidances and requirements promulgated thereunder, as may be in effect from time to time.

        "Action" means any claim, action, suit, arbitration, inquiry, audit, proceeding or investigation by or before or otherwise involving, any Governmental Authority.

        "Affiliate" means, with respect to any Person, any other Person directly or indirectly Controlling or Controlled by, or under direct or indirect common Control with, such first Person.

        "Agreement" has the meaning set forth in the preamble hereof.

        "Applicable Law" means the applicable laws, rules, regulations, including any guidelines, or other requirements of any Governmental Authorities, that may be in effect from time to time.

        "Applicable Period" has the meaning set forth in Section 5.12(b).

        "Apportioned Obligations" has the meaning set forth in Section 5.6(b).

        "Assumed Contracts" has the meaning set forth in Section 2.2(a)(vi).

        "Assumed Liabilities" has the meaning set forth in Section 2.3.

        "BGX License Agreement" has the meaning set forth in the recitals.

        "BGX Sublicense Agreement" has the meaning set forth in the recitals.

        "Books and Records" means all books, records, files (including data files) and documents (including research and development records, annuity payment reports, correspondence and, to the extent not originals, true, accurate and complete copies of all files relating to the filing, prosecution, issuance, maintenance, enforcement or defense of any Intellectual Property, including file wrappers, ribboned and sealed letters patents, written third party correspondence, records and documents, including laboratory notebooks, procedures, tests, dosage information, criteria for patient selection, safety and efficacy and study protocols, investigators brochures and all pharmacovigilence and other safety records) in all forms, including electronic, in which they are stored or maintained, and all data and information included or referenced therein, in each case that are owned or Controlled by Seller.

        "Business Day" means any day excluding Saturdays, Sundays and any day that is a legal holiday under the laws of the United States or the Federal Republic of Germany or that is a day on which banking institutions located in New York, New York or Mannheim, Germany are authorized or required by Applicable Law or other governmental action to close.

        "Buyer" has the meaning set forth in the preamble hereof.

        "Buyer's Knowledge" (and similar phrases) means the knowledge of any officer or director of Buyer, and the knowledge any such Person would have had if he had performed his services and duties in the ordinary course of business on behalf of Buyer in a reasonably diligent manner.

        "Change in Recommendation" has the meaning set forth in Section 5.12(c).

        "Closing" has the meaning set forth in Section 2.4.

        "Closing Date" has the meaning set forth in Section 2.4.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Collaboration" has the meaning set forth in the recitals.

        "Collaboration Agreement" has the meaning set forth in the recitals.

        "Combined Purchased Assets" has the meaning set forth in Section 2.2(b).

        "Consent" means, with respect to a Contract, any consent or approval of any Person other than either party to this Agreement that, in accordance with the terms of such Contract, is required to be obtained for the assignment, license or sublicense thereof to Buyer.

        "Contracts" means contracts, commitments, arrangements, agreements, leases, subleases, licenses, sublicenses, purchase orders for the sale or purchase of goods or services and any other understandings, in each case whether oral or written.

        "Control" including its various tenses and derivatives (such as "Controlled" and "Controlling") means (a) for purposes of the definition of Affiliate, a Person that (i) owns or controls, directly or indirectly, or has the ability to direct or cause the direction or control of, more than 50% of the voting equity of the other Person, or (ii) has the ability to direct, cause the direction of, or control the actions of such other Person, whether through direct or indirect ownership of voting equity, by Contract or otherwise and (b) when used with respect to any item of Intellectual Property, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign or grant a license, sublicense or other right to or under such Intellectual Property.

        "Dollars" or "$" means United States dollars.

        "EMEA" means the European Agency for the Evaluation of Medicinal Products, or any successor agency thereto.

        "Employee" means an individual who is currently providing services to Seller in respect of the Purchased Assets or Licensed Assets as an employee or consultant of Seller.

        "End Date" has the meaning set forth in Section 7.1(b).

        "Excluded Assets" has the meaning set forth in Section 2.2(c).

        "Excluded Intellectual Property" means all right, title and interest of Seller in and to Intellectual Property relating exclusively to the Exploitation of (i) non-GlycoPEGylated glycolipids or oligosaccharides, in each case not attached to a peptide or protein, including the Patent Rights set forth on Schedule 1.1(b)(i), and (ii) the Patent Rights set forth on Schedule 1.1(b)(ii).

        "Excluded Liabilities" has the meaning set forth in Section 2.3(b).

        "Existing Confidentiality Agreement" means the Confidentiality and Non-Disclosure Agreement, dated as of November 20, 2007, by and between Buyer and Seller.

        "Exploit" or "Exploitation" means to make, have made, import, use, sell, offer for sale, or otherwise dispose of, including all discovery, research, development, registration, modification, enhancement, improvement, Manufacture, storage, formulation, optimization, importation, exportation, transportation, distribution, promotion and marketing activities related thereto.

        "FDA" means the United States Food and Drug Administration, or any successor agency thereto.

        "G-CSF" means any and all forms of granulocyte-colony stimulating factor, including full length G-CSF, truncated G-CSF, fusion proteins, fragments, derivatives, analogs, mutants, splice variants, and conjugates with other molecular entities such as proteins, peptides, organic or inorganic substances.

        "Governmental Authority" means any supra-national, federal, state, local or foreign government, legislature, governmental or administrative agency, department, commission, bureau, board,

instrumentality, self-regulatory association or authority (including stock exchanges), court or other authority of tribunal of competent jurisdiction (including any arbitration or other alternative dispute forum), or any other governmental authority or instrumentality anywhere in the world.

        "IND" means (a) an Investigational New Drug Application, as defined in the Act, which is required to be filed with the FDA before beginning clinical testing of a product in human subjects, and its equivalent in other countries or regulatory jurisdictions outside the United States or any successor application or procedure, and (b) all supplements and amendments that may be filed with respect to the foregoing.

        "Intellectual Property" means all intellectual property rights, whether registered or unregistered, including (a) Patent Rights, (b) Trademarks, (c) Know-How, (d) all completed or pending registrations, renewals or applications for registration or renewal of any of the foregoing, (e) copies and tangible embodiments of any of the foregoing (in whatever form or media) and (f) other tangible and intangible information or material.

        "Inventory" has the meaning set forth in Section 2.2(a)(iii).

        "Know-How" means any and all formulae, procedures, processes, methods, designs, know-how, trade secrets and other proprietary information, discoveries, licenses, software and source code, programs, prototypes, designs, techniques, ideas, concepts, data, engineering and Manufacturing information, electronic control circuits, specifications, diagrams, drawings, schematics, blueprints and parts lists and other proprietary information, rights and works of authorship, whether or not reduced to writing.

        "Licensed Assets" means, collectively, the Intellectual Property to be licensed or sublicensed to Buyer pursuant to the BGX License Agreement and the BGX Sublicense Agreement.

        "Lien" means any lien (statutory or otherwise), security interest, pledge, hypothecation, mortgage, assessment, lease, claim, levy, license, defect in title, charge, or any other third party right, license or property interest of any kind, or any conditional sale or other title retention agreement, right of first option, right of first refusal or similar restriction, any covenant not to sue, or any restriction on use, transfer, receipt of income or exercise of any other attribute of ownership or any agreement to give any of the foregoing in the future or similar encumbrance of any kind or nature whatsoever.

        "Losses" means any and all liabilities, judgments, claims, settlements, losses, damages, fees, Liens, penalties, obligations and expenses (including reasonably attorneys' fees and expenses and costs and expenses of investigation) incurred or suffered, directly or indirectly, by Buyer or any of its Affiliates arising from, by reason of or in connection with any breach or inaccuracy of any representation or warranty of Seller in this Agreement.

        "Magnolia" has the meaning set forth in Section 2.2(c)(ix).

        "Manufacture" and "Manufacturing" means, with respect to a product or compound, the manufacturing, processing, formulating, packaging, labeling, holding and quality control testing of such product or compound.

        "Material Adverse Effect" means any event, state of facts, circumstance, development, change or effect that, individually or in the aggregate with all other events, states of facts, circumstances, developments, changes or effects, (a) is materially adverse to the business, assets, liabilities, operations, condition (financial or otherwise), or results of operations of Seller, taken as a whole, (b) is materially adverse to the Purchased Assets and the Licensed Assets, or (c) materially impacts, materially delays or prevents the consummation of the transactions contemplated hereby, other than any event, state of facts, circumstance, development, change or effect resulting from (i) changes in general economic market conditions, (ii) general changes or developments in the industries in which Seller operates; (iii) changes in the price or trading volume of Seller's common stock (provided that the underlying changes, events, occurrences, state of facts or developments that caused or contributed to any such change may otherwise be taken into consideration in determining whether a Material Adverse Effect has occurred), (iv) changes in U.S. GAAP, (v) that can be directly attributed to the announcement or performance of this Agreement and the transactions contemplated hereby, including compliance with the covenants set forth herein, or any action taken or omitted to be taken by Seller at the written request or with the prior written consent of Buyer, (vi) any failure by Seller to meet revenue or earnings projections, in and of itself (provided that the underlying changes, events, occurrences, states of facts or developments that caused or contributed to such failure to meet published revenue or earnings projections may otherwise be taken into consideration in determining whether a Material Adverse Effect has occurred); (vii) acts of war or terrorism or natural disasters, except, in the case of the foregoing clauses (i), (ii), (iii) and (vii) to the extent such changes or developments referred to therein have a disproportionate impact on Seller relative to other industry participants or would prevent or materially impair or materially delay the ability of Seller to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

        "Materials" means any materials, including raw materials, DNA sequences, vectors, plasmids, cells, cell clones, enzymes, substrates, products, intermediates, references, analytical standards and retained samples.

        "Medical Product Regulatory Authority" means any Governmental Authority that is concerned with the safety, efficacy, reliability, manufacture, investigation, sale or marketing of pharmaceuticals, medical products, biologics or biopharmaceuticals, including the FDA and the EMEA.

        "Mutual Release Agreement" has the meaning set forth in Section 6.2(f).

        "Notice of Termination" has the meaning set forth in Section 7.2(a).

        "Novo" has the meaning set forth in the recitals.

        "Novo Asset Purchase Agreement" has the meaning set forth in the recitals.

        "Novo Assignment and Assumption Agreement" has the meaning set forth in Section 6.2(f).

        "Novo Transferred Assets" has the meaning set forth in Section 2.2(c)(i).

        "Order" means any writ, judgment, decree, injunction or similar order, including consent orders, of any Governmental Authority (in each such case whether preliminary or final).

        "Patent Cooperation Agreement" has the meaning set forth in the recitals.

        "Patent Rights" means individually and collectively any and all patents and/or patent applications and provisional applications, all inventions disclosed therein, and any and all continuations, continuations-in-part, continued prosecution applications, divisions, renewals, patents of addition, reissues, confirmations, registrations, revalidations, revisions and re-examinations thereof, utility models, petty patents, design registrations and any all patents issuing therefrom and any and all foreign counterparts thereof and extensions of any of the foregoing, including under the United States Patent Term Restoration Act, and Supplementary Protection Certificates (SPCs) according to Counsel Regulation (EEC) No. 1768/92 and similar extensions for other patents under any Applicable Laws.

        "Permitted Liens" means (a) Liens for Taxes not yet due and payable and (b) statutory worker's, carrier's, mechanic's, materialmen's, and similar Liens arising in the ordinary course of business and consistent with past practice and that are not delinquent.

        "Person" means a human being, labor organization, partnership, firm, enterprise, association, joint venture, corporation, limited liability company, cooperative, legal representative, foundation, society, political party, estate, trust, trustee, trustee in bankruptcy, receiver or any other organization or entity whatsoever, including any Governmental Authority.

        "Post-Closing Confidentiality Agreement" has the meaning set forth in Section 5.2.

        "Post-Closing Tax Period" has the meaning set forth in Section 5.6(b).

        "Pre-Closing Tax Period" means (a) any Tax period ending on or before the Closing Date and (b) with respect to a Tax period that commences before but ends after the Closing Date, the portion of such period up to and including the Closing Date.

        "Proxy Statement" has the meaning set forth in Section 3.4.

        "Purchase Price" has the meaning set forth in Section 2.1(a)(i).

        "Purchase Price Allocation" has the meaning set forth in Section 2.5(a).

        "Purchased Assets" has the meaning set forth in Section 2.2.

        "Recommendation" has the meaning set forth in Section 3.2(a).

        "Regulatory Approval" means, with respect to a country or other jurisdiction, any and all approvals (including pricing and reimbursement approvals), licenses, registrations or authorizations of any Governmental Authority necessary for the Exploitation of any compound or product generated under or in connection with the Purchased Assets or the Licensed Assets, as the case may be, in such country or other jurisdiction, including, where applicable, (a) approval of any such product, including any INDs, new drug applications and supplements and amendments thereto; (b) pre- and post-approval marketing authorizations (including any prerequisite manufacturing approval or authorization related thereto); (c) labeling approval; and (d) technical, medical and scientific licenses.

        "Regulatory Documentation" means all applications, registrations, licenses, authorizations and approvals (including all Regulatory Approvals), all correspondence submitted to or received from Medical Product Regulatory Authorities (including minutes and official contact reports relating to any communications with any Medical Product Regulatory Authority) and all supporting documents and all clinical studies and tests, and all data contained in any of the foregoing, including all INDs, marketing authorizations, regulatory drug lists, advertising and promotion documents, adverse event files, complaint files and Manufacturing records generated in connection with the operations of Seller prior to the Closing Date including, for clarity, original and, if available, electronic copies of all (a) clinical studies and tests and all data generated therefrom (including case report forms), (b) all correspondence and other documentation related to communications to or from Medical Product Regulatory Authorities and (c) all other supporting documentation and materials that would be necessary or useful to obtain or maintain Regulatory Approvals.

        "Related Documents" means, other than this Agreement, all agreements, certificates and documents signed and delivered by either party in connection with this Agreement, exclusive of the Novo Asset Purchase Agreement and any related or ancillary documents thereto.

        "Representation and Warranty Policy" has the meaning set forth in Section 5.13(a).

        "Required Stockholder Vote" has the meaning set forth in Section 3.2(b).

        "SEC" means the United States Securities and Exchange Commission.

        "Securities Act" has the meaning set forth in Section 3.5(a).

        "Securities Exchange Act" has the meaning set forth in Section 3.5(a)

        "Seller" has the meaning set forth in the preamble hereof.

        "Seller Collaboration Activities" means those tests, studies and other activities conducted by or on behalf of Seller under or in connection with the Collaboration Agreement.

        "Seller SEC Documents" has the meaning set forth in Section 3.5(a).

        "Seller's Financial Advisor" means RBC Capital Markets Corporation.

        "Seller's Knowledge" (and similar phrases) means the actual knowledge of any of the individuals listed on Schedule 1.1(c), after making due inquiry of the Employees having primary responsibility for such matter.

        "Seller Stockholders Meeting" has the meaning set forth in Section 5.4(c).

        "Superior Acquisition Proposal" means any unsolicited Acquisition Proposal made by a third party for consideration to Seller's stockholders or Board of Directors providing for the payment or exchange of cash and/or securities for all of the shares of Seller's capital stock then outstanding or all or substantially all the assets of Seller (other than the asset sale and related transactions contemplated by the Novo Asset Purchase Agreement), which the Board of Directors of Seller, acting in its good faith judgment, determines (a) is superior to Seller's stockholders from a financial point of view to the transactions contemplated by this Agreement and the Related Documents, (b) is reasonably likely to be consummated on its terms, taking into account all legal, financial, regulatory and other aspects of the proposal, and (c) if providing for the payment of cash to Seller or its stockholders, is supported by fully-committed financing, subject to customary conditions.

        "Tail Policy" has the meaning set forth in Section 5.13(c).

        "Tax" or "Taxes" means any and all federal, state, local, foreign and other taxes, assessments, levies, tariffs, duties or other charges or impositions in the nature of a tax (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority, including income, estimated income, gross receipts, profits, business, license, occupation, franchise, capital stock, real or personal property, sales, use, transfer, value added, ad valorem, turnover, payroll, severance, employment or unemployment, social security, disability, alternative or add-on minimum, customs, excise, stamp, environmental, commercial rent or withholding taxes, and shall include any liability for Taxes of any other Person under Applicable Law, as a transferee or successor, by contract or otherwise.

        "Tax Return" means any return, declaration, report, claim for refund, information return or statement relating to Taxes, including any schedule or attachment thereto, filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax and shall include any amended returns.

        "Technical Transition Employees" has the meaning set forth in Section 5.9.

        "Technical Transition Period" has the meaning set forth in Section 5.9.

        "Termination Fee" has the meaning set forth in Section 7.2(c).

        "Third Party License Agreements" has the meaning set forth in Section 3.7(b).

        "Trademark" means (a) any word, name, symbol, color, designation or device or any combination thereof, including any trademark, trade dress, brand mark, trade name, brand name, logo or business symbol; (b) all registrations and applications for any of the foregoing; and (c) all rights and priorities connected with the foregoing afforded under Applicable Law.

        "Transfer Date" means with respect to an Assumed Contract requiring a Consent, the date such Consent is obtained and such Assumed Contract is duly assigned to Buyer.

        "Transferred Know-How" means all Know-How Controlled by Seller as of the Closing Date (a) to the extent covered or claimed by the Transferred Patent Rights or (b) otherwise relating to the BGX Field of Use (as defined in the BGX License Agreement), excluding any Know-How comprising part of the Excluded Intellectual Property or Novo Transferred Assets.

        "Transferred Intellectual Property" means the Transferred Patent Rights, Transferred Trademarks and Transferred Know-How.

        "Transferred Patent Rights" means those Patent Rights listed on Schedule 1.1(a).

        "Transferred Trademarks" means the Trademarks listed on Schedule 1.1(d).

        "Transfer Taxes" has the meaning set forth in Section 5.6(a).

        "Transition Plan" has the meaning set forth in Section 2.2(b).

        "UC License Agreement" means the Exclusive License Agreement for Method of Producing Secretable Glycosyltransferases and Golgi Processing Enzymes and Production of Soluble Recombinant Beta-Galactoside Alpha-2,3 Sialyltransferase between The Regents of the University of California and Cytel Corporation, dated February 25, 1999, as amended March 23, 1999 to substitute Seller for Cytel, as amended December 8, 2003, as amended January 24, 2005, as amended March 23, 2005.

        "U.S. GAAP" means those generally accepted accounting principles in the United States, applied on a consistent basis.

        Section 1.2.    Interpretation.

          (a)    Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

          (b)    Except as otherwise expressly provided in this Agreement or as the context otherwise requires, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" and "any" are not exclusive and the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation;" (iii) a reference to any Contract includes permitted supplements and amendments; (iv) a reference to an Applicable Law includes any amendment or modification to such Applicable Law; (v) a reference to a Person includes its successors, heirs and permitted assigns; (vi) a reference to one gender shall include any other gender; (vii) a reference in this Agreement to an Article, Section, Exhibit or Schedule is to the referenced Article, Section, Exhibit or Schedule of this Agreement; (viii) "hereunder," "hereof," and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision; and (ix) "commercially reasonable efforts" of a party to this Agreement shall be construed as the efforts that a prudent Person in such party's industry, desirous of achieving a result, would use in similar circumstances to achieve that result as expeditiously as possible.

          (c)    The parties hereto agree that they have been represented by counsel during the negotiation, drafting, preparation and execution of this Agreement and, therefore, waive the application of any Applicable Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

ARTICLE II
PURCHASE AND SALE

        Section 2.1.    Purchase and Sale of Assets; Purchase Price.

          (a)    Pursuant to the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell, convey, deliver, transfer and assign to Buyer, free and clear of all Liens (other than Permitted Liens), and Buyer shall purchase, take delivery of and acquire from Seller, all of Seller's right, title and interest in, to and under all of the Purchased Assets of Seller. In consideration of the sale, conveyance, delivery, transfer, and assignment of the Purchased Assets to

  Buyer, Seller's license and sublicense of the Licensed Assets to Buyer pursuant to the BGX License Agreement and the BGX Sublicense Agreement, and Seller's other covenants and obligations hereunder, at the Closing and pursuant to the terms and subject to the conditions hereof, Buyer shall:

              (i)  pay Seller an amount equal to $22,000,000 (the "Purchase Price"); and

             (ii)  assume the Assumed Liabilities.

          (b)    Pursuant to the terms and subject to the conditions of this Agreement, at the Closing, Buyer shall deliver the Purchase Price to Seller, by wire transfer of immediately available funds to the account set forth on Schedule 6.4(b)(i).

        Section 2.2.    Purchased Assets; Licensed Assets; Excluded Assets.

          (a)    The term "Purchased Assets" means all of Seller's right, title and interest in and to all properties and assets (tangible or intangible) identified in this Section 2.2, other than the Excluded Assets (as set forth in Section 2.2(c)), including the following:

              (i)  the Transferred Intellectual Property;

             (ii)  all tangible embodiments of the Transferred Intellectual Property, such as Books and Records relating to the Exploitation of the Transferred Intellectual Property, including original files relating to the Exploitation of all Transferred Patent Rights;

            (iii)  all inventory of any Materials related to the Purchased Assets or the Licensed Assets in Seller's possession or control as of the Closing Date (the "Inventory"), including specifically all such Materials that are to be delivered to Buyer in accordance with the Transition Plan, but excluding any such Materials included in the Novo Transferred Assets that were Manufactured solely for the Seller's collaboration with Novo and any Materials relating exclusively to the Excluded Assets;

            (iv)  all Regulatory Documentation, including all tangible embodiments thereof, to the extent related to the Seller Collaboration Activities, excluding any INDs included in such Regulatory Documentation;

             (v)  all claims, counterclaims, credits, causes of action, rights of recovery, and rights of indemnification or setoff against third parties, insurance benefits and other claims and rights of Seller to the extent relating to the Seller Collaboration Activities, any Purchased Assets or the Assumed Liabilities, and all other intangible property rights that relate to the Seller Collaboration Activities, any Purchased Assets or the Assumed Liabilities; and

            (vi)  all rights in, under and to the Contracts set forth on Schedule 2.2(a)(vi) (collectively, the "Assumed Contracts"), including all rights to receive goods and services purchased and to Exploit Intellectual Property licensed pursuant to such Contracts, and all rights to assert claims and take other actions in respect of breaches or other violations of the foregoing.

          (b)    Transition Plan.    Seller acknowledges and agrees that the Purchased Assets assigned and transferred to Buyer pursuant to this Agreement and the Novo Transferred Assets assigned and transferred to Novo pursuant to the Novo Asset Purchase Agreement (collectively, the "Combined Purchased Assets") shall include tangible embodiments of all Intellectual Property assigned or transferred pursuant to this Agreement or the Novo Asset Purchase Agreement, and all Books and Records and Regulatory Documentation relating to such Intellectual Property that are under the Control of Seller, except as may otherwise be agreed in writing by Seller and Buyer. Seller, Buyer and Novo shall cooperate in the transfer of such tangible embodiments of the Combined Purchased Assets that are to be delivered to Buyer at Closing in accordance with Section 2.2 and the written transition plan as set forth on Schedule 2.2(b) (as the same may be amended from time to time prior to the Closing Date by written agreement of Seller and Buyer, the "Transition Plan"). Buyer acknowledges that the Transition Plan, as amended through the Closing Date, sets forth the full and complete delivery requirements of Seller with respect to the Purchased Assets and the Licensed Assets. Any copying fees and expenses relating to the Purchased Assets or the Licensed Assets incurred in connection with the Transition Plan or the implementation thereof shall be borne by Seller and any transportation or shipping fees relating to the Purchased Assets or the Licensed Assets shall be borne by Buyer. In accordance with the Transition Plan, Seller will cooperate with any reasonable arrangements agreed upon by Buyer and Novo with respect to ensuring access following the Closing to Books and Records and Regulatory Documentation embodied in electronic databases or other formats that cannot reasonably be divided or copied.

          (c)    Notwithstanding Section 2.2(a), Buyer shall not acquire from Seller pursuant to this Agreement any other assets of Seller, including the following assets (collectively, the "Excluded Assets"):

              (i)  all assets to be transferred to Novo pursuant to the Novo Asset Purchase Agreement (the "Novo Transferred Assets");

             (ii)  all cash, cash equivalents, investments, securities and bank or other deposit accounts of Seller;

            (iii)  any refunds, claims for refunds or rights to receive refunds from any Governmental Authority with respect to Taxes paid or to be paid by Seller;

            (iv)  the equipment, office supplies, accessories, tooling, tools, fixtures and furniture that are not Purchased Assets;

             (v)  any records (including accounting records) related to Taxes paid or payable by Seller and all financial and Tax records that form part of the general ledger of Seller;

            (vi)  all insurance benefits, including rights and proceeds, arising from or relating to the Excluded Assets or the Excluded Liabilities;

           (vii)  Seller's certificate of incorporation, bylaws, minute books, stock records and corporate seal;

          (viii)  all Contracts, including the Third Party License Agreements, that are not Assumed Contracts;

            (ix)  any right relating to Magnolia Nutritionals LLC ("Magnolia");

             (x)  any right, title or interest to the Excluded Intellectual Property and any associated right, obligation or liability; and

            (xi)  any of the rights of Seller under this Agreement, the Related Documents and the Novo Asset Purchase Agreement and any ancillary documents related thereto.

        Section 2.3.    Assumed Liabilities; Excluded Liabilities.

          (a)    Assumed Liabilities.    Pursuant to the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell, convey, transfer and assign to Buyer, and Buyer shall assume from Seller, the Assumed Liabilities. "Assumed Liabilities" means performance obligations arising (i) after the Closing Date in connection with the Regulatory Documentation included in the Purchased Assets but excluding any such obligations arising out of or resulting from any breach or violation of such Regulatory Documentation or any related requirement of Applicable Law by Seller on or prior to the Closing Date; or (ii) under the Assumed Contracts accruing with respect to the period commencing, as applicable, after the Closing Date or the Transfer Date (if Consent to assignment thereof is required) (other than liabilities or obligations attributable to any failure by

  Seller to comply with the terms thereof). Notwithstanding any other provision of this Agreement, Buyer does not assume and has no responsibility for any liabilities or obligations of Seller other than the Assumed Liabilities specifically identified in this Section 2.3(a).

          (b)    Excluded Liabilities.    Notwithstanding any provision in this Agreement or any other writing to the contrary, neither Buyer nor any of its Affiliates is assuming any liability or obligation of Seller (or any predecessor of Seller or any prior owner of all or part of its businesses or assets) of whatever nature, whether presently in existence or arising hereafter, other than the Assumed Liabilities. All such liabilities and obligations shall be retained by and remain obligations and liabilities of Seller (all such liabilities and obligations not being assumed being herein referred to as the "Excluded Liabilities"). Notwithstanding any provision in this Agreement or any other writing to the contrary and without limiting the generality of the foregoing, the Excluded Liabilities shall include:

              (i)  all liabilities and obligations of Seller, or any member of any consolidated, affiliated, combined or unitary group of which Seller is or has been a member, for Taxes; provided that Transfer Taxes incurred in connection with the transactions contemplated by this Agreement and Apportioned Obligations shall be paid in the manner set forth in Section 5.6(b) hereof;

             (ii)  all liabilities and obligations relating to employee benefits or compensation arrangements in relation to Seller, whether relating or attributable to, or arising during, the period before or after Closing, including all liabilities or obligations under any employee benefit agreements, plans or other arrangements;

            (iii)  all liabilities and obligations arising from any Action relating to Seller, the Purchased Assets or the Licensed Assets pending before any arbitrator or Governmental Authority;

            (iv)  all liabilities and obligations relating to or arising from any asset, property or business of Seller that is not a Purchased Asset or a Licensed Asset, whether relating or attributable to, or arising during, the period before or after Closing;

             (v)  all liabilities and obligations relating or attributable to any owned, leased or operated Purchased Asset or Licensed Asset prior to Closing, including in relation to any contract, agreement, lease, license, commitment, sales or purchase order or other instrument; and

            (vi)  all liabilities and obligations in relation to Magnolia.

        Section 2.4.    Closing.    Pursuant to the terms and subject to the conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Morgan Lewis & Bockius LLP, 502 Carnegie Center, Princeton, NJ 08540, at 10:00 a.m. local time within five (5) Business Days following the satisfaction or waiver of all of the conditions or obligations set forth in Article VI, or such other time and place as Buyer and Seller may agree to in writing (such date, the "Closing Date").

        Section 2.5.    Purchase Price Allocation.

          (a)    Prior to the Closing Date, Buyer shall provide to Seller copies of IRS Form 8594 and any required exhibits (the "Purchase Price Allocation") setting forth Buyer's proposed allocation of the Purchase Price and the Assumed Liabilities among the Purchased Assets and the Licensed Assets in accordance with Section 1060 of the Code. Within 20 days after the receipt of the Purchase Price Allocation, Seller shall propose to Buyer any changes to the Purchase Price Allocation or shall be deemed to have indicated its concurrence therewith. Buyer and Seller shall endeavor in good faith to resolve any differences with respect to the Purchase Price Allocation within 20 days after Buyer's receipt of notice of objection from Seller.

          (b)    If Seller objects to the Purchase Price Allocation within the period provided in Section 2.5(a) and Buyer and Seller are unable to resolve any differences that, in the aggregate, are material in relation to the Purchase Price, then any remaining disputed matters shall be finally and conclusively determined by an independent accounting firm of recognized national standing selected by Buyer and Seller, which firm shall not be the regular auditing firm of Buyer or Seller. Promptly, but not later than 20 days after its acceptance of its appointment, such accounting firm shall determine (based solely on presentations by Buyer and Seller and not by independent review) only those matters in dispute and shall render a written report as to the disputed matters and the resulting allocation of the Purchase Price and the Assumed Liabilities, which report shall be conclusive and binding upon the parties. Buyer and Seller shall, subject to the requirements of Applicable Law, file all Tax Returns and reports consistent with the allocation provided in the Purchase Price Allocation as determined by such accounting firm. The fees and expenses of such accounting firm shall be shared equally by Buyer and Seller.

          (c)    Seller and Buyer agree to act in accordance with the Purchase Price Allocation in any Tax Return, including any forms or reports required to be filed pursuant to Section 1060 of the Code or any provisions of any comparable Applicable Law, unless there has been a final "determination," as defined in Section 1313(a) of the Code, in which the allocation is modified. Buyer and Seller shall cooperate in the preparation of such Tax Returns and file such forms as may be required by Applicable Law. Neither Buyer nor Seller shall take a position inconsistent therewith upon examination of any Tax Return, in any refund claim, or in any litigation or investigation, without the prior written consent of the other party, except as required by Applicable Law. In the event that the Purchase Price Allocation is disputed by any Governmental Authority, the party receiving notice of the dispute shall promptly notify the other party hereto in writing of such notice and resolution of the dispute.

        Section 2.6.    Books and Records.    Subject to the Post-Closing Confidentiality Agreement and the Transition Plan, Buyer agrees and acknowledges that Seller may retain photocopies or other duplications of certain Books and Records relating to the Purchased Assets or the Licensed Assets to the extent necessary for Tax, regulatory or accounting purposes.

        Section 2.7.    Privileges.    Buyer acknowledges that the Purchased Assets include certain attorney work product protections, attorney-client privileges and similar legal protections and privileges with which Seller may be entitled in connection with the Purchased Assets or Assumed Liabilities, including the freedom to operate opinions listed on Schedule 2.7. Accordingly, Seller is not waiving, and shall not be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections or privileges to the extent allowed by Applicable Law as a result of the disclosure of information to Buyer and its representatives in connection with this Agreement and the transactions contemplated by this Agreement. Seller and Buyer (i) share a common legal and commercial interest in all of the information and communications that may subject to such protections and privileges, (ii) are or may become joint defendants in Actions to which such protections and privileges may relate and (iii) intend that such protections and privileges remain intact should either party become subject to any actual or threatened Actions to which such information or communications relate. Seller agrees that it shall have no right or power after the Closing Date to assert or waive any such protection or privilege included in the Purchased Assets and Seller shall take all actions reasonably requested by Buyer, at the expense of Buyer, in order to permit Buyer, at its sole discretion, to preserve, assert or waive any such protection or privilege.

 ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER

        Seller represents and warrants to Buyer that each statement contained in this Article III is true and correct as of the date hereof and as of the Closing Date, with each such representation and warranty subject to the disclosure Schedules of Seller referenced in such representation or warranty.

        Section 3.1.    Organization, Standing and Power.    Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Seller is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is necessary because of the property owned, leased or operated by it or because of the nature of its business as now being conducted, except where any failure, individually or in the aggregate, to be so qualified or in good standing does not or could not reasonably be expected to have a Material Adverse Effect. Accurate and complete copies of Seller's certificate of incorporation and bylaws, as currently in effect, are available in the Seller SEC Documents (as defined below) and Seller is not in material default under or in material violation of any provision thereof. Except as set forth on Schedule 3.1, Seller has no, and since January 1, 2002 Seller has not had, any Affiliates.

        Section 3.2.    Authority; Binding Agreements.

          (a)    The Board of Directors of Seller, at a meeting thereof duly called and held, has duly adopted resolutions by the requisite majority vote approving this Agreement, the Related Documents and the transactions contemplated hereby and thereby determining that the terms and conditions of this Agreement, the Related Documents and the transactions contemplated hereby and thereby are in the best interests of Seller and its stockholders, and recommending that Seller's stockholders authorize the transactions contemplated by this Agreement and the Related Documents (the "Recommendation"). The foregoing resolutions of the Board of Directors of Seller have not been modified, supplemented or rescinded and remain in full force and effect as of the date hereof. The Board of Directors of Seller has received an opinion of Seller's Financial Advisor to the effect that, as of the date of such opinion, the terms and conditions of the transactions contemplated by this Agreement and the Related Documents are fair, from a financial point of view, to Seller. The foregoing opinion has not been modified, supplemented or rescinded prior to the date of this Agreement.

          (b)    No stockholder or other equityholder approval is required on behalf of Seller for the execution, delivery or performance of this Agreement, the Related Documents or any of the transactions contemplated hereby or thereby, other than the affirmative vote of the holders of a majority of the outstanding shares of Seller's common stock (the "Required Stockholder Vote"). Subject to obtaining the Required Stockholder Vote, the execution and delivery by Seller of this Agreement and the Related Documents to which it is or will become a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of Seller. Seller has all requisite corporate power and authority to enter into this Agreement and the Related Documents to which it is or will become a party and, subject to obtaining the Required Stockholder Vote, to consummate the transactions contemplated hereby and thereby, and this Agreement and such Related Documents have been, or upon execution and delivery thereof will be, duly executed and delivered by Seller. This Agreement and the Related Documents to which Seller is or will become a party are, or upon execution and delivery by Seller thereof will be, the valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except to the extent that enforceability is limited by bankruptcy, insolvency or similar laws affecting creditors' rights and remedies by equitable principles.

        Section 3.3.    Conflicts.    The execution and delivery by Seller of this Agreement and the Related Documents to which it is or will become a party and the consummation of the transactions contemplated hereby and thereby do not and will not:

          (a)    conflict with or result in a breach of the certificate of incorporation, bylaws or other constitutive or organizational documents of Seller;

          (b)    conflict with, result in a default or give rise to any right of termination, cancellation, modification or acceleration under any material note, bond, lease, mortgage, indenture, Contract or other instrument or obligation to which Seller is a party, or by which Seller, the Collaboration or any of the Purchased Assets or Licensed Assets may be bound or affected except as set forth on Schedule 3.3(b);

          (c)    assuming the Required Stockholder Vote is obtained and the filings referred to in Section 5.4 are made, conflict with or violate any material Applicable Law with respect to Seller or any of the Purchased Assets or the Licensed Assets; or

          (d)    result in the creation or imposition of any Lien (other than Permitted Liens) upon any Purchased Asset or Licensed Asset.

        Section 3.4.    Consents.    No consent, approval or authorization of, or registration, declaration or filing with, any Governmental Authority is required to be obtained or made by or with respect to Seller in connection with the execution, delivery and performance of this Agreement, the Related Documents, or the consummation of the transactions contemplated hereby and thereby, other than (a) a proxy statement related to the Seller Stockholders Meeting (together with any amendments thereof or supplements thereto, the "Proxy Statement"), (b) compliance with the rules of The Nasdaq Stock Market Inc., (c) any notices, applications, authorizations or licenses required under Directive 2001/83/EC, Regulation (EC) No. 726/2004, each as amended, and relevant national implementations thereof, (d) those that may be required solely by reason of Buyer's (as opposed to any other third party's) participation in the transactions contemplated by this Agreement and the Related Documents, and (e) those set forth on Schedule 3.4.

        Section 3.5.    Seller Documents; Proxy Statement.

          (a)    Seller has since January 1, 2005 filed all reports, forms, statements, certifications and other documents (collectively, together with all financial statements included or incorporated by reference therein, the "Seller SEC Documents") required to be filed by Seller with the SEC pursuant to the Securities Act of 1933, as amended (together with the rules and regulations of the SEC thereunder, the "Securities Act"), or the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the SEC thereunder, the "Securities Exchange Act"). Each of the Seller SEC Documents, as of its filing date and at each time thereafter when the information included therein was updated in accordance with the rules and regulations of the SEC, complied in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act. None of the Seller SEC Documents, as of their respective filing dates or any date thereafter when the information included therein was required to be updated pursuant to the rules and regulations of the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b)    Each of the financial statements included in the Seller SEC Documents fairly presented in all material respects the financial condition and the results of operations, changes in stockholders' equity and cash flow of Seller as of the respective dates and for the periods indicated therein, all in accordance with United States generally accepted accounting principles (subject in the case of unaudited interim financial statements to the omission of financial statement footnotes and to normal year end audit adjustments).

          (c)    Seller is not subject to any material liabilities or obligations except for (a) liabilities and obligations accrued or reserved for on its financial statements included or otherwise disclosed in the Seller SEC Documents, (b) liabilities and obligations incurred in the ordinary course of business after the date of the most recent financial statements included in the Seller SEC Documents that are similar in nature and amount to the obligations and obligations which arose during the comparable period of time in the immediately preceding fiscal period and (c) other liabilities and obligations which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (d)    Except as set forth on Schedule 3.5(d) and actions taken in connection with its pursuit of the transactions contemplated by this Agreement and the Novo Asset Purchase Agreement, since December 31, 2007, Seller has conducted its business in the ordinary course of business, consistent with past practice, and there has been no event, occurrence or condition that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

        Section 3.6.    Good Title.    Except as set forth on Schedule 3.6, (a) Seller has good and marketable title to, or valid contract rights to, as applicable, all of the Purchased Assets and Licensed Assets, in each case free and clear of all Liens (other than Permitted Liens), and has the power and right to sell, convey, deliver, transfer and assign to Buyer, as applicable, the Purchased Assets and to license or sublicense to Buyer the Licensed Assets, (b) to Seller's Knowledge, there are no adverse claims of ownership to the Purchased Assets or the Licensed Assets (other than any rights to the Licensed Assets by the applicable licensors named in the Third Party License Agreements), and (c) Seller has not received notice that any Person has asserted a claim of ownership or right of possession or use in or to any of the Purchased Assets or the Licensed Assets. At the Closing, Seller will transfer to Buyer, good and marketable title to, or valid contract rights to, as applicable, all of the Purchased Assets, free and clear of all Liens (other than Permitted Liens).

        Section 3.7.    Intellectual Property.

          (a)    Schedule 3.7(a) sets forth a true, accurate and complete list of all registrations, applications for registration and similar filings with any Governmental Authority relating to the Transferred Intellectual Property and the Licensed Assets owned by, Controlled by, or otherwise in the possession of, Seller (which Schedule identifies the applicable serial or other identifying number, country, filing, expiration date and title, if applicable) except for any such registrations or filings that are or were owned or Controlled by Buyer in connection with the Collaboration. Seller has provided true, accurate and complete copies of all such registrations, applications and similar filings to Buyer, and has taken all action necessary to prosecute all of Seller's existing applications and to maintain all such registrations in full force and effect, including having paid all required maintenance fees, and has not taken or failed to take any action that could reasonably be expected to have the effect of waiving any rights to the Transferred Intellectual Property or the Licensed Assets.

          (b)    Schedule 3.7(b) lists all license agreements in respect of any of the Transferred Intellectual Property or Licensed Assets licensed by third parties to Seller as licensee (the "Third Party License Agreements"). The Third Party License Agreements are, and on the Closing Date the Third Party License Agreements will be, (i) in full force and effect, (ii) the valid and binding obligations of Seller and, to Seller's Knowledge, the other parties thereto and (iii) enforceable in accordance with their respective terms, except to the extent that enforceability is limited by bankruptcy, insolvency or similar laws affecting creditors' rights and remedies by equitable principles. There exists no default in the performance by Seller or, to Seller's Knowledge, by any other party under any Third Party License Agreement. Seller has not received any written notice, nor does Seller have any Knowledge, that any party to any of the Third Party License Agreements intends to cancel or terminate any Third Party License Agreement or has or intends to submit to

  Seller any claim of material breach by any such party with respect to the performance of Seller's obligations under any such Third Party License Agreement. None of the Third Party License Agreements have been entered into by Seller other than in the ordinary course of its or their business or other than on an arm's length basis.

          (c)    Except for third party rights under the Third Party License Agreements or as set forth on Schedule 3.7(c), (i) the Transferred Intellectual Property and the Licensed Assets, to Seller's Knowledge, are enforceable and valid, (ii) and Seller's use of the Transferred Intellectual Property and the Licensed Assets has not, and, to Seller's Knowledge, Buyer's use of the Transferred Intellectual Property and the Licensed Assets after the Closing Date in a manner consistent with the uses currently contemplated by the Collaboration shall not, infringe, misappropriate or otherwise conflict with the Intellectual Property rights of other Persons, and (iii) none of the Transferred Intellectual Property or the Licensed Assets are the subject of (A) any pending Action (including, with respect to Patent Rights, inventorship challenges, interferences, reissues, reexaminations and oppositions or similar Actions) or any Order, agreement or other limitation restricting (x) the use of any Transferred Intellectual Property or Licensed Assets in connection with the Collaboration as it has been or is presently conducted by Seller, or (y) the assignment or license thereof by Seller, or (B) any Action or claim of infringement made in writing, any pending Action to which Seller is a party, or, to Seller's Knowledge, any threatened Action or claim. Except as set forth on Schedule 3.7(c), there have been no settlements or agreements reached with respect to any such Actions related to the Transferred Intellectual Property or the Licensed Assets.

          (d)    Except as set forth on Schedule 3.7(d), Seller has not granted any Person any license, right of use or similar rights with respect to any of the Transferred Intellectual Property or Licensed Assets. To Seller's Knowledge, there is no unauthorized use, infringement, misappropriation or violation of any of the Transferred Intellectual Property or the Licensed Assets by any Person.

          (e)    All issuance, renewal, maintenance and other material payments that are or have become due with respect to the Transferred Intellectual Property and the Licensed Assets have been timely paid by or on behalf of Seller. All documents, certificates and other material in connection with the Transferred Intellectual Property and the Licensed Assets have, for the purposes of maintaining such Transferred Intellectual Property and Licensed Assets, been filed in a timely manner with the relevant Governmental Authorities.

          (f)    The Transferred Intellectual Property and the Licensed Assets together comprise all of the Intellectual Property rights owned or Controlled by Seller relating to G-CSF.

          (g)    The representations and warranties set forth in this Section 3.7 constitute the exclusive representations and warranties made by Seller with respect to Intellectual Property matters.

        Section 3.8.    Compliance with Applicable Law.    The Seller Collaboration Activities and the other business activities of Seller related to the Purchased Assets and the Licensed Assets have been and are conducted by Seller in all material respects in compliance with Applicable Law.

        Section 3.9.    Litigation.    There are no material Actions relating to the Purchased Assets or the Licensed Assets involving Seller or, to Seller's Knowledge, any director or executive officer of Seller, pending or, to Seller's Knowledge, threatened before any Governmental Authority as of the date of this Agreement. There is no Action pending, or to Seller's Knowledge, threatened before any Governmental Authority, and there is no claim, investigation or administrative action of any Governmental Authority pending, or to Seller's Knowledge, threatened, that could reasonably be expected to have a Material Adverse Effect. There is no outstanding Order of any Governmental Authority against Seller that could reasonably be expected to result in a Material Adverse Effect.

        Section 3.10.    Insurance.    Seller has maintained commercial general liability insurance in accordance with Section 20.7.1 of the Collaboration Agreement. Each such policy is valid and binding, and is or has been in effect during the entire policy period stated therefor. All such insurance policies are in the name of Seller and all premiums with respect to such policies are, and as of the Closing Date will be, paid in full. Seller has not received notice of cancellation or termination of any such policy, nor has it been denied or had revoked or rescinded any policy of insurance.

        Section 3.11.    Taxes.

          (a)    Seller has timely paid all material Taxes that will have been required to be paid by it in respect of the Purchased Assets, the Licensed Assets and Seller's business in which the Purchased Assets and the Licensed Assets are used, the non-payment of which would result in a Lien on any Purchased Asset or Licensed Asset, would otherwise adversely affect the Purchased Assets or the Licensed Assets or would result in Buyer becoming liable or responsible therefor. All material Tax Returns of Seller required to be filed with respect to the Purchased Assets, the Licensed Assets and Seller's business in which the Purchased Assets and the Licensed Assets are used have been timely filed in accordance with Applicable Laws, each such Tax Return is accurate and complete in all material respects and all Taxes shown as due with respect to the taxable periods covered by such Tax Returns have been timely paid by Seller (except for Taxes being contested in good faith). No written claim has ever been made by a Governmental Authority in a jurisdiction where Seller does not file a Tax Return with respect to the Purchased Assets, the Licensed Assets or Seller's business in which the Purchased Assets and the Licensed Assets are used that it is or may be subject to taxation by that jurisdiction. Seller has not requested an extension of time within which to file any Tax Return with respect to the Purchased Assets, the Licensed Assets or the business in which the Purchased Assets and the Licensed Assets are used which has not since been filed.

          (b)    All material Taxes that Seller is required by Applicable Law to withhold or collect with respect to the Purchased Assets, the Licensed Assets and Seller's business in which the Purchased Assets and the Licensed Assets are used, including sales and use Taxes and amounts required to be withheld or collected in connection with any amount paid or owing to any employee, independent contractor, creditor, stockholder or other Person, have been duly withheld or collected, and all such amounts have been paid over to the proper Governmental Authority or, to the extent not yet due and payable, does not exceed the reserve for tax liability.

          (c)    Seller has received no written notice concerning any ongoing or pending federal, state, local or foreign audits, proceedings or Actions with respect to Tax matters relating to the Purchased Assets, the Licensed Assets and the business in which the Purchased Assets and the Licensed Assets are used.

          (d)    The Seller has not entered into any transaction that is a "reportable transaction" (as defined in Treas. Reg. § 1.6011-4, as modified by periodically issued IRS guidance).

        Section 3.12.    Brokers.    No agent, broker, firm or other Person acting on behalf, or under the authority, of Seller is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated hereby, other than Seller's Financial Advisor (which fees and expenses shall be borne by Seller).

        Section 3.13.    Regulatory Matters.

          (a)    No Governmental Authority has notified Seller, and Seller is not otherwise aware, that the conduct of the Seller Collaboration Activities as they have been or are presently conducted by Seller were or are in violation of any Applicable Law or the subject of any investigation.

          (b)    Neither Seller nor, to Seller's Knowledge, any of the Employees that conducted any Seller Collaboration Activities, has been disqualified, debarred or voluntarily excluded by the FDA or any other Governmental Authority for any purpose, or has been charged with or convicted under United States federal law for conduct relating to the development or approval, or otherwise relating to the regulation, of any drug product under the Generic Drug Enforcement Act of 1992, the Act or any other Applicable Law. Seller has not, and to Seller's Knowledge no Employee has, received any notice to such effect.

        Section 3.14.    Solvency.    Seller is not insolvent, and shall not be rendered insolvent by any of the transactions contemplated by this Agreement or the Related Documents. As used in this Section 3.14, "insolvent" means that the sum of the debts and other liabilities and obligations of Seller exceeds the present fair saleable value of Seller's assets. Immediately after giving effect to the consummation of the transactions contemplated by this Agreement and the Related Documents, (a) Seller will be able to pay its liabilities and obligations as they become due in the usual course of its business, (b) Seller will not have unreasonably small capital with which to conduct its business, (c) Seller will have assets (calculated at fair market value) that exceed its liabilities and obligations and (d) taking into account all pending and threatened litigation, final judgments against Seller in actions for money damages are not reasonably anticipated to be rendered at a time when, or in amounts such that, Seller shall be unable to satisfy any such judgment promptly in accordance with its terms (taking into account an estimated probable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered) as well as all other obligations of Seller. The cash available to Seller is and shall be sufficient to pay all such liabilities, obligations and judgments promptly in accordance with their terms.

        Section 3.15.    Novo Asset Purchase Agreement.    Seller has delivered to Buyer a correct and complete copy of the Novo Asset Purchase Agreement, including all schedules and attachments, as in effect as of the date of this Agreement. The Novo Asset Purchase Agreement constitutes the sole agreement between Seller and Novo or its Affiliates with respect to the purchase and sale of the Novo Transferred Assets as contemplated by the Novo Asset Purchase Agreement. The Novo Asset Purchase Agreement is a legal, valid, binding and enforceable obligation of Seller and, to Seller's Knowledge, Novo, and is in full force and effect. Neither Seller nor, to Seller's Knowledge, Novo is in breach or default under the Novo Asset Purchase Agreement, and no event has occurred or circumstance exists that (with or without notice, lapse of time or both) would constitute a breach or default by Seller or, to the Seller's Knowledge, by Novo or permit termination, cancellation, acceleration, suspension or modification of any obligation or loss of any material benefit under, result in any payment becoming due under, result in the imposition of any Liens (other than Permitted Liens) on any of the Purchased Assets or Licensed Assets, or otherwise give rise to any right on the part of Novo to exercise any remedy or obtain any relief under the Novo Asset Purchase Agreement, nor has the Seller given or received notice or other communication alleging the same, except for any such event that would not be reasonably expected to have a materially adverse effect on the rights or interests of Buyer under this Agreement or any of the Related Documents.

        Section 3.16.    No Implied Warranty.    BUYER ACKNOWLEDGES THAT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, SELLER HAS MADE NO REPRESENTATIONS OR WARRANTY WHATSOEVER AND BUYER HAS NOT RELIED ON ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, EXCEPT THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT, INCLUDING WARRANTIES AS TO THE FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR CONDITION OF THE PURCHASED ASSETS OR THE LICENSED ASSETS OR AS TO ANY OTHER MATTER.

 ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER

        Buyer represents and warrants to Seller that each statement contained in this Article IV is true and correct as of the date hereof and as of the Closing Date, with each such representation and warranty subject to the disclosure Schedules of Buyer referenced in such representation or warranty.

        Section 4.1.    Organization, Standing and Power.    Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

        Section 4.2.    Authority; Binding Agreements.    The execution and delivery by Buyer of this Agreement and the Related Documents to which it is or will become a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of Buyer. Buyer has all requisite power and authority to enter into this Agreement and the Related Documents to which it is or will become a party and to consummate the transactions contemplated hereby and thereby, and this Agreement and such Related Documents have been, or upon execution and delivery thereof will be, duly executed and delivered by Buyer. No stockholder or other equityholder approval is required on behalf of Buyer for the execution, delivery or performance of this Agreement and such Related Documents. This Agreement and the Related Documents to which Buyer is or will become a party are, or upon execution and delivery thereof will be, the valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, except to the extent that enforceability is limited by bankruptcy, insolvency or similar laws affecting creditors' rights and remedies by equitable principles.

        Section 4.3.    Conflicts.    The execution and delivery by Buyer of this Agreement and the Related Documents to which it is or will become a party, the consummation of the transactions contemplated hereby and thereby and compliance by Buyer with the provisions hereof and thereof do not and will not:

          (a)    conflict with or result in a breach of the constitutive or organizational documents of Buyer;

          (b)    conflict with, result in a default or give rise to any right of termination, cancellation, modification or acceleration under any Contract to which Buyer is a party or by which any of its properties or assets is bound;

          (c)    conflict with or violate any material Applicable Law with respect to Buyer or Buyer's properties or assets; or

          (d)    result in the creation or imposition of any Lien upon any of Buyer's properties or assets.

        Section 4.4.    Consents.    No Consent of, or registration, declaration or filing with, any Governmental Authority or any other third party is required to be obtained or made by or with respect to Buyer in connection with the execution, delivery and performance of this Agreement or the Related Documents or the consummation of the transactions contemplated hereby or thereby other than (a) any notices, applications, authorizations or licenses required under Directive 2001/83/EC, Regulation (EC) No. 726/2004, each as amended, and relevant national implementations thereof, and (b) those that may be required solely by reason of Seller's (as opposed to any third party's) participation in the transactions contemplated by this Agreement and the Related Documents.

        Section 4.5.    Brokers.    No agent, broker, investment banker, firm or other Person acting on behalf, or under the authority, of Buyer is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated hereby.

        Section 4.6.    Litigation.    There is no Action pending, or to Buyer's Knowledge, threatened before any Governmental Authority, and there is no claim, investigation or administrative action of any Governmental Authority pending, or to Buyer's Knowledge, threatened, that could reasonably be expected to result in restraining, enjoining or otherwise preventing the completion by Buyer of the transactions contemplated by this Agreement or the Related Documents, nor, to Buyer's Knowledge, is there any reasonable basis on which any such Action may be brought in the future.

        Section 4.7.    Availability of Funds.    Buyer has cash available or has current access to funds under existing borrowing facilities that together are sufficient to enable it to consummate the transactions contemplated by this Agreement and the Related Documents.

        Section 4.8.    No Implied Warranty.    SELLER ACKNOWLEDGES THAT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT OR IN THE RELATED DOCUMENTS, BUYER HAS MADE NO REPRESENTATIONS OR WARRANTY WHATSOEVER AND SELLER HAS NOT RELIED ON ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED.

ARTICLE V
ADDITIONAL AGREEMENTS

        Section 5.1.    Obligation to Consummate Transaction.    Each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to the extent permissible under Applicable Law, to consummate and make effective the transactions contemplated by this Agreement and Related Documents as expeditiously as practicable and to ensure that the conditions set forth in Article VI are satisfied, insofar as such matters are within the control of such party. Without limiting the foregoing, within five (5) Business Days after the date of this Agreement, Seller shall deliver written notice of the transactions contemplated by this Agreement, in form and substance reasonably satisfactory to Buyer, to each of the licensors under the Third Party License Agreements from which consent is not required and shall thereafter use its commercially reasonable efforts to obtain a written consent to the transactions contemplated by this Agreement, including the assignment of the Third Party License Agreements to Novo, under each of the Third Party License Agreements under which such consent is required.

        Section 5.2.    Confidentiality.    The parties hereby agree that any information exchanged between the parties hereto pursuant to or in connection with this Agreement shall be held subject to and in accordance with the confidentiality, non-disclosure and non-use obligations set forth in the Existing Confidentiality Agreement for the period prior to the Closing. From and after the Closing Date, the Existing Confidentiality Agreement shall terminate and the rights and obligations of Seller, Buyer and Novo with respect to confidentiality, access and use of information shall be governed under a Post-Closing Confidentiality Agreement to be entered into as of the Closing Date by Seller, Buyer and Novo (the "Post-Closing Confidentiality Agreement").

        Section 5.3.    Access to Information.    From the date hereof to the Closing Date, Seller shall, and shall cause its employees and representatives to, afford to Buyer and its Affiliates and their respective accountants, counsel and other authorized representatives reasonable access, upon reasonable prior notice during normal business hours, to the properties, books and records related to the Purchased Assets and the Licensed Assets; provided, however, that such access does not unreasonably disrupt the normal operations of Seller. All out-of-pocket expenses incurred by Seller in connection with this Section 5.3 shall be borne by Buyer. Nothing contained in this Section 5.3 shall obligate Seller to breach any duty of confidentiality owed to any person whether such duty arises contractually, statutorily or otherwise, or to waive any attorney-client privilege.

        Section 5.4.    Preparation of Proxy Statement; Stockholders Meeting.

          (a)    As soon as practicable after the date hereof, Seller shall prepare and file with the SEC a Proxy Statement. Seller and Buyer shall cooperate with each other in the preparation of the Proxy Statement and without limiting the generality of the foregoing, Seller shall consult with Buyer prior to filing the Proxy Statement (or any amendment or supplement thereto) with the SEC and shall consider in good faith including any reasonable comments of Buyer relating thereto, and Buyer shall, in a timely manner, furnish to Seller the information relating to Buyer required by the Securities Exchange Act, to be set forth in the Proxy Statement. Unless the Board of Directors of Seller has effected a Change in Recommendation in accordance with Section 5.12(c), the Proxy Statement shall include the Recommendation of the Board of Directors of Seller. The Proxy Statement shall additionally include a copy of the opinion of the Seller's Financial Advisor to the Board of Directors of Seller with respect to the fairness of the transactions contemplated by this Agreement and the Related Documents.

          (b)    Seller shall use its commercially reasonable efforts to respond promptly to any comments made by the SEC with respect to the Proxy Statement. Seller shall use its commercially reasonable efforts to cause the Proxy Statement to be mailed to its stockholders as promptly as practicable following the filing thereof with the SEC and the resolution of any comments thereon by the SEC. Seller shall advise Buyer promptly after it receives notice of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information and Seller shall consult with Buyer prior to responding to any of the foregoing and shall consider in good faith including any reasonable comments of Buyer relating to any such responses. The Proxy Statement and any amendments or supplements to the Proxy Statement will, when filed, comply as to form in all material respects with the applicable requirements of the Securities Exchange Act. The information supplied by Buyer for inclusion in the Proxy Statement or any amendment or supplement to the Proxy Statement, will not, on the date it is first mailed to Seller's stockholders, on the date the Seller's stockholders vote on this Agreement and at the Closing, contain any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will not at the time of the Seller Stockholders Meeting, omit to state any material fact necessary to correct any statement in any earlier communication with respect to the Seller Stockholders Meeting that shall have become false or misleading in any material respect. If at any time prior to the Closing Date any information relating to Seller or Buyer, or any of their respective Affiliates, officers or directors, is discovered by Seller or Buyer that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Applicable Law, disseminated to the stockholders of Seller.

          (c)    Seller shall, as soon as practicable after the date hereof, and in accordance with Seller's certificate of incorporation and bylaws and Applicable Law, establish a record date (which will be as soon as practicable after the date hereof) for, duly call, and give notice of, a meeting of its stockholders (the "Seller Stockholders Meeting") for the purpose of considering and taking action upon this Agreement and the transactions contemplated hereby.

          (d)    As soon as practicable following the date on which the Proxy Statement is mailed to Seller's stockholders, Seller shall convene and hold the Seller Stockholders Meeting. Once the Seller Stockholders Meeting has been called and noticed, except pursuant to the following sentence, Seller shall not postpone or adjourn the Seller Stockholders Meeting without the consent of Buyer, which consent shall not be unreasonably withheld or delayed. If a quorum of stockholders has not been obtained by the scheduled date for the Seller Stockholders Meeting, or supplemental or amended proxy materials are required to be filed with the SEC or disseminated to Seller's stockholders prior to the Seller Stockholders Meeting, then Seller shall postpone or adjourn the Seller Stockholder Meeting until such time as a quorum is obtained or a period complying with Applicable Law is permitted for the filing or dissemination of such supplemental or amended proxy materials. In the event that the Seller Stockholders Meeting is delayed to a date after the End Date (as defined in Section 7.1(b)) as a result of any adjournment or postponement pursuant to this Section 5.4(d), then the End Date shall be extended to the fifth (5th) Business Day after the date on which the Sellers Stockholder Meeting is convened and a vote by the stockholders of Seller on the proposal set forth in the Proxy Statement is taken.

          (e)    Unless the Board of Directors of Seller has effected a Change in Recommendation in accordance with Section 5.12(c), Seller shall use its commercially reasonable efforts to solicit from stockholders of Seller proxies in favor of the approval of this Agreement and the transactions contemplated hereby and shall take all other action necessary or advisable to secure the Required Stockholder Vote. Seller shall engage a proxy solicitor to solicit proxies on behalf of Seller in connection with the Seller Stockholders Meeting. Unless the Board of Directors of Seller has effected a Change in Recommendation in accordance with Section 5.12(c), Seller shall use its commercially reasonable efforts, including by attending in person meetings, participating in phone conferences and providing requested information, to cause any proxy advisory firms advising their clients in connection with the Seller Stockholders Meeting to recommend that client stockholders vote in favor of the approval of this Agreement and the transactions contemplated hereby.

        Section 5.5.    Standstill Agreement.    During the period commencing on the date of this Agreement and ending on the earlier of the termination of this Agreement, the Closing Date or the date of any Change in Recommendation, except with respect to the transactions contemplated hereby, Buyer shall not, and shall cause its Affiliates not to, directly or indirectly, alone or in concert with others, without the prior written consent of Seller or its Board of Directors: (i) effect, acquire or agree, offer, seek or propose to effect or acquire, or cause to be acquired, directly or indirectly, by purchase or otherwise, ownership (including beneficial ownership as defined in Rule 13d-3 under the Exchange Act) of any voting securities or direct or indirect rights or options to acquire any voting securities of Seller, or of any successor to or person in control of Seller, any of the assets or businesses of Seller or of any such successor or controlling person, or any bank debt, claims or other obligations, (ii) effect or agree, offer, seek or propose to effect any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Seller; (iii) seek or propose to influence or control the management or policies of Seller or to obtain representation on Seller's Board of Directors, or solicit, or participate in the solicitation of, any proxies or consents with respect to any securities of Seller; (iv) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving Seller or its securities or assets; (v) enter into any discussions, negotiations, arrangements or understandings with, or otherwise assist or encourage, any third party with respect to any of the foregoing, or otherwise form, join or in any way participate in a "group" (as defined in Section 13(d)(3) of the Exchange Act) in connection with any of the foregoing; or (vi) seek or request permission or participate in any effort to do any of the foregoing or make, or seek permission to make, any public announcement with respect to the foregoing.

        Section 5.6.    Certain Tax Matters.

          (a)    Transfer Taxes.    All recordation, transfer, documentary, excise, sales, value added, use, stamp, conveyance or other similar Taxes, duties or governmental charges, and all recording or filing fees or similar costs, imposed or levied by reason of, in connection with or attributable to this Agreement and the Related Documents or the transactions contemplated hereby and thereby, including the recordation and transfer fees with respect to the recordation of the assignment of the Transferred Patent Rights (including foreign associate charges, legalization fees, and patent office charges associated with recording the assignment of the Transferred Patent Rights) (collectively, "Transfer Taxes") shall be borne equally by Buyer and Seller; provided, however, that Buyer and Seller shall be responsible for costs and expenses incurred in connection with transferring the Transferred Patent Rights in accordance with Section 5.8.

          (b)    Allocation of Taxes.    All real property, personal property and similar ad valorem obligations levied with respect to the Purchased Assets for a taxable period that includes (but does not end on) the Closing Date (collectively, the "Apportioned Obligations") shall be apportioned between Seller and Buyer based on the number of days of such taxable period after the Closing Date (such portion of such taxable period, the "Post-Closing Tax Period") and the number of days of such taxable period in a Pre-Closing Tax Period. Seller shall be liable for the proportionate amount of such Apportioned Obligations that is attributable to the Pre-Closing Tax Period, and Buyer shall be liable for the proportionate amount of such Apportioned Obligations that is attributable to the Post-Closing Tax Period.

          (c)    Apportioned Obligations and Transfer Taxes.    Apportioned Obligations and Transfer Taxes shall be timely paid, and all applicable filings, reports and Tax Returns shall be filed, as provided by Applicable Law. The paying party shall be entitled to reimbursement from the non-paying party in accordance with Section 5.6(b). Upon payment of any such Apportioned Obligation or Transfer Tax, the paying party shall present a statement to the non-paying party setting forth the amount of reimbursement to which the paying party is entitled under Section 5.6(b), together with such supporting evidence as is reasonably necessary to calculate the amount to be reimbursed. The non-paying party shall make such reimbursement promptly but in no event later than ten (10) days after the presentation of such statement.

          (d)    Tax Withholding.    Buyer and Seller agree that all payments under this Agreement will be made without any deduction or withholding for or on account of any Taxes or other amounts unless required by Applicable Law. In the event Buyer determines, after consultation with Seller, that it is required under Applicable Law to withhold and pay any Tax to any Governmental Authority in respect of any payments made to Seller, the amount of such Tax shall be deducted by Buyer and paid to the relevant Governmental Authority, and Buyer shall notify Seller thereof and shall promptly furnish to Seller all copies of any Tax certificate or other documentation evidencing such withholding. Buyer shall not be required to pay any additional amounts to Seller in respect of any amounts paid to any Governmental Authority pursuant to the immediately preceding sentence. In the event that any withholding Tax shall subsequently be found to be due, payment of such Tax shall be the responsibility of Seller. The parties agree to reasonably cooperate with each other, including by completing or filing documents required under the provisions of any applicable income Tax treaty or Applicable Law, to claim any applicable exemption from, or reduction or refund of, any such applicable Taxes.

          (e)    Bulk Sales.    The parties hereby waive compliance with any Uniform Commercial Code bulk sales or comparable statutory provisions of each applicable jurisdiction.

          (f)    Cooperation and Exchange of Information.    Each of Seller and Buyer shall (i) provide the other with such assistance as may reasonably be requested by the other party in connection with the preparation of any Tax Return, application for exemption or refund, audit or other examination by any taxing authority or Action relating to liability for Taxes in connection with the Purchased Assets or the Licensed Assets, (ii) retain and provide the other with any records or other information that may be relevant to such Tax Return, application, audit or examination, Action or determination, and (iii) provide the other with any final determination of any such application, audit or examination, Action or determination that affects any amount required to be shown on any Tax Return of the other for any period.

        Section 5.7.    Public Announcements.    Promptly following the execution of this Agreement, the parties shall issue a joint press release with respect to the transactions contemplated hereby in form and substance mutually agreed by the parties. Subject to the foregoing and except for the Proxy Statement and any other filings required to be made with the SEC, neither party shall issue or permit any of their respective Affiliates to issue any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party, except as may be required by Applicable Laws (in which case the party required to make the release or statement shall allow the other party reasonable time to comment on such release or statement in advance of such issuance).

        Section 5.8.    Cooperation in Patent Transfer and Assignment.    As of the Closing Date, Seller shall, at its sole cost and expense, cause its patent attorneys and agents to transfer to Buyer or its designees the prosecution and maintenance of all files for all Transferred Patent Rights. Prior to the Closing Date, Seller shall, at its sole cost and expense, prepare patent assignment agreements with respect to the assignment and transfer of the Transferred Patent Rights to Buyer in the jurisdictions requested by Buyer within ten (10) Business Days after the date hereof, in form and substance reasonably satisfactory to Buyer. Buyer shall be responsible, at its sole cost and expense, for recording the patent assignment agreements prepared by Seller and its patent attorneys and agents with respect to all Patent Rights included in the Purchased Assets from Seller to Buyer, including foreign associate charges, legalization fees, and patent office charges associated with recording the patent assignment agreements. Subject to Section 6.6, upon the reasonable request of Buyer, Seller and its patent attorneys and agents will cooperate with Buyer following the Closing Date to prepare any additional documentation required to record and give effect to the assignment of the Transferred Patent Rights in accordance with this Agreement.

        Section 5.9.    Technical Transition.    During the period beginning on the date of this Agreement and ending thirty (30) days after the Closing Date (the "Technical Transition Period"), Seller shall provide technical assistance to the employees and agents of Buyer and its Affiliates as may be reasonably required to ensure an efficient and orderly transition of the Transferred Intellectual Property to Buyer, or Buyer's designee. During the Technical Transition Period, Seller agrees to use reasonable efforts to continue to make available to Buyer those of Seller's Employees with training and experience relating to the Purchased Assets, including those persons listed on Schedule 5.9 (the "Technical Transition Employees"). Seller will make reasonable efforts to retain or have access to the Technical Transition Employees, including using its commercially reasonable efforts to structure the incentive compensation, stay bonuses or other similar payments to such Employees to be payable in whole or in substantial part as of the end of the Technical Transition Period; provided, however, that Seller shall be relieved of its obligations with respect to any Technical Transition Employees who are hired by Buyer or who contract directly with Buyer and Seller shall cooperate with Buyer in its efforts to secure the services of any such Employees. Buyer shall reimburse Seller promptly for any and all out-of-pocket costs and expenses, including salary and other compensation (but exclusive of incentive pay, stay bonuses or other similar payments) due to any Technical Transition Employees during the Technical Transition Period pursuant to this Section 5.9 from and after the Closing Date.

        Section 5.10.    Termination of the Collaboration Agreement.    Buyer and Seller hereby mutually agree to terminate the Collaboration Agreement in all respects effective as of the Closing Date. Buyer and Seller further acknowledge and agree that effective as of the Closing Date (a) neither party shall be deemed a Continuing Licensee (as defined in the Collaboration Agreement) under Section 24 of the Collaboration Agreement, (b) neither party shall be entitled to the termination fee set forth in Section 24.10 thereof, and (c) all other continuing obligations of the parties under the Collaboration Agreement that by the terms thereof survive termination shall have no further force and effect from and after the Closing Date. If the Closing does not occur for any reason, the Collaboration Agreement shall continue in full force and effect in accordance with its terms and conditions. In connection with such terminations, Buyer and Seller hereby each mutually release the other as of the Closing Date from their respective obligations under the Collaboration Agreement. Notwithstanding the foregoing, if the Closing occurs, any internal costs incurred by Seller under the Collaboration Agreement described in clause (iii) of the definition of Allowable Costs (as defined in the Collaboration Agreement) after May 9, 2008 shall not be due and payable by Buyer upon the termination of the Collaboration Agreement; provided, however, that any obligations of Buyer to reimburse Seller for third party costs and expenses incurred by Seller pursuant to the Collaboration Agreements prior to the Closing Date shall survive termination of the Collaboration Agreements.

        Section 5.11.    Further Assurances.    Subject to the terms of this Agreement, each of Buyer and Seller shall execute such documents and other instruments and take such further actions as may be reasonably required to carry out the provisions hereof and to consummate the transactions contemplated by this Agreement and the Related Documents.

        Section 5.12.    Acquisition Proposals.

          (a)    Seller, and each of its directors, officers, employees, financial advisors, attorneys, accountants and consultants, shall immediately cease any discussions or negotiations presently being conducted with respect to any Acquisition Proposal. Seller shall not and shall use its commercially reasonable efforts to cause its directors, officers, employees, financial advisors, attorneys, accountants and consultants not to, directly or indirectly (i) initiate, solicit, knowingly take any action to facilitate or knowingly encourage any inquiries with respect to, or the making of, any Acquisition Proposal, (ii) engage in any negotiations or discussions with, furnish any information or data to or enter into any letter of intent (except for the confidentiality agreement contemplated by Section 5.12(b) subject to compliance with this Section 5.12(a)), agreement in principle, acquisition agreement or similar agreement with any party relating to any Acquisition Proposal, (iii) grant any waiver or release under any standstill or similar agreement with respect to acquisitions of Seller's common stock or other securities by any party other than Buyer or (iv) propose publicly or agree to do any of the foregoing related to any Acquisition Proposal. Seller shall be responsible for any breach of the provisions of this Section 5.12 by any director, executive officer, financial advisor, attorney, accountants or consultant of Seller.

          (b)    Notwithstanding anything to the contrary contained in this Section 5.12, Seller may engage in discussions or negotiations with, and furnish information and data to, any party that submits an unsolicited written Acquisition Proposal after the date of this Agreement and on or prior to the date of the Seller Stockholders Meeting or any adjournment thereof (the "Applicable Period") if (i) the Board of Directors of Seller determines in good faith that such Acquisition Proposal constitutes or is reasonably likely to result in a Superior Acquisition Proposal, (ii) the Board of Directors of Seller determines in good faith that the failure to take such action would result in a breach of the fiduciary duties of the Board of Directors under Applicable Law, (iii) prior to providing any material, non-public information regarding Seller, Seller receives from the party submitting such Acquisition Proposal an executed confidentiality agreement containing provisions that are no less favorable to Seller than the provisions contained in the Existing Confidentiality Agreement, and which permits Seller to perform and comply with its obligations under this Agreement, and (iv) at least forty-eight (48) hours has elapsed from the time Seller shall have provided Buyer with notice of such determination by the Board of Directors of Seller.

  Any such determination by the Board pursuant to this Section 5.12(b) shall be made after consultation with its legal advisors and consultants to the extent it deems appropriate.

          (c)    Notwithstanding anything to the contrary contained in this Section 5.12, if at any time during the Applicable Period and after receipt of a Superior Acquisition Proposal the Board of Directors of Seller, in the exercise of its fiduciary duties, determines in good faith that to do otherwise would likely result in a breach of its fiduciary duties under Delaware law, the Board of Directors of Seller may, pursuant to this Section 5.12, fail to make, withdraw or modify in a manner adverse to Buyer its Recommendation to Seller's stockholders for approval of this Agreement (a "Change in Recommendation").

          (d)    Notwithstanding anything to the contrary contained in this Section 5.12, the Board of Directors of Seller may terminate this Agreement in accordance with Section 7.1(g), if (i) Seller has received an unsolicited written Acquisition Proposal during the Applicable Period, (ii) the Applicable Period has not expired prior to the date of termination, (iii) the Board of Directors of Seller determines in good faith that such Acquisition Proposal constitutes a Superior Acquisition Proposal (after taking into account any changes in the terms and conditions of this Agreement proposed by Buyer in accordance with Section 5.12(e)) and (iv) the Board of Directors of Seller determines in good faith that the failure to take such action would result in a breach of the fiduciary duties of the Board of Directors under Delaware law.

          (e)    Seller shall provide Buyer with not less than three (3) Business Days prior written notice of its determination to take any action referred to in Section 5.12(c) or (d). Seller's notice shall include a description of the reasons for any Change in Recommendation and a copy of the most recent version of any written agreement relating to the Superior Acquisition Proposal, which may be redacted to conceal the identity of the party submitting the Superior Acquisition Proposal. If requested by Buyer after the delivery of such notice, Seller shall engage in reasonable, good faith negotiations with Buyer regarding any modifications to the terms and conditions of this Agreement proposed by Buyer. If Buyer proposes any such modifications to the terms and conditions of this Agreement prior to the expiration of the three (3) Business Day period following delivery of Seller's notice and such modifications were material, Seller may not take any action referred to in Section 5.12(c) or (d) unless and until the Board of Directors of Seller determines in good faith that the Acquisition Proposal resulting in the proposed Change in Recommendation or termination pursuant to Section 5.12(d) continues to constitute a Superior Acquisition Proposal, after taking into account any changes in the terms and conditions of this Agreement proposed by Buyer in accordance with this Section 5.12(e). If any material modifications are made to the terms and conditions of any Acquisition Proposal after the date notice thereof is provided by Seller to Buyer pursuant to this Section 5.12(e), then Seller shall again be required to comply with the provisions of this Section 5.12(e) with respect to such modified Acquisition Proposal.

          (f)    Seller shall, within twenty-four (24) hours after its receipt of any written Acquisition Proposal, provide Buyer with a copy of such Acquisition Proposal or, in connection with any non-written Acquisition Proposal, a written statement setting forth in reasonable detail the material terms and conditions of such Acquisition Proposal. Seller shall furnish to Buyer copies of any written proposals and draft documentation or, if drafted, written summaries of any material oral inquiries or discussions involving the Acquisition Proposal. If Seller provides any non-public information to any party submitting an Acquisition Proposal that has not previously been provided to Buyer, Seller shall provide a copy of such information to Buyer within twenty-four (24) hours after the time it is first provided to such other party. Posting such documents in a virtual data room which is accessible by Buyer shall constitute delivery of such information.

          (g)    Nothing in this Section 5.12 shall prevent the Board of Directors of Seller from taking, and disclosing to Seller's stockholders, a position contemplated by Rules 14d-9 and 14e-2 promulgated under the Securities Exchange Act with respect to any unsolicited tender offer publicly announced during the Applicable Period; provided that, any such disclosure, other than (i) a "stop, look and listen" or similar communication of the type contemplated by Rule 14d-9(f) promulgated under the Securities Exchange Act, (ii) an express rejection of such tender offer or (iii) an express reaffirmation of the Seller's Board of Directors' recommendation to Seller's stockholders for approval of this Agreement, shall be deemed a Change in Recommendation..

          (h)    For the purposes of this Section 5.12, the Board shall be deemed to act in good faith if it acts (i) by majority vote of directors in a duly called meeting at which a quorum is present and (ii) after consultation with its outside legal and financial advisors.

        Section 5.13.    Insurance.

          (a)    Prior to Closing, Seller shall use its reasonable best efforts to purchase a representation and warranty insurance policy for the benefit of Buyer issued by a reputable insurer or insurers reasonably satisfactory to Buyer (the "Representation and Warranty Policy") with respect to Losses suffered or incurred by Buyer or its Affiliates as a result of any inaccuracy in or breach of any representation or warranty of the Seller contained in this Agreement. The Representation and Warranty Insurance Policy shall provide that (i) Buyer shall not be entitled to coverage unless and until the aggregate Losses for which the Buyer would otherwise be entitled to coverage exceed $500,000 generally and $1,500,000 for breaches of Section 3.7 (at which point Buyer shall be entitled to coverage only for those Losses that exceed the foregoing deductible amount), (ii) the aggregate amount of Losses with respect to which Buyer shall be entitled to coverage shall be $4,000,000 and (iii) Buyer shall not be entitled to assert any claim pursuant to the Representation and Warranty Policy following the second anniversary of the Closing Date. The terms and conditions of the Representation and Warranty Coverage will in all other respects be in customary form reasonably satisfactory to Buyer upon terms consistent with the Non-Binding Indication Letter dated September 17, 2008. The cost of the foregoing Representation and Warranty Policy, including any associated surplus lines or premium Tax or other applicable Tax, fee or surcharge, shall be borne by Seller.

          (b)    Buyer shall be entitled to indemnification pursuant to this Agreement for all Losses suffered or incurred by Buyer or any of its Affiliates; provided that in accordance with Section 8.2, from and after the Closing Date, Seller shall have no liability to Buyer with respect to any inaccuracy or breach of any of the representations or warranties of Seller in this Agreement or any Related Agreement, and Buyer's sole recourse and remedy with respect to any such inaccuracy or breach shall be to asset a claim or claims for coverage pursuant to the Representation and Warranty Policy.

          (c)    Prior to Closing, Seller shall use its reasonable best efforts to purchase from its existing liability insurer or another reputable insurer or insurers reasonably satisfactory to Buyer extended reporting or "tail" coverage with respect to its clinical trial liability insurance policies in effect for all periods during which Seller was conducting human clinical trials (the "Tail Policy"). The Tail Policy shall name Buyer as an additional insured party and shall otherwise be reasonably satisfactory to Buyer. The cost of the foregoing Tail Policy shall be borne by Seller.

        Section 5.14.    Amendments to Novo Asset Purchase Agreement.    If Seller enters into any amendment, modification, waiver or supplement in connection with the Novo Asset Purchase Agreement after the date of this Agreement, Seller shall promptly provide Buyer with a correct and complete copy of the document or documents evidencing such action.

        Section 5.15.    Notice of Certain Events. Each party shall promptly notify the other party of:

          (a)    any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or any of the Related Documents;

          (b)    any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement or any of the Related Documents;

          (c)    any actions, suits, claims, investigations or proceedings commenced or, to the knowledge of either party, threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Article 3 or 4, or that relate to the consummation of the transactions contemplated by this Agreement or any of the Related Documents;

          (d)    with respect to Seller only, any inaccuracy of any representation or warranty contained in this Agreement at any time during the term hereof that could reasonably be expected to cause the condition set forth in Section 6.2(b) not to be satisfied; and

          (e)    any failure of either party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder;

        The delivery of any notice pursuant to this Section 5.15 shall not limit or otherwise affect the remedies otherwise available hereunder to the party receiving that notice; provided, however, that to the extent such notice relates to an Excluded Liability for which Seller agrees to accrue a commercially reasonable reserve or relates to an Excluded Asset (other than a Licensed Asset), such disclosure shall not result in Buyer's ability not to close the transactions contemplated by this Agreement and the Related Documents; provided, further, that any notice required by clause (d) may be satisfied by delivery of updated Schedules by the notifying party.

ARTICLE VI
CONDITIONS PRECEDENT

        Section 6.1.    Conditions to Obligations of Buyer and Seller.    The obligations of Buyer and Seller to complete the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions:

          (a)    Required Stockholder Vote.    The Required Stockholder Vote shall have been obtained;

          (b)    No Adverse Law; No Injunction.    No Applicable Law shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits the consummation of all or any part of the transactions contemplated by this Agreement or the Related Documents, and no Action shall be pending or threatened by any Governmental Authority or other Person under such Applicable Law seeking any such Order or decree or seeking to recover any damages or obtain other relief as a result of the consummation of such transactions; and

          (c)    Governmental Approvals.    All required notifications and filings with any Governmental Authority shall have been made and any waiting periods shall have expired or been terminated.

        Section 6.2.    Conditions to Obligations of Buyer.    The obligation of Buyer to complete the transactions contemplated by this Agreement is subject to the satisfaction or waiver by Buyer at or prior to the Closing of the following additional conditions:

          (a)    Representations and Warranties.    Subject to Section 5.15, the representations and warranties of Seller contained herein that are qualified by materiality or subject to thresholds shall be true and correct in all respects, and the representations and warranties of Seller contained herein that are not so qualified shall be true and correct in all material respects, as of the Closing

  Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date).

          (b)    Covenants; Material Adverse Effect.    Seller shall have performed and complied in all material respects with all covenants, agreements and obligations required to be performed or complied with on or prior to the Closing Date. As of the Closing Date, there shall not have occurred and be continuing any event, development or state of circumstances that individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect.

          (c)    Officer's Certificate.    Buyer shall have received a certificate, dated as of the Closing Date, duly executed by an authorized officer of Seller, certifying that:

              (i)  all of the conditions set forth in Section 6.2(a) and Section 6.2(b) have been satisfied;

             (ii)  the resolutions adopted by the Board of Directors of Seller (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Agreement, as attached to the certificate, were duly adopted at a duly convened meeting of such board or committee, at which a quorum was present and acting throughout or by unanimous written consent, remain in full force and effect, and have not been amended, rescinded or modified, except to the extent attached thereto; and

            (iii)  Seller's officer executing this Agreement, and each of the other documents necessary for consummation of the transactions contemplated herein, is an incumbent officer, and the specimen signature on such certificate is a genuine signature.

          (d)    Certificate of Good Standing.    Buyer shall have received a certificate of good standing in respect of Seller certified by the Secretary of State or other appropriate official of the State of Delaware, dated as of a date not more than ten (10) days prior to the Closing Date.

          (e)    Other Documents.    Buyer shall have received the documents and other agreements and instruments pursuant to Section 6.4(a), and such other documents, agreements and instruments as it may reasonably request in connection with the consummation of the transactions contemplated hereby.

          (f)    Closing under Novo Asset Purchase Agreement.    The transactions contemplated by the Novo Asset Purchase Agreement shall have been consummated simultaneously with the Closing (without any waiver or amendment by Novo of any of the conditions precedent set forth in the Novo Asset Purchase Agreement, as in effect as of the date of this Agreement, that would reasonably be expected to have a materially adverse effect on the rights or interests of Buyer under this Agreement or any of the Related Documents). Novo shall have executed and delivered to Buyer a document of assignment and assumption in the form of Exhibit E with respect to all of the rights, duties and obligations of Seller under the BGX License Agreement and the BGX Sublicense Agreement (the "Novo Assignment and Assumption Agreement") and the BGX License Agreement and the BGX Sublicense Agreement shall be in full force and effect. Novo shall have executed and delivered to Buyer a mutual release agreement in the form of Exhibit F (the "Mutual Release Agreement") and the Mutual Release Agreement shall be in full force and effect.

          (g)    Insurance.    The Representation and Warranty Policy and the Tail Policy shall have been issued and shall be in full force and effect and Seller shall have paid the premiums therefor in accordance with Section 5.13.

          (h)    Acknowledgement of Assignment of UC License Agreement.    Seller shall have received an acknowledgement from The Regents of the University of California of Seller's right to assign the UC License Agreement to Novo and to sublicense the UC License Agreement to Buyer.

        Section 6.3.    Conditions to Obligations of Seller.    The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver by Seller at or prior to the Closing of the following additional conditions:

          (a)    Representations and Warranties.    The representations and warranties of Buyer contained herein that are qualified by materiality or subject to thresholds shall be true and correct in all respects, and the representations and warranties of Buyer contained herein that are not so qualified shall be true and correct in all material respects, as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date).

          (b)    Covenants.    Buyer shall have performed and complied in all material respects with all covenants, agreements and obligations required to be performed or complied with on or prior to the Closing Date.

          (c)    Officer's Certificate.    Seller shall have received a certificate, dated as of the Closing Date, duly executed by an authorized representative of Buyer, certifying that:

              (i)  all of the conditions set forth in Section 6.3(a) and Section 6.3(b) have been satisfied;

             (ii)  the approval from senior management of Buyer authorizing the execution, delivery and performance of this Agreement; and

            (iii)  Buyer's officer executing this Agreement, and each of the other documents necessary for consummation of the transactions contemplated herein, is an incumbent officer, and the specimen signature on such certificate is a genuine signature.

          (d)    Other Documents.    Seller shall have received the documents and other agreements and instruments pursuant to Section 6.4(b), and such other documents, agreements and instruments as it may reasonably request in connection with the consummation of the transactions contemplated hereby.

        Section 6.4.    Closing Deliverables.

          (a)    Certain Closing Deliveries of Seller.    At the Closing, Seller shall have delivered or caused to be delivered to Buyer:

              (i)  a duly executed counterpart to the Bill of Sale and Assignment and Assumption Agreement, substantially in the form of Exhibit A, as may be necessary, among other things, to effect the assignment to Buyer of all rights of Seller in and to the Assumed Contracts, duly executed by Seller;

             (ii)  assignments for the registrations and applications included in the Transferred Intellectual Property in such form or forms reasonably satisfactory to Buyer which shall be recordable in all jurisdictions in which such registrations have been made or such applications have been filed;

            (iii)  copies of each Assumed Contract and physical possession of any tangible Purchased Assets, together with certain deeds, endorsements or other instruments as may be reasonably requested by Buyer to vest in Buyer good and marketable title to all of the Purchased Assets, including the Inventory, the Books and Records and the Regulatory Documentation related to the Purchased Assets, in each case in accordance with the Transition Plan;

            (iv)  copies of the Books and Records and the Regulatory Documentation, in each case in accordance with the Transition Plan;

             (v)  a duly executed counterpart to the BGX License Agreement, substantially in the form attached hereto as Exhibit B;

            (vi)  a duly executed counterpart to the BGX Sublicense Agreement, substantially in the form attached hereto as Exhibit C;

           (vii)  a counterpart to the Patent Cooperation Agreement duly executed by Novo, substantially in the form attached hereto as Exhibit D;

          (viii)  a duly executed counterpart to the Novo Assignment and Assumption Agreement, substantially in the form attached hereto as Exhibit E; and

            (ix)  a duly executed counterpart to the Post-Closing Confidentiality Agreement, by and among Buyer, Seller and Novo, substantially in the form attached hereto as Exhibit G.

          (b)    Certain Closing Deliveries of Buyer.    Buyer shall have delivered or caused to be delivered to Seller:

              (i)  payment of the Purchase Price by wire transfer of same day funds directly to the account set forth on Schedule 6.4(b)(i);

             (ii)  a duly executed counterpart to any Bill of Sale and Assignment and Assumption Agreement, substantially in the form of Exhibit A, as may be reasonably necessary, among other things, to effect the consummation of the transactions contemplated herein;

            (iii)  a duly executed counterpart to the BGX License Agreement, substantially in the form attached hereto as Exhibit B;

            (iv)  a duly executed counterpart to the BGX Sublicense Agreement, substantially in the form attached hereto as Exhibit C;

             (v)  a duly executed counterpart to the Patent Cooperation Agreement, substantially in the form attached hereto as Exhibit D; and

            (vi)  a duly executed counterpart to the Post-Closing Confidentiality Agreement, substantially in the form attached hereto as Exhibit G.

        Section 6.5.    Frustration of Closing Conditions.    Neither Buyer nor Seller may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party's failure to act in good faith or to comply with its agreements set forth herein.

        Section 6.6.    Liquidation of Seller.    Buyer and Seller each acknowledge that, notwithstanding certain post-Closing covenants contained herein, it is Seller's intention to file for legal dissolution promptly following the Closing and to wind-up and liquidate its remaining assets as promptly as practical following the Closing; provided, however that Seller shall not wind-up and liquidate its remaining assets prior to the end of the Technical Transition Period.

ARTICLE VII
TERMINATION

        Section 7.1.    Termination.    This Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the Closing whether before or after the Agreement has been adopted and the transactions contemplated hereby have been approved by the Required Stockholder Vote:

          (a)    by mutual written agreement of Buyer and Seller;

          (b)    by Notice of Termination delivered by either party to the other party, if (i) the Closing shall not have occurred prior to January 31, 2009 (the "End Date") (other than due to a breach of any representation or warranty hereunder of the party seeking to terminate this Agreement or as a result of the failure on the part of such party to comply with or perform any of its covenants, agreements or obligations under this Agreement) or (ii) there shall be in effect any Applicable Law that prohibits the Closing or if the Closing would violate any non-appealable Order;

          (c)    prior to the Closing, by Notice of Termination delivered by Buyer to Seller, if any of the conditions set forth in Section 6.1 or Section 6.2 shall have become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by Buyer;

          (d)    prior to the Closing, by Notice of Termination delivered by Seller to Buyer, if any of the conditions set forth in Section 6.1 or Section 6.3 shall have become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by Seller;

          (e)    prior to the Closing, by Notice of Termination delivered by Seller to Buyer, or by Buyer to Seller, if upon a vote at a duly held Seller Stockholders Meeting, the Required Stockholder Vote shall not have been obtained; or

          (f)    prior to the Closing, by Notice of Termination delivered by Buyer to Seller, if at any time prior to the Closing, Seller's Board of Directors effects a Change in Recommendation; or

          (g)    by Notice of Termination delivered by Seller to Buyer immediately prior to Seller entering into a definitive agreement with respect to a Superior Acquisition Proposal; provided, however that (i) Seller has not materially violated the provisions of Section 5.12 with respect to such Superior Acquisition Proposal, (ii) the Board of Directors of Seller has determined to terminate this Agreement in accordance with Section 5.12(d) and (iii) contemporaneously with the termination of this Agreement, Seller pays to Buyer the Termination Fee in accordance with Section 7.2(c).

        Section 7.2.    Procedure and Effect of Termination.

          (a)    Notice of Termination.    Termination of this Agreement by either party shall be by delivery of a written notice to the other party (a "Notice of Termination"). A Notice of Termination shall state the termination provision in this Agreement that such terminating party is claiming provides a basis for termination of this Agreement. Termination of this Agreement pursuant to the provisions of Section 7.1 shall be effective upon and as of the date of delivery of a Notice of Termination as determined pursuant to Section 8.4.

          (b)    Certain Effects of Termination.

              (i)  Except as provided in Section 8.2, in the event of termination of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of either party or any of its respective representatives, and all rights and obligations of each party hereto shall cease, except that the provisions of Section 5.2, Section 7.2(c) and Article VIII shall survive any such termination and shall remain in full force and effect; provided, however, that nothing in this Agreement shall relieve any party from liability for the willful breach of any of its representations and warranties or any of its covenants or agreements set forth herein and termination of this Agreement shall not terminate the Existing Confidentiality Agreement.

             (ii)  If this Agreement is terminated pursuant to Section 7.1: (A) each party shall, and shall cause each of its directors, officers, employees, agents, representatives and advisors to, return to the other party all documents and other material received from such other party or any of its Affiliates relating to the transactions contemplated by this Agreement, whether so obtained before or after the execution hereof; and (B) the Collaboration Agreement shall continue in full force and effect pursuant to its terms.

          (c)    Termination Fee.    Seller shall pay Buyer, by wire transfer of immediately available funds, the sum of $1,000,000 (the "Termination Fee") if this Agreement is terminated under the following circumstances:

              (i)  if Buyer terminates this Agreement pursuant to Section 7.1(f) following a Change in Recommendation, Seller shall pay the Termination Fee to Buyer on the second Business Day after the date of such termination;

             (ii)  if Seller terminates this Agreement pursuant to Section 7.1(g), Seller shall will pay the Termination Fee to Buyer contemporaneously with the termination of this Agreement; or

            (iii)  if (A) either Seller or Buyer terminates this Agreement pursuant to Section 7.1(e), (B) at any time after the date of this Agreement and prior to the Seller Stockholders Meeting, an Acquisition Proposal has been publicly announced or communicated to the Board of Directors of Seller, or any Person has publicly announced an intention, whether or not conditional, to make an Acquisition Proposal and (C) within twelve (12) months after the date of such termination, Seller enters into a definitive agreement with respect to an Acquisition Proposal or an Acquisition Proposal is otherwise consummated, Seller shall pay the Termination Fee to Buyer on the second Business Day after the date such definitive agreement is executed or the date such Acquisition Proposal is consummated, whichever is earlier.

          (d)    Expenses.    If Buyer or Seller terminates this Agreement pursuant to Section 7.1(f) or (g), or pursuant to Section 7.1(e) even if Buyer is not entitled to received the Termination Fee in accordance with Section 7.2(c)(iii), Seller shall reimburse Buyer, not later than two Business Days after submission of statements therefor, for up to an aggregate of $500,000 of the out-of-pocket costs and expenses (including attorneys,' accountants' and investment bankers' fees and expenses) incurred by Buyer in connection with the transactions contemplated by this Agreement.

ARTICLE VIII
MISCELLANEOUS

        Section 8.1.    Limitation on Liability of Seller.    Following the Closing, Seller shall have no further rights, duties or obligations as a party to the BGX License Agreement or the BGX Sublicense Agreement, each of which shall continue in full force and effect from and after the Closing Date as agreements between Buyer and Novo. Each party agrees that, except for the representations and warranties contained in this Agreement and the Related Documents, no party to this Agreement has made any other representations and warranties, and each party disclaims any other representations and warranties, made by itself, its officers, directors, employees, agents, financial and legal advisors or other representatives with respect to the execution and delivery of this Agreement and the Related Documents or the transactions contemplated hereby and thereby, notwithstanding the delivery of disclosure to any other party or any party's representatives of any documentation or other information with respect to any one or more of the foregoing.

        Section 8.2.    No Liability for Representations, Warranties and Agreements.    From and after the Closing Date, Seller shall have no liability to Buyer with respect to any inaccuracy or breach of any of the representations or warranties of Seller in this Agreement or any Related Documents, and Buyer's sole recourse and remedy with respect to any such inaccuracy or breach shall be to assert a claim or claims for coverage pursuant to the Representation and Warranty Policy. The covenants and agreements in this Agreement and in any certificate delivered in connection with this Agreement or any Related Document shall not survive the earlier of the Closing Date or the termination of this Agreement under Section 7.1, as the case may be, unless otherwise expressly provided herein. Each party agrees that, except for the representations and warranties contained in this Agreement and the Related Documents, no party to this Agreement has made any other representations and warranties, and each party disclaims any other representations and warranties, made by itself, its officers, directors, employees, agents, financial and legal advisors or other representatives with respect to the execution and delivery of this Agreement and the Related Documents or the transactions contemplated hereby and thereby, notwithstanding the delivery of disclosure to any other party or any party's representatives of any documentation or other information with respect to any one or more of the foregoing.

        Section 8.3.    Governing Law; Jurisdiction; Venue; Service Of Process.

          (a)    Governing Law.    Except with respect to matters relating to the corporate organization, standing, power and authority of Seller and any determinations with respect to the fiduciary duties of the Board of Directors of Seller, which shall be governed by the Delaware General Corporation Law and the laws of the State of Delaware, construction and interpretation of this Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive Applicable Law of another jurisdiction.

          (b)    Jurisdiction; Venue; Service Of Process.    The parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York, County of New York, Borough of Manhattan and the United States District Court for the Southern District of New York for any Action (other than appeals therefrom) arising out of or relating to this Agreement or the Related Documents or otherwise in connection with the transactions contemplated hereby and thereby, and agree not to commence any Action, (other than appeals therefrom) related thereto except in such courts. The parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any Action (other than appeals therefrom) arising out of or relating to this Agreement or the Related Documents or otherwise in connection with the transactions contemplated hereby and thereby in the courts of the State of New York, County of New York, Borough of Manhattan or the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail (with a copy sent via facsimile in accordance with Section 8.4) to its address set forth below shall be effective service of process for any Action brought against it under this Agreement in any such court.

        Section 8.4.    Notices.    All notices, requests, demands and other communications that are required or may be given pursuant to the terms of this Agreement shall be in written form, and shall be deemed delivered (a) on the date of delivery when delivered by hand on a Business Day, (b) on the Business Day designated for delivery if sent by reputable overnight courier maintaining records of receipt and (c) on the date of transmission when sent by facsimile, electronic mail or other electronic transmission during normal business hours on a Business Day, with confirmation of transmission by the transmitting equipment; provided, however, that any such communication delivered by facsimile or other electronic transmission shall only be effective if within two (2) Business Days of such transmission such communication is also delivered by hand or deposited with a reputable overnight courier maintaining records of receipt for delivery on the Business Day immediately succeeding such day of deposit. All such communications shall be addressed to the parties at the address set forth as follows, or at such other address as a party may designate upon ten (10) days' prior written notice to the other party.

  If to Buyer, to:

    BioGeneriX AG
    High-Tech-Park Neckarau
    Janderstrasse 3
    D-68199 Mannheim
    Germany

    Attention: Dr. Karl Heinz Emmert, Chief Scientific Officer
    Telephone: +49 731 402 4360
    Facsimile: +49 732 402 444360

  with a copy (which shall not constitute notice):

    Baker & McKenzie LLP
    One Prudential Plaza
    130 East Randolph Drive
    Chicago, Illinois 60601
    Attention: Craig A. Roeder, Esq.
    Telephone: (312) 861-3730
    Facsimile: (312) 698-2365

  If to Seller to:

    Neose Technologies, Inc.
    102 Rock Road
    Horsham, PA 19044
    Attention: Chief Executive Officer
    Telephone: 215.315.9000
    Facsimile: 215.315.9100

  with a copy (which shall not constitute notice) to:

    Morgan, Lewis & Bockius LLP
    502 Carnegie Center
    Princeton, NJ 08540
    Telephone: (609) 919-6604
    Facsimile: (609) 919-6701
    Attention: Steven M. Cohen, Esq.

        Section 8.5.    Benefits of Agreement.    All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any third party, including, for the avoidance of doubt, any Employee.

        Section 8.6.    Amendments and Waivers.    No modification, amendment or waiver of any provision of, or consent or approval required by, this Agreement, nor any consent to or approval of any departure herefrom, shall be effective unless it is in writing and signed by the party against whom enforcement of any such modification, amendment, waiver, consent or approval is sought. Such modification, amendment, waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. Neither the failure of either party to enforce, nor the delay of either party in enforcing, any condition or part of this Agreement at any time shall be construed as a waiver of that condition or part or forfeit any rights to future enforcement thereof. No action taken pursuant to this Agreement, including any investigation by or on behalf of either party hereto, shall be deemed to constitute a waiver by the party taking action of compliance by the other party with any representation, warranty, covenant, agreement or obligation contained herein.

        Section 8.7.    Cumulative Rights.    Except as expressly provided herein, the various rights under this Agreement shall be construed as cumulative, and no one of them is exclusive of any other or exclusive of any rights allowed by Applicable Law.

        Section 8.8.    Expenses.    Except as otherwise specified herein, each party shall bear any costs and expenses with respect to the transactions contemplated herein incurred by it, whether or not such transactions are consummated.

        Section 8.9.    WAIVER OF JURY TRIAL.    EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE RELATED DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN.

        Section 8.10.    Assignment.    This Agreement and the rights and obligations hereunder shall not be assignable or transferable by either party hereto without the prior written consent of the other party hereto; provided, however, that without the prior written consent of the other party, effective upon providing written notice to the other party (a) Buyer may assign or delegate any or all of its rights and obligations under this Agreement or any of the Related Documents to one or more of its Affiliates, provided that Buyer shall continue to be responsible for its obligations under this Agreement and each of the Related Documents notwithstanding any such assignment or delegation; (b) Buyer may assign or delegate any or all of its rights and obligations under this Agreement or any of the Related Documents to a successor of all or a part of the business to which this Agreement relates; and (c) either party may assign all of its rights and obligations under this Agreement to any of its Affiliates in connection with a merger, consolidation, change in control or otherwise by operation of Applicable Law. Any party assigning in conformity with this Section 8.10 shall provide prompt written notice of such assignment to the other party. Any attempted assignment in violation of this Section 8.10 shall be null and void.

        Section 8.11.    Enforceability; Severability.    (a) If any covenant or provision hereof is determined to be void or unenforceable in whole or in part, it shall not be deemed to affect or impair the validity of any other covenant or provision hereof if the rights and obligations of a party hereto will not be materially and adversely affected, each of which is hereby declared to be separate and distinct, (b) if any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable, and (c) if any provision of this Agreement is declared invalid or unenforceable for any reason other than overbreadth, the parties hereto agree to modify the offending provision so as to maintain the essential benefits of the bargain (including the rights and obligations hereunder) between the parties to the maximum extent possible, consistent with Applicable Law and public policy.

        Section 8.12.    Entire Agreement.    This Agreement, together with the Schedules and Exhibits expressly contemplated hereby and attached hereto, the Related Documents, the Existing Confidentiality Agreement and the other agreements, certificates and documents delivered in connection herewith or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersede all prior agreements or understandings among the parties with respect to the subject matter hereof, including that certain letter of interest, dated May 9, 2008, by and between Buyer and Seller.

        Section 8.13.    Counterparts.    This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

        Section 8.14.    Specific Performance.    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or any of the Related Documents were not performed in accordance with their specific terms or were otherwise breached. The parties accordingly agree that, in addition to any other remedy to which they are entitled at law or in equity, the parties are entitled to seek injunctive relief to prevent breaches of this Agreement or any Related Document and otherwise to seek to enforce specifically the provisions of this Agreement or any Related Document. Each party expressly waives any requirement that any other party obtain any bond or provide any indemnity in connection with any action seeking injunctive relief or specific enforcement of the provisions of this Agreement or any Related Document.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

BIOGENERIX AG
By:	/s/ HERMAN ALLGAIER
Name: Herman Allgaier Title: CPO
By:	/s/ KARL HEINZ EMMERT
Name: Karl Heinz Emmert Title: CPO

NEOSE TECHNOLOGIES, INC.
By:	/s/ GEORGE J. VERGIS
Name: George J. Vergis Title: President and Chief Executive Officer

SIGNATURE PAGE TO THE ASSET PURCHASE AGREEMENT

 ANNEX B

Execution Version

 ASSET PURCHASE AGREEMENT

BY AND BETWEEN

NOVO NORDISK A/S, AS BUYER,

AND

NEOSE TECHNOLOGIES, INC., AS SELLER

dated as of September 17, 2008

i

ii

 SCHEDULES TO ASSET PURCHASE AGREEMENT

Schedule 1.1(a)	Transferred Patent Rights
Schedule 1.1(b)(i)	Neose Retained Intellectual Property
Schedule 1.1(b)(ii)	Other Excluded Intellectual Property
Schedule 1.1(c)	Transferred Trademarks
Schedule 2.2(a)(iv)	Assumed Contracts
Schedule 2.2(b)	Transition Plan
Schedule 2.8	Privileged Documents and Opinions
Schedule 3.1	Affiliates
Schedule 3.3(b)	Conflicts
Schedule 3.5	Permits and Required Consents
Schedule 3.7	Certain Liens to Title
Schedule 3.10	Material Undisclosed Liabilities
Schedule 3.11	Changes
Schedule 3.12(a)	Registered Transferred Intellectual Property
Schedule 3.12(b)	Covenants Not to Sue
Schedule 3.12(c)	Intellectual Property Litigation and Infringement
Schedule 3.12(d)	License Grants
Schedule 3.12(e)	Certain Liens on Transferred Intellectual Property
Schedule 3.13(b)	Transfer Restrictions
Schedule 5.6	Interim Operations
Schedule 6.4(b)(i)	Seller's Wire Transfer Instructions

EXHIBITS TO ASSET PURCHASE AGREEMENT

Exhibit A	Form of Bill of Sale and Assignment and Assumption Agreement
Exhibit B	Form of BGX License Agreement
Exhibit C	Form of BGX Sublicense Agreement
Exhibit D	Form of Novo Assignment and Assumption Agreement
Exhibit E	Form of Patent Cooperation Agreement
Exhibit F	Form of Post-Closing Confidentiality Agreement
Exhibit G-1	Form of Buyer Press Release
Exhibit G-2	Form of Seller Press Release

iii

 ASSET PURCHASE AGREEMENT

        This Asset Purchase Agreement (this "Agreement"), dated as of September 17, 2008, is by and between Neose Technologies, Inc., a Delaware corporation ("Seller"), and Novo Nordisk A/S, a limited liability company organized under the laws of Denmark ("Buyer").

RECITALS

        WHEREAS, Seller and Buyer are currently party to (i) that certain Research, Development and License Agreement, dated as of October 31, 2006, relating to recombinant coagulation Factor VIIa, (ii) that certain Research, Development and License Agreement, dated as of November 2, 2007, relating to recombinant coagulation Factor VIII, and (iii) that certain Research, Development and License Agreement, dated as of November 2, 2007, relating to recombinant coagulation Factor IX (collectively, the "Collaboration Agreements") pursuant to which Seller and Buyer have collaborated in the discovery of long-acting next generation recombinant coagulation compounds (the "Collaboration");

        WHEREAS, subject to the terms and conditions of this Agreement, Seller desires to transfer to Buyer and Buyer desires to acquire the Purchased Assets (as defined herein) including substantially all of the assets used in or generated under or in connection with the Collaboration Agreements;

        WHEREAS, simultaneously with the sale of the Purchased Assets, subject to approval by Seller's stockholders, Seller intends to sell substantially all of its remaining assets to BioGeneriX AG ("BGX") pursuant to an asset purchase agreement between Seller and BGX (the "BGX Asset Purchase Agreement") and will enter into a license agreement (the "BGX License Agreement") and a sublicense agreement (the "BGX Sublicense Agreement") with BGX, pursuant to which Seller will exclusively license or sublicense, as the case may be, certain of its rights in the Transferred Intellectual Property (as hereinafter defined) to BGX for use in the BGX Field of Use (as hereinafter defined);

        WHEREAS, at the closing of the asset sale transaction contemplated hereby, Seller and Buyer shall terminate the Collaboration Agreements and Seller intends to assign the BGX License Agreement and the BGX Sublicense Agreement to Buyer, and Buyer shall assume all of Seller's rights, duties and obligations thereunder; and

        WHEREAS, after closing of the sale, Seller intends to dissolve and distribute its remaining assets to its stockholders;

        NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and of the representations, warranties, conditions, agreements and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS; INTERPRETATION

        Section 1.1.    Definitions.    The capitalized terms used in this Agreement have the respective meanings ascribed to them as follows:

        "Acquisition Proposal" means any bona fide written proposal (other than the asset sale and related transactions contemplated by the BGX Asset Purchase Agreement), made by a party to acquire beneficial ownership (as defined under Rule 13(d) promulgated under the Exchange Act) of all or a material portion of the assets of, or any material equity interest in, Seller pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, sale of assets, licensing transaction, tender or exchange offer or similar transaction involving Seller, including any single or multi-step transaction or series of related transactions that is structured to permit such party to acquire beneficial ownership of any material portion of the assets of, or any material equity interest in, Seller.

For purposes of the definition of Acquisition Proposal, a material portion of the assets of, or material equity interest in, Seller means greater than 20% of the assets of, or equity interest in, Seller.

        "Act" means the United States Federal Food, Drug and Cosmetic Act and the rules, regulations, guidelines, guidances and requirements promulgated thereunder, as may be in effect from time to time.

        "Action" means any claim, action, suit, arbitration, inquiry, audit, proceeding or investigation by or before or otherwise involving, any arbitrator or Governmental Authority.

        "Affiliate" means, with respect to any Person, any other Person directly or indirectly Controlling or Controlled by, or under direct or indirect common Control with, such first Person. For the purposes of this Agreement, none of The Novo Nordisk Foundation, Novo A/S or Novozymes A/S shall be deemed Affiliates of Buyer or any of its Affiliates.

        "Agreement" has the meaning set forth in the preamble hereof.

        "Applicable Law" means the applicable laws, rules, regulations, including any guidelines, or other requirements of any Governmental Authorities, that may be in effect from time to time.

        "Applicable Period" has the meaning set forth in Section 5.7(b).

        "Apportioned Obligations" has the meaning set forth in Section 5.8(b).

        "Assumed Contracts" has the meaning set forth in Section 2.2(a)(iv).

        "Assumed Liabilities" has the meaning set forth in Section 2.3.

        "BGX" has the meaning set forth in the recitals.

        "BGX Asset Purchase Agreement" has the meaning set forth in the recitals.

        "BGX Field of Use" means the discovery, research, development, commercialization or other Exploitation of any peptide or protein in any field, use, product, method or application utilizing any Intellectual Property under the BGX Transferred Assets or the Purchased Assets, other than in any case in the Novo Field of Use.

        "BGX License Agreement" has the meaning set forth in the recitals.

        "BGX Licensed Intellectual Property" means the Intellectual Property licensed to BGX pursuant to the BGX License Agreement and the BGX Sublicense Agreement.

        "BGX Sublicense Agreement" has the meaning set forth in the recitals.

        "BGX Transferred Assets" has the meaning set forth in Section 2.2(c)(i).

        "Books and Records" means, to the extent related to the Purchased Assets, all books, records, files (including data files) and documents (including research and development records, annuity payment reports, correspondence and, to the extent not originals, true, accurate and complete copies of all files and memoranda relating to the filing, prosecution, issuance, maintenance, enforcement or defense of any Transferred Intellectual Property, including file wrappers, ribboned and sealed letters patents, written third party correspondence, records and documents related to the Seller Collaboration Activities, including laboratory notebooks, procedures, tests, dosage information, criteria for patient selection, safety and efficacy and study protocols, investigators brochures and all pharmacovigilence and other safety records) in all forms, including electronic, in which they are stored or maintained, and all data and information included or referenced therein, in each case that are owned or Controlled by Seller.

        "Business" means the business conducted by Seller involving the research and development of therapeutic proteins and licensing of its Intellectual Property and activities incidental thereto.

        "Business Day" means any day excluding Saturdays, Sundays and any day that is a legal holiday under the laws of the United States or Copenhagen, Denmark or that is a day on which banking institutions located in New York, New York or Copenhagen, Denmark are authorized or required by Applicable Law or other governmental action to close.

        "Buyer" has the meaning set forth in the preamble hereof.

        "Buyer's Knowledge" (and similar phrases) means the knowledge of any executive officer or director of Buyer, and the knowledge any such Person would have had if he had performed his services and duties in the ordinary course of business on behalf of Buyer in a reasonably diligent manner.

        "Change in Recommendation" has the meaning set forth in Section 5.7(c).

        "Closing" has the meaning set forth in Section 2.4.

        "Closing Date" has the meaning set forth in Section 2.4.

        "Code" means the Internal Revenue Code of 1986.

        "Collaboration" has the meaning set forth in the recitals.

        "Collaboration Agreements" has the meaning set forth in the recitals.

        "Consent" means, with respect to a Contract, any consent or approval of any Person other than either party to this Agreement that, in accordance with the terms of such Contract, is required to be obtained for the assignment thereof to Buyer.

        "Contracts" means contracts, commitments, arrangements, agreements, leases, subleases, licenses, sublicenses, purchase orders for the sale or purchase of goods or services and any other understandings, in each case whether oral or written.

        "Control" including its various tenses and derivatives (such as "Controlled" and "Controlling") means (a) for purposes of the definition of Affiliate, a Person that (i) owns or controls, directly or indirectly, or has the ability to direct or cause the direction or control of, more than 50% of the voting equity of the other Person, or (ii) has the ability to direct, cause the direction of, or control the actions of such other Person, whether through direct or indirect ownership of voting equity, by Contract or otherwise and (b) when used with respect to any item of Intellectual Property, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign or grant a license, sublicense or other right to or under such Intellectual Property.

        "Copyrights" means all copyrights and database rights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof.

        "Dollars" or "$" means United States dollars.

        "Employee" means an individual who is currently providing services to Seller in respect of the Purchased Assets as an employee or consultant of Seller.

        "Employee Benefit Plan" means (i) each written employment, severance, change-in-control, retention, equity incentive, compensation or similar plan, program, agreement or arrangement covering one or more Employees of Seller; and (ii) each pension or other employee benefit plan of Seller.

        "End Date" has the meaning set forth in Section 8.1(b).

        "Environmental Laws" means any and all applicable laws (including common law), statutes, treaties, judicial decisions, regulations, rules, judgments, orders, decrees, writs, awards, injunctions, permits or governmental restrictions of any Governmental Authority, or any written agreement with any Governmental Authority, relating to the protection of the environment or natural resources, pollution or contaminants, hazardous wastes or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material.

        "ERISA" means the Employee Retirement Income Security Act of 1974.

        "ERISA Affiliate" has the meaning set forth in Section 3.21(b).

        "Exchange Act" has the meaning set forth in Section 3.6.

        "Excluded Assets" has the meaning set forth in Section 2.2(c).

        "Excluded Intellectual Property" means all right, title and interest of Seller in and to Intellectual Property, relating exclusively to the Exploitation of (i) non-GlycoPEGylated glycolipids or oligosaccharides, in each case not attached to a peptide or protein, including the Patent Rights set forth on Schedule 1.1(b)(i), and (ii) the Patent Rights set forth on Schedule 1.1(b)(ii).

        "Excluded Liabilities" has the meaning set forth in Section 2.3(b).

        "Existing Confidentiality Agreement" means the Confidentiality and Non-Disclosure Agreement, dated as of March 18, 2008, by and between Buyer and Seller.

        "Exploit" or "Exploitation" means to make, have made, import, use, sell, offer for sale, or otherwise dispose of, including all discovery, research, development, registration, modification, enhancement, improvement, Manufacture, storage, formulation, optimization, importation, exportation, transportation, distribution, promotion and marketing activities related thereto.

        "FDA" means the United States Food and Drug Administration, or any successor agency thereto.

        "G-CSF" means any and all forms of granulocyte-colony stimulating factor, including full length G-CSF, truncated G-CSF, fusion proteins, fragments, derivatives, analogs, mutants, splice variants, and conjugates with other molecular entities such as proteins, peptides, organic or inorganic substances.

        "Governmental Authority" means any supra-national, federal, state, local or foreign government, legislature, governmental or administrative agency, department, commission, bureau, board, instrumentality, self-regulatory association or authority (including stock exchanges), court or other authority or tribunal of competent jurisdiction (including any arbitration or other alternative dispute forum), or any other governmental authority or instrumentality anywhere in the world.

        "Hazardous Substances" means any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material, or words of similar meaning, or any substance, waste or material having any constituent elements displaying any of the foregoing characteristics, including, without limitation, petroleum, petroleum products, petroleum hydrocarbons, petroleum by-products, crude oil, and any components, fractions or derivatives thereof, methyl tertiary butyl ether, ammonia, asbestos, urea, formaldehyde and polychlorinated biphenyls, and any substance, waste or material which is regulated as hazardous by any applicable Environmental Law.

        "Intellectual Property" means all intellectual property rights, whether registered or unregistered, including (a) Patent Rights, (b) Trademarks, (c) Know-How, (d) all completed or pending registrations, renewals or applications for registration or renewal of any of the foregoing, (e) copies and tangible embodiments of any of the foregoing (in whatever form or media) and (f) other tangible and intangible information or material.

        "Inventory" has the meaning set forth in Section 2.2(a)(iii).

        "Know-How" means any and all formulae, procedures, processes, methods, designs, know-how, trade secrets and other proprietary information, discoveries, licenses, software and source code, programs, prototypes, designs, techniques, ideas, concepts, data, engineering and Manufacturing information, electronic control circuits, specifications, diagrams, drawings, schematics, blueprints and parts lists and other proprietary information, rights and works of authorship, whether or not reduced to writing.

        "Lien" means any lien (statutory or otherwise), security interest, pledge, hypothecation, mortgage, assessment, lease, claim, levy, license, defect in title, charge, or any other third party right, license or property interest of any kind, or any conditional sale or other title retention agreement, right of first option, right of first refusal or similar restriction, any covenant not to sue, or any restriction on use, transfer, receipt of income or exercise of any other attribute of ownership or any agreement to give any of the foregoing in the future or similar encumbrance of any kind or nature whatsoever.

        "Magnolia" has the meaning set forth in Section 2.2(c)(ix).

        "Manufacture" and "Manufacturing" means, with respect to a product or compound, the manufacturing, processing, formulating, packaging, labeling, holding and quality control testing of such product or compound.

        "Material Adverse Effect" means any event, state of facts, circumstance, development, change or effect that, individually or in the aggregate with all other events, states of facts, circumstances, developments, changes or effects, (a) is materially adverse to the business, assets, liabilities, operations, condition (financial or otherwise), or results of operations of Seller, taken as a whole, (b) is materially adverse to the Purchased Assets, or (c) materially impacts, materially delays or prevents the consummation of the transactions contemplated hereby, other than, in the case of (a) or (c), any event, state of facts, circumstance, development, change or effect resulting from (i) changes in general economic market conditions, (ii) general changes or developments in the industries in which Seller operates; (iii) changes in the price or trading volume of Seller's common stock (provided that the underlying changes, events, occurrences, state of facts or developments that caused or contributed to any such change may otherwise be taken into consideration in determining whether a Material Adverse Effect has occurred), (iv) changes in U.S. GAAP, (v) that can be directly attributed to the announcement or performance of this Agreement and the transactions contemplated hereby, including compliance with the covenants set forth herein, or any action taken or omitted to be taken by Seller at the written request or with the prior written consent of Buyer, (vi) any failure by Seller to meet revenue or earnings projections, in and of itself (provided that the underlying changes, events, occurrences, states of facts or developments that caused or contributed to such failure to meet published revenue or earnings projections may otherwise be taken into consideration in determining whether a Material Adverse Effect has occurred); (vii) acts of war or terrorism or natural disasters, except, in the case of the foregoing clauses (i), (ii), (iii) and (vii) to the extent such changes or developments referred to therein have a disproportionate impact on Seller relative to other industry participants or would prevent or materially impair or materially delay the ability of Seller to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

        "Mutual Release Agreement" means the mutual release agreement to be entered into as of the Closing Date by and between Buyer and BGX.

        "Notice of Termination" has the meaning set forth in Section 8.2(a).

        "Novo Field of Use" means the discovery, research, development, commercialization or other Exploitation of any compound or product developed utilizing any Intellectual Property under the BGX Transferred Assets or the Purchased Assets, for the use in the prevention or treatment of acquired or hereditary hemorrhagic disorders as defined in WHO, ICD-10, Chapter III, D65 through D69, but does not include any compound or product comprising, derived from, or containing G-CSF or any erythropoietin.

        "NRC License Agreement" means the License Agreement with the National Research Council of Canada, dated May 26, 2000 and amended June 15, 2005.

        "Order" means any writ, judgment, decree, injunction or similar order, including consent orders, of any Governmental Authority (in each such case whether preliminary or final).

        "Patent Rights" means individually and collectively any and all patents and/or patent applications and provisional applications, all inventions disclosed therein, and any and all continuations, continuations-in-part, continued prosecution applications, divisions, renewals, patents of addition, reissues, confirmations, registrations, revalidations, revisions and re-examinations thereof, utility models, petty patents, design registrations and any all patents issuing therefrom and any and all foreign counterparts thereof and extensions of any of the foregoing, including under the United States Patent Term Restoration Act, and Supplementary Protection Certificates (SPCs) according to Counsel Regulation (EEC) No. 1768/92 and similar extensions for other patents under any Applicable Laws.

        "Permits" has the meaning set forth in Section 3.5.

        "Permitted Liens" means (a) Liens for Taxes not yet due and payable and (b) statutory worker's, carrier's, mechanic's, materialmen's, and similar Liens arising in the ordinary course of business and consistent with past practice and that are not delinquent.

        "Person" means a human being, labor organization, partnership, firm, enterprise, association, joint venture, corporation, limited liability company, cooperative, legal representative, foundation, society, political party, estate, trust, trustee, trustee in bankruptcy, receiver or any other organization or entity whatsoever, including any Governmental Authority.

        "Post-Closing Confidentiality Agreement" has the meaning set forth in Section 5.2.

        "Post-Closing Tax Period" has the meaning set forth in Section 5.8(b).

        "Pre-Closing Tax Period" means (a) any Tax period ending on or before the Closing Date and (b) with respect to a Tax period that commences on or before the Closing Date but ends thereafter, the portion of such period up to and including the Closing Date.

        "Proxy Statement" has the meaning set forth in Section 3.4.

        "Purchase Price" has the meaning set forth in Section 2.1(a)(i).

        "Purchase Price Allocation" has the meaning set forth in Section 2.6(a).

        "Purchased Assets" has the meaning set forth in Section 2.2(a).

        "Reagents" means the enzymes and sugar nucleotides that are (i) Manufactured for the Collaboration or (ii) solely related to the use of the Transferred Intellectual Property within the Novo Field of Use, in each case to be transferred to Buyer in accordance with the Transition Plan.

        "Recommendation" has the meaning set forth in Section 3.2(a).

        "Related Documents" means, other than this Agreement, all agreements, certificates and documents signed and delivered by either party in connection with this Agreement, exclusive of the BGX Asset Purchase Agreement and any related or ancillary documents thereto.

        "Required Consents" has the meaning set forth in Section 3.5.

        "Required License Agreements" shall mean (i) the Exclusive License Agreement for Method of Producing Secretable Glycosyltransferases and Golgi Processing Enzymes and Production of Soluble Recombinant Beta-Galactoside Alpha-2,3 Sialyltransferase between The Regents of the University of

California and Cytel Corporation, dated February 25, 1999, as amended March 23, 1999 to substitute Seller for Cytel, as amended December 8, 2003, as amended January 24, 2005, as amended March 23, 2005, (ii) the License Agreement between New England Biolabs Inc. and Seller, dated March 10, 2004, as amended March 10, 2005 and (iii) the Amended and Restated License Agreement, with effective date August 1, 2003, by and between Seller and The Regents of the University of Michigan.

        "Required Licensors" shall mean The Regents of the University of California, New England Biolabs Inc. and The Regents of the University of Michigan.

        "Required Stockholder Vote" has the meaning set forth in Section 3.2(b).

        "SEC" means the United States Securities and Exchange Commission.

        "Securities Act" has the meaning set forth in Section 3.6.

        "Seller" has the meaning set forth in the preamble hereof.

        "Seller Collaboration Activities" means those tests, studies and other activities conducted by or on behalf of Seller under or in connection with or related to the Collaboration Agreements.

        "Seller Commission Filings" has the meaning set forth in Section 3.8.

        "Seller Financials" has the meaning set forth in Section 3.9.

        "Seller License Agreement" has the meaning set forth in Section 6.4(a)(ii).

        "Seller's Financial Advisor" means RBC Capital Markets Corporation.

        "Seller's Knowledge" (and similar phrases) means the actual knowledge of any executive officer or director of Seller, Dori Mansur Ratka, Deputy General Counsel of Seller, or Rachel Rondinelli, Senior Director of Intellectual Property of Seller, after making due inquiry of the Employees having primary responsibility for such matter, and the knowledge any executive officer or director of Seller, Dori Mansur Ratka or Rachel Rondinelli would have had if he or she had performed his or her services and duties in the ordinary course of business on behalf of Seller in a reasonably diligent manner.

        "Seller Stockholders Meeting" has the meaning set forth in Section 5.4(c).

        "Subsidiary" means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries.

        "Superior Acquisition Proposal" means any unsolicited Acquisition Proposal made by a third party for consideration to Seller's stockholders or Board of Directors providing for the payment or exchange of cash and/or securities for all of the shares of Seller's capital stock then outstanding or all or substantially all the assets of Seller (other than the asset sale and related transactions contemplated by the BGX Asset Purchase Agreement), which the Board of Directors of Seller, acting in its good faith judgment in accordance with Section 5.7(h), determines (a) is superior to Seller's stockholders from a financial point of view to the transactions contemplated by this Agreement and the Related Documents, (b) is reasonably likely to be consummated on its terms, taking into account all legal, financial, regulatory and other aspects of the proposal and (c) if providing for the payment of cash to Seller or its stockholders, is supported by fully-committed financing, subject to customary conditions.

        "Supply Agreement" means the Supply Agreement, dated July 12, 2007, by and between Buyer and Seller.

        "Tail Policy" has the meaning set forth in Section 5.14.

        "Tax" or "Taxes" means any and all taxes, assessments, levies, tariffs, duties or other charges or impositions in the nature of a tax (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority, including income, estimated income, gross receipts, profits, business, license, occupation, franchise, capital stock, real or personal property, sales, use, transfer, value added, employment or unemployment, social security, disability, alternative or add-on minimum, customs, excise, stamp, environmental, commercial rent or withholding taxes, and shall include any liability for Taxes of any other Person under Applicable Law by contract or otherwise.

        "Tax Return" means any return, declaration, report, claim for refund, information return or statement relating to Taxes, including any schedule or attachment thereto, filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax and shall include any amended returns.

        "Trademark" means (a) any word, name, symbol, color, designation or device or any combination thereof, including any trademark, trade dress, brand mark, trade name, domain name, brand name, logo or business symbol; (b) all registrations and applications for any of the foregoing; (c) all goodwill associated with any of the foregoing; and (d) all rights and priorities connected with the foregoing afforded under Applicable Law.

        "Transfer Date" means with respect to an Assumed Contract requiring a Consent, the date such Consent is obtained and such Assumed Contract is duly assigned to Buyer.

        "Transferred Copyrights" means all Copyrights Controlled by Seller as of the Closing Date which relate to any Transferred Patent Rights, the Collaboration or the Novo Field of Use.

        "Transferred Intellectual Property" means the (a) Transferred Patent Rights, (b) Transferred Know-How, (c) Transferred Trademarks, (d) Transferred Copyrights, and (e) Transferred Reagent Intellectual Property.

        "Transferred Know-How" means all Know-How Controlled by Seller as of the Closing Date which relates to any of the Transferred Patent Rights, the Novo Field of Use or the Collaboration.

        "Transferred Patent Rights" means (i) all Patent Rights Controlled by Seller that relate to the Collaboration or the Novo Field of Use including those Patent Rights listed on Schedule 1.1(a); and (ii) all Patent Rights Controlled by Seller which, due to the requirement to maintain common ownership of patents or patent applications linked by a valid terminal disclaimer under the laws of the United States or under the laws now in effect or hereinafter enacted in any jurisdiction, are required to be owned by the same Person as any Patent Rights set forth in clause (i).

        "Transferred Reagent Intellectual Property" means all Intellectual Property Controlled by Seller in the Novo Field of Use that covers the Reagents.

        "Transferred Trademarks" means all Trademarks Controlled by Seller that relate to the Collaboration or the Novo Field of Use listed on Schedule 1.1(c).

        "Transfer Taxes" has the meaning set forth in Section 5.8(a).

        "Transition Plan" has the meaning set forth in Section 2.2(b).

        "U.S. GAAP" has the meaning set forth in Section 3.9.

        Section 1.2.    Interpretation.

          (a)    Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

          (b)    Except as otherwise expressly provided in this Agreement or as the context otherwise requires, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" and "any" are not exclusive and the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation;" (iii) a reference to any Contract includes amendments, modifications and supplements made from time to time in accordance with the terms thereof, provided that with respect to any Contract listed on any Schedule, all such amendments, modifications or supplements must also be listed in the appropriate Schedule; (iv) a reference to an Applicable Law includes any amendment or modification to such Applicable Law; (v) a reference to a Person includes its successors, heirs and permitted assigns; (vi) a reference to one gender shall include any other gender; (vii) a reference in this Agreement to an Article, Section, Exhibit or Schedule is to the referenced Article, Section, Exhibit or Schedule of this Agreement; (viii) "hereunder," "hereof," and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision; and (ix) "commercially reasonable efforts" of a party to this Agreement shall be construed as the efforts that a prudent Person in such party's industry, desirous of achieving a result, would use in similar circumstances to achieve that result as expeditiously as possible.

          (c)    The parties hereto agree that they have been represented by counsel during the negotiation, drafting, preparation and execution of this Agreement and, therefore, waive the application of any Applicable Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

ARTICLE II
PURCHASE AND SALE

        Section 2.1.    Purchase and Sale of Assets; Purchase Price.

          (a)    Pursuant to the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell, convey, deliver, transfer and assign to Buyer, free and clear of all Liens (other than Permitted Liens), and Buyer shall purchase, take delivery of and acquire from Seller, all of Seller's right, title and interest in, to and under all of the Purchased Assets. In consideration of the sale, conveyance, delivery, transfer, and assignment of the Purchased Assets to Buyer and Seller's other covenants and obligations hereunder, at the Closing and pursuant to the terms and subject to the conditions hereof, Buyer shall:

              (i)  pay Seller an amount equal to $21,000,000.00 (the "Purchase Price"); and

             (ii)  assume the Assumed Liabilities.

          (b)    Buyer shall deliver the Purchase Price, by wire transfer of immediately available funds to the account set forth on Schedule 6.4(b)(i).

        Section 2.2.    Purchased Assets; Excluded Assets.

          (a)    The term "Purchased Assets" means all of Seller's right, title and interest in and to all properties and assets (tangible or intangible) used in or generated under or in connection with the Collaboration Agreements, other than the Excluded Assets (as set forth in Section 2.2(c)), including the following:

              (i)  the Transferred Intellectual Property;

             (ii)  all tangible embodiments of the Transferred Intellectual Property, such as Books and Records, including original files of any Transferred Patent Rights, and copies of any information relating to any Tax imposed on the Transferred Intellectual Property;

            (iii)  all right, title and interest in and to all inventory of any Reagents in Seller's possession or control as of the Closing Date (collectively, the "Inventory");

            (iv)  all rights in, under and to the Contracts set forth in Schedule 2.2(a)(iv) (collectively, the "Assumed Contracts"), including all rights to receive goods and services purchased pursuant to such Contracts, Contracts by which Seller Controls any Transferred Intellectual Property, and rights to assert claims and take other actions in respect of breaches or other violations of the foregoing; and

             (v)  all claims, counterclaims, credits, causes of action, rights of recovery, and rights of indemnification or setoff against third parties, insurance benefits and other claims exclusively or primarily relating to the Seller Collaboration Activities, any Purchased Assets or the Assumed Liabilities and all other intangible property rights that relate to the Seller Collaboration Activities, any Purchased Assets or the Assumed Liabilities.

          (b)    Transition Plan.    Buyer, Seller and BGX shall cooperate in the transfer of the tangible embodiments of the Transferred Intellectual Property and Books and Records included in the Purchased Assets that are to be delivered to Buyer at Closing in accordance with Section 2.2 and the written transition plan as set forth on Schedule 2.2(b) (as the same may be amended from time to time prior to the Closing Date by written agreement of Seller and Buyer, the "Transition Plan"). The Transition Plan, as amended through the Closing Date, sets forth the full and complete delivery requirements of Seller with respect to the Purchased Assets hereunder. Any copying fees and expenses relating to the Purchased Assets incurred in connection with the Transition Plan or the implementation thereof shall be borne by Seller and any transportation or shipping fees relating to the Purchased Assets shall be borne by Buyer. In accordance with the Transition Plan, Seller will cooperate with any reasonable arrangements agreed upon by Buyer and BGX with respect to ensuring access following the Closing to Books and Records embodied in electronic databases or other formats that cannot reasonably be divided or copied.

          (c)    Notwithstanding Section 2.2(a), Buyer shall not acquire from Seller pursuant to this Agreement any of the following assets of Seller (the "Excluded Assets"):

              (i)  all assets to be transferred to BGX pursuant to the BGX Asset Purchase Agreement (the "BGX Transferred Assets");

             (ii)  all cash, cash equivalents, investments, securities and bank or other deposit accounts of Seller;

            (iii)  any refunds, claims for refunds or rights to receive refunds from any Governmental Authority with respect to Taxes paid or to be paid by Seller;

            (iv)  all tangible assets and properties including equipment, supplies, raw materials, accessories, tooling, tools, fixtures and furniture, wherever located, other than the Inventory and the Books and Records;

             (v)  other than the copies of any Tax records described in Section 2.2(a)(ii), any records (including accounting records) related to Taxes paid or payable by Seller and all financial and Tax records that form part of the general ledger of Seller;

            (vi)  all insurance benefits, including rights and proceeds, arising from or relating to the Excluded Assets or the Excluded Liabilities;

           (vii)  Seller's certificate of incorporation, bylaws, minute books, stock records and corporate seal;

          (viii)  any Contract that is not an Assumed Contract;

            (ix)  any right relating to Magnolia Nutritionals LLC ("Magnolia")

             (x)  any right, title or interest to the Excluded Intellectual Property; and

            (xi)  any of the rights of Seller under this Agreement and the Related Documents.

        Section 2.3.    Assumed Liabilities; Excluded Liabilities.

          (a)    Assumed Liabilities.    Pursuant to the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell, convey, transfer and assign to Buyer, and Buyer shall assume from Seller, the Assumed Liabilities. "Assumed Liabilities" means (i) performance obligations arising under the Assumed Contracts accruing with respect to the period commencing, as applicable, after the Closing Date or the Transfer Date (if Consent to assignment thereof is required) (other than liabilities or obligations attributable to any failure by Seller to comply with the terms thereof); or (ii) all other liabilities related to the Purchased Assets to the extent incurred after the Closing Date. Notwithstanding any other provision of this Agreement, Buyer does not assume and has no responsibility for any liabilities or obligations of Seller other than the Assumed Liabilities specifically identified in this Section 2.3(a).

          (b)    Excluded Liabilities.    Notwithstanding any provision in this Agreement or any other writing to the contrary, neither Buyer nor any of its Affiliates is assuming any liability or obligation of Seller (or any predecessor of Seller or any prior owner of all or part of its businesses or assets) of whatever nature, whether presently in existence or arising hereafter, other than the Assumed Liabilities. All such liabilities and obligations shall be retained by and remain obligations and liabilities of Seller (all such liabilities and obligations not being assumed being herein referred to as the "Excluded Liabilities"). Notwithstanding any provision in this Agreement or any other writing to the contrary and without limiting the generality of the term "Excluded Liabilities", the Excluded Liabilities shall include:

              (i)  all liabilities and obligations of Seller, or any member of any consolidated, affiliated, combined or unitary group of which Seller is or has been a member for Taxes; provided that Transfer Taxes incurred in connection with the transactions contemplated by this Agreement and Apportioned Obligations shall be paid in the manner set forth in Section 5.8(b) and (c) hereof;

             (ii)  all liabilities and obligations relating to employee benefits or compensation arrangements in relation to Seller or the Business, whether relating or attributable to, or arising during, the period before or after Closing, including all liabilities or obligations under any employee benefit agreements, retention, severance or other plans or other arrangements, whether or not under Employee Benefit Plans;

            (iii)  all liabilities and obligations arising from any Action relating to Seller, the Business or the Purchased Assets pending before any arbitrator or Governmental Authority;

            (iv)  all liabilities and obligations relating to or arising from any presently or formerly owned, operated or leased asset, property or business of Seller that is not a Purchased Asset, whether relating or attributable to, or arising during, the period before or after Closing; and

             (v)  all liabilities and obligations relating or attributable to, or arising during, the operation of the Business and any owned, leased or operated Purchased Asset prior to Closing, including in relation to any contract (including any Assumed Contract), agreement, lease, license, commitment, sales or purchase order or other instrument or in relation to Magnolia.

        Section 2.4.    Closing.    Pursuant to the terms and subject to the conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Morgan Lewis & Bockius LLP, 502 Carnegie Center, Princeton, NJ 08540, at 10:00 a.m. local time within five (5) Business Days following the satisfaction or waiver of all of the conditions or obligations set forth in Article VI, or such other time and place as Buyer and Seller may agree to in writing (such date, the "Closing Date").

        Section 2.5.    Procedures for Certain Purchased Assets Not Freely Transferable.    Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not constitute an agreement to assign any Purchased Asset or any claim or right or any benefit arising thereunder or resulting therefrom if such assignment, without the consent of a third party thereto, would constitute a breach or other contravention of such Purchased Asset or in any way adversely affect the rights of Buyer or Seller thereunder. Seller and Buyer will use their commercially reasonable efforts (but without any payment of money by Seller or Buyer) to obtain the consent of any third parties to any such Purchased Asset or any claim or right or any benefit arising thereunder for the assignment thereof to Buyer as Buyer may request. If such consent is not obtained, or if an attempted assignment thereof would be ineffective or would adversely affect the rights of Seller thereunder so that Buyer would not in fact receive all such rights, Seller and Buyer will cooperate in a mutually agreeable arrangement under which Buyer would obtain the benefits and assume the obligations thereunder in accordance with this Agreement, including sub-contracting, sub-licensing, or sub-leasing to Buyer, or under which Seller would enforce for the benefit of Buyer, with Buyer assuming Seller's obligations, any and all rights of Seller against a third party thereto, so long as such arrangement does not limit the liquidation contemplated by Section 6.6. Seller will promptly pay to Buyer when received all monies received by Seller under any Purchased Asset or any claim or right or any benefit arising thereunder, except to the extent the same represents an Excluded Asset. In such event, Seller and Buyer shall, to the extent the benefits therefrom and obligations thereunder have not been provided by alternate arrangements satisfactory to Buyer and Seller, negotiate in good faith an adjustment in the consideration paid by Buyer for the Purchased Assets.

        Section 2.6.    Purchase Price Allocation.

          (a)    Prior to the Closing Date, Buyer shall provide to Seller copies of IRS Form 8594 and any required exhibits (the "Purchase Price Allocation") setting forth Buyer's proposed allocation of the Purchase Price (including the Assumed Liabilities, to the extent properly taken into account under Section 1060 of the Code) in accordance with Section 1060 of the Code. Within 20 days after the receipt of the Purchase Price Allocation, Seller shall propose to Buyer any changes to the Purchase Price Allocation or shall be deemed to have indicated its concurrence therewith. Buyer and Seller shall endeavor in good faith to resolve any differences with respect to the Purchase Price Allocation within 20 days after Buyer's receipt of notice of objection from Seller.

          (b)    If Seller objects to the Purchase Price Allocation within the period provided in Section 2.6(a) and Buyer and Seller are unable to resolve any differences that, in the aggregate, are material in relation to the Purchase Price, then any remaining disputed matters shall be finally and conclusively determined by an independent accounting firm of recognized national standing selected by Buyer and Seller, which firm shall not be the regular auditing firm of Buyer or Seller. Promptly, but not later than 20 days after its acceptance of its appointment, such accounting firm shall determine (based solely on presentations by Buyer and Seller and not by independent review) only those matters in dispute and shall render a written report as to the disputed matters and the resulting allocation of the Purchase Price and the Assumed Liabilities, which report shall be conclusive and binding upon the parties. Buyer and Seller shall, subject to the requirements of Applicable Law, file all Tax Returns and reports consistent with the allocation provided in the Purchase Price Allocation as determined by such accounting firm. The fees and expenses of such accounting firm shall be shared equally by Buyer and Seller.

          (c)    Seller and Buyer agree to act in accordance with the Purchase Price Allocation in any Tax Return, including any forms or reports required to be filed pursuant to Section 1060 of the Code or any provisions of any comparable Applicable Law, unless there has been a final "determination," as defined in Section 1313(a) of the Code, in which the allocation is modified. Buyer and Seller shall cooperate in the preparation of such Tax Returns and file such forms as may be required by Applicable Law. Neither Buyer nor Seller shall take a position inconsistent therewith upon examination of any Tax Return, in any refund claim, or in any litigation or investigation, without the prior written consent of the other party, except as required by Applicable Law. In the event that the Purchase Price Allocation is disputed by any Governmental Authority, the party receiving notice of the dispute shall promptly notify the other party hereto in writing of such notice and resolution of the dispute.

        Section 2.7.    Books and Records.    Subject to the Post-Closing Confidentiality Agreement and the Transition Plan, Buyer agrees and acknowledges that Seller may retain photocopies or other duplications of any and all Books and Records for Tax, regulatory, accounting, or other legitimate business purposes.

        Section 2.8.    Privileges.    Buyer acknowledges that the Purchased Assets include certain attorney work product protections, attorney-client privileges and similar legal protections and privileges with which Seller may be entitled in connection with the Purchased Assets or Assumed Liabilities, including the freedom to operate opinions listed on Schedule 2.8. Accordingly, Seller is not waiving, and shall not be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections or privileges with respect to the items listed on Schedule 2.8, to the extent allowed by Applicable Law, as a result of the disclosure of information to Buyer and its representatives in connection with this Agreement and the transactions contemplated by this Agreement. Seller and Buyer (i) share a common legal and commercial interest in all of the information and communications that may subject to such protections and privileges, (ii) are or may become joint defendants in Actions to which such protections and privileges may relate and (iii) intend that such protections and privileges remain intact should either party become subject to any actual or threatened Actions to which such information or communications relate. Seller agrees that it shall have no right or power after the Closing Date to waive any such protection or privilege included in any of the Purchased Assets and Seller shall take all actions reasonably requested by Buyer, at the expense of Buyer, in order to permit Buyer, at its sole discretion, to preserve or waive any such protection or privilege.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER

        Seller represents and warrants to Buyer that each statement contained in this Article III is true and correct as of the date hereof and as of the Closing Date, with each such representation and warranty subject to the disclosure Schedules of Seller referenced in such representation or warranty.

        Section 3.1.    Organization, Standing and Power.    Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority and all material governmental licenses, authorizations, permits, consents and approvals required to own, lease and operate its properties and to carry on its business as now being conducted. Seller is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is necessary because of the property owned, leased or operated by it or because of the nature of its business as now being conducted, except where any failure, individually or in the aggregate, to be so qualified or in good standing does not or could not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.1, Seller has no, and since January 1, 2002 has not had, any Subsidiaries or Affiliates. Magnolia has no rights to, under or in connection with the Purchased Assets.

        Section 3.2.    Authority; Binding Agreements.

          (a)    The Board of Directors of Seller, at a meeting thereof duly called and held, has duly adopted resolutions by the requisite majority vote approving this Agreement, the Related Documents and the transactions contemplated hereby and thereby determining that the terms and conditions of this Agreement, the Related Documents and the transactions contemplated hereby and thereby are in the best interests of Seller and its stockholders, and recommending that Seller's stockholders authorize the transactions contemplated by this Agreement and the Related Documents (the "Recommendation"). The foregoing resolutions of the Board of Directors of Seller have not been modified, supplemented or rescinded and remain in full force and effect as of the date hereof. The Board of Directors of Seller has received an opinion of Seller's Financial Advisor to the effect that, as of the date of such opinion, the terms and conditions of the transactions contemplated by this Agreement and the Related Documents are fair, from a financial point of view, to Seller. The foregoing opinion has not been modified, supplemented or rescinded prior to the date of this Agreement.

          (b)    No stockholder or other equityholder approval is required on behalf of Seller for the execution, delivery or performance of this Agreement, the Related Documents or any of the transactions contemplated hereby or thereby, other than the affirmative vote of the holders of a majority of the outstanding shares of Seller's common stock (the "Required Stockholder Vote"). Subject to obtaining the Required Stockholder Vote, the execution and delivery by Seller of this Agreement and the Related Documents to which it is or will become a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of Seller. Seller has all requisite corporate power and authority to enter into this Agreement and the Related Documents to which it is or will become a party and, subject to obtaining the Required Stockholder Vote, to consummate the transactions contemplated hereby and thereby, and this Agreement and such Related Documents have been, or upon execution and delivery thereof will be, duly executed and delivered by Seller. This Agreement and the Related Documents to which Seller is or will become a party are, or upon execution and delivery by Seller thereof will be, the valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except to the extent that enforceability is limited by bankruptcy, insolvency or similar laws affecting creditors' rights and remedies by equitable principles.

        Section 3.3.    Conflicts.    The execution, delivery and performance by Seller of this Agreement and the Related Documents to which it is or will become a party and the consummation of the transactions contemplated hereby and thereby do not and will not:

          (a)    conflict with or result in a breach of the certificate of incorporation, bylaws or other constitutive or organizational documents of Seller;

          (b)    conflict with, result in a default or give rise to any right of termination, cancellation, modification or acceleration under any material note, bond, lease, mortgage, indenture, Contract or other instrument or obligation to which Seller is a party, or by which Seller, the Collaboration or any of the Purchased Assets may be bound or affected, except as set forth on Schedule 3.3(b) ;

          (c)    assuming the Required Stockholder Vote is obtained and the filings referred to in Section 5.4 are made, conflict with or violate in any material respect any Applicable Law with respect to Seller, the Business or any of the Purchased Assets; or

          (d)    result in the creation or imposition of any Lien (other than Permitted Liens) upon any Purchased Asset.

        Section 3.4.    Governmental Authorizations.    No consent, approval or authorization of, or registration, declaration or other similar action in respect of, or filing with, any Governmental

Authority is required to be obtained or made by or with respect to Seller in connection with the execution, delivery and performance of this Agreement, the Related Documents or the consummation of the transactions contemplated hereby and thereby, other than (i) a proxy statement related to the Seller Stockholders Meeting (together with any amendments thereof or supplements thereto, the "Proxy Statement"), (ii) compliance with the rules of The Nasdaq Stock Market Inc., (iii) any notices, applications, authorizations or licenses required under Directive 2001/83/EC, Regulation (EC) No. 726/2004, each as amended, and relevant national implementations thereof and (iv) those that may be required solely by reason of Buyer's (as opposed to any other third party's) participation in the transactions contemplated by this Agreement and the Related Documents.

        Section 3.5.    Licenses and Permits.    Schedule 3.5(a) correctly describes each license, franchise, permit, certificate, approval or other similar authorization affecting, or relating to Seller, the Business or the Purchased Assets (the "Permits"), including environmental Permits, together with the name of the Governmental Authority issuing such Permit. The Permits are valid and in full force and effect. Seller is not in default, and no condition exists that with notice or lapse of time or both would constitute a default, under the Permits. Schedule 3.5(b) sets forth each Permit which requires a consent or other action by any Person as a result of the execution, delivery and performance of this Agreement, except such consents or actions as would not, individually or in the aggregate, have a Material Adverse Effect if not received or taken by the Closing Date (the "Required Consents"). None of the Permits will, assuming the related Required Consents have been obtained prior to the Closing Date, be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated hereby.

        Section 3.6.    Proxy Statement.    None of the information supplied or to be supplied by or on behalf of Seller for inclusion or incorporation by reference in, and that is included or incorporated by reference in the Proxy Statement or any amendment or supplement thereto, will, at the time of mailing of the Proxy Statement to Seller's stockholders or at the time of the Seller Stockholders Meeting or any other meeting of Seller's stockholders to be held in connection with the transactions contemplated hereby, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement and the furnishing thereof by Seller will comply in all respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the General Corporation Law of the State of Delaware, as applicable.

        Section 3.7.    Good Title.    Except as set forth on Schedule 3.7, (a) Seller has good and marketable title to, or valid contract rights to, as applicable, all of the Purchased Assets free and clear of all Liens (other than Permitted Liens), and has the power and right to sell, convey, deliver, transfer and assign to Buyer, as applicable, the Purchased Assets, (b) to Seller's Knowledge, there are no adverse claims of ownership to the Purchased Assets, and (c) Seller has not received written notice that any Person has asserted a claim of ownership or right of possession or use in or to any of the Purchased Assets. At the Closing, Seller will transfer to Buyer, good and marketable title to, or valid contract rights to, as applicable, all of the Purchased Assets, free and clear of all Liens (other than Permitted Liens).

        Section 3.8.    SEC Filings.    Seller agrees to timely file all reports, registration statements, proxy statements and other documents (including exhibits and in each case together with all amendments thereto) (such reports, registration statements, proxy statements and all other documents, together with any amendments thereto, are collectively referred to as the "Seller Commission Filings"). The Seller Commission Filings filed with the Commission constitute, and the Seller Commission Filings to be made after the date hereof and on or before the Closing Date will constitute, all of the documents (other than preliminary materials) that Seller was or will be required to file with the Commission from January 1, 2005, to the date hereof and the Closing Date, respectively. As of their respective filing dates (or if amended or superseded by a filing date, then on the filing date of such amending or superseding filing), the Seller Commission Filings (i) were, and will be, prepared in accordance, and complied, or will comply, in all material respects, with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to such Seller Commission Filings and (ii) did not, and will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        Section 3.9.    Financial Statements.    Each of the audited consolidated financial statements and unaudited interim financial statements (including, in each case, any related notes thereto) contained (or to be contained) in the Seller Commission Filings (the "Seller Financials"), as of their respective filing dates, (i) complied, or will comply, in all material respects with the published rules and regulations of the Commission with respect thereto, (ii) was, or will be, prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP") applied on a consistent basis (except as may be indicated in the notes thereto) and (iii) fairly presented, or will present, in all material respects the consolidated financial position of Seller as at the respective dates thereof and the results of Seller's operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments.

        Section 3.10.    No Undisclosed Material Liabilities.    There are no liabilities or obligations of Seller or the Business (or otherwise relating to the Purchased Assets) of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances, which could reasonably be expected to result in such a liability or obligation, except as and to the extent (i) disclosed on Schedule 3.10, (ii)  provided for in the audited balance sheet of Seller as at December 31, 2007 (the "Seller Balance Sheet") or in the notes thereto and (iii) other undisclosed liabilities which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

        Section 3.11.    Absence of Changes.    Except as otherwise disclosed in the Seller Commission Filings filed prior to the date of this Agreement or as set forth in Schedule 3.11, since January 1, 2008 there has not been any change, and no event has occurred and no condition exists, that individually or together with all other such changes, events and conditions, has had or would reasonably be expected to have a Material Adverse Effect. Since January 1, 2002, Seller has not conducted any business operations other than as disclosed in the Seller Commission Filings.

        Section 3.12.    Intellectual Property.

          (a)    Schedule 3.12(a) sets forth a true, accurate and complete list of all registrations, applications for registration and similar filings with any Governmental Authority relating to the Transferred Intellectual Property owned by, Controlled by, or otherwise in the possession of, Seller (which Schedule identifies the applicable serial or other identifying number, country, filing, expiration date and title, if applicable) except for any such registrations or filings that are or were owned or Controlled by Buyer in connection with the Collaboration. Seller has provided true, accurate and complete copies of all such registrations, applications and similar filings to Buyer, and has taken all action necessary to prosecute all of Seller's existing applications and to maintain all such registrations in full force and effect, including having paid all required maintenance fees, and has not taken or failed to take any action that could reasonably be expected to have the effect of waiving any rights to the Transferred Intellectual Property. Each such registration, application and similar filing has been prosecuted in material compliance with all applicable rules, policies, and procedures of the United States Patent and Trademark Office or applicable foreign patent agencies and, to Seller's Knowledge, there is no material prior art relevant thereto or other impediment that may render the claims invalid or unenforceable.

          (b)    Schedule 3.12(b) sets forth a true, accurate and complete list of all Contracts to which Seller is a party or otherwise bound and pursuant to which Seller grants the right to use, or a covenant not to be sued under, any Transferred Intellectual Property or obtains the right to use, or a covenant not to be sued under, any Intellectual Property used in or necessary for the conduct of the Seller Collaboration Activities.

          (c)    Except for third party rights under the Assumed Contracts or as set forth on Schedule 3.12(c), (i) the Transferred Intellectual Property is, to Seller's Knowledge, enforceable and valid and (ii) none of the Transferred Intellectual Property is the subject of (A) any pending Action (including, with respect to Patent Rights, inventorship challenges, interferences, reissues, reexaminations and oppositions or similar Actions) or any Order or other agreement to which Seller is a party restricting (x) the use of any Transferred Intellectual Property in connection with the Collaboration as it has been or is presently conducted by Seller or, to Seller's Knowledge, by Buyer, or (y) the assignment, disclosure or license thereof by Seller, or (B) any Action or claim of infringement made in writing, any pending Action to which Seller is a party or, to Seller's Knowledge, any threatened Action or claim. Except as set forth on Schedule 3.12(c), there have been no settlements or agreements reached with respect to any such Actions related to the Transferred Intellectual Property.

          (d)    Except as set forth on Schedule 3.12(d), Seller has not granted any Person any license, right, right of use or other similar rights with respect to any of the Transferred Intellectual Property. Except as set forth on Schedule 3.12(d), the Transferred Intellectual Property and the Intellectual Property licensed to Seller pursuant to the Assumed Contracts together constitute all the Intellectual Property (other than off-the-shelf software, off-the-shelf research tools and commercially available materials) necessary to, or used in, the conduct of the Collaboration as it has been and is now being conducted by Seller or, to Seller's Knowledge, by Buyer. To Seller's Knowledge, there is no unauthorized use, infringement, misappropriation or violation of any of the Transferred Intellectual Property by any Person. The Collaboration, as it has been and is now being conducted by Seller, and, to Seller's Knowledge, by Buyer, does not presently and, to Seller's Knowledge, will not, infringe or misappropriate or otherwise violate, as applicable, the Intellectual Property of any Person, and Seller has not received any written notice from any Person regarding, and has no Knowledge of, any claim or assertion to the contrary.

          (e)    Except as set forth on Schedule 3.12(e) and except for third party rights under the Assumed Contracts, Seller is the sole owner of all Transferred Intellectual Property and holds all right, title and interest in and to all Transferred Intellectual Property, free and clear of any Lien (other than Permitted Liens). In each case where any registration or application for registration of any Transferred Intellectual Property is held by assignment, the assignment has been duly recorded with the applicable Governmental Authority. All issuance, renewal, maintenance and other material payments that are or have become due with respect to the Transferred Intellectual Property have been timely paid by or on behalf of Seller. All documents, certificates and other material in connection with the Transferred Intellectual Property have, for the purposes of maintaining such Transferred Intellectual Property, been filed in a timely manner with the relevant Governmental Authorities.

          (f)    Seller has taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all Know-How that is material to the Seller Collaboration Activities and the value of which to Seller is contingent upon maintaining the confidentiality thereof and no such Know-How has been disclosed other than to employees, representatives and agents of Seller or potential and actual collaboration partners, all of whom are bound by confidentiality obligations.

        Section 3.13.    Contracts.

          (a)    Schedule 2.2(a)(iv) sets forth the list of Assumed Contracts, including all license agreements in respect of any of the Transferred Intellectual Property. Seller has made available to Buyer true, accurate and complete copies of the Assumed Contracts, including all amendments, modifications and waivers relating thereto.

          (b)    Except for the Assumed Contracts and as set forth on Schedule 3.13(b), Seller is not a party to, or bound by, any agreement or arrangement that limits or otherwise restricts the freedom of Seller to own, operate, sell, transfer, pledge or otherwise dispose of or encumber any Purchased Assets that could, after Closing, so limit the freedom of Buyer.

          (c)    All Assumed Contracts are, and on the Closing Date all Assumed Contracts will be, (i) in full force and effect, (ii) the valid and binding obligations of Seller and, to Seller's Knowledge, the other parties thereto and (iii) enforceable in accordance with their respective terms, except to the extent that enforceability is limited by bankruptcy, insolvency or similar laws affecting creditors' rights and remedies by equitable principles. There exists no default, or any event which upon notice or the passage of time, or both, could reasonably be expected to give rise to any default, in the performance by Seller or, to Seller's Knowledge, by any other party under any Assumed Contract. Seller has not received any notice, nor does Seller have any Knowledge, that any party to any of the Assumed Contracts intends to cancel or terminate any Assumed Contract or has or intends to submit to Seller any claim of material breach by any such party with respect to the performance of Seller's obligations under any such Assumed Contract. Schedule 3.3(b) sets forth the list of those Assumed Contracts for which Consents are required to assign such Assumed Contracts to Buyer. None of the Assumed Contracts have been entered into by Seller other than in the ordinary course of its business or other than on an arm's length basis.

        Section 3.14.    Compliance with Applicable Law.    The Seller Collaboration Activities have been and are conducted by Seller in all material respects in compliance with Applicable Law.

        Section 3.15.    Litigation.    There is no Action pending, or to Seller's Knowledge, threatened before any Governmental Authority, and there is no claim, investigation or administrative action of any Governmental Authority pending, or to Seller's Knowledge, threatened, that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There is no outstanding Order of any Governmental Authority against Seller that could reasonably be expected to result in a Material Adverse Effect.

        Section 3.16.    Insurance.    Seller has maintained commercial general liability insurance in accordance with Section 11.5 of each Collaboration Agreement. Each such policy is valid and binding, and is or has been in effect during the entire policy period stated therefor. All such insurance policies are in the name of Seller and all premiums with respect to such policies are, and as of the Closing Date will be, paid in full and Seller has otherwise complied in all material respects with the terms and conditions of such policies. There is no claim pending under any of such policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies or in respect of which such underwriters have reserved their rights. Seller has not received notice of cancellation or termination of any such policy, nor has it been denied or had revoked or rescinded any policy of insurance.

        Section 3.17.    Taxes.

          (a)    Seller has timely paid all Taxes that will have been required to be paid by it in respect of the Purchased Assets, the non-payment of which would result in a Lien on any Purchased Asset, would otherwise adversely affect the Purchased Assets or would result in Buyer becoming liable or responsible therefor.

          (b)    Seller has established, in accordance with U.S. GAAP applied on a basis consistent with that of preceding periods, adequate reserves for the payment of, and will timely pay, all Taxes which arise from or with respect to the Purchased Assets or the operation of its Business and are incurred in or attributable to the Pre-Closing Tax Period, the non-payment of which would result in a Lien on any Purchased Asset, would otherwise adversely affect the Purchased Assets or would result in Buyer becoming liable therefor.

          (c)    Seller has timely filed all income Tax returns required to be filed with any federal, state or local Government Authority.

        Section 3.18.    Brokers.    No agent, broker, firm or other Person acting on behalf, or under the authority, of Seller is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated hereby, other than Seller's Financial Advisor.

        Section 3.19.    Regulatory Matters.

          (a)    No Governmental Authority has notified Seller that the conduct of the Seller Collaboration Activities as they have been or are presently conducted by Seller were or are in violation of any Applicable Law or the subject of any investigation. To Seller's Knowledge, the conduct of the Seller Collaboration Activities as they have been or are presently conducted by Seller were not or are not in violation of any Applicable Law or the subject of any investigation.

          (b)    Neither Seller nor any of the Employees that conducted any Seller Collaboration Activities has been disqualified, debarred or voluntarily excluded by the FDA or any other Governmental Authority for any purpose, or has been charged with or convicted under United States federal law for conduct relating to the development or approval, or otherwise relating to the regulation, of any drug product under the Generic Drug Enforcement Act of 1992, the Act or any other Applicable Law, or has made an untrue statement of a material fact to any Governmental Authority with respect to the Purchased Assets (whether in any submission to such Governmental Authority or otherwise), or failed to disclose a material fact required to be disclosed to any Governmental Authority with respect to the Purchased Assets. Seller has not, and to Seller's Knowledge no Employee has, received any notice to such effect.

        Section 3.20.    Environmental Matters.

          (a)    There are no writs, injunctions, decrees, orders or judgments outstanding against Seller and no written notice, notification, demand, request for information, citation, summons or order has been received by Seller, no written complaint has been filed, no penalty has been assessed and no investigation, action, claim, suit or proceeding is pending, or to Seller's Knowledge, threatened by any Governmental Authority or other Person involving any of Seller, any current or former subsidiary of Seller or the current or past activities, operations, real property or assets of Seller or any current or former subsidiary of Seller and relating to or arising out of any Environmental Law or Hazardous Substance against Seller, (i) which remains unresolved; and (iii) alleges or is with respect to a violation of any applicable Environmental Law that would have a Material Adverse Effect;

          (b)    Seller has provided copies to Buyer of all material written environmental investigation reports that relate to its current facilities or, to Seller's Knowledge, are otherwise in its possession; and

          (c)    Seller does not currently own, lease or operate any real property in New Jersey or Connecticut.

        Section 3.21.    Employee Matters.

          (a)    (i) Each Employee Benefit Plan has been operated and administered substantially in accordance with its material terms and in all material respects in accordance with Applicable Law; and (ii) all contributions to the Employee Benefit Plans that have been required to be made in accordance with the terms of the Employee Benefit Plans and Applicable Laws have been timely made.

          (b)    Neither Seller nor any subsidiary, person or entity that, together with Seller, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code (each, an "ERISA Affiliate") has maintained, contributed to or been obligated to maintain or contribute to, or has any actual or contingent liability under, any "defined benefit plan" (as defined in Section 3(35) of ERISA), a "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA), any plan providing post-retirement medical benefits, or any plan subject to Title IV of ERISA, and neither Seller nor any ERISA Affiliate could incur any liability under Title IV of ERISA.

          (c)    Other than claims for benefits submitted in the ordinary course pursuant to an Employee Benefit Plan's claims procedures, there are no actual or, to Seller's Knowledge, threatened claims involving any Employee Benefit Plan.

          (d)    Seller is not a party to or otherwise bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is any such contract or agreement presently being negotiated, nor, to Seller's Knowledge, is there a representation campaign respecting any Employees of Seller. As of the date of this Agreement, there is no pending or, to Seller's Knowledge, threatened, labor strike, dispute, walkout, work stoppage, slow-down or lockout involving Seller.

          (e)    All Employees are located in the United States.

          (f)    No Employee Benefit Plan by its terms or Applicable Law would be required to be assumed by Buyer or any of its Affiliates. Seller acknowledges that Seller retains all liability to provide continuation coverage pursuant to Section 4980B of the Code from and after the Closing Date to current and former employees of Seller who are eligible for continuation coverage benefits to the extent required by law.

        Section 3.22.    Solvency.    Seller is not insolvent, and shall not be rendered insolvent by any of the transactions contemplated by this Agreement or the Related Documents. As used in this Section 3.22, "insolvent" means that the sum of the debts and other liabilities and obligations of Seller exceeds the present fair saleable value of Seller's assets. Immediately after giving effect to the consummation of the transactions contemplated by this Agreement and the Related Documents, (a) Seller will be able to pay its liabilities and obligations as they become due in the usual course of its business, (b) Seller will not have unreasonably small capital with which to conduct its business, (c) Seller will have assets (calculated at fair market value) that exceed its liabilities and obligations and (d) taking into account all pending and threatened litigation, final judgments against Seller in actions for money damages are not reasonably anticipated to be rendered at a time when, or in amounts such that, Seller shall be unable to satisfy any such judgment promptly in accordance with its terms (taking into account an estimated probable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered) as well as all other obligations of Seller. The cash available to Seller is and shall be sufficient to pay all such liabilities, obligations and judgments promptly in accordance with their terms.

 ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER

        Buyer represents and warrants to Seller that each statement contained in this Article IV is true and correct as of the date hereof and as of the Closing Date, with each such representation and warranty subject to the disclosure Schedules of Buyer referenced in such representation or warranty.

        Section 4.1.    Organization, Standing and Power.    Buyer is a corporation duly organized and validly existing under the laws of the jurisdiction in which it is organized.

        Section 4.2.    Authority; Binding Agreements.    The execution, delivery and performance by Buyer of this Agreement and the Related Documents to which it is or will become a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of Buyer. Buyer has all requisite power and authority to enter into this Agreement and the Related Documents to which it is or will become a party and to consummate the transactions contemplated hereby and thereby, and this Agreement and such Related Documents have been, or upon execution and delivery thereof will be, duly executed and delivered by Buyer. No stockholder or other equityholder approval is required on behalf of Buyer for the execution, delivery or performance of this Agreement and such Related Documents. This Agreement and the Related Documents to which Buyer is or will become a party are, or upon execution and delivery thereof will be, the valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, except to the extent that enforceability is limited by bankruptcy, insolvency or similar laws affecting creditors' rights and remedies by equitable principles.

        Section 4.3.    Conflicts.    The execution, delivery and performance by Buyer of this Agreement and the Related Documents to which it is or will become a party, the consummation of the transactions contemplated hereby and thereby and compliance by Buyer with the provisions hereof and thereof do not and will not:

          (a)    conflict with or result in a breach of the certificate of incorporation, bylaws or other constitutive or organizational documents of Buyer; or

          (b)    conflict with or violate any material Applicable Law with respect to Buyer or Buyer's properties or assets;

which, in the case of (a) or (b) above, would reasonably be expected to materially delay or prevent the consummation of the transactions contemplated herein or in the Related Documents.

        Section 4.4.    Consents.    No Consent of, or registration, declaration or filing with, any Governmental Authority or any other third party is required to be obtained or made by or with respect to Buyer in connection with the execution, delivery and performance of this Agreement or the Related Documents or the consummation of the transactions contemplated hereby or thereby other than (i) any notices, applications, authorizations or licenses required under Directive 2001/83/EC, Regulation (EC) No. 726/2004, each as amended, and relevant national implementations thereof, and (ii) those that may be required solely by reason of Seller's (as opposed to any third party's) participation in the transactions contemplated by this Agreement and the Related Documents.

        Section 4.5.    Brokers.    No agent, broker, investment banker, firm or other Person acting on behalf, or under the authority, of Buyer is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated hereby.

        Section 4.6.    Litigation.    There is no Action pending, or to Buyer's Knowledge, threatened before any Governmental Authority, and there is no claim, investigation or administrative action of any Governmental Authority pending, or to Buyer's Knowledge, threatened, that could reasonably be expected to result in restraining, enjoining or otherwise preventing the completion by Buyer of the transactions contemplated by this Agreement or the Related Documents.

        Section 4.7.    Availability of Funds.    Buyer has cash available or has current access to funds under existing borrowing facilities or other sources of immediately available funds that together are sufficient to enable it to consummate the transactions contemplated by this Agreement and the Related Documents.

ARTICLE V
ADDITIONAL AGREEMENTS

        Section 5.1.    Obligation to Consummate Transaction.    Each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to the extent permissible under Applicable Law, to consummate and make effective the transactions contemplated by this Agreement and Related Documents as expeditiously as practicable and to ensure that the conditions set forth in Article VI are satisfied, insofar as such matters are within the control of such party.

        Section 5.2.    Confidentiality.    The parties hereby agree that any information exchanged between the parties hereto pursuant to or in connection with this Agreement shall be held subject to and in accordance with the confidentiality, non-disclosure and non-use obligations set forth in the Existing Confidentiality Agreement for the period prior to the Closing. From and after the Closing Date, the Existing Confidentiality Agreement shall terminate and the rights and obligations of Seller, Buyer and BGX with respect to confidentiality, access and use of information shall be governed under a Post-Closing Confidentiality Agreement to be entered into as of the Closing Date by Seller, Buyer and BGX (the "Post-Closing Confidentiality Agreement").

        Section 5.3.    Access to Information.

          (a)    From the date hereof to the Closing Date, Seller shall afford to Buyer and its accountants, counsel and other authorized representatives reasonable access, at Buyer's sole expense, upon reasonable prior notice during normal business hours, to the properties, books and records related to the Purchased Assets; provided, however, that such access does not unreasonably disrupt the normal operations of Seller. Nothing contained in this Section 5.3(a) shall obligate Seller to breach any duty of confidentiality owed to any person whether such duty arises contractually, statutorily or otherwise, or to waive any attorney-client privilege.

          (b)    After the Closing Date, Seller shall grant to Buyer such access to financial records and other information in their possession related to the Purchased Assets with respect to the period before the Closing Date and such cooperation and assistance as shall be reasonably required to enable each of them to complete their legal, regulatory, stock exchange and financial reporting requirements and for any other reasonable business purpose, including in respect of litigation and insurance matters; provided, however, that such access does not unreasonably disrupt the normal operations of Seller. Buyer shall promptly reimburse Seller for Seller's reasonable out-of-pocket expenses associated with requests made by Buyer under this Section 5.3(b) but no other charges shall be payable by Buyer to Seller in connection with such requests. Nothing contained in this Section 5.3(b) shall obligate Seller to breach any duty of confidentiality owed to any Person whether such duty arises contractually, statutorily or otherwise, or to waive any attorney-client privilege.

        Section 5.4.    Preparation of Proxy Statement; Stockholders Meeting.

          (a)    As soon as practicable after the date hereof, Seller shall prepare and file with the SEC a Proxy Statement. Seller and Buyer shall cooperate with each other in the preparation of the Proxy Statement and without limiting the generality of the foregoing, Seller shall consult with Buyer prior to filing the Proxy Statement (or any amendment or supplement thereto) with the SEC and shall consider in good faith including any reasonable comments of Buyer relating thereto, and Buyer shall, in a timely manner, furnish to Seller the information relating to Buyer required by the Exchange Act to be set forth in the Proxy Statement. Unless the Board of Directors of Seller has effected a Change in Recommendation in accordance with Section 5.7(c), the Proxy Statement shall include the Recommendation of the Board of Directors of Seller that Seller's stockholders authorize the transactions contemplated by this Agreement and the Related Documents. The Proxy Statement shall additionally include in the Proxy Statement a copy of the opinion of Seller's Financial Advisor to the Board of Directors of Seller with respect to the fairness of the transactions contemplated by this Agreement and the Related Documents.

          (b)    Seller shall use its commercially reasonable efforts to respond promptly to any comments made by the SEC with respect to the Proxy Statement. Seller shall use its commercially reasonable efforts to cause the Proxy Statement to be mailed to its stockholders as promptly as practicable following the filing thereof with the SEC and the resolution of any comments thereon by the SEC. Seller shall advise Buyer promptly after it receives notice of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information, and Seller shall consult with Buyer prior to responding to any of the foregoing and shall consider in good faith including any reasonable comments of Buyer relating to any such responses. The Proxy Statement and any amendments or supplements to the Proxy Statement will, when filed, comply as to form in all material respects with the applicable requirements of the Exchange Act. The information supplied by Buyer for inclusion in the Proxy Statement or any amendment or supplement to the Proxy Statement, will not, on the date it is first mailed to Seller's stockholders, on the date Seller's stockholders vote on this Agreement and at the Closing, contain any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will not at the time of the Seller Stockholders Meeting, omit to state any material fact necessary to correct any statement in any earlier communication with respect to the Seller Stockholders Meeting that shall have become false or misleading in any material respect. If at any time prior to the Closing Date any information relating to Seller or Buyer, or any of their respective Affiliates, officers or directors, is discovered by Seller or Buyer that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Applicable Law, disseminated to the stockholders of Seller.

          (c)    Seller shall, as soon as practicable after the date hereof, and in accordance with Seller's certificate of incorporation and bylaws and Applicable Law, establish a record date (which will be as soon as practicable after the date hereof) for, duly call, and give notice of, a meeting of its stockholders (the "Seller Stockholders Meeting") for the purpose of considering and taking action upon this Agreement and the transactions contemplated hereby.

          (d)    As soon as practicable following the date on which the Proxy Statement is mailed to Seller's stockholders, Seller shall convene and hold the Seller Stockholders Meeting. Once the Seller Stockholders Meeting has been called and noticed, except pursuant to the following sentence, Seller shall not postpone or adjourn the Seller Stockholders Meeting without the consent of Buyer, which consent shall not be unreasonably withheld or delayed. If a quorum of stockholders has not been obtained by the scheduled date for the Seller Stockholders Meeting, or supplemental or amended proxy materials are required to be filed with the SEC or disseminated to Seller's stockholders prior to the Seller Stockholders Meeting, then Seller shall postpone or adjourn the Seller Stockholder Meeting until such time as a quorum is obtained or a period complying with Applicable Law is permitted for the filing or dissemination of such supplemental or amended proxy materials. In the event that the Seller Stockholders Meeting is delayed to a date after the End Date (as defined in Section 8.1(b)) as a result of any adjournment or postponement pursuant to this Section 5.4(d), then the End Date shall be extended to the fifth (5th) Business Day after the date on which the Sellers Stockholder Meeting is convened and a vote by the stockholders of Seller on the proposal set forth in the Proxy Statement is taken.

          (e)    Unless the Board of Directors of Seller has effected a Change in Recommendation in accordance with Section 5.7(c), Seller shall use its commercially reasonable efforts to solicit from stockholders of Seller proxies in favor of the approval of this Agreement and the transactions contemplated hereby and shall take all other action necessary or advisable to secure the Required Stockholder Vote. Seller shall engage a proxy solicitor to solicit proxies on behalf of Seller in connection with the Seller Stockholders Meeting. Unless the Board of Directors of Seller has effected a Change in Recommendation in accordance with Section 5.7(c), Seller shall use its commercially reasonable efforts, including by attending in person meetings, participating in phone conferences and providing requested information, to cause any proxy advisory firms advising their clients in connection with the Seller Stockholders Meeting to recommend that client stockholders vote in favor of the approval of this Agreement and the transactions contemplated hereby.

        Section 5.5.    Standstill Agreement.    During the period commencing on the date of this Agreement and ending on the earlier of the termination of this Agreement or the Closing Date, except with respect to the transactions contemplated hereby and by the Related Documents, Buyer shall not, and shall cause any Person Controlled by Buyer not to, directly or indirectly, alone or in concert with others, without the prior written consent of Seller or its Board of Directors: (i) effect, acquire or agree, offer, seek or propose to effect or acquire, or cause to be acquired, directly or indirectly, by purchase or otherwise, ownership (including beneficial ownership as defined in Rule 13d-3 under the Exchange Act) of any voting securities or direct or indirect rights or options to acquire any voting securities of Seller, or of any successor to or person in control of Seller, any of the assets or businesses of Seller, or of any such successor or controlling person, or any bank debt, claims or other obligations, (ii) effect or agree, offer, seek or propose to effect any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Seller; (iii) seek or propose to influence or control the management or policies of Seller or to obtain representation on Seller's Board of Directors, or solicit, or participate in the solicitation of, any proxies or consents with respect to any securities of Seller; (iv) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving Seller or its securities or assets; (v) enter into any discussions, negotiations, arrangements or understandings with, or otherwise assist or encourage, any third party with respect to any of the foregoing, or otherwise form, join or in any way participate in a "group" (as defined in Section 13(d)(3) of the Exchange Act) in connection with any of the foregoing; or (vi) seek or request permission or participate in any effort to do any of the foregoing or make, or seek permission to make, any public announcement with respect to the foregoing.

        Section 5.6.    Interim Operations.    Seller agrees that, after the date of this Agreement and prior to the Closing Date (unless Buyer shall otherwise approve in writing) and except as required by Applicable Law, the Business shall be conducted in the ordinary and usual course consistent with past practice and, to the extent consistent therewith, Seller shall use its commercially reasonable efforts to (i) preserve intact the present business organization of the Business (except as may be otherwise contemplated by the Supply Agreement), (ii) maintain in effect all foreign, federal, state and local licenses, permits, consents, franchises, approvals and authorizations and (iii) keep available the services of the directors, officers and key employees and suppliers (except as may be otherwise contemplated by the Supply Agreement) of the Business. Without limiting the generality of the foregoing and in furtherance thereof, from the date of this Agreement until the Closing, except (i) as otherwise expressly contemplated by this Agreement, (ii) as Buyer may approve in writing, (iii) as is required by Applicable Law or Governmental Authorities, (iv) as may be reasonably required to comply with the Transition Plan or (v) as set forth in Schedule 5.6, Seller will not:

          (a)    adopt or propose any amendment or change in its articles of association or bylaws or other applicable governing instruments;

          (b)    merge or consolidate with any other Person, or restructure, reorganize or completely or partially liquidate;

          (c)    acquire assets outside of the ordinary course of business in a manner that is inconsistent with past practice or the Transition Plan, other than acquisitions pursuant to Contracts in effect as of the date of this Agreement that have been disclosed to Buyer prior to the date of this Agreement;

          (d)    sell, lease or otherwise transfer, or create or incur any Lien on, any Purchased Assets, including the Reagents;

          (e)    sell, lease or otherwise transfer, or create or incur any Lien on, any items within the Inventory;

          (f)    except for any repurchase, cancellation or exchange by Seller of its stock or warrants or as otherwise provided in any existing option plan of Seller that has been made available to Buyer, issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, deliver, lease, license, guarantee or encumbrance of, any shares of capital stock of Seller, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities;

          (g)    create, incur, assume, suffer to exist or otherwise be liable with respect to any indebtedness for borrowed money or guarantees thereof;

          (h)    modify in any respect any of the Assumed Contracts or waive any failure to comply with any provision thereunder by any of the other parties thereto;

          (i)    enter into any agreement or arrangement that is material to the Purchased Assets, including entering into, renewing, extending, amending or terminating any license agreement with respect to the Intellectual Property of a third person or the Transferred Intellectual Property, or that materially increases Seller's actual or contingent liabilities and obligations beyond cash available to satisfy them;

          (j)    take (or omit to take) any action that adversely affects, or could reasonably be expected to adversely affect, any rights of Seller to the Transferred Intellectual Property, or abandon or permit to lapse any rights of Seller to the Transferred Intellectual Property;

          (k)    settle, or offer or propose to settle, (1) any litigation, investigation, arbitration, proceeding or other claim involving or against Seller, the Purchased Assets or the Business or (2) any litigation, arbitration, proceeding or dispute that relates to the transactions contemplated hereby or by the Related Documents;

          (l)    amend or modify the BGX Asset Purchase Agreement, or waive any provision thereof, or consent to or approve any action by BGX that is not otherwise expressly permitted thereunder, provided, however that any approval required by Buyer pursuant to this clause (l) shall not be unreasonably withheld;

          (m)    take any action that would make any representation or warranty of Seller hereunder, or omit to take any action necessary to prevent any representation or warranty of Seller hereunder from being, inaccurate in any respect at, or as of any time before, the Closing Date;

          (n)    agree, resolve or commit to do any of the foregoing.

        As part of the Collaboration, Seller is currently in the process of transferring the Technology to certain third party suppliers in order to enable such suppliers to deliver materials directly to Buyer for use in its work relating to the Collaboration. Seller shall, in line with current plans as set forth in the Supply Agreement, complete the transfer by it to such third party suppliers of all such Technology prior to the Closing Date in a manner reasonably satisfactory to Buyer. For the purposes of this Section 5.6, "Technology" includes all technology, know-how and documentation of Seller that such third party suppliers reasonably require in order to supply Buyer with materials required for Buyer's work relating to the Collaboration as currently conducted.

        Section 5.7.    Acquisition Proposals.

          (a)    Seller, and its directors, officers, employees, financial advisors, attorneys, accountants and consultants, shall immediately cease any discussions or negotiations presently being conducted with respect to any Acquisition Proposal. Seller shall not and shall cause its directors, officers, employees, financial advisors, attorneys, accountants and consultants not to, directly or indirectly (i) initiate, solicit, knowingly take any action to facilitate or knowingly encourage any inquiries with respect to, or the making of, any Acquisition Proposal, (ii) engage in any negotiations or discussions with, furnish any information or data to or enter into any letter of intent (except for any confidentiality agreement contemplated by Section 5.7(b), subject to compliance with this Section 5.7(a)), agreement in principle, acquisition agreement or similar agreement with any party relating to any Acquisition Proposal, (iii) grant any waiver or release under any standstill or similar agreement with respect to acquisitions of Seller's common stock or other securities or assets by any party other than Buyer or (iv) propose publicly or agree to do any of the foregoing related to any Acquisition Proposal. Seller shall be responsible for any breach of the provisions of this Section 5.7 by any director, officer, financial advisor, attorney, accountants or consultant of Seller.

          (b)    Notwithstanding anything to the contrary contained in this Section 5.7, Seller may engage in discussions or negotiations with, and furnish information and data to, any party that submits an unsolicited written Acquisition Proposal after the date of this Agreement and on or prior to the date of the Seller Stockholders Meeting or any adjournment thereof (the "Applicable Period") if (i) the Board of Directors of Seller determines in good faith that such Acquisition Proposal constitutes or is reasonably likely to result in a Superior Acquisition Proposal, (ii) the Board of Directors of Seller determines in good faith that the failure to take such action would result in a breach of the fiduciary duties of the Board of Directors under Applicable Law, (iii) prior to providing any material, non-public information regarding Seller, Seller receives from the party submitting such Acquisition Proposal an executed confidentiality agreement containing provisions that are no less favorable to Seller than the provisions contained in the Existing Confidentiality Agreement, and which permits Seller to perform and comply with its obligations under this Agreement, and (iv) at least forty-eight (48) hours has elapsed from the time Seller shall have provided Buyer with notice of such determination by the Board of Directors of Seller.

          (c)    Notwithstanding anything to the contrary contained in this Section 5.7, if at any time during the Applicable Period and after receipt of a Superior Acquisition Proposal the Board of Directors of Seller, in the exercise of its fiduciary duties, determines in good faith that to do otherwise would likely result in a breach of its fiduciary duties under Delaware law, the Board of Directors of Seller may, pursuant to this Section 5.7, fail to make, withdraw or modify in a manner adverse to Buyer its recommendation to Seller's stockholders for approval of this Agreement (a "Change in Recommendation").

          (d)    Notwithstanding anything to the contrary contained in this Section 5.7, the Board of Directors of Seller may terminate this Agreement in accordance with Section 8.1(g), if (i) Seller has received an unsolicited written Acquisition Proposal during the Applicable Period, (ii) the Applicable Period has not expired prior to the date of termination, (iii) the Board of Directors of Seller determines in good faith that such Acquisition Proposal constitutes a Superior Acquisition Proposal (after taking into account any changes in the terms and conditions of this Agreement proposed by Buyer in accordance with Section 5.7(e)) and (iv) the Board of Directors of Seller determines in good faith that the failure to take such action would result in a breach of the fiduciary duties of the Board of Directors under Delaware law.

          (e)    Seller shall provide Buyer with not less than five (5) Business Days prior written notice of its determination to take any action referred to in Section 5.7(c) or (d). Seller's notice shall include a description of the reasons for any Change in Recommendation and a copy of the most recent version of any written agreement relating to the Superior Acquisition Proposal, which may be redacted to conceal the identity of the party submitting the Superior Acquisition Proposal. If requested by Buyer after the delivery of such notice, Seller shall engage in reasonable, good faith negotiations with Buyer regarding any modifications to the terms and conditions of this Agreement proposed by Buyer. If Buyer proposes any such modifications to the terms and conditions of this Agreement prior to the expiration of the five (5) Business Day period following delivery of Seller's notice and such modifications were material, Seller may not take any action referred to in Section 5.7(c) or (d) unless and until the Board of Directors of Seller determines in good faith that the Acquisition Proposal resulting in the proposed Change in Recommendation or termination pursuant to Section 5.7(d) continues to constitute a Superior Acquisition Proposal, after taking into account any changes in the terms and conditions of this Agreement proposed by Buyer in accordance with this Section 5.7(e). If any material modifications are made to the terms and conditions of any Acquisition Proposal after the date notice thereof is provided by Seller to Buyer pursuant to this Section 5.7(e), then Seller shall again be required to comply with the provisions of this Section 5.7(e) with respect to such modified Acquisition Proposal, except the five (5) Business Day time period contained herein shall be two (2) Business Days.

          (f)    Seller shall, within twenty-four (24) hours after its receipt of any written Acquisition Proposal, provide Buyer with a copy of such Acquisition Proposal or, in connection with any non-written Acquisition Proposal, a written statement setting forth in reasonable detail the material terms and conditions of such Acquisition Proposal. Seller shall furnish to Buyer copies of any written proposals and draft documentation or, if drafted, written summaries of any material oral inquiries or discussions involving the Acquisition Proposal. If Seller provides any non-public information to any party submitting an Acquisition Proposal that has not previously been provided to Buyer, Seller shall provide a copy of such information to Buyer within twenty-four (24) hours after the time it is first provided to such other party. Posting such documents in a virtual data room which is accessible by Buyer shall constitute delivery of such information.

          (g)    Nothing in this Section 5.7 shall prevent the Board of Directors of Seller from taking, and disclosing to Seller's stockholders, a position contemplated by Rules 14d-9 and 14e-2 promulgated under the Exchange Act with respect to any unsolicited tender offer publicly announced during the Applicable Period; provided that, any such disclosure, other than (i) a "stop, look and listen" or similar communication of the type contemplated by Rule 14d-9(f) promulgated under the Exchange Act, (ii) an express rejection of such tender offer or (iii) an express reaffirmation of the Seller's Board of Directors' recommendation to Seller's stockholders for approval of this Agreement, shall be deemed a Change in Recommendation.

          (h)    For the purposes of this Section 5.7, the Board shall be deemed to act in good faith only if it acts (i) by majority vote of directors in a duly called meeting at which a quorum is present and (ii) after consultation with its outside legal and financial advisors.

        Section 5.8.    Certain Tax Matters.

          (a)    Transfer Taxes.    All recordation, transfer, documentary, excise, sales, value added, use, stamp, conveyance or other similar Taxes, duties or governmental charges, and all recording or filing fees or similar costs, imposed or levied by reason of, in connection with or attributable to this Agreement and the Related Documents or the transactions contemplated hereby and thereby, including the recordation and transfer fees with respect to the recordation of the assignment of the Transferred Patent Rights (including foreign associate charges, legalization fees, and patent office charges associated with recording the assignment of the Transferred Patent Rights) (collectively, "Transfer Taxes") shall be borne equally by Buyer and Seller; provided, however, that Buyer and Seller shall bear costs and expenses incurred in connection with the Transferred Patent Rights in accordance with Section 5.10.

          (b)    Allocation of Taxes.    All real property, personal property and similar ad valorem obligations levied with respect to the Purchased Assets for a taxable period that includes (but does not end on) the Closing Date (collectively, the "Apportioned Obligations") shall be apportioned between Seller and Buyer based on the number of days of such taxable period after the Closing Date (such portion of such taxable period, the "Post-Closing Tax Period") and the number of days of such taxable period in a Pre-Closing Tax Period. Seller shall be liable for the proportionate amount of such Apportioned Obligations that is attributable to the Pre-Closing Tax Period, and Buyer shall be liable for the proportionate amount of such Apportioned Obligations that is attributable to the Post-Closing Tax Period.

          (c)    Apportioned Obligations and Transfer Taxes.    Apportioned Obligations and Transfer Taxes shall be timely paid, and all applicable filings, reports and returns shall be filed, as provided by Applicable Law. Upon payment of any such Apportioned Obligation or Transfer Tax, the paying party shall present a statement to the non-paying party setting forth the amount of reimbursement to which the paying party is entitled under Section 5.8(a) or (b), together with such supporting evidence as is reasonably necessary to calculate the amount to be reimbursed. The non-paying party shall make such reimbursement promptly but in no event later than ten (10) days after the presentation of such statement.

          (d)    Tax Withholding.    Buyer and Seller agree that all payments under this Agreement will be made without any deduction or withholding for or on account of any Taxes or other amounts unless required by Applicable Law. In the event Buyer determines, after consultation with Seller, that it is required under Applicable Law to withhold and pay any Tax to any Governmental Authority in respect of any payments made to Seller, the amount of such Tax shall be deducted by Buyer and paid to the relevant Governmental Authority, and Buyer shall notify Seller thereof and shall promptly furnish to Seller all copies of any Tax certificate or other documentation evidencing such withholding. Buyer shall not be required to pay any additional amounts to Seller in respect of any amounts paid to any Governmental Authority pursuant to the immediately preceding sentence. In the event that any withholding Tax shall subsequently be found to be due, payment of such Tax shall be the responsibility of Seller. The parties agree to reasonably cooperate with each other, including by completing or filing documents required under the provisions of any applicable income tax treaty or Applicable Law, to claim any applicable exemption from, or reduction or refund of, any such applicable Taxes.

          (e)    Bulk Sales.    The parties hereby waive compliance with any Uniform Commercial Code bulk sales or comparable statutory provisions of each applicable jurisdiction.

          (f)    Cooperation and Exchange of Information.    Each of Seller and Buyer shall (i) provide the other with such assistance as may reasonably be requested by the other party in connection with the preparation of any Tax Return, application for exemption or refund, audit or other examination by any Governmental Authority or Action relating to liability for Taxes in connection with the

  Purchased Assets, (ii) retain and provide the other with any records or other information that may be relevant to such Tax Return, application, audit or examination, Action or determination, and (iii) provide the other with any final determination of any such audit or examination, Action or determination that affects any amount required to be shown on any Tax Return of the other for any period. Seller shall cooperate with Buyer in any effort by Buyer to secure the services of certain employees of Seller with whom Buyer may have interest in employing or providing consulting services following the Closing.

        Section 5.9.    Public Announcements.    Promptly following the execution of this Agreement, Buyer shall issue a press release in substantially the form attached hereto as Exhibit G-1 and Seller shall issue a press release in substantially the form attached hereto as Exhibit G-2 with respect to the transactions contemplated hereby. Subject to the foregoing and except for the Proxy Statement and any other filings required to be made with the SEC, neither party shall issue or permit any of their respective Affiliates to issue any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party, except as may be required by Applicable Laws (in which case the party required to make the release or statement shall allow the other party reasonable time to comment on such release or statement in advance of such issuance to the extent permitted by Applicable Laws).

        Section 5.10.    Cooperation in Patent Transfer and Assignment.    As of the Closing Date, Seller shall, at its sole cost and expense, cause its patent attorneys and agents to transfer to Buyer or its designees the prosecution and maintenance of all files for all Transferred Patent Rights. Prior to the Closing Date, Seller shall, at its sole cost and expense, prepare a form of patent assignment agreement with respect to the assignment and transfer of the Transferred Patent Rights to Buyer, in form and substance reasonably satisfactory to Buyer. Buyer shall be responsible, at its sole cost and expense, for recording the actual patent assignment agreements prepared by Seller and its patent attorneys and agents with respect to all Patent Rights included in the Purchased Assets from Seller to Buyer, including foreign associate charges, legalization fees, and patent office charges associated with recording the patent assignment agreements. Subject to Section 6.6, upon the reasonable request of Buyer, Seller and its patent attorneys and agents will cooperate with Buyer following the Closing Date to prepare any additional documentation required to record and give effect to the assignment of the Transferred Patent Rights in accordance with this Agreement.

        Section 5.11.    Termination of the Collaboration Agreements.    In accordance with Section 12.2.1 of each of the Collaboration Agreements, which provides that each such Collaboration Agreement will automatically terminate upon termination of the Projects (as defined in each such Collaboration Agreement) by mutual agreement, Buyer and Seller hereby terminate each Project under the Collaboration Agreements effective as of the Closing Date. In connection with such terminations, Buyer and Seller hereby each mutually release the other as of the Closing Date from their respective obligations under the Collaboration Agreements and all other continuing obligations of the parties under the Collaboration Agreements that by the terms thereof survive termination shall have no further force and effect from and after the Closing Date. Notwithstanding the foregoing, any obligations of Buyer to reimburse Seller for costs and expenses incurred by Seller pursuant to the Collaboration Agreements prior to the Closing Date shall survive termination of the Collaboration Agreements.

        Section 5.12.    Further Assurances.    Subject to the terms of this Agreement, each of Buyer and Seller shall execute such documents and other instruments and take such further actions as may be reasonably required to carry out the provisions hereof and to consummate the transactions contemplated by this Agreement and the Related Documents.

        Section 5.13.    Notice of Certain Events.    Each party shall promptly notify the other party of:

          (a)    any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or any of the Related Documents;

          (b)    any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement or any of the Related Documents;

          (c)    any actions, suits, claims, investigations or proceedings commenced or, to the knowledge of either party, threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Article 3 or 4, or that relate to the consummation of the transactions contemplated by this Agreement or any of the Related Documents;

          (d)    with respect to Seller only, any inaccuracy of any representation or warranty contained in this Agreement at any time during the term hereof that could reasonably be expected to cause the condition set forth in Section 6.2(b) not to be satisfied; and

          (e)    any failure of either party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

        The delivery of any notice pursuant to this Section 5.13 shall not limit or otherwise affect the remedies otherwise available hereunder to the party receiving that notice.

        Section 5.14.    Insurance.    Prior to Closing, Seller shall use its reasonable best efforts to purchase from its existing liability insurer or another reputable insurer or insurers reasonably satisfactory to Buyer extended reporting or "tail" coverage with respect to its clinical trial liability insurance policies in effect for all periods during which Seller was conducting human clinical trials (the "Tail Policy"). The Tail Policy shall name Buyer as an additional insured party and shall otherwise be reasonably satisfactory to Buyer. The cost of the foregoing Tail Policy shall be borne by Seller.

ARTICLE VI
CONDITIONS PRECEDENT

        Section 6.1.    Conditions to Obligations of Buyer and Seller.    The obligations of Buyer and Seller to complete the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions:

          (a)    Required Stockholder Vote.    The Required Stockholder Vote shall have been obtained;

          (b)    No Adverse Law; No Injunction.    No Applicable Law or Order shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits the consummation of all or any part of the transactions contemplated by this Agreement or the Related Documents, and no Action shall be pending or threatened by any Governmental Authority or other Person seeking any such Order or decree or seeking to recover any damages or obtain other relief as a result of the consummation of such transactions; and

          (c)    Governmental Approvals.    All required notifications and filings with any Governmental Authority shall have been made and any waiting periods shall have expired or been terminated.

        Section 6.2.    Conditions to Obligations of Buyer.    The obligation of Buyer to complete the transactions contemplated by this Agreement is subject to the satisfaction or waiver by Buyer at or prior to the Closing of the following additional conditions:

          (a)    Representations and Warranties.    The representations and warranties of Seller contained herein (disregarding any materiality or Material Adverse Effect qualifications or dollar amount thresholds contained therein) shall be true and correct in all respects as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date), and except, individually or in the aggregate, as any breach of any representation or warranty has not had and would not reasonably be expected to have a Material Adverse Effect.

          (b)    Covenants; Material Adverse Effect.    Seller shall have performed and complied in all material respects with all covenants, agreements and obligations required to be performed or complied with on or prior to the Closing Date. As of the Closing Date, there shall have not occurred and be continuing any event, development or state of circumstances that individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect.

          (c)    Officer's Certificate.    Buyer shall have received a certificate, dated as of the Closing Date, duly executed by an authorized officer of Seller, certifying that:

              (i)  all of the conditions set forth in Section 6.2(a) and Section 6.2(b) have been satisfied;

             (ii)  the resolutions adopted by the Board of Directors of Seller (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Agreement, as attached to the certificate, were duly adopted at a duly convened meeting of such board or committee, at which a quorum was present and acting throughout or by unanimous written consent, remain in full force and effect, and have not been amended, rescinded or modified, except to the extent attached thereto; and

            (iii)  Seller's officer executing this Agreement, and each of the other documents necessary for consummation of the transactions contemplated herein, is an incumbent officer, and the specimen signature on such certificate is a genuine signature.

          (d)    Certificate of Good Standing.    Buyer shall have received a certificate of good standing in respect of Seller certified by the Secretary of State or other appropriate official of the State of Delaware, dated as of a date not more than ten (10) days prior to the Closing Date.

          (e)    Other Documents.    Buyer shall have received the documents and other agreements and instruments pursuant to Section 6.4(a), and such other documents, agreements and instruments as it may reasonably request in connection with the consummation of the transactions contemplated hereby, including the Mutual Release Agreement.

          (f)    Closing under BGX Asset Purchase Agreement.    The transactions contemplated by the BGX Asset Purchase Agreement shall have been consummated simultaneously with the Closing.

          (g)    Acknowledgement of Assignment of Required License Agreements.    Seller shall have received an acknowledgement or consent, as applicable, from the Required Licensors of Seller's right to assign the Required License Agreements to Buyer and to sublicense the Required License Agreements to BGX.

          (h)    Insurance.    The Tail Policy shall have been issued and shall be in full force and effect and Seller shall have paid the premiums therefor in accordance with Section 5.14.

        Section 6.3.    Conditions to Obligations of Seller.    The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver by Seller at or prior to the Closing of the following additional conditions:

          (a)    Representations and Warranties.    The representations and warranties of Buyer contained herein that are qualified by materiality or subject to thresholds shall be true and correct in all respects, and the representations and warranties of Buyer contained herein that are not so qualified shall be true and correct in all material respects, as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date).

          (b)    Covenants.    Buyer shall have performed and complied in all material respects with all covenants, agreements and obligations required to be performed or complied with on or prior to the Closing Date.

          (c)    Officer's Certificate.    Seller shall have received a certificate, dated as of the Closing Date, duly executed by an authorized representative of Buyer, certifying that:

              (i)  all of the conditions set forth in Section 6.3(a) and Section 6.3(b) have been satisfied;

             (ii)  all required approvals of Buyer authorizing the execution, delivery and performance of this Agreement have been obtained; and

            (iii)  Buyer's officer executing this Agreement, and each of the other documents necessary for consummation of the transactions contemplated herein, is an incumbent officer, and the specimen signature on such certificate is a genuine signature.

          (d)    Other Documents.    Seller shall have received the documents and other agreements and instruments pursuant to Section 6.4(b), and such other documents, agreements and instruments as it may reasonably request in connection with the consummation of the transactions contemplated hereby.

        Section 6.4.    Closing Deliverables.

          (a)    Certain Closing Deliveries of Seller.    At the Closing, Seller shall have delivered or caused to be delivered to Buyer:

              (i)  subject to Section 2.5, a duly executed counterpart to the Bill of Sale and Assignment and Assumption Agreement, substantially in the form of Exhibit A, as may be necessary, among other things, to effect the assignment to Buyer of all rights of Seller in and to the Assumed Contracts, duly executed by Seller;

             (ii)  a duly executed counterpart to the License and Sublicense Agreement (the "Seller License Agreement"), pursuant to which Buyer will sublicense its rights under the NRC License Agreement and in Neose Case NEO00206 to Seller;

            (iii)  assignments for the registrations and applications included in the Transferred Intellectual Property in such form or forms reasonably satisfactory to Buyer which shall be recordable in all jurisdictions in which such registrations have been made or such applications have been filed;

            (iv)  copies of each Assumed Contract, and physical possession of any tangible Purchased Assets, together with certain deeds, endorsements or other instruments as may be reasonably requested by Buyer to vest in Buyer good and marketable title to all of the Purchased Assets, including the Inventory and the Books and Records, in each case in accordance with the Transition Plan; and

             (v)  a duly executed copy of the BGX License Agreement, substantially in the form attached hereto as Exhibit B;

            (vi)  a duly executed copy of the BGX Sublicense Agreement, substantially in the form attached hereto as Exhibit C;

           (vii)  a duly executed counterpart to the assignment of all of Seller's rights, duties and obligations under the BGX License Agreement and the BGX Sublicense Agreement, substantially in the form attached hereto as Exhibit D;

          (viii)  a duly executed counterpart to the Post-Closing Confidentiality Agreement, substantially in the form attached hereto as Exhibit F; and

            (ix)  a duly executed copy of the BGX Asset Purchase Agreement, as the same may be amended in accordance with Section 5.6;

          (b)    Certain Closing Deliveries of Buyer.    Buyer shall have delivered or caused to be delivered to Seller:

              (i)  payment of the Purchase Price by wire transfer of same day funds directly to the account set forth on Schedule 6.4(b)(i);

             (ii)  a duly executed counterpart to any Bill of Sale and Assignment and Assumption Agreement, substantially in the form of Exhibit A, as may be reasonably necessary, among other things, to effect the consummation of the transactions contemplated herein;

            (iii)  a duly executed counterpart to the Seller License Agreement; and

            (iv)  a duly executed counterpart to the Novo Assignment and Assumption Agreement, substantially in the form attached hereto as Exhibit D;

             (v)  a duly executed copy of the Patent Cooperation Agreement, substantially in the form attached hereto as Exhibit E; and

            (vi)  a duly executed counterpart to the Post-Closing Confidentiality Agreement, substantially in the form attached hereto as Exhibit F.

        Section 6.5.    Frustration of Closing Conditions.    Neither Buyer nor Seller may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party's failure to act in good faith or to comply with its agreements set forth herein.

        Section 6.6.    Liquidation of Seller.    Buyer and Seller each acknowledge that, notwithstanding certain post-Closing covenants contained herein, it is Seller's intention to file for legal dissolution promptly following the Closing and to wind-up and liquidate its remaining assets as promptly as practical following the Closing.

ARTICLE VII
SURVIVAL

        Section 7.1.    Non-Survival of Representations, Warranties and Agreements.    From and after the Closing Date, Seller shall have no liability to Buyer with respect to any inaccuracy or breach of any of the representations or warranties of Seller in this Agreement or any Related Documents. The covenants and agreements in this Agreement and in any certificate delivered in connection with this Agreement or any Related Document shall not survive the earlier of the Closing Date or the termination of this Agreement under Section 8.1, as the case may be, unless otherwise expressly provided herein. Each party agrees that, except for the representations and warranties contained in this Agreement and the Related Documents, no party to this Agreement has made any other representations and warranties, and each party disclaims any other representations and warranties, made by itself, its officers, directors, employees, agents, financial and legal advisors or other representatives with respect to the execution and delivery of this Agreement and the Related Documents or the transactions contemplated hereby and thereby, notwithstanding the delivery of disclosure to any other party or any party's representatives of any documentation or other information with respect to any one or more of the foregoing.

 ARTICLE VIII
TERMINATION

        Section 8.1.    Termination.    This Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the Closing whether before or after the Agreement has been adopted and the transactions contemplated hereby have been approved by the Required Stockholder Vote:

          (a)    by mutual written agreement of Buyer and Seller;

          (b)    by Notice of Termination delivered by either party to the other party, if (i) the Closing shall not have occurred prior to January 31, 2009 (the "End Date") (other than due to a breach of any representation or warranty hereunder of the party seeking to terminate this Agreement or as a result of the failure on the part of such party to comply with or perform any of its covenants, agreements or obligations under this Agreement) or (ii) there shall be in effect any Applicable Law that prohibits the Closing or if the Closing would violate any non-appealable Order;

          (c)    prior to the Closing, by Notice of Termination delivered by Buyer to Seller, if any of the conditions set forth in Section 6.1 or Section 6.2 shall have become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by Buyer;

          (d)    prior to the Closing, by Notice of Termination delivered by Seller to Buyer, if any of the conditions set forth in Section 6.1 or Section 6.3 shall have become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by Seller;

          (e)    prior to the Closing, by Notice of Termination delivered by Seller to Buyer, or by Buyer to Seller, if upon a vote at a duly held Seller Stockholders Meeting, the Required Stockholder Vote shall not have been obtained;

          (f)    prior to the Closing, by Notice of Termination delivered by Buyer to Seller, if at any time prior to the Closing, Seller's Board of Directors effects a Change in Recommendation; or

          (g)    by Notice of Termination delivered by Seller to Buyer immediately prior to Seller entering into a definitive agreement with respect to a Superior Acquisition Proposal; provided, however, that (i) Seller has not materially violated the provisions of Section 5.7 with respect to such Superior Acquisition Proposal, (ii) the Board of Directors of Seller has determined to terminate this Agreement in accordance with Section 5.7(d) and (iii) contemporaneously with the termination of this Agreement, Seller pays to Buyer the Termination Fee in accordance with Section 8.2(c).

        Section 8.2.    Procedure and Effect of Termination.

          (a)    Notice of Termination.    Termination of this Agreement by either party shall be by delivery of a written notice to the other party (a "Notice of Termination"). A Notice of Termination shall state the termination provision in this Agreement that such terminating party is claiming provides a basis for termination of this Agreement. Termination of this Agreement pursuant to the provisions of Section 8.1 shall be effective upon and as of the date of delivery of a Notice of Termination as determined pursuant to Section 9.2.

          (b)    Certain Effects of Termination.

              (i)  Except as provided in Section 7.1, in the event of termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of Seller or any of its Representatives, and all rights and obligations of each party hereto shall cease except that the provisions of Section 5.2, Section 8.2(c), Section 8.2(d) and Article IX shall survive any such termination and shall remain in full force and effect; provided, however, that nothing in this Agreement shall relieve any party from liability for the willful breach of any of its representations and warranties or any of its covenants or agreements set forth herein and termination of this Agreement shall not terminate the Existing Confidentiality Agreement.

             (ii)  If this Agreement is terminated pursuant to Section 8.1: (A) each party shall, and shall cause each of its directors, officers, employees, agents, representatives and advisors to, return to the other party all documents and other material received from such other party or any of its Affiliates relating to the transactions contemplated by this Agreement, whether so obtained before or after the execution hereof; and (B) each of the Collaboration Agreements shall continue in full force and effect pursuant to its terms.

          (c)    Termination Fee.    Seller shall pay Buyer, by wire transfer of immediately available funds, the sum of $1,000,000 (the "Termination Fee") if this Agreement is terminated under the following circumstances:

              (i)  if Buyer terminates this Agreement pursuant to Section 8.1(f) following a Change in Recommendation, Seller shall pay the Termination Fee to Buyer on the second Business Day after the date of such termination;

             (ii)  if Seller terminates this Agreement pursuant to Section 8.1(g), Seller shall pay the Termination Fee to Buyer contemporaneously with the termination of this Agreement; or

            (iii)  if (A) either Seller or Buyer terminates this Agreement pursuant to Section 8.1(e), (B) at any time after the date of this Agreement and prior to the Seller Stockholders Meeting, an Acquisition Proposal has been publicly announced or communicated to the Board of Directors of Seller, or any Person has publicly announced an intention, whether or not conditional, to make an Acquisition Proposal and (C) within twelve (12) months after the date of such termination, Seller enters into a definitive agreement with respect to an Acquisition Proposal or an Acquisition Proposal is otherwise consummated, Seller shall pay the Termination Fee to Buyer on the second Business Day after the date such definitive agreement is executed or the date such Acquisition Proposal is consummated, whichever is earlier.

          (d)    Expenses.    If Buyer or Seller terminates this Agreement pursuant to Section 8.1(f) or (g), or pursuant to Section 8.1(e) even if Buyer is not entitled to received the Termination Fee in accordance with Section 8.2(c)(iii), Seller shall reimburse Buyer, not later than two Business Days after submission of statements therefor, for up to an aggregate of $500,000 of the out-of-pocket costs and expenses (including attorneys,' accountants' and investment bankers' fees and expenses) incurred by Buyer in connection with the transactions contemplated by this Agreement.

ARTICLE IX
MISCELLANEOUS

        Section 9.1.    Governing Law; Jurisdiction; Venue; Service Of Process.

          (a)    Governing Law.    Construction and interpretation of this Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive Applicable Law of another jurisdiction.

          (b)    Jurisdiction; Venue; Service Of Process.    The parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for any Action (other than appeals therefrom) arising out of or relating to this Agreement or the Related Documents or otherwise in connection with the transactions contemplated hereby and thereby, and agree not to commence any Action, (other than appeals therefrom) related thereto except in such courts. The parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any Action (other than appeals therefrom) arising out of or relating to this Agreement or the Related Documents or otherwise in connection with the transactions contemplated hereby and thereby in the courts of the State of New York or the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to its address set forth below shall be effective service of process for any Action brought against it under this Agreement in any such court.

        Section 9.2.    Notices.    All notices, requests, demands and other communications that are required or may be given pursuant to the terms of this Agreement shall be in written form, and shall be deemed delivered (a) on the date of delivery when delivered by hand on a Business Day, (b) on the Business Day designated for delivery if sent by reputable overnight courier maintaining records of receipt and (c) on the date of transmission when sent by facsimile, electronic mail or other electronic transmission during normal business hours on a Business Day, with confirmation of transmission by the transmitting equipment. All such communications shall be addressed to the parties at the address set forth as follows, or at such other address as a party may designate upon ten (10) days' prior written notice to the other party.

  If to Buyer, to:

    Novo Nordisk A/S
    Novo Allé
    2880 Bagsvaerd
    Denmark
    Attention: Vice President, Business Development
    Telephone: 011.45.4444.8888
    Facsimile: 011.45.4442.1830

  with a copy (which shall not constitute notice) to the same address:

    Attention: General Counsel
    Telephone:
    Facsimile: 011.45.4498.0670

  and with a copy (which shall not constitute notice) to:

    Davis Polk & Wardwell
    99 Gresham Street
    London EC2V 7NG
    United Kingdom
    Telephone: 011.44.20.7418.1376
    Facsimile: 011.44.20.7710.4893
    Attention: Jeffrey R. O'Brien, Esq.

  If to Seller to:

    Neose Technologies, Inc.
    102 Rock Road
    Horsham, PA 19044
    Attention: Chief Executive Officer
    Telephone: 215.315.9000
    Facsimile: 215.315.9100

  with a copy (which shall not constitute notice) to:

    Morgan, Lewis & Bockius LLP
    502 Carnegie Center
    Princeton, NJ 08540
    Telephone: (609) 919-6604
    Facsimile: (609) 919-6701
    Attention: Steven M. Cohen, Esq.

        Section 9.3.    Benefits of Agreement.    All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any third party, including, for the avoidance of doubt, any Employee or securityholder of Seller.

        Section 9.4.    Amendments and Waivers.    No modification, amendment or waiver of any provision of, or consent or approval required by, this Agreement, nor any consent to or approval of any departure herefrom, shall be effective unless it is in writing and signed by the party against whom enforcement of any such modification, amendment, waiver, consent or approval is sought. Such modification, amendment, waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. Neither the failure of either party to enforce, nor the delay of either party in enforcing, any condition or part of this Agreement at any time shall be construed as a waiver of that condition or part or forfeit any rights to future enforcement thereof. No action taken pursuant to this Agreement, including any investigation by or on behalf of either party hereto, shall be deemed to constitute a waiver by the party taking action of compliance by the other party with any representation, warranty, covenant, agreement or obligation contained herein.

        Section 9.5.    Cumulative Rights.    Except as expressly provided herein, the various rights under this Agreement shall be construed as cumulative, and no one of them is exclusive of any other or exclusive of any rights allowed by Applicable Law.

        Section 9.6.    Expenses.    Except as otherwise specified herein, each party shall bear any costs and expenses with respect to the transactions contemplated herein incurred by it.

        Section 9.7.    WAIVER OF JURY TRIAL.    EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE RELATED DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN.

        Section 9.8.    Assignment.    This Agreement and the rights and obligations hereunder shall not be assignable or transferable by either party hereto without the prior written consent of the other party hereto; provided, however, that Buyer may assign all of its rights and obligations under this Agreement, in whole or from time to time in part, to (i) one or more of its Affiliates at any time and (ii) after the Closing Date, to any Person, effective upon providing written notice to Seller; provided that no such transfer or assignment will relieve Buyer of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Buyer and Buyer will promptly notify Seller of any such permitted assignment. Any attempted assignment in violation of this Section 9.8 shall be null and void.

        Section 9.9.    Enforceability; Severability.    (a) If any covenant or provision hereof is determined to be void or unenforceable in whole or in part, it shall not be deemed to affect or impair the validity of any other covenant or provision hereof if the rights and obligations of a party hereto will not be materially and adversely affected, each of which is hereby declared to be separate and distinct, (b) if any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable, and (c) if any provision of this Agreement is declared invalid or unenforceable for any reason other than overbreadth, the parties hereto agree to modify the offending provision so as to maintain the essential benefits of the bargain (including the rights and obligations hereunder) between the parties to the maximum extent possible, consistent with Applicable Law and public policy.

        Section 9.10.    Entire Agreement.    This Agreement, together with the Schedules and Exhibits expressly contemplated hereby and attached hereto, the Related Documents, the Existing Confidentiality Agreement and the other agreements, certificates and documents delivered in connection herewith or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersede all prior agreements or understandings among the parties with respect to the subject matter hereof, including that certain letter of interest, dated May 16, 2008, by and between Buyer and Seller.

        Section 9.11.    Counterparts.    This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

NOVO NORDISK A/S
By:	/s/ JESPER BRANDGAARD
	Name:	Jesper Brandgaard
	Title:	Chief Financial Officer
By:	/s/ LISE KINGO
	Name:	Lise Kingo
	Title:	Executive Vice President and Chiefs of Staff Corporate Relations
NEOSE TECHNOLOGIES, INC.
By:	/s/ GEORGE J. VERGIS
	Name:	George J. Vergis
	Title:	President and Chief Executive Officer

SIGNATURE PAGE TO THE ASSET PURCHASE AGREEMENT

 ANNEX C

PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION
OF
NEOSE TECHNOLOGIES, INC.

        This Plan of Complete Liquidation and Dissolution (this "Plan") is intended to accomplish the dissolution and complete liquidation of Neose Technologies, Inc., a Delaware corporation (the "Company"), in accordance with the Delaware General Corporation Law (the "DGCL") and Section 331 and Section 336 of the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

        1.     The Board of Directors of the Company (the "Board of Directors") has adopted this Plan and called a special meeting (the "Meeting") of the Company's stockholders (the "Stockholders") to take action on the Plan. If Stockholders holding a majority of the Company's outstanding common stock, par value $.01 per share (the "Common Stock"), vote for the adoption of this Plan at the Meeting, this Plan shall constitute the adopted Plan of the Company as of the latter of (i) the date of the Meeting, or such later date on which the Stockholders may approve this Plan if the Meeting is adjourned to a later date, and (ii) the date that the Dissolution Conditions (as defined below) have been satisfied (the "Adoption Date").

        2.     The approval of this Plan shall also be conditioned upon (i) approval of the Asset Purchase Agreement, dated September 17, 2008, between the Company and BioGeneriX AG, and the sale of certain assets to BioGeneriX AG (collectively, the "BGX Asset Sale") by the Stockholders holding a majority of the Company's outstanding Common Stock, (ii) approval of the Asset Purchase Agreement, dated September 17, 2008, between the Company and Novo Nordisk A/S, and the sale of certain assets to Novo Nordisk A/S (collectively, the "Novo Asset Sale," together with the BGX Asset Sale, the "Assets Sales") by the Stockholders holding a majority of the Company's outstanding Common Stock, and (iii) the subsequent consummation of each of the Asset Sales (collectively, the "Dissolution Conditions").

        3.     On or after the Adoption Date, the officers of the Company shall, at such time as the Board of Directors, in its absolute discretion, deems necessary, appropriate or desirable (and which may be delayed by the Board of Directors for as long as it deems necessary, appropriate or desirable), file with the Secretary of State of the State of Delaware a certificate of dissolution (the "Certificate of Dissolution") in accordance with the DGCL (such date that the filing becomes effective, in accordance with Section 103 of the DGCL, the "Date of Dissolution") and shall also obtain any certificates required from the state tax authorities of other states necessary for filings in such other states.

        4.     After the Date of Dissolution, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business and affairs, and distribute its assets in accordance with this Plan and pursuant to Section 278 of the DGCL. No later than thirty (30) days following the Adoption Date, the Company shall file Form 966 with the Internal Revenue Service.

        5.     On or after the Date of Dissolution, the Company shall determine whether and when to collect, sell, exchange or otherwise dispose of all of its property and assets in one or more transactions upon such terms and conditions as the Board of Directors, in its absolute discretion, deems expedient and in the best interests of the Company and the Stockholders. In connection with such collection, sale, exchange and other disposition, the Company shall collect or make provision for the collection of all accounts receivable, debts and claims owing to the Company.

        6.     Adoption of this Plan by holders of a majority of the outstanding Common Stock shall constitute the approval of the Stockholders of the sale, exchange or other disposition, in liquidation of all of the property and assets of the Company on or after the Date of Dissolution, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions.

        7.     On and after the Date of Dissolution, the Company shall liquidate the Company's assets in accordance with any applicable provision of the DGCL. Without limiting the flexibility of the Board of Directors, the Board of Directors may, at it option, instruct the officers of the Company to follow the procedures set forth in Sections 280 and 281(a) of the DGCL which instruct such officers to, among other things: (i) give notice of the dissolution to all persons having a claim against the Company and, in the sole discretion of the Board of Directors, provide for the rejection of any such claims in accordance with Section 280 of the DGCL; (ii) offer to any claimant on a contract whose claim is contingent, conditional or unmatured, security in an amount sufficient to provide compensation to the claimant if the claim matures, and petition the Delaware Court of Chancery to determine the amount and form of security sufficient to provide compensation to any such claimant who rejects such offer in accordance with Section 280 of the DGCL; (iii) petition the Delaware Court of Chancery to determine the amount and form of security which would be reasonably likely to be sufficient to provide compensation for (a) claims that are the subject of pending action, suit or proceeding to which the Company is a party, and (b) claims that have not been made known to the Company at the time of dissolution, but are likely to arise or become known within five years (or longer in the discretion of the Delaware Court of Chancery, but in no event, longer than ten years), each in accordance with Section 280 of the DGCL; (iv) pay, or make adequate provision for payment, of all claims made against the Company and not rejected, including all expenses of the sale of assets and of the liquidation and dissolution provided for by this Plan in accordance with Sections 280 and 281(a) of the DGCL; (v) post all security offered and not rejected and all security ordered by the Delaware Court of Chancery in accordance with Sections 280 and 281(a) of the DGCL; and (vi) to the extent permitted by law, make one or more liquidating distributions to the Stockholders. Notwithstanding the foregoing, the Company shall not be required to follow the procedures described in Section 280 of the DGCL, and the adoption of this Plan by the Stockholders shall constitute full and complete authority for the Board of Directors and the officers of the Company, without further stockholder action, to proceed with the dissolution and liquidation of the Company in accordance with any applicable provision of the DGCL, including, without limitation, Section 281(b) thereof.

        8.     As a condition to receipt of the final liquidating distribution to the Stockholders, the Board of Directors, in its absolute discretion, may require the Stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agent for recording of such distributions thereon; or (ii) furnish the Company with evidence satisfactory to the Board of Directors of the loss, theft or destruction of their certificates evidencing the Common Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board of Directors ("Satisfactory Evidence and Indemnity"). The Company will finally close its stock transfer books and discontinue recording transfers of Common Stock on the Date of Dissolution, and thereafter certificates representing Common Stock will not be assignable or transferable on the books of the Company.

        9.     If any distribution to a Stockholder cannot be made, whether because the Stockholder cannot be located or for any other reason, the distribution to which such Stockholder is entitled shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such Stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

        10.   In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of this Plan.

        11.   In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay to the Company's officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by a majority of the outstanding Common Stock shall constitute the approval of the Stockholders of the payment of any such compensation.

        12.   The Company shall continue to indemnify its officers, directors, employees, agents and representatives in accordance with its certificate of incorporation and by-laws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Board of Directors, in its absolute discretion, is authorized to obtain and maintain insurance as may be necessary or appropriate to cover the Company's obligations hereunder.

        13.   Notwithstanding authorization or consent to this Plan and the transactions contemplated hereby by the Stockholders, the Board of Directors may modify, amend or abandon this Plan and the transactions contemplated hereby without further action by the Stockholders to the extent permitted by the DGCL.

        14.   The Board of Directors of the Company is hereby authorized, without further action by the Stockholders, to do and perform or cause the officers of the Company, subject to approval of the Board of Directors, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, in the absolute discretion of the Board of Directors, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up its affairs.

 ANNEX D

September 17, 2008

STRICTLY PRIVATE AND CONFIDENTIAL

Board of Directors
Neose Technologies, Inc.
102 Rock Road
Horsham, PA 19044

Members of the Board:

        You have requested our opinion as to the fairness, from a financial point of view, to Neose Technologies, Inc., a Delaware corporation ("Neose" or the "Company"), of the Purchase Price (as defined below) provided for under the terms of the proposed Asset Purchase Agreement, to be dated as of September 17, 2008 (the "Agreement"), by and among BioGeneriX AG, a company organized under the laws of the Federal Republic of Germany ("Buyer") and the Company.

        Under the Agreement, the Company will sell to the Buyer substantially all of its assets, other than the assets being sold simultaneously by the Company to Novo Nordisk A/S pursuant to a separate agreement. The assets to be sold to the Buyer include, without limitation, the Company's intellectual property rights relating to its glycoPEGylated G-CSF programs, without any restrictions with regard to therapeutic indication or to territory, and any other peptides or proteins (except to the extent related to acquired or hereditary hemorrhagic disorders), and are more particularly described in the Agreement (collectively, the "Purchased Assets"). Concurrent with the sale of the Purchased Assets, the Company's collaboration agreement with the Buyer will be terminated.

        Pursuant to the Agreement and subject to the terms and conditions thereof, the aggregate Purchase Price to be received for the sale of the Purchased Assets is $22,000,000 (the "Purchase Price").

        RBC Capital Markets Corporation ("RBC"), as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, corporate restructurings, underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes.

        We have been engaged to render an opinion to the Board of Directors of the Company as to the fairness of the Purchase Price, from a financial point of view, to the Company and will be entitled to receive a fee upon delivery thereof, without regard to whether our opinion is accepted or the Agreement is consummated. We are also entitled to an additional, larger fee in the event of consummation of the transactions contemplated by the Agreement. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. In the ordinary course of business, RBC or an affiliate may act as a market maker and broker in the publicly traded securities of the Company and receive customary compensation, and may also actively trade securities of the Company for our own account and the accounts of our customers, and, accordingly, RBC and its affiliates may hold a long or short position in such securities.

        For the purposes of rendering our opinion, we have undertaken such review and inquiries as we deemed necessary or appropriate under the circumstances, including the following: (i) we reviewed the financial terms of the draft dated September 16, 2008 of the Agreement (the "Latest Draft Agreement"); (ii) we reviewed and analyzed certain publicly available financial and other data with respect to the Company and certain other relevant historical operating data relating to the Company made available to us from published sources and from the internal records of the Company; (iii) we conducted discussions with members of senior management of the Company with respect to the business prospects and financial outlook of the Company; (iv) we reviewed financial information and estimates relating to the Company that were provided to us by the Company's management (the "Company Forecasts") and have discussed those Company Forecasts with the Company's management; and (v) we performed such other studies and analyses as we deemed appropriate.

        In arriving at our opinion, we performed the following analyses in addition to the review, inquiries, and analyses referred to in the preceding paragraph: (i) we performed a discounted cash flow analysis using the Company Forecasts; (ii) we compared market valuation metrics, to the extent publicly available, of selected precedent transactions with terms we deemed comparable to those of the Agreement, with the market valuation metrics implied by the Purchase Price; and (iii) we compared selected market valuation metrics of publicly-traded companies that we deemed comparable to the Company with metrics implied by the Purchase Price

        Several analytical methodologies have been employed and no one method of analysis should be regarded as critical to the overall conclusion we have reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions we have reached are based on all the analysis and factors presented, taken as a whole, and also on application of our own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. We therefore give no opinion as to the standalone value or merit of any one or more parts of the analyses.

        In rendering our opinion, we have assumed and relied upon the accuracy and completeness of the financial, legal, tax, operating and other information provided to us by the Company (including, without limitation, the Company Forecasts and the financial statements and related notes thereto), and have not assumed responsibility for independently verifying and have not independently verified such information. For all forward-looking financial information with respect to the Company, we have relied on the Company Forecasts. We assumed that all of the Company Forecasts were reasonably prepared and represent the best currently available estimates and good faith judgments of Company's senior management as to the Company's financial performance and express no opinion as to any aspect of the Company Forecasts, the assumptions on which they are based, or whether such Company Forecasts would be attained.

        In rendering our opinion, we have not assumed any responsibility to perform, and have not performed, an independent evaluation or appraisal of any of the Purchased Assets or of the liabilities of the Company. We have not assumed any obligation to conduct, and have not conducted, a physical inspection of the property or facilities of the Company. We have not investigated, and make no assumption regarding, any litigation or other claims affecting the Company. Our opinion relates to the Company as a going concern and, accordingly, we express no opinion regarding the liquidation value of the Company. This letter should not be construed as creating any fiduciary duty of the part of RBC to the Company, the Board of Directors of the Company, or any other party.

        We have assumed, in all respects material to our analysis, that all conditions to the consummation of the Agreement will be satisfied without waiver thereof, that the representations and warranties of each party contained in the Agreement are true and correct and that each party will perform all of the covenants and agreements required to be performed by it under the Agreement. We have assumed that the executed version of the Agreement will not differ, in any respect material to our opinion, from the Latest Draft Agreement. In addition, we have relied upon the Company to advise us promptly if any information previously provided to us has become inaccurate or is required to be updated during our review.

        Our opinion speaks only as of the date hereof, is based on the conditions as they exist and information which we have been supplied as of the date hereof, and is without regard to any market, economic, financial, legal, or other circumstances or event of any kind or nature which may exist or occur after such date. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon events occurring after the date hereof and do not have an obligation to update, revise or reaffirm this opinion.

        The opinion expressed herein is provided for the information and assistance of the Board of Directors of the Company in connection with the Agreement. All advice and opinions (written and oral) rendered by RBC are intended for the use and benefit of the Board of Directors of the Company. Such advice or opinions may not be reproduced, summarized, excerpted from or referred to in any public document or given to any other person without the prior written consent of RBC. If required by applicable law, such opinion may be included in any disclosure document filed by the Company with the Securities and Exchange Commission with respect to the proposed Agreement; provided however, that such opinion must be reproduced in full and that any description of or reference to RBC be in a form reasonably acceptable to RBC and its counsel (which acceptance will not be unreasonably withheld, delayed or conditioned). RBC shall have no responsibility for the form or content of any such disclosure document, other than the opinion itself; provided, however, that RBC will use reasonable care in reviewing the description of or reference to RBC or the opinion in any disclosure document filed by the Company with the SEC.

        Our opinion does not address the merits of the underlying decision by the Company to engage in transactions contemplated by the Agreement or the relative merits of such transactions compared to any alternative business strategy or transactions in which the Company might engage and does not constitute a recommendation regarding the decision of the Board of Directors of the Company to approve of the Agreement, to any member of the Board of Directors or any holder of Company Common Stock as to how to vote in connection with the proposed Agreement, or to the decision of the Company to enter into the Agreement or to effectuate the transactions contemplated by the Agreement.

        Our opinion addresses solely the fairness, from a financial point of view, of the Purchase Price to be paid to the Company under the Agreement. Our opinion does not in any way address other terms or conditions of the Agreement.

        Our opinion has been approved by RBC's Fairness Opinion Committee.

        Based on our experience as investment bankers and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the Purchase Price to be received by the Company pursuant to the Agreement is fair, from a financial point of view.

Very truly yours,

/s/ RBC Capital Markets Corporation

RBC CAPITAL MARKETS CORPORATION

 ANNEX E

September 17, 2008

STRICTLY PRIVATE AND CONFIDENTIAL

Board of Directors
Neose Technologies, Inc.
102 Rock Road
Horsham, PA 19044

Members of the Board:

        You have requested our opinion as to the fairness, from a financial point of view, to Neose Technologies, Inc., a Delaware corporation ("Neose" or the "Company"), of the Purchase Price (as defined below) provided for under the terms of the proposed Asset Purchase Agreement, to be dated as of September 17, 2008 (the "Agreement"), by and among Novo Nordisk A/S, a limited liability company organized under the laws of Denmark and the Company.

        Under the Agreement, the Company will sell to the Buyer substantially all of its assets, other than the assets being sold simultaneously by the Company to BioGeneriX AG pursuant to a separate agreement. The assets to be sold to the Buyer include, without limitation, the Company's intellectual property rights relating to its recombinant coagulation Factor VIIa, Factor VIII and Factor IX programs for use in the prevention or treatment of acquired or hereditary hemorrhagic disorders, and are more particularly described in the Agreement (collectively, the "Purchased Assets"). Concurrent with the sale of the Purchased Assets, the Company's collaboration agreements with the Buyer will be terminated.

        Pursuant to the Agreement and subject to the terms and conditions thereof, the aggregate Purchase Price to be received for the sale of the Purchased Assets is $21,000,000 (the "Purchase Price").

        RBC Capital Markets Corporation ("RBC"), as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, corporate restructurings, underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes.

        We have been engaged to render an opinion to the Board of Directors of the Company as to the fairness of the Purchase Price, from a financial point of view, to the Company and will be entitled to receive a fee upon delivery thereof, without regard to whether our opinion is accepted or the Agreement is consummated. We are also entitled to an additional, larger fee in the event of consummation of the transactions contemplated by the Agreement. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. In the ordinary course of business, RBC or an affiliate may act as a market maker and broker in the publicly traded securities of the Company and receive customary compensation, and may also actively trade securities of the Company for our own account and the accounts of our customers, and, accordingly, RBC and its affiliates may hold a long or short position in such securities.

        For the purposes of rendering our opinion, we have undertaken such review and inquiries as we deemed necessary or appropriate under the circumstances, including the following: (i) we reviewed the financial terms of the draft dated September 16, 2008 of the Agreement (the "Latest Draft Agreement"); (ii) we reviewed and analyzed certain publicly available financial and other data with respect to the Company and certain other relevant historical operating data relating to the Company made available to us from published sources and from the internal records of the Company; (iii) we conducted discussions with members of senior management of the Company with respect to the business prospects and financial outlook of the Company; (iv) we reviewed financial information and estimates relating to the Company that were provided to us by the Company's management (the "Company Forecasts") and have discussed those Company Forecasts with the Company's management; and (v) we performed such other studies and analyses as we deemed appropriate.

        In arriving at our opinion, we performed the following analyses in addition to the review, inquiries, and analyses referred to in the preceding paragraph: (i) we performed a discounted cash flow analysis using the Company Forecasts; (ii) we compared market valuation metrics, to the extent publicly available, of selected precedent transactions with terms we deemed comparable to those of the Agreement, with the market valuation metrics implied by the Purchase Price; and (iii) we compared selected market valuation metrics of publicly-traded companies that we deemed comparable to the Company with metrics implied by the Purchase Price

        Several analytical methodologies have been employed and no one method of analysis should be regarded as critical to the overall conclusion we have reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions we have reached are based on all the analysis and factors presented, taken as a whole, and also on application of our own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. We therefore give no opinion as to the standalone value or merit of any one or more parts of the analyses.

        In rendering our opinion, we have assumed and relied upon the accuracy and completeness of the financial, legal, tax, operating and other information provided to us by the Company (including, without limitation, the Company Forecasts and the financial statements and related notes thereto), and have not assumed responsibility for independently verifying and have not independently verified such information. For all forward-looking financial information with respect to the Company, we have relied on the Company Forecasts. We assumed that all of the Company Forecasts were reasonably prepared and represent the best currently available estimates and good faith judgments of Company's senior management as to the Company's financial performance and express no opinion as to any aspect of the Company Forecasts, the assumptions on which they are based or whether such Company Forecasts would be attained.

        In rendering our opinion, we have not assumed any responsibility to perform, and have not performed, an independent evaluation or appraisal of any of the Purchased Assets or of the liabilities of the Company. We have not assumed any obligation to conduct, and have not conducted, a physical inspection of the property or facilities of the Company. We have not investigated, and make no assumption regarding, any litigation or other claims affecting the Company. Our opinion relates to the Company as a going concern and, accordingly, we express no opinion regarding the liquidation value of the Company. This letter should not be construed as creating any fiduciary duty of the part of RBC to the Company, the Board of Directors of the Company, or any other party.

        We have assumed, in all respects material to our analysis, that all conditions to the consummation of the Agreement will be satisfied without waiver thereof, that the representations and warranties of each party contained in the Agreement are true and correct and that each party will perform all of the covenants and agreements required to be performed by it under the Agreement. We have assumed that the executed version of the Agreement will not differ, in any respect material to our opinion, from the Latest Draft Agreement. In addition, we have relied upon the Company to advise us promptly if any information previously provided to us has become inaccurate or is required to be updated during our review.

        Our opinion speaks only as of the date hereof, is based on the conditions as they exist and information which we have been supplied as of the date hereof, and is without regard to any market, economic, financial, legal, or other circumstances or event of any kind or nature which may exist or occur after such date. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon events occurring after the date hereof and do not have an obligation to update, revise or reaffirm this opinion.

        The opinion expressed herein is provided for the information and assistance of the Board of Directors of the Company in connection with the Agreement. All advice and opinions (written and oral) rendered by RBC are intended for the use and benefit of the Board of Directors of the Company. Such advice or opinions may not be reproduced, summarized, excerpted from or referred to in any public document or given to any other person without the prior written consent of RBC. If required by applicable law, such opinion may be included in any disclosure document filed by the Company with the Securities and Exchange Commission with respect to the proposed Agreement; provided however, that such opinion must be reproduced in full and that any description of or reference to RBC be in a form reasonably acceptable to RBC and its counsel (which acceptance will not be unreasonably withheld, delayed or conditioned). RBC shall have no responsibility for the form or content of any such disclosure document, other than the opinion itself; provided, however, that RBC will use reasonable care in reviewing the description of or reference to RBC or the opinion in any disclosure document filed by the Company with the SEC.

        Our opinion does not address the merits of the underlying decision by the Company to engage in transactions contemplated by the Agreement or the relative merits of such transactions compared to any alternative business strategy or transactions in which the Company might engage and does not constitute a recommendation regarding the decision of the Board of Directors of the Company to approve of the Agreement, to any member of the Board of Directors or any holder of Company Common Stock as to how to vote in connection with the proposed Agreement, or to the decision of the Company to enter into the Agreement, or to effectuate the transactions contemplated by the Agreement.

        Our opinion addresses solely the fairness, from a financial point of view, of the Purchase Price to be paid to the Company under the Agreement. Our opinion does not in any way address other terms or conditions of the Agreement.

        Our opinion has been approved by RBC's Fairness Opinion Committee.

        Based on our experience as investment bankers and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the Purchase Price to be received by the Company pursuant to the Agreement is fair, from a financial point of view.

Very truly yours,

/s/ RBC Capital Markets

RBC CAPITAL MARKETS CORPORATION

PROXY

NEOSE TECHNOLOGIES, INC.

SPECIAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of

Directors of Neose Technologies, Inc.

The undersigned stockholder of Neose Technologies, Inc. hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement for the Special Meeting of Stockholders of Neose Technologies, Inc., to be held on                        , 2008, and hereby appoints A. Brian Davis and George J. Vergis, Ph.D., and each of or either of them, proxy and attorney-in-fact, with full power of substitution and resubstitution, on behalf and in the name of the undersigned, to represent the undersigned at such meeting and at any adjournment or postponement thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE LISTED PROPOSALS, AND AS THE PROXYHOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

		FOR	AGAINST	ABSTAIN

1.	To approve the BGX Asset Purchase Agreement and the BGX Asset Sale	☐	☐	☐

2.	To approve the Novo Asset Purchase Agreement and the Novo Asset Sale	☐	☐	☐

3.

To approve and adopt the Plan of Complete Liquidation and Dissolution, which is subject to the approval of Proposals 1 and 2 and the subsequent consummation of the BGX Asset Sale and the Novo Asset Sale

		☐	☐	☐

	FOR	AGAINST	ABSTAIN

4.

To vote to adjourn the Special Meeting, regardless of whether a quorum is present, if necessary to solicit additional votes in favor of approval of the Asset Sales and/or the approval and adoption of Plan of Complete Liquidation and Dissolution

	☐	☐	☐

And, in their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

SIGNATURE(S)	DATE , 2008

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.  Please sign exactly as name appears hereon.  Where shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership by authorized person.

YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS:

1.	VOTE BY INTERNET:
Log-on to www.proxyvote.com
Enter your control number printed below
Vote your proxy by checking the appropriate boxes
Click on “Accept Vote”

OR

2.

VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed. Call toll-free in the U.S. or Canada at (800) 690-6903 on a touch-tone telephone

OR

3.	VOTE BY MAIL: If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.  Telephone and Internet voting is available through      p.m., Eastern Daylight Time , on               , 2008.  Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

QuickLinks

NEOSE TECHNOLOGIES, INC. 102 Rock Road Horsham, Pennsylvania (215) 315-9000
SPECIAL MEETING OF STOCKHOLDERS—YOUR VOTE IS IMPORTANT
NEOSE TECHNOLOGIES, INC. 102 ROCK ROAD HORSHAM, PENNSYLVANIA (215) 315-9000
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD , 2008

NEOSE TECHNOLOGIES, INC. 102 ROCK ROAD HORSHAM, PENNSYLVANIA 19044 PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD , 2008
SUMMARY TERM SHEET
BGX Asset Sale
Novo Asset Sale
The Plan of Liquidation and Complete Dissolution
Adjournment of the Special Meeting
CAUTION REGARDING FORWARD-LOOKING STATEMENTS
RISK FACTORS
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING The Proposals to Be Voted On
Recommendation of the Board of Directors
The Asset Sales
The Plan of Liquidation and Possible Distributions to Stockholders
Relationship Between the Asset Sales and Plan of Liquidation Proposals
Voting Matters
Stockholder Questions
SELECTED HISTORICAL FINANCIAL DATA
GENERAL BACKGROUND OF THE SALE PROCESS APPLICABLE TO BOTH ASSET SALES AND THE PLAN OF LIQUIDATION
PROPOSAL NO. 1 APPROVAL OF THE BGX ASSET SALE
PROPOSAL NO. 2 APPROVAL OF THE NOVO ASSET SALE
PROPOSAL NO. 3 APPROVAL OF PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION
MARKET PRICE OF OUR COMMON STOCK
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
STOCKHOLDER PROPOSALS
WHERE YOU CAN FIND MORE INFORMATION
OTHER BUSINESS
IMPORTANT
  ANNEX A
ASSET PURCHASE AGREEMENT BY AND BETWEEN BIOGENERIX AG, AS BUYER, AND NEOSE TECHNOLOGIES, INC., AS SELLER dated as of September 17, 2008

SCHEDULES TO ASSET PURCHASE AGREEMENT
EXHIBITS TO ASSET PURCHASE AGREEMENT
ASSET PURCHASE AGREEMENT
RECITALS
ARTICLE I DEFINITIONS; INTERPRETATION
ARTICLE II PURCHASE AND SALE
ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER
ARTICLE V ADDITIONAL AGREEMENTS
ARTICLE VI CONDITIONS PRECEDENT
ARTICLE VII TERMINATION
ARTICLE VIII MISCELLANEOUS
  ANNEX B
ASSET PURCHASE AGREEMENT BY AND BETWEEN NOVO NORDISK A/S, AS BUYER, AND NEOSE TECHNOLOGIES, INC., AS SELLER dated as of September 17, 2008

SCHEDULES TO ASSET PURCHASE AGREEMENT
EXHIBITS TO ASSET PURCHASE AGREEMENT
ASSET PURCHASE AGREEMENT
RECITALS
ARTICLE I DEFINITIONS; INTERPRETATION
ARTICLE II PURCHASE AND SALE
ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER
ARTICLE V ADDITIONAL AGREEMENTS
ARTICLE VI CONDITIONS PRECEDENT
ARTICLE VII SURVIVAL
ARTICLE VIII TERMINATION
ARTICLE IX MISCELLANEOUS
  ANNEX C
PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION OF NEOSE TECHNOLOGIES, INC.
  ANNEX D
  ANNEX E